UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2015

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
October 31, 2015
Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class
Growth
Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX
Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX
Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX
Harbor Small Cap Growth Opportunities Fund	HASOX	HRSOX	HISOX
Value
Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX
Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX
Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds
Annual Report Overview (Unaudited)

The Funds fiscal year ended October 31, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2015
GROWTH FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Capital Appreciation Fund	12.16%	11.88%	11.75%
Harbor Mid Cap Growth Fund	1.55	1.29	1.21
Harbor Small Cap Growth Fund	3.35	3.12	2.98
Harbor Small Cap Growth Opportunities Fund	-3.78	-3.98	-4.17
VALUE FUNDS
Harbor Large Cap Value Fund	7.29%	7.02%	6.87%
Harbor Mid Cap Value Fund	1.32	1.05	0.93
Harbor Small Cap Value Fund	0.01	-0.28	-0.37

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2015
Russell 1000® Growth; large cap, domestic equity	9.18%
S&P 500; large cap, domestic equity	5.20
Russell Midcap® Growth; mid cap, domestic equity	4.94
Russell 2000® Growth; small cap, domestic equity	3.52
Russell 1000® Value; large cap, domestic equity	0.53
Russell Midcap® Value; mid cap, domestic equity	0.47
Russell 2000® Value; small cap, domestic equity	-2.88
1

Harbor Domestic Equity Funds
Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
DOMESTIC EQUITY FUNDS	2011	2012	2013	2014	2015
Harbor Capital Appreciation Fund
Institutional Class	0.66%	0.66%	0.65%	0.65%	0.64%	0.90%
Administrative Class	0.91	0.91	0.90	0.90	0.89	1.21
Investor Class	1.03	1.03	1.02	1.02	1.01	1.27
Harbor Mid Cap Growth Fund
Institutional Class	0.85%	0.85%	0.84%	0.83%	0.84%	1.04%
Administrative Class	1.10	1.10	1.09	1.08	1.09	1.34
Investor Class	1.22	1.22	1.21	1.20	1.21	1.37
Harbor Small Cap Growth Fund
Institutional Class	0.84%	0.84%	0.83%	0.83%	0.83%	1.11%
Administrative Class	1.09	1.09	1.08	1.08	1.08	1.42
Investor Class	1.21	1.21	1.20	1.20	1.20	1.45
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	N/A	N/A	0.90% [a]	0.90%	1.11%
Administrative Class	N/A	N/A	N/A	1.15 [a]	1.15	1.42
Investor Class	N/A	N/A	N/A	1.27 [a]	1.27	1.45
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.68%	0.68%	0.86%
Administrative Class	0.93	0.93	0.93	0.93	0.93	1.15
Investor Class	1.05	1.05	1.05	1.05	1.05	1.22
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.93%	0.89%	0.86%	0.95%
Administrative Class	1.20	1.20	1.18	1.14	1.11	1.28
Investor Class	1.32	1.32	1.30	1.26	1.23	1.30
Harbor Small Cap Value Fund
Institutional Class	0.84%	0.85%	0.84%	0.84%	0.85%	1.07%
Administrative Class	1.09	1.10	1.09	1.09	1.10	1.47
Investor Class	1.21	1.22	1.21	1.21	1.22	1.53

1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2015 Morningstar Universe with the same investment style as the comparable Harbor fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized figures for the period February 1, 2014 (inception) through October 31, 2014.
2

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Domestic equities had modest gains in the fiscal year ended October 31, 2015, following double-digit returns the previous fiscal year. Slowing growth in China, continued weakness in energy prices and concerns about when the Federal Reserve (Fed) would begin to raise short-term interest rates weighed on the domestic equity markets. Despite economic concerns in many countries, the U.S. economy continued to be one of the strongest in the world. Some domestic market indices reached record levels earlier in the year only to experience a pullback in August and September before finishing the fiscal year with a strong rally in October.
The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 3.84% for the fiscal year ended October 31, 2015. The S&P 500, an index of larger companies, had a return of 5.20% in fiscal 2015, while the Russell 2000® Index, a small-company benchmark, had a return of 0.34%.
Harbor Domestic Equity Funds
Harbor’s domestic equity funds turned in generally solid performances in fiscal 2015, led by strong performances in the large cap equity funds. Two of the three mid and small cap growth funds had weak results while the mid and small cap value funds performed well.
Harbor Capital Appreciation Fund had very good performance, returning 12.16% and beating its Russell 1000® Growth Index benchmark by 298 basis points. A basis point is one-hundredth of one percentage point. Harbor Mid Cap Growth Fund with a return of 1.55% had a weak performance in fiscal 2015, trailing its Russell Midcap® Growth Index benchmark by 339 basis points. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor Small Cap Growth Fund’s return of 3.35% trailed its Russell 2000® Growth Index benchmark by 17 basis points. Our most recent addition to the small cap line-up, Harbor Small Cap Growth Opportunities Fund, which is in its second year of operation, finished the year with a return of -3.78% well behind its Russell 2000® Growth Index benchmark which posted a return of 3.52%.
Harbor’s domestic value funds had good performances in the fiscal year led by the Harbor Large Cap Value Fund. Harbor Large Cap Value Fund returned 7.29% which was 676 basis points ahead of its benchmark, the Russell 1000® Value Index.
Harbor Mid Cap Value Fund had a return of 1.32%, beating its benchmark, the Russell Midcap® Value Index, by 85 basis points. Harbor Small Cap Value Fund with a return of 0.01% was ahead of its benchmark, the Russell 2000® Value Index, by 289 basis points.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended October 31, 2015
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	3.84%	13.83%	8.06%	10.70%
S&P 500 (large cap stocks)	5.20	14.33	7.85	10.84
Russell Midcap® (mid cap stocks)	2.77	13.91	8.85	12.16
Russell 2000® (small cap stocks)	0.34	12.06	7.47	9.60
Russell 3000® Growth	8.72	15.16	9.06	10.24
Russell 3000® Value	0.24	13.04	6.71	10.84
International & Global
MSCI EAFE (ND) (foreign stocks)	-0.07%	4.81%	4.05%	7.82%
MSCI World (ND) (global stocks)	1.77	9.15	5.79	8.76
MSCI All Country World (ND) (global stocks)	-0.03	7.68	5.67	N/A
MSCI Emerging Markets (ND) (emerging markets)	-14.53	-2.80	5.70	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-25.72%	-9.85%	-5.10%	N/A
Fixed Income
BofA Merrill Lynch U.S. High-Yield (high-yield bonds)	-2.05%	6.01%	7.48%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.96	3.03	4.72	6.96
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.02	0.07	1.31	3.77
Barclays U.S. TIPS (inflation-linked bonds)	-1.42	2.06	4.17	N/A
3

International Equity, Strategic Markets, and Fixed Income
International equity markets produced flat to negative returns in fiscal 2015, reflecting concerns over weak economic growth in both developed and emerging markets. Slowing growth in China and the possible interest rate increase by the Fed contributed to the weak market conditions. The MSCI EAFE (ND) Index, an index of companies based in developed overseas markets, had a return of -0.07% for the fiscal year, the second consecutive fiscal year of modest negative returns. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., had a return of -0.03%. The MSCI Emerging Markets (ND) Index returned -14.53%. (All international and global returns are in U.S. dollars.)
International equity markets produced flat to negative returns in fiscal 2015, reflecting concerns over weak economic growth in both developed and emerging markets. Concern about slowing growth in China and the possible interest rate increase by the Federal Reserve contributed to the weak market conditions. For the second consecutive fiscal year, the MSCI EAFE (ND), an index of companies based in developed overseas markets, had a return of -0.07% for the fiscal year, the second consecutive fiscal year of modest negative returns. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., had a return of -0.03%. The MSCI Emerging Markets (ND) Index returned -14.53%. (All international and global returns are in U.S. dollars.)
Broad measures of commodity prices fell in fiscal 2015 for the third consecutive fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -25.72%. Lower oil prices, weaker prices of other commodities and a strong U.S. dollar all contributed to the lower commodity returns.
Market volatility, lower oil prices, a strong U.S. dollar and divergences among policies of some major economies contributed to modest or negative returns in the major fixed income markets. The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 1.96% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of -1.42%. The BofA Merrill Lynch U.S. High Yield Index had a return of -2.05%. Money market investments produced barely positive returns as the Fed continued to hold the federal funds target rate at the 0.00%-to-0.25% range established in December 2008.
Consider Your Risk Tolerance and Keep a Long-Term View
Volatility returned to equity and bond markets in 2015. Swift movements in the value of stocks and bonds can make even the most experienced investors uncomfortable. Markets are uncertain and can move quickly up or down. No one knows how equity or fixed income markets will perform in any short-term period.
The recent market volatility is a good reminder for every investor to evaluate their risk tolerance. A diversified portfolio consistent with your risk tolerance and financial objectives can help you manage the uncertainty of the markets over the long term.
Harbor Funds always encourages investors to take a long-term perspective with all investments. Harbor offers actively-managed equity, strategic markets and fixed income funds to help investors build a diversified portfolio to achieve their long-term investment goals.
Thank you for your investment in Harbor Funds.

December 21, 2015

David G. Van Hooser
Chairman
4

Harbor Capital Appreciation Fund
Managers' Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Jennison has subadvised the Fund since 1990.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Mid to large cap growth stocks
Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of
Fund Performance
MARKET REVIEW
Weak energy prices, a strong U.S. dollar, and slowing economic growth in China were key influences on the global economic landscape in the past year. The U.S. remained the strongest of the major global economies. The Federal Reserve ended its quantitative-easing program in December, signaling confidence in the health of U.S. economic activity and labor market conditions. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets. Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These challenges, combined with uncertainty about the timing and pace of anticipated monetary tightening in the U.S., contributed to continued volatility in global financial markets.
PERFORMANCE
The Harbor Capital Appreciation Fund advanced 12.16% (Institutional Class), 11.88% (Administrative Class), and 11.75% (Investor Class) in the fiscal year, outperforming the Russell 1000® Growth Index, which rose 9.18%, and the broader market, as represented by the S&P 500 Index, which climbed 5.20%.
Consumer discretionary stocks across a diverse range of industries contributed significantly to Fund outperformance relative to benchmark. In Internet retail, Amazon and Netflix were noteworthy performers. Amazon benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. The company has been increasing its business investment to drive unit growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. On-demand streaming media network Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. We believe a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.
In restaurants, Starbucks’ strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. We believe the company has demonstrated its ability to devise innovative new platforms, which should help to keep its new product pipeline strong. In apparel, Nike generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories.
In information technology, Facebook and Google (now known as Alphabet) made strong gains. Internet-based social media platform Facebook has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. We believe that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers and will benefit from long-term, largely untapped, growth drivers including Instagram, WhatsApp, Messenger, and Oculus. Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. We like its solid competitive position, strong advertising revenue, and YouTube monetization opportunities.
5

Harbor Capital Appreciation Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Alphabet Inc.	5.8%
Apple Inc.	5.1%
Amazon.com Inc.	5.0%
Facebook Inc.	4.1%
MasterCard Inc.	3.4%
Visa Inc.	3.1%
NIKE Inc.	3.0%
Netflix Inc.	2.5%
Starbucks Corp.	2.4%
Walt Disney Co.	2.2%
Another technology stock, Alibaba, detracted from Fund performance. One of the world’s largest e-commerce companies with dominant positions in several Chinese markets, it was hurt by transitional challenges posed by changes in keyword search and the migration to mobile-device-based transactions. We believe that the company’s initiatives related to these issues will be beneficial and that Alibaba offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.
Slowing global growth affected the industrials and commodities sectors broadly. In industrials, Canadian Pacific Railway was hurt by lower volumes of a variety of commodities, including oil, grain, and coal, being shipped on its rail lines. We eliminated the position. We also closed the position in oil equipment and services provider Schlumberger, which was pressured as falling energy prices caused its customers to curtail future spending.
Health care companies have been strong positive contributors to Fund return for several years, and we trimmed or eliminated select positions as our investment theses were realized. We continue to own a number of pharmaceutical and biopharmaceutical companies that are developing novel therapies for blood disorders, cancer, macular degeneration, and other serious conditions. With the current focus on drug pricing likely to persist, it will become increasingly important for companies to have truly innovative products in their development pipelines. Holdings with what we believe are promising development programs that performed well include Incyte, Regeneron, Celgene, and Bristol-Myers Squibb.
Another health care position, Illumina, fell on disappointing financial results and lowered forecasts. The company has benefited from building demand for its next-generation gene-sequencing technology. Innovative applications of the technology in user end markets are early in development, suggesting, in our view, the potential for considerable future growth.
OUTLOOK AND STRATEGY
The fundamental drivers of U.S. expansion – improving employment, housing, and wage growth – remain intact. Weakness in commodity prices is taking a toll on profits in the energy and commodity sectors. The impact has broadened to industrial companies that serve these sectors or count on growth in emerging economies for end-market demand. Combined with the impact of the stronger U.S. dollar and the correspondingly weaker translation of foreign profits, we expect S&P 500 profits to be flat or slightly down for 2015. We believe that weakness in these industries masks the continued growth in profits across the consumer, technology, and health care sectors and that innovation, new product introductions, and market expansion, which are less affected by macroeconomic headwinds, remain the driving forces in these areas.
We expect favorable absolute and relative earnings trends for the Fund’s holdings in 2016. We believe that the effect of lower energy prices on discretionary income should more fully benefit our consumer holdings into 2016 and the drag from currency translation should begin to moderate by mid-2016, assuming current levels are sustained.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor Capital Appreciation Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2012
Cusip	411511504
Ticker	HACAX
Inception Date	12/29/1987
Net Expense Ratio	0.64% [a]
Total Net Assets (000s)	$24,669,740

ADMINISTRATIVE CLASS
Fund #	2212
Cusip	411511827
Ticker	HRCAX
Inception Date	11/01/2002
Net Expense Ratio	0.89% [a]
Total Net Assets (000s)	$620,910

INVESTOR CLASS
Fund #	2412
Cusip	411511819
Ticker	HCAIX
Inception Date	11/01/2002
Net Expense Ratio	1.01% [a]
Total Net Assets (000s)	$2,214,518
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$150,331	$141,939
Price/Earning Ratio (P/E)	44.6x	27.8x
Price/Book Ratio (P/B)	7.6x	6.6x
Beta vs. Russell 1000® Growth Index	1.05	1.00
Portfolio Turnover (Year Ended 10/31/2015)	37%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Reflective of a contractual management fee waiver effective through February 29, 2016.
7

Harbor Capital Appreciation Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Capital Appreciation Fund
Institutional Class	12.16%	15.79%	9.00%	12/29/1987	$23,676
Administrative Class	11.88	15.51	8.73	11/01/2002	23,096
Investor Class	11.75	15.37	8.60	11/01/2002	22,812
Comparative Indices
Russell 1000® Growth	9.18%	15.30%	9.09%	—	$23,869
S&P 500	5.20	14.33	7.85	—	21,289
As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Net) and 0.68% (Gross) (Institutional Class); 0.91% (Net) and 0.93% (Gross) (Administrative Class); and 1.03% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
8

Harbor Capital Appreciation Fund
Portfolio of Investments—October 31, 2015

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.4%)
COMMON STOCKS—98.6%
Shares		Value (000s)
AEROSPACE & DEFENSE—1.9%
3,471,693	Boeing Co.	$514,054
AUTOMOBILES— 1.0%
1,386,532	Tesla Motors Inc.*	286,915
BANKS— 0.9%
14,782,313	Bank of America Corp.	248,047
BEVERAGES— 0.7%
1,478,515	Monster Beverage Corp.*	201,551
BIOTECHNOLOGY— 7.0%
2,371,005	Alexion Pharmaceuticals Inc.*	417,297
1,307,652	Biogen Inc.*	379,886
4,489,694	Celgene Corp.*	550,930
587,049	Incyte Corp.*	68,996
779,730	Regeneron Pharmaceuticals Inc.*	434,614
657,494	Vertex Pharmaceuticals Inc.*	82,016
		1,933,739
CAPITAL MARKETS—0.9%
7,242,167	Morgan Stanley	238,774
COMMON STOCKS—Continued
Shares		Value (000s)
CHEMICALS— 1.4%
2,333,951	Monsanto Co.	$217,571
575,920	Sherwin-Williams Co.	153,673
		371,244
COMMUNICATIONS EQUIPMENT—0.4%
686,044	Palo Alto Networks Inc.*	110,453
DIVERSIFIED FINANCIAL SERVICES—1.0%
3,092,040	McGraw Hill Financial Inc.	286,447
ENERGY EQUIPMENT & SERVICES—0.6%
2,067,018	Schlumberger Ltd.	161,558
FOOD & STAPLES RETAILING—3.2%
2,966,545	Costco Wholesale Corp.	469,070
10,991,954	Kroger Co.	415,496
		884,566
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
9,871,440	Abbott Laboratories	442,241
HOTELS, RESTAURANTS & LEISURE—4.9%
489,871	Chipotle Mexican Grill Inc.*	313,630
5,121,417	Marriott International Inc.	393,222
10,368,365	Starbucks Corp.	648,749
		1,355,601
INTERNET & CATALOG RETAIL—9.8%
2,176,160	Amazon.com Inc.*	1,362,059
4,665,001	JD.com Inc. ADR (CHN)*,1	128,847
6,242,686	Netflix Inc.*	676,582
355,484	Priceline Group Inc.*	516,959
		2,684,447
INTERNET SOFTWARE & SERVICES—14.0%
1,677,803	Alibaba Group Holding Ltd. ADR (CHN)*,1	140,650
2,188,683	Alphabet Inc.*	1,584,105
11,098,907	Facebook Inc.*	1,131,755
2,006,684	LinkedIn Corp.*	483,350
27,761,879	Tencent Holdings Ltd. (CHN)	521,866
		3,861,726
IT SERVICES—7.6%
2,071,448	FleetCor Technologies Inc.*	300,070
9,480,335	MasterCard Inc.	938,459
11,046,110	Visa Inc.	856,957
		2,095,486
LIFE SCIENCES TOOLS & SERVICES—1.1%
2,137,605	Illumina Inc.*	306,276
MEDIA— 3.4%
4,171,169	Time Warner Inc.	314,256
5,330,280	Walt Disney Co.	606,266
		920,522
MULTILINE RETAIL—0.5%
2,066,597	Dollar General Corp.	140,053
OIL, GAS & CONSUMABLE FUELS—1.0%
2,351,810	Concho Resources Inc.*	272,598
PHARMACEUTICALS— 7.1%
1,454,468	Allergan plc*	448,660
8,802,169	Bristol-Myers Squibb Co.	580,503
9

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
PHARMACEUTICALS— Continued
7,362,676	Novo Nordisk AS ADR (DEN)[1]	$391,547
2,389,823	Shire plc ADR (IE)[1]	542,609
		1,963,319
REAL ESTATE INVESTMENT TRUSTS (REITs)—1.2%
3,261,057	American Tower Corp.	333,378
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
5,544,487	ARM Holdings plc ADR (UK)[1]	262,975
2,825,778	NXP Semiconductors NV (NET)*	221,400
		484,375
SOFTWARE— 8.6%
6,253,111	Adobe Systems Inc.*	554,401
2,262,194	FireEye Inc.*	59,156
3,552,873	Microsoft Corp.	187,023
5,145,013	Red Hat Inc.*	407,022
7,630,489	Salesforce.com Inc.*	592,965
4,448,607	Splunk Inc.*	249,834
3,833,378	Workday Inc.*	302,722
		2,353,123
SPECIALTY RETAIL—6.1%
15,113,020	Industria de Diseno Textil SA (SP)[2]	565,897
1,867,182	O'Reilly Automotive Inc.*	515,828
2,598,734	Tiffany & Co.	214,239
5,051,341	TJX Companies Inc.	369,708
		1,665,672
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—5.1%
11,794,433	Apple Inc.	1,409,435
TEXTILES, APPAREL & LUXURY GOODS—5.8%
4,095,421	Luxottica Group SpA (IT)	287,090
6,288,098	NIKE Inc.	823,930
4,997,371	Under Armour Inc.*	475,150
		1,586,170
TOTAL COMMON STOCKS
(Cost $16,623,965)		27,111,770

SHORT-TERM INVESTMENTS—3.3%
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS—1.7%
$469,136	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $478,521)	$469,136
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—1.6%
442,850,104	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.220%)[3]	442,850
TOTAL SHORT-TERM INVESTMENTS
(Cost $911,986)		911,986
TOTAL INVESTMENTS—101.9%
(Cost $17,535,951)		28,023,756
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.9)%		(518,588)
TOTAL NET ASSETS—100.0%		$27,505,168
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 514,054	$—	$—	$ 514,054
Automobiles	286,915	—	—	286,915
Banks	248,047	—	—	248,047
Beverages	201,551	—	—	201,551
Biotechnology	1,933,739	—	—	1,933,739
Capital Markets	238,774	—	—	238,774
Chemicals	371,244	—	—	371,244
Communications Equipment	110,453	—	—	110,453
Diversified Financial Services	286,447	—	—	286,447
Energy Equipment & Services	161,558	—	—	161,558
Food & Staples Retailing	884,566	—	—	884,566
Health Care Equipment & Supplies	442,241	—	—	442,241
Hotels, Restaurants & Leisure	1,355,601	—	—	1,355,601
10

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Internet & Catalog Retail	$ 2,684,447	$ —	$—	$ 2,684,447
Internet Software & Services	3,339,860	521,866	—	3,861,726
IT Services	2,095,486	—	—	2,095,486
Life Sciences Tools & Services	306,276	—	—	306,276
Media	920,522	—	—	920,522
Multiline Retail	140,053	—	—	140,053
Oil, Gas & Consumable Fuels	272,598	—	—	272,598
Pharmaceuticals	1,963,319	—	—	1,963,319
Real Estate Investment Trusts (REITs)	333,378	—	—	333,378
Semiconductors & Semiconductor Equipment	484,375	—	—	484,375
Software	2,353,123	—	—	2,353,123
Specialty Retail	1,099,775	565,897	—	1,665,672
Technology Hardware, Storage & Peripherals	1,409,435	—	—	1,409,435
Textiles, Apparel & Luxury Goods	1,299,080	287,090	—	1,586,170
Short-Term Investments
Repurchase Agreements	—	469,136	—	469,136
Investment Company-Securities Lending Investment Fund	—	442,850	—	442,850
Total Investments in Securities	$25,736,917	$2,286,839	$—	$28,023,756
There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	A portion or all of this security was out on loan as of October 31, 2015.
3	Represents the investment of collateral received from securities lending activities.
CHN	China
DEN	Denmark
IE	Ireland
IT	Italy
NET	Netherlands
SP	Spain
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Mid Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Michael T. Carmen, CFA
Since 2005
Stephen Mortimer
Since 2010
Mario E. Abularach, CFA
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Mid cap companies with significant capital appreciation potential
Michael T. Carmen

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities (as represented by the S&P 500 Index) finished 2014 with strong gains, retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. During the third quarter of 2015, the S&P 500 Index experienced its first correction since October 2011, a 10% decline from its recent high (May 21). The period ended on a strong note as equities surged in October. During the period, returns varied noticeably by market-cap, as small and mid cap stocks underperformed large-cap stocks.
The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors' minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for deals involving U.S. companies with $234 billion in announcements. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.
In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in GDP, a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety during the second half of the period, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction since October 2011. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that "[r]ecent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” U.S. equities ended the period with their best monthly return in four years during the month of October on the heels of strong corporate earnings and continued accommodative monetary policy across the globe.
In this environment, the Russell Midcap Growth Index recorded a positive return of 4.94%. Within the index, eight of the ten sectors posted positive returns. Health care, consumer staples, and information technology were the strongest performing sectors, while energy and utilities declined.
Performance
For the one year ended October 31, 2015, the Harbor Mid Cap Growth Fund underperformed the Russell Midcap® Growth Index. The Fund returned 1.55% (Institutional Class), 1.29% (Administrative Class) and 1.21% (Investor Class) for the period, while the index finished up 4.94%.
Security selection drove underperformance versus the index. Sector allocation, which is a residual of the bottom-up stock selection process, was neutral during the period. Stock selection was weakest within industrials, information technology, materials, and consumer staples. This was partially offset by positive selection within the health care, financials, and energy sectors. An underweight allocation to the strong performing consumer staples sector detracted from relative results, while an underweight to energy, the weakest performing sector in the index, was additive. The Fund’s residual cash balance detracted from relative performance as stocks rose during the period.
12

Harbor Mid Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Monster Beverage Corp.	3.2%
Cerner Corp.	2.6%
CoStar Group Inc.	2.5%
Allergan plc	2.1%
Becton Dickinson And Co.	2.1%
Diamond Resorts International Inc.	2.1%
Northern Trust Corp.	2.0%
Veeva Systems Inc.	2.0%
Fortune Brands Home & Security Inc.	1.9%
Nomad Foods Ltd.	1.9%
Materials holding Platform Specialty, a provider of specialty chemical products and technical services, was the largest relative detractor during the period. The company suffered as a result of economic uncertainty and the potential impact it may have on the cyclical chemical industry. It is a long-term holding of the Fund that we feel is less exposed to the cyclical nature of the industry. We remained overweight as of the end of the period, and positive about future growth prospects. Consumer discretionary holding Zulily, an online retailer offering merchandise primarily targeted at moms purchasing for their children, themselves, and their home, was another top detractor from relative performance. Shares declined after the company released third quarter 2014 earnings results and disappointing guidance, which implied a deceleration in user growth. We eliminated the stock during the period. Information technology holding Shutterstock, an online stock photo marketplace offering subscription options as well as a one-time purchase model, was also among the top relative detractors. The company reported disappointing earnings and reduced forward guidance. Given the disappointment and worries that price competition could come earlier than we had originally thought, we eliminated the stock during the period. Also among the top relative detractors during the period were digital imaging services provider DigitalGlobe (industrials), and HeartWare International (health care), a medical device company focused on the treatment of cardiovascular disease.
Health care holding DexCom, a developer and manufacturer of continuous glucose monitoring systems for diabetes management, was the largest relative contributor to performance during the period. The company saw its share price rise as their pediatrics launch is proceeding better than expected, and their “DexCom SHARE” system will leverage Bluetooth technology to allow for glucose monitoring on smart phones. Consumer discretionary company Netflix, a U.S.-based provider of subscription service for television and movies via mail and digital streaming, was another strong relative contributor. The stock rose during the period on the back of positive subscriber growth and better than expected earnings results, both domestically and abroad. We eliminated our position on strength. Consumer staples company Nomad Foods was also among the top relative contributors during the period. The special purpose acquisition company recently completed a reverse merger of Iglo, a European frozen food company. The stock rose sharply as investors realized the acquisition would generate considerable incremental earnings and free cash flow. Also contributing to relative performance during the period were Keurig Green Mountain (consumer staples), a leading producer of single-cup coffee brewers and cartridges, and Acuity Brands (industrials), a provider of lighting solutions for commercial, institutional, industrial, infrastructure, and residential applications. Both positions were eliminated during the period.
OUTLOOK AND STRATEGY
Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in increased exposure to the health care sector, the Fund’s largest overweight sector at the end of the period. The Fund added exposure to the energy sector and is now slightly overweight. At the end of the period, the Fund was most underweight the materials, consumer discretionary, and financials sectors.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Mid Cap Growth Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2019
Cusip	411511876
Ticker	HAMGX
Inception Date	11/01/2000
Net Expense Ratio	0.84%
Total Net Assets (000s)	$194,308

ADMINISTRATIVE CLASS
Fund #	2219
Cusip	411511793
Ticker	HRMGX
Inception Date	11/01/2002
Net Expense Ratio	1.09%
Total Net Assets (000s)	$366,121

INVESTOR CLASS
Fund #	2419
Cusip	411511785
Ticker	HIMGX
Inception Date	11/01/2002
Net Expense Ratio	1.21%
Total Net Assets (000s)	$24,647
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$14,757	$13,570
Price/Earning Ratio (P/E)	38.6x	26.5x
Price/Book Ratio (P/B)	5.3x	6.2x
Beta vs. Russell Midcap® Growth Index	1.07	1.00
Portfolio Turnover (Year Ended 10/31/2015)	82%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
14

Harbor Mid Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Mid Cap Growth Fund
Institutional Class	1.55%	12.26%	8.49%	11/01/2000	$22,596
Administrative Class	1.29	11.96	8.22	11/01/2002	22,035
Investor Class	1.21	11.84	8.09	11/01/2002	21,764
Comparative Index
Russell Midcap® Growth	4.94%	14.10%	9.08%	—	$23,844
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
15

Harbor Mid Cap Growth Fund
Portfolio of Investments—October 31, 2015

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 8.0%)
COMMON STOCKS—92.0%
Shares		Value (000s)
AEROSPACE & DEFENSE—0.7%
286,320	DigitalGlobe Inc.*	$4,275
AUTOMOBILES— 1.0%
29,153	Tesla Motors Inc.*	6,033
BEVERAGES— 3.1%
134,515	Monster Beverage Corp.*	18,337
BIOTECHNOLOGY— 2.9%
29,355	Alnylam Pharmaceuticals Inc.*	2,523
42,057	Incyte Corp.*	4,943
COMMON STOCKS—Continued
Shares		Value (000s)
BIOTECHNOLOGY— Continued
53,662	Isis Pharmaceuticals Inc.*	$2,584
12,758	Regeneron Pharmaceuticals Inc.*	7,111
		17,161
BUILDING PRODUCTS—1.9%
215,638	Fortune Brands Home & Security Inc.	11,284
CAPITAL MARKETS—3.1%
129,275	Julius Baer Group Ltd. (SWS)*	6,410
168,598	Northern Trust Corp.	11,867
		18,277
CHEMICALS— 0.8%
390,443	Platform Specialty Products Corp.*	4,076
56,537	Platform Specialty Products Corp. PIPE*,1	590
		4,666
COMMERCIAL SERVICES & SUPPLIES—1.3%
63,729	Stericycle Inc.*	7,735
COMMUNICATIONS EQUIPMENT—1.1%
101,914	Arista Networks Inc.*	6,575
CONSUMER FINANCE—1.3%
543,852	LendingClub Corp.*	7,712
DIVERSIFIED FINANCIAL SERVICES—0.2%
14,900	McGraw Hill Financial Inc.	1,380
ELECTRICAL EQUIPMENT—1.4%
147,214	AMETEK Inc.	8,070
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.4%
179,132	CDW Corp.	8,005
FOOD PRODUCTS—1.9%
765,457	Nomad Foods Ltd. (VG)*	11,178
HEALTH CARE EQUIPMENT & SUPPLIES—9.7%
85,192	Becton Dickinson And Co.	12,142
609,590	Boston Scientific Corp.*	11,143
65,256	DexCom Inc.*	5,437
102,655	HeartWare International Inc.*	4,434
221,214	Hologic Inc.*	8,596
277,865	Insulet Corp.*	8,308
12,986	Intuitive Surgical Inc.*	6,449
		56,509
HEALTH CARE TECHNOLOGY—6.0%
57,050	Athenahealth Inc.*	8,697
230,121	Cerner Corp.*	15,255
449,702	Veeva Systems Inc.*	11,409
		35,361
HOTELS, RESTAURANTS & LEISURE—9.3%
16,962	Chipotle Mexican Grill Inc.*	10,860
435,364	Diamond Resorts International Inc.*	12,382
289,357	Hilton Worldwide Holdings Inc.	7,231
61,176	Jack In The Box Inc.	4,559
56,887	Panera Bread Co.*	10,090
110,334	Wyndham Worldwide Corp.	8,976
		54,098
HOUSEHOLD DURABLES—1.8%
93,401	Harman International Industries Inc.	10,270
16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
INDUSTRIAL CONGLOMERATES—0.6%
326,045	Double Eagle Acquisition Corp. (CYM)*	$3,391
INTERNET SOFTWARE & SERVICES—5.4%
132,149	Akamai Technologies Inc.*	8,037
71,198	CoStar Group Inc.*	14,458
311,755	Zillow Group Inc.*	8,931
		31,426
LIFE SCIENCES TOOLS & SERVICES—0.8%
31,327	Illumina Inc.*	4,489
MACHINERY— 1.0%
49,307	Middleby Corp.*	5,766
MEDIA— 1.9%
286,981	IMAX Corp. (CAN)*	11,017
OIL, GAS & CONSUMABLE FUELS—2.5%
27,504	Concho Resources Inc.*	3,188
49,875	Diamondback Energy Inc.*	3,683
63,176	Energen Corp.	3,674
27,384	Pioneer Natural Resources Co.	3,755
		14,300
PHARMACEUTICALS— 6.6%
39,291	Allergan plc*	12,120
114,600	Eisai Co. Ltd. (JP)	7,168
243,055	Mylan NV (NET)*	10,716
62,000	Ono Pharmaceutical Co. Ltd. (JP)	8,494
		38,498
PROFESSIONAL SERVICES—1.4%
173,040	Nielsen Holdings plc (UK)	8,221
REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
31,653	Equinix Inc.	9,391
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
269,870	CBRE Group Inc.*	10,061
ROAD & RAIL—2.2%
79,100	Kansas City Southern	6,546
96,690	Landstar System Inc.	6,096
		12,642
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
67,243	First Solar Inc.*	3,838
79,504	NXP Semiconductors NV (NET)*	6,229
		10,067
COMMON STOCKS—Continued
Shares		Value (000s)
SOFTWARE— 7.6%
105,325	Guidewire Software Inc.*	$6,133
90,690	Mobileye NV (NET)*	4,128
126,791	ServiceNow Inc.*	10,352
116,232	SS&C Technologies Holdings Inc.	8,619
27,480	Tyler Technologies Inc.*	4,682
134,989	Workday Inc.*	10,660
		44,574
SPECIALTY RETAIL—1.3%
37,309	Advance Auto Parts Inc.	7,403
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.5%
158,521	Pure Storage Inc.*	2,795
TEXTILES, APPAREL & LUXURY GOODS—3.8%
319,091	Burberry Group plc (UK)	6,518
335,988	Kate Spade & Co.*	6,038
3,352,830	Samsonite International SA (HK)	9,923
		22,479
TRADING COMPANIES & DISTRIBUTORS—1.2%
168,538	AerCap Holdings NV (NET)*	6,994
WIRELESS TELECOMMUNICATION SERVICES—1.3%
65,539	SBA Communications Corp.*	7,800
TOTAL COMMON STOCKS
(Cost $497,830)		538,240

SHORT-TERM INVESTMENTS—7.6%
(Cost $44,443)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$44,443	Repurchase Agreement with Bank of America dated October 30, 2015 due November 02, 2015 at 0.060% collateralized by U.S. Treasury Notes (market value $44,978)	44,443
TOTAL INVESTMENTS—99.6%
(Cost $542,273)		582,683
CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		2,393
TOTAL NET ASSETS—100.0%		$585,076
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 4,275	$ —	$—	$ 4,275
Automobiles	6,033	—	—	6,033
Beverages	18,337	—	—	18,337
Biotechnology	17,161	—	—	17,161
Building Products	11,284	—	—	11,284
Capital Markets	11,867	6,410	—	18,277
17

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Chemicals	$ 4,076	$ 590	$—	$ 4,666
Commercial Services & Supplies	7,735	—	—	7,735
Communications Equipment	6,575	—	—	6,575
Consumer Finance	7,712	—	—	7,712
Diversified Financial Services	1,380	—	—	1,380
Electrical Equipment	8,070	—	—	8,070
Electronic Equipment, Instruments & Components	8,005	—	—	8,005
Food Products	—	11,178	—	11,178
Health Care Equipment & Supplies	56,509	—	—	56,509
Health Care Technology	35,361	—	—	35,361
Hotels, Restaurants & Leisure	54,098	—	—	54,098
Household Durables	10,270	—	—	10,270
Industrial Conglomerates	3,391	—	—	3,391
Internet Software & Services	31,426	—	—	31,426
Life Sciences Tools & Services	4,489	—	—	4,489
Machinery	5,766	—	—	5,766
Media	11,017	—	—	11,017
Oil, Gas & Consumable Fuels	14,300	—	—	14,300
Pharmaceuticals	22,836	15,662	—	38,498
Professional Services	8,221	—	—	8,221
Real Estate Investment Trusts (REITs)	9,391	—	—	9,391
Real Estate Management & Development	10,061	—	—	10,061
Road & Rail	12,642	—	—	12,642
Semiconductors & Semiconductor Equipment	10,067	—	—	10,067
Software	44,574	—	—	44,574
Specialty Retail	7,403	—	—	7,403
Technology Hardware, Storage & Peripherals	2,795	—	—	2,795
Textiles, Apparel & Luxury Goods	6,038	16,441	—	22,479
Trading Companies & Distributors	6,994	—	—	6,994
Wireless Telecommunication Services	7,800	—	—	7,800
Short-Term Investments
Repurchase Agreements	—	44,443	—	44,443
Total Investments in Securities	$487,959	$94,724	$—	$582,683

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2015.
Valuation Description	Balance Beginning at 11/01/2014 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2015 (000s)
Common Stocks Food Products	$—	$7,341	$(5,468)	$—	$2,957	$5,341	$ 5835[h]	$(16,006) [i]	$—
Rights/Warrants Food Products	—	—	(4)	—	—	(807)	811 [h]	—	—
	$—	$7,341	$(5,472)	$—	$2,957	$4,534	$6,646	$(16,006)	$—
There were no transfers between Levels 1 and 2 during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
18

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

*	Non-income producing security.
1	PIPE after the name of a security stands for Private Investment in Public Equity and there are some restrictions on reselling this security within a certain period.
h	Transferred from Level 2 to Level 3 due to unavailability of observable market data for pricing input.
i	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.
CAN	Canada
CYM	Cayman Islands
HK	Hong Kong
IE	Ireland
JP	Japan
NET	Netherlands
SWS	Switzerland
UK	United Kingdom
VG	Virgin Islands
The accompanying notes are an integral part of the Financial Statements.
19

Harbor Small Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William Muggia
Lead Portfolio Manager
Since 2000
Ethan Meyers, CFA
Since 2000
John Montgomery
Since 2011
Bruce Jacobs, CFA
Since 2011
Hamlen Thompson
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Small cap growth stocks demonstrating consistent or accelerating earnings growth
William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of
Fund Performance
Market Review
Domestic equities posted modest advances in the past 12 months, buoyed by a benign political and economic landscape in the U.S. and by a continued accommodative monetary policy stance from the Federal Reserve (Fed). The U.S. economy has proven to be more resilient than earlier economic forecasts suggested.  In fact, a number of important cyclical indicators, such as new orders index, housing starts and permits, and jobless claims have been either steady or improving. Investor outlook on the global economy has been far less optimistic, and it only deteriorated as the year progressed. The stock market’s upward pace came to an abrupt halt in June, when Greece effectively defaulted on its scheduled billion euro debt payment to the International Monetary Fund (IMF). August brought a broad sell-off across global financial markets, triggered by China’s surprise yuan devaluation and fears that a slowing Chinese economy would lead to an overall slowdown in global growth. Our analysis of performance drivers for the period reveals that most of the gains in the past 12 months were driven by large capitalization, growth-oriented companies. The economically-sensitive Energy, Materials, and Industrials sectors retreated into negative territory, while domestically-focused Health Care, Information Technology, and Consumer Discretionary segments outperformed.
Performance
The Harbor Small Cap Growth Fund returned 3.35% (Institutional Class), 3.12% (Administrative Class) and 2.98% (Investor Class) in the 12-months ended October 31, 2015, underperforming the Russell 2000® Growth index, which appreciated 3.52%. Health Care was the greatest contributor to relative returns, while investments in Consumer Discretionary, Materials, and Energy also generated incremental gains. The Industrials and Information Technology sectors were the portfolio’s most significant sources of relative underperformance.
The Health Care sector contributed significantly to relative results. Biotechnology was the real performance differentiator, with ten investments in the industry generating incremental gains. Prothena Corp. Plc, a research and development spin-off from specialty pharmaceutical company Elan Corp., was the portfolio’s best relative and absolute performer. Our initial thesis on the stock was centered on the company’s product candidate for primary amyloidosis, which received a fast track designation from the FDA late in 2014. Updated data presented at the annual American Society of Clinical Oncology meeting in June supported our long-held view that Prothena’s drug was highly active and likely to prove successful in the ongoing Phase III trial.  Additionally, Prothena presented compelling data for their antibody for the treatment of Parkinson’s disease.  The product, which could become the first disease modifying agent in Parkinson’s treatments, recently received additional support from Biogen scientists, who noted their interest in this particular target.
Investments in consumer discretionaryadded to relative returns. We have been excited about the U.S. consumer’s improving confidence levels and spending trends, and have a sizeable and well-diversified position in consumer discretionary. We have been particularly optimistic about home improvement related categories, as well as a-cyclical areas of growth, such as education services. Bright Horizons Family Solutions, Inc., a provider of child care through what is called an “employer sponsored model,” delivered solid gains during the period. Bright Horizons, which signs multi-year deals with companies that want to offer day care services
20

Harbor Small Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Team Health Holdings Inc.	2.5%
Chemtura Corp.	2.4%
Restoration Hardware Holdings Inc.	2.4%
STERIS Corp.	2.4%
AMAG Pharmaceuticals Inc.	2.3%
Watsco Inc.	2.3%
Bright Horizons Family Solutions Inc.	2.2%
Steelcase Inc.	2.2%
CoStar Group Inc.	2.1%
Fortinet Inc.	2.1%
for their employees, grows its sales via contractually-mandated annual price increases, new center openings, and improving center utilization. The company’s free cash flow conversion is exceptional, as employers fund center growth allowing management to either quickly de-lever the business, step up its mergers and acquisitions strategy, or find a way to return capital to investors. Shares of Lithia Motors, Inc. rose, augmenting relative performance in the sector. The company, which retails new and used vehicles in the Western United States, has been growing earnings at an industry-leading pace, helped by strength in the high margin parts & services business segment and through successful auto dealer acquisitions.
Investments in materials generated modest excess returns as the sector continued to underperform the broader market, and we scaled down the Fund’s exposure to the sector during the period. Within the sector we favor chemicals – specialty and commodity – partially because we view chemical manufacturers as net beneficiaries of lower prices of oil-based raw materials. Chemtura Corp., which makes petroleum additives and bromine-based products, posted double-digit gains, as did the Fund’s investment in Trinseo S.A., a manufacturer of emulsion polymers and plastics. We added to the Fund’s position in Chemtura, optimistic about its profit prospects in 2016. We believe that the company should see a boost to its profit margins resulting from more favorable input costs for its fuel additives business, and it is also beginning to benefit from a more disciplined approach to pricing within the bromine industry. Trinseo was sold as part of the Fund’s risk/reward repositioning.
The energy sector added to relative returns for the Fund as financial markets continued to search for a bottom in commodity prices, shares of companies throughout the energy complex continued to languish. Oil and gas production and drilling firms have been focused on protecting balance sheets while trying not to cut operations to the bone to ensure that they can grow production when the upturn finally comes. These stocks underperformed the broad market dramatically this year. The only bright spot in energy has been refineries, which actually benefit from lower crude prices, as cheaper oil stimulates end demand. West Coast refiner Tesoro Corp. was a performance highlight within the sector. The West Coast gasoline market has been tight throughout most of 2015, and the crack spread widened to record levels in July on the heels of shrinking supply and rising gasoline prices in the Los Angeles area. A divergence in the spread benefits refiners like Tesoro, and the company’s better-than-expected earnings in the two recent quarters were driven primarily by its retail business segment.
The industrials sector was the greatest detractor from relative returns. The falling rig count and a pause in downstream spending caused by the drop in oil prices has created an energy “recession” being felt by many industrial companies we cover. Power Solutions International, Inc., a manufacturer of engines that operate on alternative fuels such as natural gas and propane, was the biggest source of performance weakness in the sector. The company has one of the best operating margins among its peers, and it spends 5% of cash on R&D, but lack of demand from customers in the oil & gas industry restrained the company’s growth this year. After fourteen consecutive quarters of exceeding consensus earnings estimates, Power Solutions missed analyst forecasts for the quarter. We believe this price weakness is transient and remain invested in the stock. Power Solutions continues to leverage its technology for alternative fuel engines into new platforms and end markets, and as businesses across multiples industries begin to focus on incorporating cleaner forms of energy, we believe the company should benefit from the first mover advantage.
Outlook and Strategy
We do not attempt to forecast shifts in global macroeconomic indicators or to predict outcomes of the Federal Open Market Committee’s meetings. We analyze and appreciate the macro environment, but focus on picking stocks of companies that, in our view, have solid business models and above-average earnings growth prospects. We believe that with global economies challenged and the U.S. economy stable, high quality, growth-oriented companies trading at attractive valuations are poised to outperform the broad market.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
21

Harbor Small Cap Growth Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2010
Cusip	411511868
Ticker	HASGX
Inception Date	11/01/2000
Net Expense Ratio	0.83%
Total Net Assets (000s)	$587,761

ADMINISTRATIVE CLASS
Fund #	2210
Cusip	411511769
Ticker	HRSGX
Inception Date	11/01/2002
Net Expense Ratio	1.08%
Total Net Assets (000s)	$877

INVESTOR CLASS
Fund #	2410
Cusip	411511777
Ticker	HISGX
Inception Date	11/01/2002
Net Expense Ratio	1.20%
Total Net Assets (000s)	$11,660
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$2,896	$2,074
Price/Earning Ratio (P/E)	35.6x	32.8x
Price/Book Ratio (P/B)	4.3x	4.8x
Beta vs. Russell 2000® Growth Index	0.93	1.00
Portfolio Turnover (Year Ended 10/31/2015)	78%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
22

Harbor Small Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Small Cap Growth Fund
Institutional Class	3.35%	12.88%	9.06%	11/01/2000	$23,799
Administrative Class	3.12	12.63	8.81	11/01/2002	23,262
Investor Class	2.98	12.47	8.66	11/01/2002	22,937
Comparative Index
Russell 2000® Growth	3.52%	13.56%	8.67%	—	$22,969
As stated in the Fund’s current prospectus, the expense ratios were 0.84% (Institutional Class); 1.09% (Administrative Class); and 1.21% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
23

Harbor Small Cap Growth Fund
Portfolio of Investments—October 31, 2015

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 4.8%)
COMMON STOCKS—95.2%
Shares		Value (000s)
AEROSPACE & DEFENSE—2.4%
191,570	Hexcel Corp.	$8,874
246,015	TASER International Inc.*	5,759
		14,633
BANKS— 1.5%
225,880	East West Bancorp Inc.	9,123
BIOTECHNOLOGY— 11.9%
103,370	ACADIA Pharmaceuticals Inc.*	3,599
350,602	AMAG Pharmaceuticals Inc.*	14,024
59,270	Anacor Pharmaceuticals Inc.*	6,663
993,270	ARIAD Pharmaceuticals Inc.*	6,794
375,442	ChemoCentryx Inc.*	2,624
157,403	Dyax Corp.*	4,333
1,091,797	Merrimack Pharmaceuticals Inc.*	10,197
176,605	Neurocrine Biosciences Inc.*	8,670
125,802	Prothena Corp. plc (IE)*	6,480
COMMON STOCKS—Continued
Shares		Value (000s)
BIOTECHNOLOGY— Continued
182,331	PTC Therapeutics Inc.*	$4,535
39,040	Puma Biotechnology Inc.*	3,218
		71,137
CAPITAL MARKETS—2.8%
1,060,130	BGC Partners Inc.	9,170
174,635	Stifel Financial Corp.*	7,759
		16,929
CHEMICALS— 3.4%
447,840	Chemtura Corp.*	14,304
172,663	PolyOne Corp.	5,774
		20,078
COMMERCIAL SERVICES & SUPPLIES—2.2%
687,102	Steelcase Inc.	13,337
COMMUNICATIONS EQUIPMENT—1.2%
156,930	Arris Group Inc.*	4,435
125,410	Ciena Corp.*	3,019
		7,454
DIVERSIFIED CONSUMER SERVICES—2.2%
205,320	Bright Horizons Family Solutions Inc.*	13,145
ELECTRICAL EQUIPMENT—0.5%
166,651	Power Solutions International Inc.*	3,006
HEALTH CARE EQUIPMENT & SUPPLIES—6.4%
132,080	Integra LifeSciences Holdings Corp.*	7,868
179,693	Masimo Corp.*	7,130
192,781	STERIS Corp.	14,449
385,028	Tandem Diabetes Care Inc.*	3,492
271,290	Wright Medical Group NV (NET)*	5,244
		38,183
HEALTH CARE PROVIDERS & SERVICES—2.5%
255,028	Team Health Holdings Inc.*	15,218
HOTELS, RESTAURANTS & LEISURE—5.1%
240,734	Dave & Buster's Entertainment Inc.*	9,287
56,090	Papa John's International Inc.	3,936
161,880	Texas Roadhouse Inc.	5,561
104,410	Vail Resorts Inc.	11,920
		30,704
HOUSEHOLD DURABLES—1.3%
357,622	Installed Building Products Inc.*	7,921
INSURANCE— 1.1%
356,970	CNO Financial Group Inc.	6,857
INTERNET SOFTWARE & SERVICES—3.7%
62,577	CoStar Group Inc.*	12,707
293,630	HomeAway Inc.*	9,267
		21,974
IT SERVICES—2.6%
108,875	Heartland Payment Systems Inc.	8,057
257,040	InterXion Holding NV (NET)*	7,552
		15,609
LEISURE PRODUCTS—2.0%
227,644	Brunswick Corp.	12,250
24

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
LIFE SCIENCES TOOLS & SERVICES—3.0%
382,290	Bruker Corp.*	$7,023
171,144	ICON plc (IE)*	10,931
		17,954
MARINE— 1.4%
182,550	Matson Inc.	8,366
MEDIA— 1.3%
225,002	Starz*	7,540
OIL, GAS & CONSUMABLE FUELS—1.3%
547,662	Navigator Holdings Ltd. (UK)*	7,848
PHARMACEUTICALS— 3.2%
1,149,399	Cardiome Pharma Corp. (CAN)*	9,391
191,690	Pacira Pharmaceuticals Inc.*	9,575
		18,966
PROFESSIONAL SERVICES—2.4%
98,768	Ceb Inc.	7,384
146,309	Huron Consulting Group Inc.*	7,067
		14,451
REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
102,934	National Health Investors Inc.	6,046
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
305,505	Alexander & Baldwin Inc.	11,530
ROAD & RAIL—1.1%
93,535	Genesee & Wyoming Inc.*	6,276
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
323,690	Cirrus Logic Inc.*	9,979
146,770	Microsemi Corp.*	5,285
182,564	Monolithic Power Systems Inc.	11,396
		26,660
SOFTWARE— 9.2%
296,404	BroadSoft Inc.*	9,476
138,669	Commvault Systems Inc.*	5,619
362,685	Fortinet Inc.*	12,462
217,300	Qlik Technologies Inc.*	6,817
COMMON STOCKS—Continued
Shares		Value (000s)
SOFTWARE— Continued
179,639	Rapid7 Inc.*	$3,693
56,529	Ultimate Software Group Inc.*	11,552
261,739	Zendesk Inc.*	5,266
		54,885
SPECIALTY RETAIL—6.5%
649,710	American Eagle Outfitters Inc.	9,928
124,270	Five Below Inc.*	4,267
89,960	Lithia Motors Inc.	10,560
140,760	Restoration Hardware Holdings Inc.*	14,511
		39,266
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.1%
268,330	Electronics For Imaging Inc.*	12,461
TRADING COMPANIES & DISTRIBUTORS—3.6%
332,109	Rush Enterprises Inc.*	8,097
110,850	Watsco Inc.	13,638
		21,735
TOTAL COMMON STOCKS
(Cost $491,583)		571,542

SHORT-TERM INVESTMENTS—4.8%
(Cost $29,010)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$29,010	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $29,591)	29,010
TOTAL INVESTMENTS—100.0%
(Cost $520,593)		600,552
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(254)
TOTAL NET ASSETS—100.0%		$600,298
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $29,010 are classified as Level 2. All other holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
CAN	Canada
IE	Ireland
NET	Netherlands
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
25

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
Lance Marx, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Small cap stocks with above average growth potential
Cam Philpott

Lance Marx

David Hand

Hiren Patel

Sean McGinnis

Management’s Discussion of
Fund Performance
Market Review
Small cap stocks posted positive returns for the first half of the fiscal year 2015 (November through June), declined precipitously in the third fiscal quarter, and have since rallied from the beginning of October to post gains for the period as a whole. Volatility has been the general theme with concerns over global economic growth, oil prices, and the direction and timing of interest rates in the U.S. competing with largely positive earnings results for prevailing influence on equities, over the course of the year.
A worsening of fears related to economic growth in China contributed to a pronounced sell off at the start of the fourth fiscal quarter. Notable in the decline was the lack of differentiation between individual stocks. In October, as has been the trend over the past 12 months, solid quarterly earnings results fueled a small cap equity rally.
Performance
Small cap stocks lagged large cap stocks over the last 12 months by approximately 4.5%. Within small cap stocks, growth has outperformed value by more than 6% in the same period. The Harbor Small Cap Growth Opportunities Fund returned -3.78% (Institutional Class), -3.98% (Administrative Class) and -4.17% (Investor Class) and underperformed its benchmark, the Russell 2000® Growth index, which rose 3.52% on a one year trailing basis.
Performance of the Fund has been driven primarily by stock selection, which is consistent with our team’s investment process and reflected in our longer-term track record. The sector in which stock selection most helped the Fund was information technology. Stock selection in the consumer discretionary, health care, and industrials sectors detracted from performance over the fiscal year. Sector allocation is not a primary focus of our investment strategy; however, in markets with narrow leadership, our strategy can underperform based on our diversified holdings. This was the case over the last fiscal year with regards to certain stocks within the health care sector.
We look at stocks individually to find opportunities with significant revenue and earnings growth that we believe to be sustainable. Our investment style and process will create a portfolio that is typically overweight stocks in the information technology, healthcare, industrials (which includes business service stocks), and consumer discretionary sectors. The Fund is also normally underweight stocks in the utilities, financials, energy, materials, and consumer staples sectors.
Looking at specific stock attribution, mixed-signal semiconductor company, MaxLinear Inc., was a strong stock for the Fund over the period on several fundamental developments. Revenues are running ahead of analyst expectations, especially in its cable business. Also, at a conference in June, management provided investors with a business forecast that, for the first time, included the company’s recent acquisition of Entropic Communications, Inc. As we expected, the combined company is significantly more profitable than analysts had modeled. The Fund continues to own these shares.
LendingTree Inc., a leading online mortgage lending services company, was a strong performer for the Fund as the company’s revenue from personal loans exceeded expectations. We did sell this entire position following the price appreciation as the shares achieved our price target.
26

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Home Depot Inc.	3.2%
Adobe Systems Inc.	3.1%
TE Connectivity Ltd.	3.1%
Time Warner Inc.	3.1%
AbbVie Inc.	3.0%
Lennar Corp.	3.0%
Medtronic plc	3.0%
Walgreens Boots Alliance Inc.	3.0%
Microsoft Corp.	2.9%
Phillips 66	2.9%
Pernix Therapeutics Holdings, a specialty pharmaceutical company, was a weak stock for the Fund. Investors had been worried about the company’s Treximet prescription trends, and while the weekly prescription data showed a nice growth trajectory, by the third calendar quarter’s end, investors were broadly nervous about specialty pharmaceutical stocks. Pernix’s stock was negatively impacted by this trend even though the business was performing well. The Fund continued to hold its position in these shares.
Housewares retailer, Tuesday Morning Corp., was another weak stock for the Fund as investors were disappointed with the company’s sales. Last holiday season, the company’s results were consistent with our expectations, and management proactively limited the company’s holiday business to control inventory. Lately, investors had been worried that Tuesday Morning’s concentration in Texas could negatively impact results due to weakness in the energy sector, but the company posted same store sales consistent with expectations. We believe that management’s strategy is intact and the Fund continued to hold these shares.
Outlook and Strategy
Our investment strategy employs a bottom-up process that focuses on finding companies that we believe can grow revenues and earnings faster than peers and above investor expectations. While we are subject to the market’s short-term movements based on macroeconomic concerns, we believe that stocks ultimately reflect the fundamentals of their businesses over time. Our proven ability to identify businesses with strong fundamentals should lead to long-term outperformance through a full market cycle.
With two months remaining in the calendar year, we believe investors remain skittish, resulting in volatile trading patterns for equities from day to day. Investors seem the most uncertain about China’s economic growth and have been wondering whether the United States can stay uncoupled if China disappoints. As to domestic data, construction and auto sales have been the high points, industrial production has been waning with lower capital spending from the energy industry, and the latest payroll data has been mixed.
In this environment of rising investor fear, investors started to lean into stocks that have been outperforming. For several years, healthcare, especially stocks in biotech and specialty pharmaceutical sectors have significantly outperformed their corresponding indices. Investors pressured those groups in September, and other healthcare stocks, even ones that did not appreciate to the magnitude of biotech and specialty pharmaceuticals, also declined sharply. Over the very short-term, we’ve seen little differentiation in the sell-off.
We’ve been investors for a long time, and we have seen periods like this one where investors’ desire for cash and liquidity leads to a period of indiscriminate selling. It takes time for investors to sort through the pieces, determine which events are relevant, and decide which fundamentals are intact. We continued to stay focused on our investment process that is predicated on making judgments regarding individual business fundamentals. We believe that our investment process produces results over time as stocks ultimately reflect the fundamentals of their businesses. Maintaining investment discipline is always important, even more so during volatile periods.

This report contains the current opinions of Elk Creek Partners, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
27

Harbor Small Cap Growth Opportunities Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2037
Cusip	411512668
Ticker	HASOX
Inception Date	02/01/2014
Net Expense Ratio	0.90% [a]
Total Net Assets (000s)	$205,007

ADMINISTRATIVE CLASS
Fund #	2237
Cusip	411512650
Ticker	HRSOX
Inception Date	02/01/2014
Net Expense Ratio	1.15% [a]
Total Net Assets (000s)	$3,006

INVESTOR CLASS
Fund #	2437
Cusip	411512643
Ticker	HISOX
Inception Date	02/01/2014
Net Expense Ratio	1.27% [a]
Total Net Assets (000s)	$599
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$1,294	$2,074
Price/Earning Ratio (P/E)	45.5x	32.8x
Price/Book Ratio (P/B)	3.3x	4.8x
Beta vs. Russell 2000® Growth Index	0.94	1.00
Portfolio Turnover (Year Ended 10/31/2015)	103%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
28

Harbor Small Cap Growth Opportunities Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 02/01/2014 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	5 Years	Annualized	Inception Date	Final Value of a $10,000 Investment
			Life of Fund
Harbor Small Cap Growth Opportunities Fund
Institutional Class	-3.78%	N/A	2.06%	02/01/2014	$10,362
Administrative Class	-3.98	N/A	1.83	02/01/2014	10,322
Investor Class	-4.17	N/A	1.66	02/01/2014	10,292
Comparative Index
Russell 2000® Growth	3.52%	N/A	4.14%	—	$10,735
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.61% (Gross) (Institutional Class); 1.15% (Net) and 1.86% (Gross) (Administrative Class); and 1.27% (Net) and 1.98% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
29

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—October 31, 2015

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.5%)
COMMON STOCKS—98.5%
Shares		Value (000s)
AEROSPACE & DEFENSE—1.0%
136,579	DigitalGlobe Inc.*	$2,039
AIR FREIGHT & LOGISTICS—1.1%
29,754	HUB Group Inc.*	1,190
41,426	XPO Logistics Inc.*	1,150
		2,340
AUTO COMPONENTS—1.6%
92,834	Fox Factory Holding Corp.*	1,648
51,372	Motorcar Parts of America Inc.*	1,729
		3,377
COMMON STOCKS—Continued
Shares		Value (000s)
BIOTECHNOLOGY— 1.3%
224,097	ARIAD Pharmaceuticals Inc.*	$1,533
21,043	BioSpecifics Technologies Corp.*	1,229
		2,762
BUILDING PRODUCTS—1.2%
70,733	Caesarstone Sdot-Yam Ltd. (IL)	2,512
CAPITAL MARKETS—0.8%
51,343	Financial Engines Inc.	1,651
COMMERCIAL SERVICES & SUPPLIES—4.2%
55,370	Healthcare Services Group Inc.	2,063
446,189	InnerWorkings Inc.*	3,338
97,836	Mobile Mini Inc.	3,350
		8,751
COMMUNICATIONS EQUIPMENT—1.9%
136,587	Ixia*	1,968
180,223	Ruckus Wireless Inc.*	2,033
		4,001
CONSUMER FINANCE—1.3%
66,325	Encore Capital Group Inc.*	2,699
DIVERSIFIED CONSUMER SERVICES—0.8%
233,057	Chegg Inc.*	1,608
DIVERSIFIED FINANCIAL SERVICES—0.7%
163,501	On Deck Capital Inc.*	1,557
DIVERSIFIED TELECOMMUNICATION SERVICES—0.9%
229,213	Iridium Communications Inc.*	1,882
ELECTRICAL EQUIPMENT—0.3%
36,799	Power Solutions International Inc.*	664
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.8%
36,358	FARO Technologies Inc.*	1,228
28,866	OSI Systems Inc.*	2,488
		3,716
FOOD & STAPLES RETAILING—1.0%
39,883	United Natural Foods Inc.*	2,012
HEALTH CARE EQUIPMENT & SUPPLIES—11.6%
259,109	Accuray Inc.*	1,736
730,023	Cerus Corp.*	3,482
54,668	Cynosure Inc.*	2,058
208,067	Endologix Inc.*	1,777
25,576	Greatbatch Inc.*	1,367
23,488	ICU Medical Inc.*	2,583
50,432	Livanova plc (UK)*	3,343
147,353	Merit Medical Systems Inc.*	2,732
229,539	Novadaq Technologies Inc. (CAN)*	2,995
109,778	Wright Medical Group NV (NET)*	2,122
		24,195
HEALTH CARE PROVIDERS & SERVICES—3.7%
94,830	Cross Country Healthcare Inc.*	1,280
115,244	ExamWorks Group Inc.*	3,255
361,534	Nobilis Health Corp. (CAN)*	1,020
107,595	Teladoc Inc.*	2,116
		7,671
HEALTH CARE TECHNOLOGY—1.9%
81,310	Evolent Health Inc.*	1,045
30

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
HEALTH CARE TECHNOLOGY—Continued
113,260	HMS Holdings Corp.*	$1,192
154,007	Vocera Communications Inc.*	1,813
		4,050
HOTELS, RESTAURANTS & LEISURE—7.5%
190,824	Belmond Ltd. (BM)*	2,049
23,748	Churchill Downs Inc.	3,487
128,539	Clubcorp Holdings Inc.	2,627
35,917	Dave & Buster's Entertainment Inc.*	1,386
46,053	Habit Restaurants Inc.*	1,100
94,309	La Quinta Holdings Inc.*	1,429
85,017	Papa Murphy's Holdings Inc.*	1,174
127,857	Penn National Gaming Inc.*	2,284
		15,536
HOUSEHOLD DURABLES—0.9%
96,293	Century Communities Inc.*	1,837
INSURANCE— 1.4%
150,500	National General Holdings Corp.	2,966
INTERNET & CATALOG RETAIL—2.0%
335,478	EVINE Live Inc.*	866
79,767	Shutterfly Inc.*	3,327
		4,193
INTERNET SOFTWARE & SERVICES—9.1%
127,804	Bankrate Inc.*	1,517
315,763	Gogo Inc.*	4,462
99,311	HomeAway Inc.*	3,134
24,679	LogMeIn Inc.*	1,662
216,245	MaxPoint Interactive Inc.*	1,042
89,009	Pandora Media Inc.*	1,025
55,352	Textura Corp.*	1,625
111,278	WebMD Health Corp.*	4,525
		18,992
IT SERVICES—6.8%
78,196	Blackhawk Network Holdings Inc.*	3,330
50,825	ExlService Holdings Inc.*	2,250
83,953	InterXion Holding NV (NET)*	2,467
117,668	Perficient Inc.*	1,967
123,995	WNS Holdings Ltd. ADR (IND)*,1	4,224
		14,238
LEISURE PRODUCTS—1.2%
66,700	Arctic Cat Inc.	1,370
84,615	Malibu Boats Inc.*	1,202
		2,572
MACHINERY— 1.9%
60,036	Barnes Group Inc.	2,257
38,228	CIRCOR International Inc.	1,755
		4,012
MEDIA— 3.1%
97,175	Global Eagle Entertainment Inc.*	1,294
162,809	MDC Partners Inc. (CAN)	3,383
120,973	National CineMedia Inc.	1,718
		6,395
MULTILINE RETAIL—0.7%
283,040	Tuesday Morning Corp.*	1,531
COMMON STOCKS—Continued
Shares		Value (000s)
PHARMACEUTICALS— 4.6%
48,918	Medicines Co.*	$1,675
61,257	Pacira Pharmaceuticals Inc.*	3,059
478,603	Pernix Therapeutics Holdings Inc.*	1,345
230,584	POZEN Inc.*	1,349
298,322	Teligent Inc.*	2,169
		9,597
PROFESSIONAL SERVICES—7.0%
35,476	Ceb Inc.	2,652
102,684	Korn/Ferry International	3,735
77,913	On Assignment Inc.*	3,515
96,073	WageWorks Inc.*	4,613
		14,515
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
502,842	Maxlinear Inc.*	6,537
SOFTWARE— 8.4%
159,755	Callidus Software Inc.*	2,775
72,937	Gigamon Inc.*	1,913
77,209	Infoblox Inc.*	1,259
84,208	Qlik Technologies Inc.*	2,642
166,032	Synchronoss Technologies Inc.*	5,841
83,544	Tubemogul Inc.*	998
108,727	Vasco Data Security International Inc.*	2,067
		17,495
SPECIALTY RETAIL—0.9%
38,736	Lumber Liquidators Holdings Inc.*	535
84,395	Party City Holdco Inc.*	1,336
		1,871
THRIFTS & MORTGAGE FINANCE—0.5%
13,711	Bofi Holding Inc.*	1,097
TRADING COMPANIES & DISTRIBUTORS—2.3%
42,307	Beacon Roofing Supply Inc.*	1,497
108,991	H&E Equipment Services Inc.	2,105
44,731	Rush Enterprises Inc.*	1,090
		4,692
TOTAL COMMON STOCKS
(Cost $212,641)		205,563

SHORT-TERM INVESTMENTS—2.8%
(Cost $5,823)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$5,823	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $5,941)	5,823
TOTAL INVESTMENTS—101.3%
(Cost $218,464)		211,386
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.3)%		(2,774)
TOTAL NET ASSETS—100.0%		$208,612
31

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $5,823 are classified as Level 2. All other holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
BM	Bermuda
CAN	Canada
IL	Israel
IND	India
NET	Netherlands
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
32

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Aristotle has subadvised the Fund since 2012.
Investment Objective
Long-term total return
Principal Style Characteristics
Large cap value stocks
Howard Gleicher

Management’s Discussion of
Fund Performance
Market Review
Volatility began to build in U.S. markets throughout the year, peaking in August as markets declined. The pullback in August was widespread and fairly uniform across the market cap spectrum. Value and growth styles experienced similar declines and all 10 economic sectors within the Russell 1000® Value Index posted mid-single digit losses. The decline continued in September, eclipsing the traditional “correction” mark in the month. The causes of the pullback were varied depending on the news source. The China slowdown, the potential for future interest rate hikes, various geopolitical fears and a general global economic slowdown, while nothing new, were all blamed for the market pullback. What is clear, however, is that markets repriced global growth expectations.
Many of those same economic statistics showing weakness in employment, manufacturing and Gross Domestic Product (GDP) growth data sent markets soaring in October. As counterintuitive as that sounds, the weaker than expected economic news seems to have allayed the fears, at least temporarily of the first rate hike by the Federal Reserve since 2006. It does take a bit of mental gymnastics to explain the logic of the previous statement but suffice to say we do live in interesting times.
With that economic backdrop, markets were basically flat for the 12-month period ended October 31, 2015. The Russell 1000® Value Index was able to eek out a 0.53% gain for the period. Sector gains were equally volatile as energy stocks suffered the most, while consumer stocks held up nicely. The threat of a higher interest rate environment boosted the share prices of many financial services companies, particularly banks. As interest rates rise, banks should be able to recoup some of the net interest margin lost during the zero interest rate environment.
Performance
Harbor Large Cap Value Fund performed well over the past year, generating a return of 7.29% (Institutional Class), 7.02% (Administrative Class) and 6.87% (Investor Class) over the period. This return exceeded the 0.53% return of the Russell 1000® Value Index. The vast majority of the outperformance was attributable to security selection with sector concentrations mildly additive. Strength, however, was widespread with positive comparisons found in seven of the nine economic sectors where we have exposure.
For the period, global fragrance and cosmetics provider Coty was the portfolio’s top contributor to relative return. Shares of Coty spiked when the company announced they will purchase several of Procter & Gamble’s beauty, hair care and fragrance brands, including Dolce & Gabbana, CoverGirl, Max Factor and Wella. We believe that such an acquisition would not only expand its product portfolio but also potentially generate cost synergies and distribution advantages. Additionally, we believe margin improvement, emerging markets expansion and the company’s ability to develop and grow small, underinvested brands into larger, successful brands may serve as catalysts within our multi-year investment horizon.
Bucking the trend of weakness in the materials sector, shares of Martin Marietta Materials rose during the period on reports of higher profit margins due to tight cost controls, a favorable outlook for the second half the year, and news that the company would sell its California cement operations—the proceeds of which would be used to repurchase shares. Though revenues and earnings fell short of estimates for the second quarter, rain in Texas was largely to blame, implying that these sales would merely be deferred. Given its ability to raise prices consistently in a poor construction market, we see the potential for Martin Marietta to further enhance its profitability as infrastructure spending normalizes in the coming years.
The portfolio’s three utilities holdings all lagged the broad market in the period, with AES and National Fuel Gas being the principal detractors. Despite its Arlington, Virginia headquarters, AES is one of a few truly global electric utility companies, operating in 18 countries across
33

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Time Warner Inc.	3.3%
Walgreens Boots Alliance Inc.	3.3%
Home Depot Inc.	3.2%
AbbVie Inc.	3.1%
TE Connectivity Ltd.	3.1%
General Dynamics Corp.	3.0%
Medtronic plc	3.0%
Microsoft Corp.	3.0%
Adobe Systems Inc.	2.8%
Phillips 66	2.8%
four continents. The company is vertically integrated and is involved in generation, transmission and distribution. Despite reporting margin improvement and 10% earnings growth, investors reacted adversely to the impact of poor hydrology in Brazil. It is exactly this short-term volatility—based on no real fundamental change—that reinforces our confidence in our long-term thesis. We continue to see considerable value in AES as the company’s experienced management team continues to execute on its long-term strategic plan of focusing on core (competitively advantaged) markets, reducing overhead costs and returning cash to shareholders via dividends and share repurchases. National Fuel Gas suffered as natural gas prices continued to decline.
Outlook and Strategy
Going forward, we continue to believe that the impending “lift-off” of interest rates in the U.S. is not a matter of “if” but a matter of “when.” We point to U.S. unemployment that is at its lowest level since 2008 and rising consumer spending (albeit slowly) as reasons for optimism. We will also take the Federal Reserve at its word and believe that rate increases will be a gradual and drawn-out process.
While we remain convinced that normalized interest rates will be higher, we realize we cannot predict the timing of this or any other macroeconomic event. Therefore, we seek out those businesses that have adapted or are in the process of adapting to changing environments and customer preferences. By looking long-term and normalizing companies’ margins, market shares, revenues, earnings and cash flows, we endeavor to ignore the noise and focus on where we believe we can truly add value for shareholders: understanding businesses and their long-term value drivers.

This report contains the current opinions of Aristotle Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
34

Harbor Large Cap Value Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2013
Cusip	411511603
Ticker	HAVLX
Inception Date	12/29/1987
Net Expense Ratio	0.68% [a]
Total Net Assets (000s)	$231,033

ADMINISTRATIVE CLASS
Fund #	2213
Cusip	411511751
Ticker	HRLVX
Inception Date	11/01/2002
Net Expense Ratio	0.93% [a]
Total Net Assets (000s)	$24,690

INVESTOR CLASS
Fund #	2413
Cusip	411511744
Ticker	HILVX
Inception Date	11/01/2002
Net Expense Ratio	1.05% [a]
Total Net Assets (000s)	$29,745
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$79,575	$108,284
Price/Earning Ratio (P/E)	22.2x	21.8x
Price/Book Ratio (P/B)	3.0x	2.0x
Beta vs. Russell 1000® Value Index	1.02	1.00
Portfolio Turnover (Year Ended 10/31/2015)	24%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
35

Harbor Large Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Large Cap Value Fund
Institutional Class	7.29%	14.30%	7.10%	12/29/1987	$19,864
Administrative Class	7.02	13.98	6.83	11/01/2002	19,356
Investor Class	6.87	13.84	6.69	11/01/2002	19,102
Comparative Index
Russell 1000® Value	0.53%	13.26%	6.75%	—	$19,225
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.71% (Gross) (Institutional Class); 0.93% (Net) and 0.96% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
36

Harbor Large Cap Value Fund
Portfolio of Investments—October 31, 2015

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.5%)
COMMON STOCKS—97.5%
Shares		Value (000s)
AEROSPACE & DEFENSE—2.9%
56,000	General Dynamics Corp.	$8,321
BANKS— 15.3%
659,300	Banco Bilbao Vizcaya SA ADR (SP)[1]	5,683
446,000	Bank of America Corp.	7,484
31,000	BOK Financial Corp.	2,083
42,600	Cullen/Frost Bankers Inc.	2,916
103,000	First Republic Bank	6,727
120,000	JPMorgan Chase & Co.	7,710
45,300	M&T Bank Corp.	5,429
871,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	5,635
		43,667
BEVERAGES— 2.2%
54,000	Diageo plc ADR (UK)[1]	6,214
BIOTECHNOLOGY— 3.0%
145,000	AbbVie Inc.	8,635
CHEMICALS— 2.4%
135,000	Dow Chemical Co.	6,975
CONSTRUCTION MATERIALS—2.7%
50,000	Martin Marietta Materials Inc.	7,758
COMMON STOCKS—Continued
Shares		Value (000s)
ELECTRIC UTILITIES—2.1%
180,000	ITC Holdings Corp.	$5,890
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.1%
138,000	TE Connectivity Ltd. (SWS)	8,893
ENERGY EQUIPMENT & SERVICES—1.8%
133,000	Halliburton Co.	5,105
FOOD & STAPLES RETAILING—3.1%
103,000	Walgreens Boots Alliance Inc.	8,722
FOOD PRODUCTS—6.6%
150,000	Archer-Daniels-Midland Co.	6,849
49,600	Hershey Co.	4,399
166,000	Mondelez International Inc.	7,663
		18,911
GAS UTILITIES—1.8%
99,000	National Fuel Gas Co.	5,200
HEALTH CARE EQUIPMENT & SUPPLIES—5.5%
186,000	Baxter International Inc.	6,954
117,000	Medtronic plc (IE)	8,649
		15,603
HOUSEHOLD DURABLES—3.0%
173,000	Lennar Corp.	8,662
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.8%
465,000	AES Corp.	5,092
INDUSTRIAL CONGLOMERATES—2.3%
224,000	General Electric Co.	6,478
IT SERVICES—1.7%
137,000	PayPal Holdings Inc.*	4,933
MACHINERY— 6.0%
62,000	Deere & Co.	4,836
76,000	Illinois Tool Works Inc.	6,987
130,000	Oshkosh Corp.	5,342
		17,165
MEDIA— 3.1%
116,000	Time Warner Inc.	8,739
OIL, GAS & CONSUMABLE FUELS—4.6%
94,000	Phillips 66	8,370
34,000	Pioneer Natural Resources Co.	4,663
		13,033
PERSONAL PRODUCTS—4.2%
176,192	Coty Inc.	5,101
153,000	Unilever NV (NET)	6,882
		11,983
PHARMACEUTICALS— 2.3%
73,000	Novartis AG ADR (SWS)[1]	6,601
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
123,000	Texas Instruments Inc.	6,977
SOFTWARE— 8.1%
98,000	Adobe Systems Inc.*	8,689
159,000	Microsoft Corp.	8,370
159,000	Oracle Corp.	6,175
		23,234
37

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
SPECIALTY RETAIL—3.2%
74,000	Home Depot Inc.	$9,149
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.2%
243,000	EMC Corp.	6,371
TOTAL COMMON STOCKS
(Cost $218,678)		278,311

SHORT-TERM INVESTMENTS—3.3%
(Cost $9,338)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$9,338	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $9,529)	9,338
TOTAL INVESTMENTS—100.8%
(Cost $228,016)		287,649
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.8)%		(2,181)
TOTAL NET ASSETS—100.0%		$285,468
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $9,338 are classified as Level 2. All other holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
IE	Ireland
JP	Japan
NET	Netherlands
SP	Spain
SWS	Switzerland
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
38

Harbor Mid Cap Value Fund
Managers' Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2015
Guy Lakonishok
Since 2015
LSV has subadvised the Fund since 2004.
Investment Objective
Long-term total return
Principal Style Characteristics
Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers
Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Greg Sleight

Guy Lakonishok

Management’s Discussion of
Fund Performance
Market Review
The broad U.S. equity market as measured by the S&P 500 Index finished up 5.20% for the one-year ended October 31, 2015. Large cap stocks led in the period, outperforming small and mid cap stocks. Value stocks trailed their growth counterparts across all market cap segments. The Russell Midcap® Value Index was up 0.47% while the Russell Midcap® Growth Index advanced 4.94%.
After a good start to the fiscal year, the slowdown in China and concerns about the impact on global growth weighed on global equity markets in July and August. However within the U.S., accommodative Federal Reserve policy, generally good economic numbers and continued merger and acquisition activity helped push equity markets higher over the full period. The Federal Reserve did not increase interest rates as was anticipated but kept the door open for a rate hike before calendar year end. Merger and acquisition activity continued particularly in the health care, technology and telecommunication services sectors.
There was a wide disparity in sector returns over the last year as defensive sectors such as health care and consumer staples posted the best returns while energy and materials stocks lagged. Energy stocks in the index declined over 37% as oil prices fell throughout the period. Health care stocks benefited from merger and acquisition activity. Financial stocks held up well led by strong returns among insurance companies.
Performance
The Harbor Mid Cap Value Fund returned 1.32% (Institutional Class), 1.05% (Administrative Class) and 0.93% (Investor Class) compared to 0.47% for the Russell Midcap® Value Index for the fiscal year ended October 31, 2015. Value stocks lagged growth stocks significantly in the period which negatively impacted performance given our deep value approach. However, the Fund was able to outperform the value benchmark primarily due to strong stock selection in energy, materials and industrials sectors. This was somewhat offset by poor selection among our technology names. Sector selection was mixed and had little impact on relative results.
The energy sector was the worst performing sector in the Russell Midcap® Value Index falling over 35% in the trailing year. While the Fund’s energy weight was in line with the benchmark, the overweight to refiners had a positive impact on performance. The Fund held Marathon Petroleum, Valero Energy, Tesoro Corp and PBF Energy in the refining industry and all posted very strong results benefiting from the fall in oil prices. Selection within industrials also added value in the period with strong results from regional airlines JetBlue Airways, Alaska Air as well as Northrup Grumman in the aerospace and defense industry and Brinks in the security services industry. Top contributors in the materials sector included Avery Dennison, Domtar and underweights to Alcoa, Freeport McMoran and U.S. Steel. Other contributors over the last year included Universal Insurance, Goodyear Tire & Rubber and Cal-Maine Foods. We have had difficulty finding cheap stocks in the health care sector which makes up about 9% of the benchmark. The Fund’s weight to health care over the last 12 months has averaged just over 5%. This underweight hurt results as health care stocks led the market advancing 11.80% in the period. Stock selection within technology also detracted over the last 12 months. The Fund held Seagate Technology and Xerox, which were detractors, while it was underweight Activision Blizzard and Broadcom, which both posted strong results. Additional stocks that had a negative impact on performance included Huntsman Corp, Gap Inc. and Ensco.
39

Harbor Mid Cap Value Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Public Service Enterprise Group Inc.	1.5%
Regions Financial Corp.	1.3%
Avery Dennison Corp.	1.2%
SCANA Corp.	1.2%
CIGNA Corp.	1.1%
Eastman Chemical Co.	1.0%
Goodyear Tire & Rubber Co.	1.0%
Hartford Financial Services Group Inc.	1.0%
Quest Diagnostics Inc.	1.0%
Tesoro Corp.	1.0%
Portfolio Strategy
LSV’s investment decision making process is strictly quantitative and driven by a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and our portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the process is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.
Sector weightings are a residual of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. At the end of the period, the Fund’s most significant sector exposures on an absolute basis were to financial, industrial, technology and consumer discretionary stocks. Relative to the benchmark, the Fund was overweight technology and consumer discretionary stocks. The Fund was underweight to REITs, energy and health care stocks.
The most significant changes in relative sector weights over the last fiscal year were a decrease in the energy exposure relative to the benchmark and increase the Fund’s industrials and consumer discretionary holdings. While the absolute weight to energy stocks did not change significantly, the weight to energy stocks in the benchmark increased significantly as more energy stocks were identified as “value” stocks on the annual Russell Index rebalance this year. A number of names in the industrials sector including Cummins Inc., Alaska Air Group, Triumph Group and Fluor Corp were added to the Fund.
The Fund continues to trade at attractive valuations as many attractive stocks can be identified across many sectors and industries to build the portfolio. The companies are generating strong cash flow and good earnings but are attractively valued which is reflected in the Fund’s valuations. The Fund’s holdings were trading at 11.7x forward earnings, compared to 17.8x for the benchmark, 1.6x book compared to 1.7x book for the benchmark and 7.7x cash flow compared to 10.4x for the benchmark.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor Mid Cap Value Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2023
Cusip	411511835
Ticker	HAMVX
Inception Date	03/01/2002
Net Expense Ratio	0.86%
Total Net Assets (000s)	$484,078

ADMINISTRATIVE CLASS
Fund #	2223
Cusip	411511728
Ticker	HRMVX
Inception Date	11/01/2002
Net Expense Ratio	1.11%
Total Net Assets (000s)	$28,929

INVESTOR CLASS
Fund #	2423
Cusip	411511736
Ticker	HIMVX
Inception Date	11/01/2002
Net Expense Ratio	1.23%
Total Net Assets (000s)	$165,642
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$9,157	$11,140
Price/Earning Ratio (P/E)	15.5x	23.7x
Price/Book Ratio (P/B)	1.8x	1.9x
Beta vs. Russell Midcap® Value Index	1.06	1.00
Portfolio Turnover (Year Ended 10/31/2015)	12%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
41

Harbor Mid Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Mid Cap Value Fund
Institutional Class	1.32%	14.65%	8.24%	03/01/2002	$22,076
Administrative Class	1.05	14.38	7.98	11/01/2002	21,540
Investor Class	0.93	14.23	7.84	11/01/2002	21,270
Comparative Index
Russell Midcap® Value	0.47%	13.64%	8.39%	—	$22,388
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Institutional Class); 1.15% (Administrative Class); and 1.27% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
42

Harbor Mid Cap Value Fund
Portfolio of Investments—October 31, 2015

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.4%)
COMMON STOCKS—98.6%
Shares		Value (000s)
AEROSPACE & DEFENSE—2.6%
35,500	Huntington Ingalls Industries Inc.	$4,258
36,100	L-3 Communications Holdings Inc.	4,563
11,400	Northrop Grumman Corp.	2,140
11,700	Orbital Atk Inc.	1,002
11,800	Raytheon Co.	1,385
85,800	Triumph Group Inc.	3,997
3,511	Vectrus Inc.*	87
		17,432
AIR FREIGHT & LOGISTICS—0.4%
59,400	Atlas Air Worldwide Holdings Inc.*	2,450
AIRLINES— 1.4%
59,800	Alaska Air Group Inc.	4,560
200,500	JetBlue Airways Corp.*	4,980
		9,540
AUTO COMPONENTS—2.1%
118,200	American Axle & Manufacturing Holdings Inc.*	2,619
212,000	Goodyear Tire & Rubber Co.	6,962
40,200	Lear Corp.	5,028
		14,609
AUTOMOBILES— 0.5%
71,600	Harley-Davidson Inc.	3,541
BANKS— 6.2%
83,600	Banco Latinoamericano de Comercio Exterior SA (PA)	2,260
98,700	CIT Group Inc.	4,244
263,800	Fifth Third Bancorp	5,025
172,400	Hancock Holding Co.	4,758
388,700	Huntington Bancshares Inc.	4,264
495,200	KeyCorp	6,150
4,800	PNC Financial Services Group Inc.	433
905,300	Regions Financial Corp.	8,465
152,400	SunTrust Banks Inc.	6,328
		41,927
BIOTECHNOLOGY— 0.2%
8,700	United Therapeutics Corp.*	1,276
CAPITAL MARKETS—0.8%
27,000	Ameriprise Financial Inc.	3,115
97,600	Investment Technology Group Inc.	1,562
13,400	State Street Corp.	925
		5,602
CHEMICALS— 4.0%
54,700	A. Schulman Inc.	1,963
32,500	Cabot Corp.	1,168
55,600	Celanese Corp.	3,951
69,000	CF Industries Holdings Inc.	3,503
95,300	Eastman Chemical Co.	6,878
179,900	Huntsman Corp.	2,369
186,500	Mosaic Co.	6,302
48,600	Olin Corp.	932
		27,066
COMMERCIAL SERVICES & SUPPLIES—1.5%
70,400	ADT Corp.	2,326
73,900	Brink's Co.	2,289
136,300	Pitney Bowes Inc.	2,815
165,700	R.R. Donnelley & Sons Co.	2,795
		10,225
43

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
COMMUNICATIONS EQUIPMENT—2.5%
508,500	Brocade Communications Systems Inc.	$5,299
40,200	Harris Corp.	3,181
171,900	Juniper Networks Inc.	5,396
67,900	NETGEAR Inc.*	2,811
		16,687
CONSTRUCTION & ENGINEERING—1.1%
74,100	Chicago Bridge & Iron Co. NV (NET)	3,325
72,800	Fluor Corp.	3,480
42,500	Tutor Perini Corp.*	713
		7,518
CONSUMER FINANCE—1.0%
91,600	Discover Financial Services	5,150
75,900	Navient Corp.	1,001
23,100	Nelnet Inc.	826
		6,977
CONTAINERS & PACKAGING—2.3%
124,000	Avery Dennison Corp.	8,056
94,000	Owens-Illinois Inc.*	2,026
122,314	Sonoco Products Co.	5,222
7,946	WestRock Co.	427
		15,731
DIVERSIFIED FINANCIAL SERVICES—0.7%
120,200	Voya Financial Inc.	4,876
ELECTRIC UTILITIES—4.8%
115,100	American Electric Power Co. Inc.	6,520
104,700	Edison International	6,336
88,900	Entergy Corp.	6,059
169,700	FirstEnergy Corp.	5,295
79,600	Portland General Electric Co.	2,952
160,400	PPL Corp.	5,518
		32,680
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.0%
65,500	Avnet Inc.	2,976
277,300	Corning Inc.	5,158
397,800	Flextronics International Ltd. (SGP)*	4,531
105,900	Ingram Micro Inc.	3,154
41,800	Tech Data Corp.*	3,042
154,200	Vishay Intertechnology Inc.	1,634
		20,495
ENERGY EQUIPMENT & SERVICES—2.3%
37,800	Atwood Oceanics Inc.	625
45,800	Bristow Group Inc.	1,591
100,600	Ensco plc (UK)	1,673
83,400	National Oilwell Varco Inc.	3,139
129,900	Noble Corp. plc (UK)	1,750
74,800	Oceaneering International Inc.	3,143
21,633	Paragon Offshore plc (UK)	5
131,800	Rowan Cos. plc (UK)	2,594
61,700	Superior Energy Services Inc.	874
		15,394
FOOD & STAPLES RETAILING—1.0%
84,666	Kroger Co.	3,200
516,700	SUPERVALU Inc.*	3,395
		6,595
FOOD PRODUCTS—3.1%
67,500	Archer-Daniels-Midland Co.	3,082
COMMON STOCKS—Continued
Shares		Value (000s)
FOOD PRODUCTS—Continued
46,900	Bunge Ltd. (BM)	$3,422
74,900	Cal-Maine Foods Inc.	4,004
46,200	Fresh Del Monte Produce Inc.	2,108
35,100	Ingredion Inc.	3,337
5	Seaboard Corp.*	17
111,700	Tyson Foods Inc.	4,955
		20,925
HEALTH CARE PROVIDERS & SERVICES—3.4%
22,400	Aetna Inc.	2,571
56,700	CIGNA Corp.	7,600
96,600	Owens & Minor Inc.	3,463
99,400	Quest Diagnostics Inc.	6,754
97,800	Select Medical Holdings Corp.	1,105
71,311	Triple-S Management Corp. (PRI)*	1,469
		22,962
HOTELS, RESTAURANTS & LEISURE—0.4%
57,710	Brinker International Inc.	2,626
HOUSEHOLD DURABLES—1.3%
60,636	Calatlantic Group Inc.*	2,309
65,200	Meritage Homes Corp.*	2,299
27,600	Whirlpool Corp.	4,420
		9,028
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.6%
380,400	AES Corp.	4,165
INSURANCE— 9.3%
17,800	Aflac Inc.	1,135
72,600	Allied World Assurance Co. Holdings AG (SWS)	2,640
38,100	Allstate Corp.	2,358
47,574	American Financial Group Inc.	3,434
41,500	AmTrust Financial Services Inc.	2,831
59,700	Aspen Insurance Holdings Ltd. (BM)	2,902
40,100	Assurant Inc.	3,269
51,900	Axis Capital Holdings Ltd. (BM)	2,803
98,900	Endurance Specialty Holdings Ltd. (BM)	6,244
29,400	Everest Re Group Ltd. (BM)	5,232
150,800	Hartford Financial Services Group Inc.	6,976
77,000	Lincoln National Corp.	4,120
133,300	Maiden Holdings Ltd. (BM)	2,073
46,000	Principal Financial Group Inc.	2,307
92,968	Universal Insurance Holdings Inc.	2,933
139,000	Unum Group	4,816
77,600	Validus Holdings Ltd. (BM)	3,438
89,700	XL Group plc (IE)	3,416
		62,927
INTERNET SOFTWARE & SERVICES—0.3%
190,700	DHI Group Inc.*	1,726
IT SERVICES—2.2%
43,000	Amdocs Ltd.	2,562
110,756	Convergys Corp.	2,843
228,100	Western Union Co.	4,391
584,900	Xerox Corp.	5,492
		15,288
LEISURE PRODUCTS—0.5%
184,500	Smith & Wesson Holding Corp.*	3,295
MACHINERY— 4.0%
42,500	AGCO Corp.	2,057
112,100	Briggs & Stratton Corp.	1,992
44

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
MACHINERY— Continued
62,200	Cummins Inc.	$6,438
161,900	Meritor Inc.*	1,760
86,200	Oshkosh Corp.	3,542
28,600	Parker-Hannifin Corp.	2,994
55,300	Timken Co.	1,748
111,200	Trinity Industries Inc.	3,010
327,400	Wabash National Corp.*	3,919
		27,460
MEDIA— 1.2%
26,450	Gannett Co. Inc.	418
21,157	Journal Media Group Inc.	259
98,500	TEGNA Inc.	2,664
98,200	Viacom Inc.	4,842
		8,183
METALS & MINING—0.7%
9,200	Cliffs Natural Resources Inc.	25
78,500	Reliance Steel & Aluminum Co.	4,707
		4,732
MULTILINE RETAIL—2.1%
33,600	Dillard's Inc.	3,006
124,800	Kohl's Corp.	5,756
102,800	Macy's Inc.	5,241
		14,003
MULTI-UTILITIES— 3.8%
124,800	Ameren Corp.	5,451
83,240	Avista Corp.	2,818
237,900	Public Service Enterprise Group Inc.	9,823
134,700	SCANA Corp.	7,977
		26,069
OIL, GAS & CONSUMABLE FUELS—4.3%
53,500	Energy XXI Ltd. (BM)	93
19,500	Hess Corp.	1,096
90,900	HollyFrontier Corp.	4,451
98,400	Marathon Petroleum Corp.	5,097
163,700	PBF Energy Inc.	5,566
148,364	Ship Finance International Ltd. (BM)	2,536
66,000	Tesoro Corp.	7,057
54,200	Valero Energy Corp.	3,573
		29,469
PAPER & FOREST PRODUCTS—0.6%
98,600	Domtar Corp.	4,066
PHARMACEUTICALS— 0.3%
44,200	Lannett Co. Inc.*	1,979
REAL ESTATE INVESTMENT TRUSTS (REITs)—10.8%
453,800	Annaly Capital Management Inc.	4,515
181,700	Brandywine Realty Trust	2,453
151,964	Capstead Mortgage Corp.	1,466
286,300	CBL & Associates Properties Inc.	4,174
61,700	Digital Realty Trust Inc.	4,563
166,849	DuPont Fabros Technology Inc.	5,354
483,147	Franklin Street Properties Corp.	5,034
134,000	Government Properties Income Trust	2,182
124,725	Hersha Hospitality Trust	2,995
229,600	Hospitality Properties Trust	6,162
104,800	Inland Real Estate Corp.	928
510,100	Lexington Realty Trust	4,509
202,700	MFA Financial Inc.	1,403
COMMON STOCKS—Continued
Shares		Value (000s)
REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
120,300	OMEGA Healthcare Investors Inc.	$4,153
100,100	PennyMac Mortgage Investment Trust	1,463
320,900	Piedmont Office Realty Trust Inc.	6,219
217,400	Rouse Properties Inc.	3,824
137,800	Select Income REIT	2,784
193,900	Senior Housing Properties Trust	2,945
162,500	Summit Hotel Properties Inc.	2,126
203,500	Sunstone Hotel Investors Inc.	2,943
121,000	Two Harbors Investment Corp.	1,024
		73,219
ROAD & RAIL—0.3%
74,200	ArcBest Corp.	1,922
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.9%
647,500	Amkor Technology Inc.*	4,028
34,200	LAM Research Corp.	2,619
95,400	Omnivision Technologies Inc.*	2,754
179,800	Teradyne Inc.	3,510
		12,911
SOFTWARE— 1.3%
76,300	CA Inc.	2,114
86,700	Mentor Graphics Corp.	2,358
196,100	Symantec Corp.	4,040
		8,512
SPECIALTY RETAIL—3.2%
72,700	Bed Bath & Beyond Inc.*	4,335
123,900	Finish Line Inc.	2,308
37,400	Foot Locker Inc.	2,534
89,100	GameStop Corp.	4,105
138,900	Gap Inc.	3,781
40,300	Group 1 Automotive Inc.	3,504
23,700	Outerwall Inc.	1,422
		21,989
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.4%
32,500	Lexmark International Inc.	1,056
186,800	NCR Corp.*	4,969
65,160	NetApp Inc.	2,216
115,600	QLogic Corp.*	1,433
68,400	Seagate Technology plc (IE)	2,603
65,200	Western Digital Corp.	4,357
		16,634
TEXTILES, APPAREL & LUXURY GOODS—0.3%
37,300	Deckers Outdoor Corp.*	2,076
THRIFTS & MORTGAGE FINANCE—0.7%
124,200	Radian Group Inc.	1,797
116,000	Washington Federal Inc.	2,893
		4,690
TOBACCO— 0.5%
58,751	Universal Corp.	3,173
TRADING COMPANIES & DISTRIBUTORS—0.3%
92,700	H&E Equipment Services Inc.	1,790
45

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
WATER UTILITIES—0.4%
71,700	California Water Service Group	$1,603
37,832	SJW Corp.	1,201
		2,804
TOTAL COMMON STOCKS
(Cost $648,814)		669,244

SHORT-TERM INVESTMENTS—1.3%
(Cost $8,507)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$8,507	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $8,678)	8,507
TOTAL INVESTMENTS—99.9%
(Cost $657,321)		677,751
CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		898
TOTAL NET ASSETS—100.0%		$678,649
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $8,507 are classified as Level 2. All other holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
BM	Bermuda
IE	Ireland
NET	Netherlands
PA	Panama
PRI	Puerto Rico
SGP	Singapore
SWS	Switzerland
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
46

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
Long-term total return
Principal Style Characteristics
Small cap value stocks
Paul Viera

Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets were mixed between gains and losses during the 12-months ended October 31, 2015. The U.S. small cap market, represented by the Russell 2000® Index, ended the period down nearly 3% while the U.S. large cap market represented by the Russell 1000® Index maintained modest gains of approximately 5%. The international equity market, as represented by the MSCI ACWI ex-U.S. Index, lost more than 4% while emerging markets declined by greater than 14% as measured by the MSCI Emerging Markets Index during the same period. Losses were driven by concerns over global economic growth as well the possibility of tightening monetary policy in the U.S.
Investors in the U.S. and elsewhere focused closely on the deliberations and public statements of the U.S. Federal Reserve (Fed), trying to discern the timing and magnitude of future interest rate hikes. Data in the U.S. generally supported the notion that the Fed would act by calendar year-end and begin raising rates to stem the possibility of inflation taking hold in the economy. For example, total non-farm payroll employment increased by 271,000 in October, the most this year. Job growth has averaged 198,000 per month in calendar 2015, driving the unemployment rate down to 5.0%. Also, weekly new jobless claims fell to the lowest since the early 1970s. However, the Fed decided in September to keep the target Fed funds rate steady due largely to worrisome global economic trends and the potential impact on the U.S. economy.
Possible Fed action would impact not just the U.S. markets, but global markets as well, and particularly emerging countries that have benefited from investors seeking higher returns outside the U.S. As speculation has grown that rates will soon rise, emerging markets have sold off on fears that capital will exit and head back to the U.S. Adding to pressure, manufacturing has remained weak across most major emerging economies, including China, Indonesia and South Korea, and commodity prices remain depressed. Oil prices dropped over 30% between July and August before recovering slightly to settle around $47 a barrel at the end of October. Industrial output continued to decline in Brazil and Russia as lower commodity prices restricted domestic demand and delayed capital investments. Emerging market currencies dropped in response, particularly those of commodity dependent economies.
Performance
The Harbor Small Cap Value Fund posted a return of 0.01% (Institutional Class), -0.28% (Administrative Class) and -0.37% (Investor Class) for the one year ended October 31, 2015. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned -2.88% over the trailing 12 months. The outperformance was largely driven by stock selection.
Despite continued economic growth domestically, uncertainty surrounding the pace of global growth, and a prolonged commodity oversupply sent equities lower around the world. Concerns of an economic slowdown and lower inflation expectations led investors to seek refuge in U.S. Treasuries, sending yields on the benchmark 10-year note down 30 basis points between July and September. As rates fall in the fixed income market, it makes dividend paying sectors in the equity market, like utilities and REITs, relatively more attractive. Despite the headwind from the Fund’s relative underweight to these sectors, the Fund saw strong stock selection in nearly all economic sectors leading to relative outperformance against the benchmark.
Contributing to performance, Cantel Medical is a leading provider of infection prevention and control products for use in hospitals and dental clinics. Their products range from healthcare disposables, disinfectants and cleaners to water purification and filtration systems. The company also provides technical service for all of its products. With a proven track record for identifying and integrating companies into their business model through acquisition, Cantel continues to grow organically. Recent quarterly earnings report showed organic sales increased 10%, and double-digit organic growth for eight of the past nine consecutive quarters. Leading sales
47

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Hexcel Corp.	3.5%
Global Payments Inc.	3.4%
Snap-on Inc.	3.3%
Cantel Medical Corp.	3.2%
Valspar Corp.	2.7%
MEDNAX Inc.	2.6%
EnerSys	2.5%
Molina Healthcare Inc.	2.5%
Monolithic Power Systems Inc.	2.5%
OSI Systems Inc.	2.5%
was the company’s endoscopy segment which surged 27%, more than half of which was organic. The stock rose 40% during the 12-month period ended October 31, 2015. Management noted that strength in the U.S. endoscopy division was driven by the recent reorganization of the sales and management team.
Materials holding, Scotts Miracle-Gro is the world’s leading marketer of branded consumer lawn and garden products.  The company has a portfolio of well-known brands including Ortho and Roundup.  Scotts sells its products primarily to independent hardware stores and home centers including Home Depot and Lowe’s.  The company operates distribution centers in the U.S., UK, France and Germany. The stock rose nearly 12% during the 12-month period ended October 31, 2015 on continued fundamental improvements. Management also reiterated full-year guidance, while indicating that they expect sales to exceed the original outlook driven in part by steady improvement in the U.S. housing market. The company maintains strong brand recognition, with over 50% market share in grass seed, soil, lawn fertilizer, and plant food.  With a dominant retail presence, combined with a large patent portfolio, Scotts Miracle-Gro has created a high barrier to entry for potential competitors.
Outlook
As of October 31, 2015, the Fund had an overweight in the industrials, materials, health care, information technology, and telecommunications sectors and an underweight in financials, consumer staples, consumer discretionary, and utilities. The Fund had a market weight to energy. The Fund’s relative overweight and underweight positions are an outgrowth of where EARNEST Partners is finding good individual investment opportunities.
In managing the Harbor Small Cap Value Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
48

Harbor Small Cap Value Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2022
Cusip	411511843
Ticker	HASCX
Inception Date	12/14/2001
Net Expense Ratio	0.85%
Total Net Assets (000s)	$827,423

ADMINISTRATIVE CLASS
Fund #	2222
Cusip	411511710
Ticker	HSVRX
Inception Date	11/01/2002
Net Expense Ratio	1.10%
Total Net Assets (000s)	$1,144

INVESTOR CLASS
Fund #	2422
Cusip	411511694
Ticker	HISVX
Inception Date	11/01/2002
Net Expense Ratio	1.22%
Total Net Assets (000s)	$16,797
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$3,513	$1,684
Price/Earning Ratio (P/E)	21.7x	22.9x
Price/Book Ratio (P/B)	2.4x	1.5x
Beta vs. Russell 2000® Value Index	0.97	1.00
Portfolio Turnover (Year Ended 10/31/2015)	17%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
49

Harbor Small Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Small Cap Value Fund
Institutional Class	0.01%	13.08%	6.58%	12/14/2001	$18,918
Administrative Class	-0.28	12.78	6.31	11/01/2002	18,444
Investor Class	-0.37	12.65	6.18	11/01/2002	18,220
Comparative Index
Russell 2000® Value	-2.88%	10.53%	6.19%	—	$18,233
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
50

Harbor Small Cap Value Fund
Portfolio of Investments—October 31, 2015

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.1%)
COMMON STOCKS—97.9%
Shares		Value (000s)
AEROSPACE & DEFENSE—6.8%
638,074	Hexcel Corp.	$29,556
215,994	Moog Inc.*	13,340
163,818	Teledyne Technologies Inc.*	14,617
		57,513
BANKS— 3.4%
431,971	Trustmark Corp.	10,380
293,139	United Bankshares Inc.	11,594
199,100	Wesbanco Inc.	6,500
		28,474
CAPITAL MARKETS—4.9%
302,403	Eaton Vance Corp.	10,920
318,323	Raymond James Financial Inc.	17,543
296,382	Stifel Financial Corp.*	13,168
		41,631
CHEMICALS— 5.4%
200,586	Cabot Corp.	7,209
242,972	Scotts Miracle-Gro Co.	16,075
279,430	Valspar Corp.	22,620
		45,904
CONSUMER FINANCE—1.6%
396,573	Cash America International Inc.	13,694
COMMON STOCKS—Continued
Shares		Value (000s)
ELECTRICAL EQUIPMENT—4.7%
343,317	EnerSys	$20,939
570,473	Franklin Electric Co. Inc.	18,803
		39,742
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—10.1%
530,555	Checkpoint Systems Inc.	3,969
209,528	Coherent Inc.	11,356
479,293	FLIR Systems Inc.	12,783
241,908	Itron Inc.*	8,885
163,186	Littelfuse Inc.	16,307
249,163	OSI Systems Inc.*	21,473
496,165	Sanmina Corp.*	10,256
		85,029
ENERGY EQUIPMENT & SERVICES—4.1%
330,094	Bristow Group Inc.	11,464
151,731	Core Laboratories NV	17,651
907,577	Newpark Resources Inc.*	5,137
		34,252
FOOD & STAPLES RETAILING—1.3%
208,772	United Natural Foods Inc.*	10,533
GAS UTILITIES—3.8%
468,108	South Jersey Industries Inc.	12,410
310,951	WGL Holdings Inc.	19,350
		31,760
HEALTH CARE EQUIPMENT & SUPPLIES—3.2%
455,058	Cantel Medical Corp.	26,976
HEALTH CARE PROVIDERS & SERVICES—7.1%
286,010	Centene Corp.*	17,012
316,129	MEDNAX Inc.*	22,277
335,339	Molina Healthcare Inc.*	20,791
		60,080
HOUSEHOLD DURABLES—1.3%
306,666	Meritage Homes Corp.*	10,813
INSURANCE— 7.5%
598,863	American Equity Investment Life Holding Co.	15,379
335,346	Horace Mann Educators Corp.	11,482
203,597	Reinsurance Group of America Inc.	18,373
194,682	State Auto Financial Corp.	4,643
371,754	United Fire Group Inc.	13,825
		63,702
IT SERVICES—4.7%
212,186	Global Payments Inc.	28,944
380,074	ManTech International Corp.	10,984
		39,928
MACHINERY— 8.6%
247,250	Albany International Corp.	9,289
353,984	Altra Industrial Motion Corp.	9,366
1,602,833	Mueller Water Products Inc.	14,105
167,645	Snap-on Inc.	27,811
383,536	Timken Co.	12,120
		72,691
OIL, GAS & CONSUMABLE FUELS—0.4%
109,178	ONEOK Inc.	3,703
51

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
818,577	First Potomac Realty Trust	$9,651
996,153	Medical Properties Trust Inc.	11,257
		20,908
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.5%
470,423	Advanced Energy Industries Inc.*	13,303
332,624	Cabot Microelectronics Corp.*	14,027
1,436,372	Entegris Inc.*	18,429
800,181	Fairchild Semiconductor International Inc.*	13,347
339,637	Monolithic Power Systems Inc.	21,200
		80,306
SOFTWARE— 0.6%
374,953	Epiq Systems Inc.	5,174
THRIFTS & MORTGAGE FINANCE—2.2%
506,803	Astoria Financial Corp.	8,088
628,900	Everbank Financial Corp.	10,855
		18,943
TRADING COMPANIES & DISTRIBUTORS—2.3%
76,212	CAI International Inc.*	886
320,891	GATX Corp.	14,986
225,682	TAL International Group Inc.*	3,827
		19,699
COMMON STOCKS—Continued
Shares		Value (000s)
WIRELESS TELECOMMUNICATION SERVICES—1.9%
131,295	SBA Communications Corp.*	$15,627
TOTAL COMMON STOCKS
(Cost $614,052)		827,082

SHORT-TERM INVESTMENTS—2.2%
(Cost $18,811)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$18,811	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $19,190)	18,811
TOTAL INVESTMENTS—100.1%
(Cost $632,863)		845,893
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(529)
TOTAL NET ASSETS—100.0%		$845,364
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $18,811 are classified as Level 2. All other holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
The accompanying notes are an integral part of the Financial Statements.
52

Harbor Domestic Equity Funds
Statements of Assets and Liabilities—October 31, 2015

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$17,535,951	$542,273	$520,593	$218,464	$228,016	$657,321	$632,863
Investments, at value (including securities loaned of $425,365, $0, $0, $0, $0, $0, and $0)	$27,554,620	$538,240	$571,542	$205,563	$278,311	$669,244	$827,082
Repurchase agreements	469,136	44,443	29,010	5,823	9,338	8,507	18,811
Cash	—	1	1	—	1	—	—
Receivables for:
Investments sold	180,170	5,625	9,916	2,726	4,571	607	798
Capital shares sold	22,181	301	233	91	131	1,218	687
Dividends	7,782	462	178	—	437	844	472
Securities lending income	29	—	—	—	—	—	—
Withholding tax	603	—	—	—	4	—	—
Prepaid registration fees	27	26	21	1	19	14	17
Other assets	732	30	25	—	21	7	39
Total Assets	28,235,280	589,128	610,926	214,204	292,833	680,441	847,906
LIABILITIES
Payables for:
Investments purchased	227,868	3,156	10,059	5,404	5,941	545	1,438
Capital shares reacquired	42,913	329	109	9	1,212	679	409
Collateral for securities loaned	442,850	—	—	—	—	—	—
Accrued expenses:
Management fees	12,531	374	375	128	143	424	527
12b-1 fees	579	84	3	1	11	41	4
Transfer agent fees	1,680	35	34	11	18	53	48
Trustees' fees and expenses	139	3	3	1	1	3	4
Other	1,552	71	45	38	39	47	112
Total Liabilities	730,112	4,052	10,628	5,592	7,365	1,792	2,542
NET ASSETS	$27,505,168	$585,076	$600,298	$208,612	$285,468	$678,649	$845,364
Net Assets Consist of:
Paid-in capital	$15,337,832	$483,691	$452,513	$212,260	$214,372	$639,960	$602,204
Accumulated undistributed net investment income/(loss)	12,808	(756)	(149)	—	892	5,966	1,510
Accumulated net realized gain/(loss)	1,666,783	61,732	67,975	3,430	10,571	12,293	28,620
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	10,487,745	40,409	79,959	(7,078)	59,633	20,430	213,030
	$27,505,168	$585,076	$600,298	$208,612	$285,468	$678,649	$845,364
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$24,669,740	$194,308	$587,761	$205,007	$231,033	$484,078	$827,423
Shares of beneficial interest[1]	377,964	19,908	43,049	19,882	19,004	23,881	31,573
Net asset value per share[2]	$ 65.27	$ 9.76	$ 13.65	$ 10.31	$ 12.16	$ 20.27	$ 26.21
Administrative Class
Net assets	$ 620,910	$366,121	$ 877	$ 3,006	$ 24,690	$ 28,929	$ 1,144
Shares of beneficial interest[1]	9,626	38,745	67	293	2,033	1,418	44
Net asset value per share[2]	$ 64.51	$ 9.45	$ 13.04	$ 10.27	$ 12.15	$ 20.40	$ 26.07
Investor Class
Net assets	$ 2,214,518	$ 24,647	$ 11,660	$ 599	$ 29,745	$165,642	$ 16,797
Shares of beneficial interest[1]	34,751	2,668	927	58	2,428	8,203	656
Net asset value per share[2]	$ 63.73	$ 9.24	$ 12.59	$ 10.24	$ 12.25	$ 20.19	$ 25.63

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

53

Harbor Domestic Equity Funds
Statements of Operations—Year Ended October 31, 2015

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$ 201,207	$ 3,546	$ 3,864	$ 514	$ 5,157	$ 12,874	$ 9,919
Net securities lending income	71	—	—	—	—	—	—
Interest	—	21	—	—	—	—	—
Foreign taxes withheld	(3,805)	(38)	—	(10)	(60)	(1)	(49)
Total Investment Income	197,473	3,529	3,864	504	5,097	12,873	9,870
Operating Expenses
Management fees	156,462	5,249	4,740	1,071	1,581	3,840	6,015
12b-1 fees:
Administrative Class	1,584	956	2	5	58	61	6
Investor Class	4,975	86	34	3	54	351	43
Shareholder communications	1,273	30	14	6	9	45	130
Custodian fees	1,017	83	38	53	22	53	30
Transfer agent fees:
Institutional Class	14,872	179	392	90	139	221	497
Administrative Class	402	242	—	1	15	16	1
Investor Class	3,650	63	25	2	40	258	32
Professional fees	453	14	11	3	5	26	14
Trustees' fees and expenses	572	15	14	3	6	12	18
Registration fees	174	52	48	47	46	78	64
Miscellaneous	208	16	15	10	12	13	16
Total expenses	185,642	6,985	5,333	1,294	1,987	4,974	6,866
Management fees waived	(9,819)	—	—	—	—	—	—
Transfer agent fees waived	(394)	(11)	(10)	(3)	(4)	(7)	(12)
Other expenses reimbursed	—	—	—	—	(52)	—	—
Custodial expense reductions	(1)	—	—	—	—	—	—
Net expenses	175,428	6,974	5,323	1,291	1,931	4,967	6,854
Net Investment Income/(Loss)	22,045	(3,445)	(1,459)	(787)	3,166	7,906	3,016
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,979,957	81,107	79,352	5,003	13,221	13,093	34,267
Foreign currency transactions	(293)	(58)	—	—	(1)	—	—
Redemption in-kind	13,841	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	977,770	(63,647)	(56,171)	(8,902)	1,779	(22,367)	(43,638)
Translations of assets and liabilities in foreign currencies	(15)	1	—	—	1	—	—
Net gain/(loss) on investment transactions	2,971,260	17,403	23,181	(3,899)	15,000	(9,274)	(9,371)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,993,305	$ 13,958	$ 21,722	$(4,686)	$18,166	$ (1,368)	$ (6,355)
The accompanying notes are an integral part of the Financial Statements.

54

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 22,045	$ 16,958	$ (3,445)	$ (3,731)	$ (1,459)	$ (1,882)
Net realized gain/(loss) on investments	1,993,505	1,755,868	81,049	131,783	79,352	107,103
Change in net unrealized appreciation/(depreciation) of investments	977,755	1,865,702	(63,646)	(24,105)	(56,171)	(28,149)
Net increase/(decrease) in assets resulting from operations	2,993,305	3,638,528	13,958	103,947	21,722	77,072
Distributions to Shareholders
Net investment income:
Institutional Class	(17,426)	(15,907)	—	—	—	—
Administrative Class	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,362,695)	(609,875)	(48,715)	(50,232)	(87,734)	(79,831)
Administrative Class	(40,499)	(19,050)	(59,286)	(64,976)	(103)	(92)
Investor Class	(115,034)	(56,815)	(5,793)	(5,715)	(2,245)	(3,394)
Total distributions to shareholders	(1,535,654)	(701,647)	(113,794)	(120,923)	(90,082)	(83,317)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,022,778	327,523	(43,857)	(21,916)	50,266	(1,503)
Net increase/(decrease) in net assets	2,480,429	3,264,404	(143,693)	(38,892)	(18,094)	(7,748)
Net Assets
Beginning of period	25,024,739	21,760,335	728,769	767,661	618,392	626,140
End of period*	$27,505,168	$25,024,739	$ 585,076	$ 728,769	$600,298	$618,392
* Includes accumulated undistributed net investment income/(loss) of:	$ 12,808	$ 10,962	$ (756)	$ (767)	$ (149)	$(345)

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

55

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2014 through October 31, 2015	February 1, 2014[a] through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014

$ (787)	$ (119)	$ 3,166	$ 2,783	$ 7,906	$ 2,325	$ 3,016	$ 1,843
5,003	153	13,220	20,500	13,093	6,118	34,267	27,355
(8,902)	1,824	1,780	5,611	(22,367)	18,654	(43,638)	34,941
(4,686)	1,858	18,166	28,894	(1,368)	27,097	(6,355)	64,139

—	—	(2,518)	(2,274)	(2,051)	(938)	(1,525)	(866)
—	—	(204)	(153)	(131)	(37)	—	—
—	—	(170)	(110)	(743)	(253)	—	—

(322)	—	(12,993)	—	(1,379)	—	(23,533)	(78,923)
(2)	—	(1,356)	—	(107)	—	(129)	(1,842)
(9)	—	(1,271)	—	(671)	—	(601)	(2,726)
(333)	—	(18,512)	(2,537)	(5,082)	(1,228)	(25,788)	(84,357)
153,774	57,999	42,102	12,586	383,353	170,907	145,301	203,316
148,755	59,857	41,756	38,943	376,903	196,776	113,158	183,098

59,857	—	243,712	204,769	301,746	104,970	732,206	549,108
$208,612	$59,857	$285,468	$243,712	$678,649	$301,746	$845,364	$732,206
$ —	$ —	$ 892	$ 974	$ 5,966	$ 1,772	$ 1,510	$ 731
56

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 4,589,987	$ 3,928,001	$ 65,654	$ 58,686	$ 64,111	$ 60,651
Reinvested distributions	1,244,437	567,665	44,858	42,529	84,420	79,239
Cost of shares reacquired	(4,979,432)	(3,964,601)	(183,133)	(113,076)	(97,598)	(132,533)
Cost of shares reacquired through redemption in-kind	(24,618)	—	—	—	—	—
Net increase/(decrease) in net assets	$ 830,374	$ 531,065	$ (72,621)	$ (11,861)	$ 50,933	$ 7,357
Administrative Class
Net proceeds from sale of shares	$ 212,433	$ 170,506	$ 79,485	$ 66,064	$ 375	$ 308
Reinvested distributions	39,175	17,667	59,282	64,971	103	92
Cost of shares reacquired	(242,974)	(289,016)	(102,016)	(144,294)	(164)	(378)
Net increase/(decrease) in net assets	$ 8,634	$ (100,843)	$ 36,751	$ (13,259)	$ 314	$ 22
Investor Class
Net proceeds from sale of shares	$ 818,541	$ 533,477	$ 8,724	$ 15,864	$ 3,323	$ 2,402
Reinvested distributions	112,162	55,284	5,754	5,686	2,244	3,394
Cost of shares reacquired	(746,933)	(691,460)	(22,465)	(18,346)	(6,548)	(14,678)
Net increase/(decrease) in net assets	$ 183,770	$ (102,699)	$ (7,987)	$ 3,204	$ (981)	$ (8,882)
SHARES
Institutional Class
Shares sold	73,504	67,993	6,510	5,330	4,431	4,070
Shares issued due to reinvestment of distributions	21,186	10,403	4,649	4,113	6,180	5,561
Shares reacquired	(79,918)	(68,834)	(18,066)	(10,160)	(6,619)	(8,817)
Shares reacquired through redemption in-kind	(378)	—	—	—	—	—
Net increase/(decrease) in shares outstanding	14,394	9,562	(6,907)	(717)	3,992	814
Beginning of period	363,570	354,008	26,815	27,532	39,057	38,243
End of period	377,964	363,570	19,908	26,815	43,049	39,057
Administrative Class
Shares sold	3,472	2,970	8,073	6,075	28	21
Shares issued due to reinvestment of distributions	673	326	6,334	6,426	8	7
Shares reacquired	(4,007)	(5,106)	(10,162)	(13,410)	(12)	(26)
Net increase/(decrease) in shares outstanding	138	(1,810)	4,245	(909)	24	2
Beginning of period	9,488	11,298	34,500	35,409	43	41
End of period	9,626	9,488	38,745	34,500	67	43
Investor Class
Shares sold	13,625	9,438	901	1,425	243	171
Shares issued due to reinvestment of distributions	1,949	1,030	628	572	177	253
Shares reacquired	(12,274)	(12,106)	(2,322)	(1,657)	(480)	(1,065)
Net increase/(decrease) in shares outstanding	3,300	(1,638)	(793)	340	(60)	(641)
Beginning of period	31,451	33,089	3,461	3,121	987	1,628
End of period	34,751	31,451	2,668	3,461	927	987

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2014 through October 31, 2015	February 1, 2014[a] through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014

$189,220	$57,098	$ 73,424	$ 70,327	$380,445	$130,475	$ 321,703	$ 301,727
297	—	15,332	2,260	3,275	932	20,489	57,931
(37,501)	(1,104)	(59,793)	(72,033)	(91,555)	(36,420)	(192,480)	(151,725)
—	—	—	—	—	—	—	—
$152,016	$55,994	$ 28,963	$ 554	$292,165	$ 94,987	$ 149,712	$ 207,933

$ 3,884	$ 867	$ 6,267	$ 6,902	$ 24,969	$ 12,352	$ 175	$ 960
1	—	1,560	153	237	37	129	1,842
(882)	(601)	(4,119)	(1,611)	(10,553)	(2,151)	(4,883)	(8,339)
$ 3,003	$ 266	$ 3,708	$ 5,444	$ 14,653	$ 10,238	$ (4,579)	$ (5,537)

$ 88	$ 1,843	$ 15,345	$ 14,132	$123,280	$ 94,776	$ 3,966	$ 3,254
9	—	1,367	108	1,387	251	593	2,696
(1,342)	(104)	(7,281)	(7,652)	(48,132)	(29,345)	(4,391)	(5,030)
$ (1,245)	$ 1,739	$ 9,431	$ 6,588	$ 76,535	$ 65,682	$ 168	$ 920

17,925	5,472	6,149	5,900	18,601	6,739	11,822	11,609
28	—	1,316	198	160	52	777	2,345
(3,434)	(109)	(5,018)	(6,067)	(4,486)	(1,885)	(7,127)	(5,836)
—	—	—	—	—	—	—	—
14,519	5,363	2,447	31	14,275	4,906	5,472	8,118
5,363	—	16,557	16,526	9,606	4,700	26,101	17,983
19,882	5,363	19,004	16,557	23,881	9,606	31,573	26,101

349	84	527	596	1,190	634	7	37
—	—	134	13	12	2	5	74
(81)	(59)	(340)	(138)	(505)	(112)	(178)	(324)
268	25	321	471	697	524	(166)	(213)
25	—	1,712	1,241	721	197	210	423
293	25	2,033	1,712	1,418	721	44	210

8	178	1,282	1,179	5,952	4,919	151	127
1	—	116	9	68	14	23	111
(119)	(10)	(608)	(641)	(2,341)	(1,510)	(166)	(199)
(110)	168	790	547	3,679	3,423	8	39
168	—	1,638	1,091	4,524	1,101	648	609
58	168	2,428	1,638	8,203	4,524	656	648
58

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 61.97	$ 54.71	$ 41.44	$ 38.34	$ 34.73
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.06	0.16	0.07	0.05
Net realized and unrealized gains/(losses) on investments	7.05	8.98	13.28	3.07	3.64
Total from investment operations	7.12	9.04	13.44	3.14	3.69
Less Distributions
Dividends from net investment income	(0.05)	(0.05)	(0.17)	(0.04)	(0.08)
Distributions from net realized capital gains[1]	(3.77)	(1.73)	—	—	—
Total distributions	(3.82)	(1.78)	(0.17)	(0.04)	(0.08)
Net asset value end of period	65.27	61.97	54.71	41.44	38.34
Net assets end of period (000s)	$24,669,740	$22,531,379	$19,366,148	$14,752,873	$10,682,886
Ratios and Supplemental Data (%)
Total return[b]	12.16%	16.95%	32.55%	8.21%	10.63%
Ratio of total expenses to average net assets[2]	0.68	0.67	0.68	0.68	0.68
Ratio of net expenses to average net assets[a]	0.64	0.65	0.65	0.66	0.66
Ratio of net investment income to average net assets[a]	0.12	0.11	0.35	0.20	0.14
Portfolio turnover	37	34	48	41	53

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 11.43	$ 11.76	$ 9.22	$ 8.46	$ 7.82
Income from Investment Operations
Net investment income/(loss)[a]	(0.04) [e]	(0.04)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains/(losses) on investments	0.20	1.55	2.76	0.78	0.67
Total from investment operations	0.16	1.51	2.73	0.76	0.64
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.83)	(1.84)	(0.19)	—	—
Total distributions	(1.83)	(1.84)	(0.19)	—	—
Net asset value end of period	9.76	11.43	11.76	9.22	8.46
Net assets end of period (000s)	$ 194,308	$ 306,371	$ 323,666	$ 286,490	$ 345,875
Ratios and Supplemental Data (%)
Total return[b]	1.55%	14.45%	30.13%	8.98%	8.18%
Ratio of total expenses to average net assets[2]	0.84	0.84	0.84	0.85	0.86
Ratio of net expenses to average net assets[a]	0.84	0.83	0.84	0.85	0.85
Ratio of net investment income to average net assets[a]	(0.35)	(0.34)	(0.27)	(0.31)	(0.34)
Portfolio turnover	82	95	111	123	111
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

59

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$ 61.39	$ 54.29	$ 41.12	$ 38.09	$ 34.52	$ 60.76	$ 53.82	$ 40.79	$ 37.83	$ 34.32

(0.08) [e]	(0.11)	0.02	—* ,f	(0.03)	(0.16) [e]	(0.17)	(0.01)	0.02	(0.09)
6.97	8.94	13.21	3.03	3.60	6.90	8.84	13.07	2.94	3.60
6.89	8.83	13.23	3.03	3.57	6.74	8.67	13.06	2.96	3.51

—	—	(0.06)	—	—	—	—	(0.03)	—	—
(3.77)	(1.73)	—	—	—	(3.77)	(1.73)	—	—	—
(3.77)	(1.73)	(0.06)	—	—	(3.77)	(1.73)	(0.03)	—	—
64.51	61.39	54.29	41.12	38.09	63.73	60.76	53.82	40.79	37.83
$620,910	$582,430	$613,413	$597,023	$487,025	$2,214,518	$1,910,930	$1,780,774	$1,360,248	$785,328

11.88%	16.69%	32.21%	7.95%	10.34%	11.75%	16.53%	32.04%	7.82%	10.23%
0.93	0.92	0.93	0.93	0.93	1.05	1.04	1.05	1.05	1.05
0.89	0.90	0.90	0.91	0.91	1.01	1.02	1.02	1.03	1.03
(0.13)	(0.14)	0.11	(0.04)	(0.10)	(0.25)	(0.26)	0.03)	(0.18)	(0.22)
37	34	48	41	53	37	34	48	41	53

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$ 11.15	$ 11.54	$ 9.08	$ 8.35	$ 7.74	$ 10.95	$ 11.37	$ 8.96	$ 8.25	$ 7.66

(0.06) [e]	(0.07)	(0.05)	(0.06)	(0.05)	(0.07) [e]	(0.05)	(0.12)	(0.09)	(0.11)
0.19	1.52	2.70	0.79	0.66	0.19	1.47	2.72	0.80	0.70
0.13	1.45	2.65	0.73	0.61	0.12	1.42	2.60	0.71	0.59

—	—	—	—	—	—	—	—	—	—
(1.83)	(1.84)	(0.19)	—	—	(1.83)	(1.84)	(0.19)	—	—
(1.83)	(1.84)	(0.19)	—	—	(1.83)	(1.84)	(0.19)	—	—
9.45	11.15	11.54	9.08	8.35	9.24	10.95	11.37	8.96	8.25
$366,121	$384,511	$408,494	$315,975	$325,525	$ 24,647	$ 37,887	$ 35,501	$ 33,543	$ 35,830

1.29%	14.16%	29.70%	8.74%	7.88%	1.21%	14.09%	29.54%	8.61%	7.70%
1.09	1.09	1.09	1.10	1.11	1.21	1.21	1.21	1.22	1.23
1.09	1.08	1.09	1.10	1.10	1.21	1.20	1.21	1.22	1.22
(0.58)	(0.59)	(0.52)	(0.55)	(0.59)	(0.71)	(0.71)	(0.63)	(0.68)	(0.69)
82	95	111	123	111	82	95	111	123	111
60

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 15.45	$ 15.72	$ 11.81	$ 12.07	$ 11.88
Income from Investment Operations
Net investment income/(loss)[a]	(0.03) [e]	(0.05)	0.03	(0.02)	(0.04)
Net realized and unrealized gains/(losses) on investments	0.55	1.91	4.48	0.74	0.65
Total from investment operations	0.52	1.86	4.51	0.72	0.61
Less Distributions
Dividends from net investment income	—	—	(0.04)	—	—
Distributions from net realized capital gains[1]	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)
Total distributions	(2.32)	(2.13)	(0.60)	(0.98)	(0.42)
Net asset value end of period	13.65	15.45	15.72	11.81	12.07
Net assets end of period (000s)	$587,761	$603,476	$601,255	$474,417	$428,234
Ratios and Supplemental Data (%)
Total return[b]	3.35%	12.94%	39.90%	6.88%	5.00%
Ratio of total expenses to average net assets[2]	0.84	0.83	0.83	0.85	0.85
Ratio of net expenses to average net assets[a]	0.83	0.83	0.83	0.84	0.84
Ratio of net investment income to average net assets[a]	(0.22)	(0.29)	0.22	(0.16)	(0.32)
Portfolio turnover	78	76	73	63	77

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class		Administrative Class		Investor Class
Year Ended October 31,	2015	2014 [g]	2015	2014 [g]	2015	2014 [g]
Net asset value beginning of period	$ 10.77	$ 10.00	$10.75	$10.00	$10.74	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.06) [e]	(0.02)	(0.09) [e]	(0.09)	(0.09) [e]	(0.05)
Net realized and unrealized gains/(losses) on investments	(0.35)	0.79	(0.34)	0.84	(0.36)	0.79
Total from investment operations	(0.41)	0.77	(0.43)	0.75	(0.45)	0.74
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.05)	—	(0.05)	—	(0.05)	—
Total distributions	(0.05)	—	(0.05)	—	(0.05)	—
Net asset value end of period	10.31	10.77	10.27	10.75	10.24	10.74
Net assets end of period (000s)	$205,007	$57,779	$3,006	$ 269	$ 599	$1,809
Ratios and Supplemental Data (%)
Total return[b]	(3.78)%	7.70% [c]	(3.98)%	7.50% [c]	(4.17)%	7.40% [c]
Ratio of total expenses to average net assets[2]	0.90	1.60 [d]	1.15	1.85 [d]	1.27	1.97 [d]
Ratio of net expenses to average net assets[a]	0.90	0.90 [d]	1.15	1.15 [d]	1.27	1.27 [d]
Ratio of net investment income to average net assets[a]	(0.55)	(0.67) [d]	(0.80)	(0.90) [d]	(0.86)	(1.03) [d]
Portfolio turnover	103	55 [c]	103	55 [c]	103	55 [c]
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$14.89	$15.26	$11.46	$11.77	$ 11.62	$ 14.47	$ 14.90	$ 11.22	$ 11.57	$ 11.44

(0.07) [e]	0.54 [f]	(7.68) [f]	(5.65) [f]	(0.06)	(0.08) [e]	(0.51)	(0.06)	(0.11)	(0.15)
0.54	1.22	12.04	6.32	0.63	0.52	2.21	4.30	0.74	0.70
0.47	1.76	4.36	0.67	0.57	0.44	1.70	4.24	0.63	0.55

—	—	—	—	—	—	—	—	—	—
(2.32)	(2.13)	(0.56)	(0.98)	(0.42)	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)
(2.32)	(2.13)	(0.56)	(0.98)	(0.42)	(2.32)	(2.13)	(0.56)	(0.98)	(0.42)
13.04	14.89	15.26	11.46	11.77	12.59	14.47	14.90	11.22	11.57
$ 877	$ 650	$ 636	$1,122	$36,936	$11,660	$14,266	$24,249	$19,530	$22,008

3.12%	12.65%	39.72%	6.61%	4.76%	2.98%	12.53%	39.50%	6.37%	4.66%
1.09	1.08	1.08	1.10	1.10	1.21	1.20	1.20	1.22	1.22
1.08	1.08	1.08	1.09	1.09	1.20	1.20	1.20	1.21	1.21
(0.47)	(0.54)	0.19	(0.74)	(0.54)	(0.59)	(0.66)	(0.16)	(0.55)	(0.59)
78	76	73	63	77	78	76	73	63	77

62

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012 [h]	2011
Net asset value beginning of period	$ 12.24	$ 10.85	$ 8.52	$ 7.44	$ 7.19
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.15	0.14	0.21	0.12
Net realized and unrealized gains/(losses) on investments	0.70	1.37	2.31	1.06	0.25
Total from investment operations	0.85	1.52	2.45	1.27	0.37
Less Distributions
Dividends from net investment income	(0.14)	(0.13)	(0.12)	(0.19)	(0.12)
Distributions from net realized capital gains[1]	(0.79)	—	—	—	—
Total distributions	(0.93)	(0.13)	(0.12)	(0.19)	(0.12)
Net asset value end of period	12.16	12.24	10.85	8.52	7.44
Net assets end of period (000s)	$231,033	$202,596	$179,382	$140,323	$261,032
Ratios and Supplemental Data (%)
Total return[b]	7.29%	14.13%	29.06%	17.41%	5.14%
Ratio of total expenses to average net assets[2]	0.70	0.70	0.71	0.72	0.71
Ratio of net expenses to average net assets[a]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets[a]	1.25	1.26	1.43	1.88	1.63
Portfolio turnover	24	32	26	125	43

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 20.32	$ 17.50	$ 12.64	$ 11.19	$ 11.00
Income from Investment Operations
Net investment income/(loss)[a]	0.34 [e]	0.18	0.28	0.22	0.14
Net realized and unrealized gains/(losses) on investments	(0.07)	2.84	4.86	1.38	0.17
Total from investment operations	0.27	3.02	5.14	1.60	0.31
Less Distributions
Dividends from net investment income	(0.19)	(0.20)	(0.28)	(0.15)	(0.12)
Distributions from net realized capital gains[1]	(0.13)	—	—	—	—
Total distributions	(0.32)	(0.20)	(0.28)	(0.15)	(0.12)
Net asset value end of period	20.27	20.32	17.50	12.64	11.19
Net assets end of period (000s)	$484,078	$195,247	$ 82,231	$ 63,551	$ 56,428
Ratios and Supplemental Data (%)
Total return[b]	1.32%	17.39%	41.48%	14.50%	2.81%
Ratio of total expenses to average net assets[2]	0.86	0.89	0.93	0.99	1.08
Ratio of net expenses to average net assets[a]	0.86	0.89	0.93	0.95	0.95
Ratio of net investment income to average net assets[a]	1.66	1.40	1.87	1.79	1.21
Portfolio turnover	12	13	18	37	32
See page 65 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class					Investor Class
2015	2014	2013	2012 [h]	2011	2015	2014	2013	2012 [h]	2011
$ 12.23	$ 10.85	$ 8.51	$ 7.43	$ 7.19	$ 12.33	$ 10.94	$ 8.59	$ 7.49	$ 7.24

0.12 [e]	0.15	0.16 [f]	—* ,f	0.11	0.11 [e]	0.13 [e]	0.09	0.13	0.05
0.70	1.34	2.27	1.25	0.23	0.70	1.35	2.34	1.13	0.29
0.82	1.49	2.43	1.25	0.34	0.81	1.48	2.43	1.26	0.34

(0.11)	(0.11)	(0.09)	(0.17)	(0.10)	(0.10)	(0.09)	(0.08)	(0.16)	(0.09)
(0.79)	—	—	—	—	(0.79)	—	—	—	—
(0.90)	(0.11)	(0.09)	(0.17)	(0.10)	(0.89)	(0.09)	(0.08)	(0.16)	(0.09)
12.15	12.23	10.85	8.51	7.43	12.25	12.33	10.94	8.59	7.49
$24,690	$20,927	$13,453	$7,823	$23,251	$ 29,745	$20,189	$11,934	$11,058	$8,603

7.02%	13.78%	28.76%	17.15%	4.74%	6.87%	13.62%	28.52%	17.04%	4.67%
0.95	0.95	0.96	0.97	0.96	1.07	1.07	1.08	1.09	1.09
0.93	0.93	0.93	0.93	0.93	1.05	1.05	1.05	1.05	1.05
1.00	1.02	1.16	1.59	1.37	0.89	0.88	1.04	1.41	1.27
24	32	26	125	43	24	32	26	125	43

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$ 20.47	$ 17.64	$ 12.74	$11.28	$ 11.10	$ 20.27	$ 17.49	$ 12.63	$ 11.17	$10.99

0.29 [e]	0.25	0.23	0.18	0.12	0.27 [e]	0.17	0.13	0.20	0.11
(0.07)	2.75	4.92	1.40	0.17	(0.08)	2.78	4.96	1.35	0.16
0.22	3.00	5.15	1.58	0.29	0.19	2.95	5.09	1.55	0.27

(0.16)	(0.17)	(0.25)	(0.12)	(0.11)	(0.14)	(0.17)	(0.23)	(0.09)	(0.09)
(0.13)	—	—	—	—	(0.13)	—	—	—	—
(0.29)	(0.17)	(0.25)	(0.12)	(0.11)	(0.27)	(0.17)	(0.23)	(0.09)	(0.09)
20.40	20.47	17.64	12.74	11.28	20.19	20.27	17.49	12.63	11.17
$28,929	$14,775	$ 3,479	$1,274	$ 1,114	$165,642	$91,724	$19,260	$ 3,087	$3,794

1.05%	17.15%	41.17%	14.17%	2.61%	0.93%	16.97%	40.99%	14.06%	2.45%
1.11	1.14	1.19	1.24	1.33	1.23	1.26	1.31	1.36	1.45
1.11	1.14	1.18	1.20	1.20	1.23	1.26	1.30	1.32	1.32
1.41	1.13	1.58	1.53	0.95	1.29	1.01	1.21	1.43	0.83
12	13	18	37	32	12	13	18	37	32
64

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 27.17	$ 28.89	$ 21.41	$ 19.59	$ 17.85
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [e]	0.06	0.13	0.23	0.08
Net realized and unrealized gains/(losses) on investments	(0.09)	2.68	7.84	1.64	1.74
Total from investment operations	0.01	2.74	7.97	1.87	1.82
Less Distributions
Dividends from net investment income	(0.06)	(0.05)	(0.22)	(0.05)	(0.08)
Distributions from net realized capital gains[1]	(0.91)	(4.41)	(0.27)	—	—
Total distributions	(0.97)	(4.46)	(0.49)	(0.05)	(0.08)
Net asset value end of period	26.21	27.17	28.89	21.41	19.59
Net assets end of period (000s)	$827,423	$709,251	$519,607	$473,100	$543,488
Ratios and Supplemental Data (%)
Total return[b]	0.01%	11.03%	37.91%	9.60%	10.17%
Ratio of total expenses to average net assets[2]	0.85	0.84	0.84	0.86	0.86
Ratio of net expenses to average net assets[a]	0.85	0.84	0.84	0.85	0.84
Ratio of net investment income to average net assets[a]	0.38	0.33	0.45	0.97	0.31
Portfolio turnover	17	13	22	14	12

*	Less than $0.01
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based upon average shares outstanding during the period.
f	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.
g	For the period February 1, 2014 (commencement of operations) through October 31, 2014
h	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management, LLC as its Subadviser.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$27.05	$28.80	$ 21.34	$19.52	$ 17.79	$ 26.63	$ 28.45	$ 21.08	$ 19.31	$ 17.60

0.06 [e]	(0.12)	0.01	0.20	0.02	0.01 [e]	0.09	(0.09)	(0.19)	(0.72)
(0.13)	2.78	7.87	1.62	1.73	(0.10)	2.50	7.86	1.96	2.43
(0.07)	2.66	7.88	1.82	1.75	(0.09)	2.59	7.77	1.77	1.71

—	—	(0.15)	—*	(0.02)	—	—	(0.13)	—	—*
(0.91)	(4.41)	(0.27)	—	—	(0.91)	(4.41)	(0.27)	—	—
(0.91)	(4.41)	(0.42)	—*	(0.02)	(0.91)	(4.41)	(0.40)	—	—*
26.07	27.05	28.80	21.34	19.52	25.63	26.63	28.45	21.08	19.31
$1,144	$5,690	$12,171	$8,786	$24,180	$16,797	$17,265	$17,330	$13,820	$16,461

(0.28)%	10.74%	37.54%	9.35%	9.84%	(0.37)%	10.61%	37.41%	9.17%	9.74%
1.10	1.09	1.09	1.10	1.11	1.22	1.21	1.21	1.23	1.23
1.10	1.09	1.09	1.10	1.09	1.22	1.21	1.21	1.22	1.21
0.21	0.10	0.20	1.10	0.06	0.02	(0.04)	0.07	0.63	(0.06)
17	13	22	14	12	17	13	22	14	12
66

Harbor Domestic Equity Funds
Notes to Financial Statements—October 31, 2015

(Currency in thousands)
Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost to the extent amortized cost represents fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
67

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to
68

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor Mid Cap Growth Fund purchased option contracts to manage its exposure to equity prices.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it
69

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund and Harbor Large Cap Value Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Proceeds from Litigation
The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
70

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
71

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2015 are as follows:
	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$9,543,263	$10,048,977*
Harbor Mid Cap Growth Fund	541,800	731,259
Harbor Small Cap Growth Fund	472,794	512,155
Harbor Small Cap Growth Opportunities Fund	297,951	139,765
VALUE FUNDS
Harbor Large Cap Value Fund	$ 89,789	$ 59,589
Harbor Mid Cap Value Fund	442,949	61,483
Harbor Small Cap Value Fund	273,387	130,834

*	Sales for this Fund include $24,451 in connection with an in-kind redemption of the Fund’s capital shares.
In-Kind Redemption Transaction
In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund recognizes a gain or loss on the securities distributed related to the in-kind redemption. Such gains and losses on in-kind redemptions are not taxable to shareholders. For the year ended October 31, 2015, Harbor Capital Appreciation Fund realized gains of $13,841 upon the disposition of portfolio securities in connection with an in-kind redemption of Fund shares.
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the year, Harbor Capital Appreciation Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statements of Assets and Liabilities. During the term of the loan, the Funds will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Funds may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statements of Operations. Securities loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at October 31, 2015 of securities loaned and related collateral for Harbor Capital Appreciation Fund was $425,365 and $442,850 respectively.
72

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Growth Funds
Harbor Capital Appreciation Fund	0.60% [a]	0.56%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Value Funds
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a	Effective March 1, 2015, the Adviser has contractually agreed to reduce the management fee to 0.57% on assets between $5 billion and $10 billion and 0.54% on assets over $10 billion through February 29, 2016. Previously, the Adviser had contractually reduced the management fee to 0.58% on assets between $5 billion and $10 billion, 0.57% on asets between $10 billion and $15 billion, and 0.56% on assets over $15 billion.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into contractual expense limitation agreements with: Harbor Small Cap Growth Opportunities Fund and Harbor Large Cap Value Fund limiting the operating expenses, excluding interest expense (if any), for Harbor Small Cap Growth Opportunities Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Large Cap Value Fund to 0.68%, 0.93% and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective March 1, 2015 through February 29, 2016. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
73

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.065% of the average daily net assets of all Institutional shares
Administrative Class	0.065% of the average daily net assets of all Administrative shares
Investor Class	0.185% of the average daily net assets of all Investor shares

a	For the period November 1, 2014 through February 28, 2015, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.06% and 0.18% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On October 31, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	34,526	2	4	34,532	0.0%
Harbor Mid Cap Growth Fund	106,341	7	14	106,362	0.2
Harbor Small Cap Growth Fund	43,751	5	11	43,767	0.1
Harbor Small Cap Growth Opportunities Fund	26,463	—	—	26,463	0.1
VALUE FUNDS
Harbor Large Cap Value Fund	84,919	4	9	84,932	0.4
Harbor Mid Cap Value Fund	53,438	3	6	53,447	0.2
Harbor Small Cap Value Fund	23,038	2	4	23,044	0.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $604 for the year ended October 31, 2015.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
74

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, distributions from investments in real estate investment trust securities, disposition of passive foreign investment companies' securities, use of equalization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2015 are as follows:
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(2,773)	$(234,695)	$237,468
Harbor Mid Cap Growth Fund	3,456	(16,923)	13,467
Harbor Small Cap Growth Fund	1,655	(9,982)	8,327
Harbor Small Cap Growth Opportunities Fund	787	(1,274)	487
VALUE FUNDS
Harbor Large Cap Value Fund	$ (356)	$ (1,536)	$ 1,892
Harbor Mid Cap Value Fund	(787)	(920)	1,707
Harbor Small Cap Value Fund	(712)	(4,242)	4,954
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2015			As of October 31, 2014
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$17,426	$1,518,228	$1,535,654	$15,880	$685,767	$701,647
Harbor Mid Cap Growth Fund	15,041	98,753	113,794	44,308	76,615	120,923
Harbor Small Cap Growth Fund	18,180	71,902	90,082	16,088	67,229	83,317
Harbor Small Cap Growth Opportunities Fund	333	—	333	—	—	—
VALUE FUNDS
Harbor Large Cap Value Fund	$ 2,893	$ 15,619	$ 18,512	$ 2,537	$ —	$ 2,537
Harbor Mid Cap Value Fund	2,925	2,157	5,082	1,228	—	1,228
Harbor Small Cap Value Fund	2,417	23,371	25,788	7,977	76,380	84,357
75

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
NOTE 5—TAX INFORMATION—Continued
As of October 31, 2015, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$13,455	$1,737,711	$10,416,816
Harbor Mid Cap Growth Fund	2,685	64,242	34,482
Harbor Small Cap Growth Fund	1,813	67,212	78,782
Harbor Small Cap Growth Opportunities Fund	4,588	2,482	(10,717)
VALUE FUNDS
Harbor Large Cap Value Fund	$ 5,030	$ 8,019	$ 58,058
Harbor Mid Cap Value Fund	10,457	7,648	20,589
Harbor Small Cap Value Fund	4,875	25,027	213,287
At October 31, 2015, none of the Funds had capital loss carryforwards for federal tax purposes.
The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2015 are as follows:
	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$17,606,879	$10,686,730	$(269,853)	$10,416,877
Harbor Mid Cap Growth Fund	548,201	63,123	(28,641)	34,482
Harbor Small Cap Growth Fund	521,770	118,541	(39,759)	78,782
Harbor Small Cap Growth Opportunities Fund	222,103	13,252	(23,969)	(10,717)
VALUE FUNDS
Harbor Large Cap Value Fund	$ 229,591	$ 63,017	$ (4,959)	$ 58,058
Harbor Mid Cap Value Fund	657,161	69,002	(48,412)	20,590
Harbor Small Cap Value Fund	632,606	241,824	(28,537)	213,287

Note 6—Derivatives
The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2015, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for these Funds.
Derivative Instruments
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2015, were:
HARBOR MID CAP GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$— [a]

76

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 6—Derivatives—Continued

HARBOR MID CAP GROWTH FUND—Continued
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$(170)

a	Rounds to less than $1,000.
Note 7—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. On September 30, 2013, the plaintiffs filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. These appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Lyondell Chemical Company
In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”). Both cases, and a related case entitled Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), arise out of the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund. Similar to the claims made in the Tribune matter, these actions seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.
77

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 7—Legal Proceedings—Continued
The Litigation Trust action and the Reichman action name classes of defendants of persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative classes in the Litigation Trust action or Reichman action. It may also be one of the anonymously identified defendants in the Creditor Trust action.
On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify the defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.
On July 30, 2014, the defendants filed a motion to dismiss these lawsuits.  The Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015.  On September 15, 2015, the Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion.
On November 18, 2015, the Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, though the plaintiff may appeal the dismissal.  Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 8—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
78

Harbor Domestic Equity Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund (seven of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund of the Harbor Funds at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2015
79

Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Capital Appreciation Fund
Institutional Class	0.64%
Actual		$3.30	$1,000	$1,043.70
Hypothetical (5% return)		3.26	1,000	1,021.90
Administrative Class	0.89%
Actual		$4.59	$1,000	$1,042.50
Hypothetical (5% return)		4.53	1,000	1,020.61
Investor Class	1.01%
Actual		$5.20	$1,000	$1,041.90
Hypothetical (5% return)		5.14	1,000	1,019.99
Harbor Mid Cap Growth Fund
Institutional Class	0.84%
Actual		$4.12	$1,000	$ 948.50
Hypothetical (5% return)		4.28	1,000	1,020.86
Administrative Class	1.09%
Actual		$5.34	$1,000	$ 946.90
Hypothetical (5% return)		5.55	1,000	1,019.57
Investor Class	1.21%
Actual		$5.94	$1,000	$ 946.70
Hypothetical (5% return)		6.16	1,000	1,018.95
80

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Small Cap Growth Fund
Institutional Class	0.83%
Actual		$4.05	$1,000	$ 936.20
Hypothetical (5% return)		4.23	1,000	1,020.92
Administrative Class	1.08%
Actual		$5.26	$1,000	$ 935.40
Hypothetical (5% return)		5.50	1,000	1,019.62
Investor Class	1.20%
Actual		$5.85	$1,000	$ 935.40
Hypothetical (5% return)		6.11	1,000	1,019.00
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.90%
Actual		$4.41	$1,000	$ 941.60
Hypothetical (5% return)		4.58	1,000	1,020.55
Administrative Class	1.15%
Actual		$5.63	$1,000	$ 940.50
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.21	$1,000	$ 940.30
Hypothetical (5% return)		6.46	1,000	1,018.64
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.43	$1,000	$1,002.80
Hypothetical (5% return)		3.47	1,000	1,021.69
Administrative Class	0.93%
Actual		$4.69	$1,000	$1,001.60
Hypothetical (5% return)		4.74	1,000	1,020.40
Investor Class	1.05%
Actual		$5.29	$1,000	$1,001.10
Hypothetical (5% return)		5.35	1,000	1,019.78
Harbor Mid Cap Value Fund
Institutional Class	0.86%
Actual		$4.27	$1,000	$ 966.20
Hypothetical (5% return)		4.38	1,000	1,020.76
Administrative Class	1.11%
Actual		$5.50	$1,000	$ 965.00
Hypothetical (5% return)		5.65	1,000	1,019.47
Investor Class	1.23%
Actual		$6.09	$1,000	$ 964.20
Hypothetical (5% return)		6.26	1,000	1,018.85
Harbor Small Cap Value Fund
Institutional Class	0.85%
Actual		$4.20	$1,000	$ 962.20
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.44	$1,000	$ 960.60
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$6.03	$1,000	$ 960.30
Hypothetical (5% return)		6.21	1,000	1,018.90
81

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
82

Harbor Domestic Equity Funds
Additional Information (Unaudited)

Additional Tax Information
(Currency in thousands)
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
Harbor Mid Cap Growth Fund	72
Harbor Small Cap Growth Fund	100
Harbor Small Cap Growth Opportunities Fund	8
VALUE FUNDS
Harbor Large Cap Value Fund	49%
Harbor Mid Cap Value Fund	63
Harbor Small Cap Value Fund	100
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2015:
Amount
GROWTH FUNDS
Harbor Capital Appreciation Fund	$1,739,374
Harbor Mid Cap Growth Fund	110,570
Harbor Small Cap Growth Fund	80,010
Harbor Small Cap Growth Opportunities Fund	171
VALUE FUNDS
Harbor Large Cap Value Fund	$ 16,634
Harbor Mid Cap Value Fund	2,835
Harbor Small Cap Value Fund	27,413
For the fiscal year ended October 31, 2015, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2015 will receive a Form 1099-DIV in January 2016 that will show the tax character of those distributions.
Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
83

Harbor Domestic Equity Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
84

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is:[Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).
Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None
Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None
Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007–2014).	28	Director of Noranda Aluminum Holdings Corp. (2007–2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None
85

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President (2014-Present), Compliance Director (2007-Present), Assistant Secretary (2006-Present), and Vice President (2007-2014) Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
86

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
87

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
88

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
89

Glossary—Continued

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
90

Glossary—Continued

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
91

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.DE.1015

Annual Report
October 31, 2015
International & Global  Funds

	Institutional Class	Administrative Class	Investor Class
Harbor International Fund	HAINX	HRINX	HIINX
Harbor International Growth Fund	HAIGX	HRIGX	HIIGX
Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX
Harbor Emerging Markets Equity Fund	HAEMX	HREMX	HIEEX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds
Annual Report Overview (Unaudited)

The Funds fiscal year ended October 31, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2015
HARBOR INTERNATIONAL & GLOBAL FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor International Fund	-1.48%	-1.73%	-1.84%
Harbor International Growth Fund	1.22	0.96	0.81
Harbor Global Growth Fund	2.97	2.74	2.57
Harbor Emerging Markets Equity Fund	-21.10	-21.36	-21.45

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2015
MSCI EAFE (ND); international equity	-0.07%
MSCI All Country World Ex. U.S. (ND); global equity	-4.68
MSCI All Country World (ND); global equity	-0.03
MSCI Emerging Markets (ND); global equity	-14.53

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
INTERNATIONAL AND GLOBAL FUNDS	2011	2012	2013	2014	2015
Harbor International Fund
Institutional Class	0.77%	0.77%	0.74%	0.73%	0.74%	0.98%
Administrative Class	1.02	1.02	0.99	0.98	0.99	1.32
Investor Class	1.14	1.14	1.11	1.10	1.11	1.37
Harbor International Growth Fund
Institutional Class	0.86%	0.87%	0.89%	0.85%	0.85%	1.03%
Administrative Class	1.11	1.12	1.14	1.10	1.10	1.38
Investor Class	1.23	1.24	1.26	1.22	1.22	1.42
Harbor Global Growth Fund
Institutional Class	1.00%	0.96%	0.90%	0.90%	0.90%	1.00%
Administrative Class	1.25	1.21	1.15	1.15	1.15	1.21
Investor Class	1.37	1.30	1.27	1.27	1.27	1.31
Harbor Emerging Markets Equity Fund
Institutional Class	N/A	N/A	N/A	1.25%	1.17%	1.30%
Administrative Class	N/A	N/A	N/A	1.50	1.43	1.65
Investor Class	N/A	N/A	N/A	1.62	1.55	1.65

1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2015 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
1

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
International equity markets produced flat to negative returns in the fiscal year ended October 31, 2015, reflecting concerns over weak economic growth in both developed and emerging markets. Slowing growth in China, the possible interest rate increase by the Federal Reserve (Fed) and the strong U.S. dollar contributed to the weak market returns.
The MSCI EAFE (ND) Index, an index of companies based in developed overseas markets, had a return of -0.07% for the fiscal year, the second consecutive fiscal year of modest negative returns. The strong U.S. dollar reduced MSCI EAFE (ND) Index returns by about 9% compared to local currency returns. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., had a return of -0.03%. The MSCI Emerging Markets (ND) Index returned -14.53%. (All international and global returns are in U.S. dollars.)
Harbor International & Global Funds
Harbor’s international and global funds turned in mixed results in fiscal 2015.
Harbor International Fund had a weak performance in fiscal 2015 returning -1.48% and trailing the MSCI EAFE (ND) Index benchmark by 141 basis points. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor International Growth Fund posted a modest return of 1.22%, beating its MSCI All Country World Ex. U.S. (ND) Index benchmark by 590 basis points. Harbor Global Growth Fund had another solid fiscal year with a return of 2.97%, beating its MSCI All Country World (ND) Index benchmark by 300 basis points. In the challenging emerging markets of fiscal 2015, the Harbor Emerging Markets Equity Fund with a return of -21.10% was 657 basis points behind its benchmark, the MSCI Emerging Markets (ND) Index.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended October 31, 2015
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	-0.07%	4.81%	4.05%	7.82%
MSCI World (ND) (global stocks)	1.77	9.15	5.79	8.76
MSCI All Country World (ND) (global stocks)	-0.03	7.68	5.67	N/A
MSCI Emerging Markets (ND) (emerging markets)	-14.53	-2.80	5.70	N/A
Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	3.84%	13.83%	8.06%	10.07%
S&P 500 (large cap stocks)	5.20	14.33	7.85	10.84
Russell Midcap® (mid cap stocks)	2.77	13.91	8.85	12.16
Russell 2000® (small cap stocks)	0.34	12.06	7.47	9.60
Russell 3000® Growth	8.72	15.16	9.06	10.24
Russell 3000® Value	0.24	13.04	6.71	10.84
Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-25.72%	-9.85%	-5.10%	N/A
Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	-2.05%	6.01%	7.48%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.96	3.03	4.72	6.96
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.02	0.07	1.31	3.77
Barclays U.S. TIPS (inflation-indexed bonds)	-1.42	2.06	4.17	N/A
Domestic Equity, Strategic Markets and Fixed Income
Domestic equities had modest gains in fiscal 2015, following double-digit returns the previous fiscal year. Slowing growth in China, continued weakness in energy prices and concerns about when the Fed would begin to raise short-term interest rates weighed on the domestic equity markets. The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 3.84% for the fiscal year ended October 31, 2015. The S&P 500, an index of larger companies, had a return of 5.20% in fiscal 2015, while the Russell 2000® Index, a small-company benchmark, had a return of 0.34%.
Broad measures of commodity prices fell in fiscal 2015 for the third consecutive fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -25.72%. Lower oil prices, weaker prices of other commodities and a strong U.S. dollar all contributed to the lower commodity returns.
2

Market volatility, lower oil prices, a strong U.S. dollar and divergences among policies of some major economies contributed to modest or negative returns in the major fixed income markets. The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 1.96% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of -1.42%. The BofA Merrill Lynch U.S. High Yield Index had a return of -2.05%. Money market investments produced barely positive returns as the Fed continued to hold the federal funds target rate at the 0.00%-to-0.25% range established in December 2008.
Consider Your Risk Tolerance and Keep a Long-Term View
Volatility returned to equity and bond markets in 2015. Swift movements in the value of stocks and bonds can make even the most experienced investors uncomfortable. Markets are uncertain and can move quickly up or down. No one knows how equity or fixed income markets will perform in any short-term period.
The recent market volatility is a good reminder for every investor to evaluate their risk tolerance. A diversified portfolio consistent with your risk tolerance and financial objectives can help you manage the uncertainty of the markets over the long term.
Harbor Funds always encourages investors to take a long term perspective with all investments. Harbor offers actively-managed equity, strategic markets and fixed income funds to help investors build a diversified portfolio to achieve their long-term investment goals.
Thank you for your investment in Harbor Funds.

December 21, 2015

David G. Van Hooser
Chairman
3

Harbor International Fund
Managers' Commentary (Unaudited)

Subadviser
Northern Cross, LLC
125 Summer Street
Suite 1410
Boston, MA 02110
Portfolio Managers
Howard Appleby, CFA
Since 2009
Jean-Francois Ducrest
Since 2009
James LaTorre, CFA
Since 2009
Northern Cross, LLC has subadvised the Fund since 2009.
Investment Objective
Long-term total return, principally from growth of capital
Principal Style Characteristics
International large cap value oriented stocks
Howard Appleby

Jean-Francois Ducrest

James LaTorre

Management’s Discussion of
Fund Performance
MARKET REVIEW
Shares of companies based in developed overseas markets finished marginally lower in the fiscal year ended October 31, 2015, as the MSCI EAFE (ND) Index recorded a return of -0.07% for the 12 months ended October 31, 2015. (All international and global returns are in U.S. dollars.)
Foreign stocks rose in the first half of the fiscal year, with eight of the 10 economic sectors of the MSCI EAFE (ND) Index posting positive returns, led by consumer discretionary and information technology. But share prices declined in the second half as investors grew increasingly concerned over a slowdown in economic growth in China and the potential impact of an anticipated interest rate hike by the U.S. Federal Reserve. Equity markets did experience a rebound in October, as investors speculated that continuing economic weakness would lead to more central bank interventions globally and a postponed rate hike in the United States.
For U.S.-based investors, the performance of international equities also was diminished by continued strength in the U.S. dollar, which lowered MSCI EAFE (ND) Index returns by about nine percentage points.
In this environment, sector performance was widely divergent, with strong gains for some and steep losses for others. Steady gains in employment, personal income, and consumer spending drove consumer staples and consumer discretionary to outperform their sector peers. Conversely, a persistent slump for oil and commodities prices made energy and materials the worst performers in the benchmark for the fiscal year.
PERFORMANCE
Harbor International Fund returned -1.48% (Institutional Class), -1.73% (Administrative Class), and -1.84% (Investor Class) for fiscal 2015, lagging the -0.07% return of the MSCI EAFE (ND) Index. From a longer-term perspective, the Fund continued to outperform the benchmark since its inception in 1987 and for the 10 years ended October 31, 2015.
Stock selection weighed on relative results overall in fiscal 2015. Stock choices in the health care and financials sectors helped Fund returns relative to its benchmark, but this positive effect was more than offset by negative selection among the industrials, consumer discretionary, and materials sectors. A below-index exposure to energy—the worst-performing sector in the index by a considerable margin—aided relative returns, as did sector weightings overall. However, an above-index allocation to the weak-performing materials sector hurt on a relative basis. In consumer staples, the best-performing sector in the MSCI EAFE (ND) Index, overweight exposure and stock selection both proved beneficial.
A few holdings in the health care sector were among the top individual contributors to Fund performance, including Danish insulin maker Novo Nordisk, French ophthalmic lens producer Essilor, and German health care group Fresenius SE. In the financials sector, French insurer AXA, German insurer Allianz, and Swiss financial services firm UBS Group were among the top individual contributors, while Spanish bank Banco Bilbao Vizcaya Argentaria (BBVA) detracted substantially.
Slowing concerns in China weighed on stock selection within the Materials sector, as mining companies Freeport-McMoRan and Glencore both detracted from performance in the fiscal year. We continued to be confident in the long-term supply-demand fundamentals for copper, which was a significant part of both miners’ metal exposure. In consumer discretionary, German auto company Volkswagen was among the detractors from performance. In September, the company reported that software had been installed to artificially lower emissions in 11 million of their diesel engines. Uncertainty over the financial costs of resolving the issue and potential
4

Harbor International Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Las Vegas Sands Corp.	3.5%
Novo Nordisk AS	3.3%
Roche Holding AG	3.1%
Unibail-Rodamco SE	2.9%
Novartis AG	2.7%
Diageo plc	2.5%
Essilor International SA	2.5%
Shire plc	2.5%
Allianz SE	2.4%
SAP SE	2.4%
long-term damage to the brand weighed heavily on the stock. Prior to this disclosure we had trimmed the Fund’s position over concerns of a slowdown in the company’s Chinese sales; at the end of the reporting period, the position was substantially reduced.
OUTLOOK AND STRATEGY
As of October 31, 2015, the Fund’s biggest overweights relative to the MSCI EAFE (ND) Index were in the industrials, consumer staples, and health care sectors. The biggest underweights were in telecommunication services and utilities, where the Fund had no exposure, and in the energy sector. Relative to the benchmark, the Fund’s largest country overweights were in France and Switzerland, while the biggest underweights were in Japan, the United Kingdom, and Australia. Sector and country exposures are primarily a reflection of our bottom-up stock selection process rather than a major element of investment strategy.
A key element of our investment philosophy is the belief that thorough and patient due diligence provides the best opportunities to invest in companies that we believe will deliver long-term profit-margin expansion. We continued to focus on finding companies with long-term catalysts, a process that we believe leads to consistency and sustainability of individual stock performance. In a marginally improving but low-growth environment, we believe that companies across all sectors will increasingly look for ways to improve operating efficiency.
We continue to focus the Fund’s investments on global franchises in well-structured industries that we believe should demonstrate good pricing power and benefit from a combination of earnings upgrades and higher relative valuations as the global economy gradually recovers. While growth in emerging economies such as Brazil and China slowed, we think their fundamentals continue to support long-term growth rates above that of the developed world. Accordingly, as of October 31, 2015, the Fund was invested in companies that we believe maintain well-established positions in the major developing economies. Among the themes that stand out as potential drivers of performance for the Fund are automation and energy efficiency, banking consolidation in Europe, and pricing power in luxury goods.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
5

Harbor International Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2011
Cusip	411511306
Ticker	HAINX
Inception Date	12/29/1987
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$41,195,827

ADMINISTRATIVE CLASS
Fund #	2211
Cusip	411511652
Ticker	HRINX
Inception Date	11/01/2002
Net Expense Ratio	0.99% [a]
Total Net Assets (000s)	$831,967

INVESTOR CLASS
Fund #	2411
Cusip	411511645
Ticker	HIINX
Inception Date	11/01/2002
Net Expense Ratio	1.11% [a]
Total Net Assets (000s)	$3,756,852
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	16	24
Weighted Average Market Cap (MM)	$69,226	$58,100
Price/Earning Ratio (P/E)	20.2x	19.2x
Price/Book Ratio (P/B)	2.8x	2.2x
Beta vs. MSCI EAFE (ND) Index	1.00	1.00
Portfolio Turnover (Year Ended 10/31/2015)	25%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflective of a contractual management fee waiver effective through February 29, 2016.
6

Harbor International Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor International Fund
Institutional Class	-1.48%	4.26%	6.36%	12/29/1987	$18,522
Administrative Class	-1.73	4.00	6.09	11/01/2002	18,064
Investor Class	-1.84	3.88	5.96	11/01/2002	17,843
Comparative Index
MSCI EAFE (ND)	-0.07%	4.81%	4.05%	—	$14,880
As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Net) and 0.77% (Gross) (Institutional Class); 1.00% (Net) and 1.02% (Gross) (Administrative Class); and 1.12% (Net) and 1.14% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
7

Harbor International Fund
Portfolio of Investments—October 31, 2015

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 4.0%)
COMMON STOCKS—95.4%
Shares		Value (000s)
AEROSPACE & DEFENSE—2.1%
90,236,674	Rolls-Royce Holdings plc (UK)*	$954,209
AUTO COMPONENTS—1.7%
7,755,358	Cie Generale des Etablissements Michelin (FR)	771,470
AUTOMOBILES— 0.9%
4,809,819	Daimler AG (GER)	417,077
BANKS— 8.8%
122,167,539	Banco Bilbao Vizcaya Argentaria SA (SP)*	1,051,082
13,262,775	Bancolombia SA ADR (COL)[1]	459,157
19,216,994	Erste Group Bank AG (AUT)*	563,515
9,677,533	Grupo Aval Acciones y Valores SA ADR (COL)[1]	77,517
923,159,497	Lloyds Banking Group plc (UK)	1,047,796
75,867,379	Standard Chartered plc (UK)*	842,176
		4,041,243
BEVERAGES— 8.3%
6,584,945	Anheuser-Busch InBev NV (BEL)	785,746
39,197,489	Diageo plc (UK)	1,130,061
10,734,208	Heineken NV (NET)	977,702
7,647,668	Pernod Ricard SA (FR)[2]	899,895
		3,793,404
BUILDING PRODUCTS—1.1%
9,050,389	Compagnie de Saint-Gobain (FR)	378,859
5,454,100	LIXIL Group Corp. (JP)	116,772
		495,631
CAPITAL MARKETS—2.2%
50,403,755	UBS Group AG (SWS)	1,006,685
CHEMICALS— 4.8%
3,813,605	Air Liquide SA (FR)	493,354
4,801,614	Linde AG (GER)	832,866
2,531,149	Syngenta AG (SWS)	850,391
		2,176,611
COMMON STOCKS—Continued
Shares		Value (000s)
CONSTRUCTION MATERIALS—1.8%
62,617,411	Cementos Argos SA (COL)	$207,500
7,380,844	Grupo Argos SA (COL)	45,350
10,069,815	LafargeHolcim Ltd. (SWS)*	567,079
		819,929
DIVERSIFIED FINANCIAL SERVICES—1.7%
10,430,759	Grupo de Inversiones Suramericana SA (COL)	132,428
17,787,412	Investor AB (SW)	658,278
		790,706
ELECTRICAL EQUIPMENT—2.9%
9,164,331	Legrand SA (FR)	502,242
13,566,610	Schneider Electric SE (FR)	818,272
		1,320,514
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
5,467,000	Omron Corp. (JP)	181,028
ENERGY EQUIPMENT & SERVICES—2.1%
12,132,649	Schlumberger Ltd. (US)	948,288
FOOD PRODUCTS—2.1%
12,680,524	Nestlé SA (SWS)	968,462
HEALTH CARE EQUIPMENT & SUPPLIES—2.5%
8,742,277	Essilor International SA (FR)	1,147,541
HEALTH CARE PROVIDERS & SERVICES—2.2%
4,366,990	Fresenius Medical Care AG & Co. KGaA (GER)	393,062
8,385,768	Fresenius SE & Co. KGaA (GER)	616,206
		1,009,268
HOTELS, RESTAURANTS & LEISURE—5.8%
79,787,300	Genting Bhd (MAL)	137,536
32,383,102	Las Vegas Sands Corp. (US)	1,603,287
12,952,145	Wynn Resorts Ltd. (US)	906,003
		2,646,826
HOUSEHOLD PRODUCTS—1.8%
8,263,615	Reckitt Benckiser Group plc (UK)	806,450
INSURANCE— 6.1%
6,365,290	Allianz SE (GER)	1,114,357
33,168,141	AXA SA (FR)	885,195
20,603,300	Tokio Marine Holdings Inc. (JP)	793,880
		2,793,432
INTERNET SOFTWARE & SERVICES—2.3%
12,675,249	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,062,566
MACHINERY— 5.7%
31,731,795	Atlas Copco AB (SW)[2]	826,952
4,906,800	FANUC Corp. (JP)	865,763
37,048,703	Sandvik AB (SW)	345,543
2,241,400	SMC Corp. (JP)	576,582
		2,614,840
MEDIA— 1.9%
9,890,100	Dentsu Inc. (JP)	556,003
7,903,161	JCDecaux SA (FR)	321,010
		877,013
METALS & MINING—1.2%
11,093,119	Barrick Gold Corp. (CAN)	85,306
8

Harbor International Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
METALS & MINING—Continued
25,242,618	Freeport-McMoRan Inc. (US)	$297,105
104,866,949	Glencore plc (UK)*	181,048
		563,459
PERSONAL PRODUCTS—1.8%
4,446,174	L'Oreal SA (FR)	810,558
PHARMACEUTICALS— 11.9%
49,120,891	Indivior plc (UK)	155,199
13,517,679	Novartis AG (SWS)	1,224,548
28,589,155	Novo Nordisk AS (DEN)	1,518,184
5,189,466	Roche Holding AG (SWS)	1,408,934
15,339,125	Shire plc (UK)	1,161,645
		5,468,510
REAL ESTATE INVESTMENT TRUSTS (REITs)—2.8%
4,671,326	Unibail-Rodamco SE (FR)	1,300,174
SOFTWARE— 2.4%
13,695,794	SAP SE (GER)	1,079,709
TEXTILES, APPAREL & LUXURY GOODS—4.9%
10,521,747	Cie Financiere Richemont SA (SWS)	902,214
160,588	Hermes International SA (FR)	61,770
3,883,591	LVMH Moet Hennessy Louis Vuitton SE (FR)	723,006
1,460,050	Swatch Group AG (SWS)	570,207
		2,257,197
TOBACCO— 1.2%
16,196,300	Japan Tobacco Inc. (JP)	560,583
TOTAL COMMON STOCKS
(Cost $35,225,592)		43,683,383

PREFERRED STOCKS— 0.6%
AEROSPACE & DEFENSE—0.0%
8,364,939,679	Rolls-Royce Holdings plc (UK)*	12,896[x]
AUTOMOBILES— 0.5%
1,898,305	Volkswagen AG (GER)	227,863
DIVERSIFIED FINANCIAL SERVICES—0.1%
1,382,217	Grupo de Inversiones Suramericana SA (COL)	17,348
TOTAL PREFERRED STOCKS
(Cost $452,604)		258,107

RIGHTS/WARRANTS— 0.0%
(Cost $14,434)
No. of Contracts
HOTELS, RESTAURANTS & LEISURE—0.0%
	Genting Bhd (MAL)
30,633,782	MYR$7.96—12/18/2018	6,311

SHORT-TERM INVESTMENTS—6.2%
Principal Amount (000s)		Value (000s)
COMMERCIAL PAPER—3.6%
	Exxon Mobil Corp.
$200,000	0.080%—11/06/2015-11/09/2015	$200,000
550,000	0.090%—11/03/2015-11/06/2015	550,000
100,000	0.100%—11/02/2015	100,000
		850,000
	General Electric Co.
400,000	0.110%—11/16/2015-11/19/2015	400,000
	Toyota Motor Credit
150,000	0.160%—11/04/2015-11/10/2015	150,000
100,000	0.180%—12/23/2015	100,000
150,000	0.230%—12/08/2015-12/11/2015	150,000
		400,000
		1,650,000
REPURCHASE AGREEMENTS—0.4%
171,166	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $174,592)	171,166
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—2.2%
1,016,683,147	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.220%)[3]	1,016,683
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,837,849)		2,837,849
TOTAL INVESTMENTS—102.2%
(Cost $38,530,479)		46,785,650
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.2)%		(1,001,004)
TOTAL NET ASSETS—100.0%		$45,784,646
9

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ —	$34,070,729	$ —	$34,070,729
Latin America	921,952	—	—	921,952
North America	3,839,989	—	—	3,839,989
Pacific Basin	1,062,566	3,788,147	—	4,850,713
Preferred Stocks
Europe	—	227,863	12,896	240,759
Latin America	17,348	—	—	17,348
Rights/Warrants
Pacific Basin	6,311	—	—	6,311
Short-Term Investments
Commercial Paper	—	1,650,000	—	1,650,000
Repurchase Agreements	—	171,166	—	171,166
Investment Company-Securities Lending Investment Fund	—	1,016,683	—	1,016,683
Total Investments in Securities	$5,848,166	$40,924,588	$12,896	$46,785,650

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2015.
Valuation Description	Balance Beginning at 11/01/2014 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2015[w] (000s)
Preferred Stocks	$10,925	$30,040	$(28,350)	$—	$—	$(281)	$—	$—	$12,896
Any securities transferred during the year were not held at year end.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2015 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$12,896	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	A portion or all of this security was out on loan as of October 31, 2015.
3	Represents the investment of collateral received from securities lending activities.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2015 (000s)
	Preferred Stocks	($2)
x	Fair valued in accordance with Harbor Funds Valuation Procedures using pre-traded price, which is a Level 3 input.
£	British Pound
MYR$	Malaysian Ringgit
The accompanying notes are an integral part of the Financial Statements.
10

Harbor International Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greeside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Tom Walsh, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Foreign companies selected for long-term growth potential
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Tom Walsh, CFA

Management’s Discussion of
Fund Performance
Market Review
The MSCI All Country World Ex U.S. Index (ND), a measure of stocks in developed and emerging overseas markets and the Fund’s benchmark index, fell by 4.68% in U.S. dollars for the fiscal year ended October 31, 2015. International stock markets had risen over the first six months, but declines in the second half of the period more than erased those gains.
A sharp and unexpected fall in the price of oil dominated headlines near the start of this period. A combination of increasing production in the U.S. and the reluctance of larger OPEC partners to ease production pushed prices down, amid slowing global demand growth.
China was towards the forefront of sentiment in the second half of the period, as the Chinese government continued to manage a transition from the infrastructure led growth of the past decade to consumption led growth. Occasional setbacks in this process, like the government’s recent clumsy interventions in the currency and equity markets, appear inevitable.
Developments in China had broader ramifications for emerging markets and commodity prices. This was reflected in international stock markets. The energy and materials sectors were the weakest parts of the MSCI All Country World Ex U.S. Index (ND), returning -25.30% and -16.50% for the period respectively, as commodity prices fell over the period. Emerging markets also underperformed the index, returning -14.53% for the period.
There were indications of a recovery beginning in Europe, though Greece’s path still looks far from certain. Troubling geopolitical events in the neighboring Middle East have triggered a humanitarian crisis and have added to political uncertainty in that region.
In Japan, Prime Minister Shinzo Abe was re-elected in December 2014. There seems to be growing belief in his reform agenda. Attitudes towards minority shareholders by Japanese companies appear to be improving, and Japanese stock prices were a notable bright spot for the index, returning 9.1% for the period.
Performance
Harbor International Growth Fund outperformed its benchmark index for fiscal year 2015. The Fund returned 1.22% (Institutional Class), 0.96% (Administrative Class), and 0.81% (Investor Class) compared with the MSCI All Country World Ex U.S. Index (ND) return of -4.68%.
The Fund’s holdings in UK listed, online businesses were amongst the top contributors to returns. Some of these businesses exhibit exchange like characteristics, as they bring potential buyers and sellers together. Once established, their positions can become self-reinforcing. Sellers usually congregate where the largest audience of potential buyers is, and buyers tend to gather around the broadest offering. UK listed Rightmove, an online real estate portal, is one such business. It had around an 80% share of its market, and its shares appreciated as fears over emerging competition receded. Advertising online remained much cheaper for realtors than traditional paper alternatives, and we believe that Rightmove has the scope to raise its prices steadily for the next several years.
11

Harbor International Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Novo Nordisk AS	2.7%
Hargreaves Lansdown plc	2.5%
Investment AB Kinnevik	2.5%
Kao Corp.	2.4%
Shimano Inc.	2.3%
MS&AD Insurance Group Holdings Inc.	2.2%
Naspers Ltd.	2.2%
ASOS plc	2.0%
Svenska Handelsbanken AB	2.0%
Unilever plc	2.0%
The Fund’s Japanese holdings were also amongst the top contributors to performance over the year. The Japanese insurer MS&AD has benefitted from a decade of consolidation in its home market and delivered encouraging operating profits. Insurance companies usually hold cash balances, known as a ‘float’, which arises from the timing lag between receiving insurance premiums and making payments to claimants. MS&AD has invested part of its float in Japanese equities, which helped the shares over this period.
While the Fund’s emerging markets holdings performed well in the aggregate relative to the benchmark, two of the Fund’s largest detractors were emerging markets businesses. Despite continuing to be a disciplined and well managed operator, the economic backdrop for the Turkish bank Garanti worsened over the year, and we decided to sell the Fund’s shares in this business. Baidu, China’s leading online search engine, also detracted from performance, but we remained optimistic about its prospects. Baidu reported a sharp increase in costs during the year as a result of investing in related e-commerce businesses. While this reduces its current profits, we believe that these investments give Baidu more opportunities for long term growth.
The Fund is constructed from the bottom up, with each holding selected on its merits. While just an output of that process, individual stock selection has resulted in residual overweight positions relative to the benchmark in the consumer discretionary and consumer staples sectors, and underweight positions in energy, materials and financials sectors. This remained the case throughout the year. From a regional perspective, the Fund retained its overweight positions in stocks listed in the UK and in developed Asian countries. This was offset by underweight positions in North America, and a small underweight to stocks listed in emerging markets.
Outlook and Strategy
We aim to add value by making long-term investments in what we believe are well managed, high quality businesses with sustainable competitive advantages. Our strategy is based on the idea that over time, asset prices should steadily move to reflect the underlying fundamental economics and returns from those assets. We will continue to follow this patient approach, which we believe will add value in an environment that appears to be increasingly dominated by short-term perspectives.
It usually does not feel like it at the time but inevitable dips in equity markets, like those in the past year, can sometimes be good news. Towards the end of the year they provided us with the opportunity to buy positions for the Fund in growth businesses that we have long admired at attractive starting prices. We are confident in our belief that many of these exciting businesses will be thriving in several years’ time, and that their achievements and market positions will be held in high regard.

This report contains the current opinions of Baillie Gifford Overseas Limited at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
12

Harbor International Growth Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2017
Cusip	411511801
Ticker	HAIGX
Inception Date	11/01/1993
Net Expense Ratio	0.85% [a]
Total Net Assets (000s)	$254,461

ADMINISTRATIVE CLASS
Fund #	2217
Cusip	411511637
Ticker	HRIGX
Inception Date	11/01/2002
Net Expense Ratio	1.10% [a]
Total Net Assets (000s)	$329

INVESTOR CLASS
Fund #	2417
Cusip	411511629
Ticker	HIIGX
Inception Date	11/01/2002
Net Expense Ratio	1.22% [a]
Total Net Assets (000s)	$15,978
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	24	47
Weighted Average Market Cap (MM)	$39,939	$54,013
Price/Earning Ratio (P/E)	24.9x	18.4x
Price/Book Ratio (P/B)	4.3x	2.2x
Beta vs. MSCI All Country World Ex. U.S. (ND) Index	1.00	1.00
Portfolio Turnover (Year Ended 10/31/2015)	20%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
13

Harbor International Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor International Growth Fund
Institutional Class	1.22%	3.41%	4.21%	11/01/1993	$15,100
Administrative Class	0.96	3.13	3.94	11/01/2002	14,717
Investor Class	0.81	3.00	3.82	11/01/2002	14,546
Comparative Index
MSCI All Country World Ex. U.S. (ND)	-4.68%	2.61%	4.16%	—	$15,032
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 0.89% (Gross) (Institutional Class); 1.10% (Net) and 1.14% (Gross) (Administrative Class); and 1.22% (Net) and 1.26% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
14

Harbor International Growth Fund
Portfolio of Investments—October 31, 2015

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 1.5%)
COMMON STOCKS—98.5%
Shares		Value (000s)
AUTO COMPONENTS—1.0%
56,800	Denso Corp. (JP)	$2,648
AUTOMOBILES— 1.3%
189,936	Mahindra & Mahindra Ltd. GDR (IND)[1]	3,426
BANKS— 5.6%
528,000	BOC Hong Kong Holdings Ltd. (HK)	1,689
168,083	Itau Unibanco Holding SA ADR (BR)[2]	1,151
232,539	Standard Chartered plc (UK)*	2,581
400,665	Svenska Handelsbanken AB (SW)	5,442
299,174	United Overseas Bank Ltd. (SGP)	4,344
		15,207
BEVERAGES— 6.5%
110,600	Asahi Group Holdings Ltd. (JP)	3,411
57,332	Carlsberg AS (DEN)	4,697
48,875	Coca-Cola Enterprises Inc. (US)	2,509
3,776,500	Thai Beverage PCL (THA)	1,816
473,662	Treasury Wine Estates Ltd. (AUS)	2,371
568,000	Tsingtao Brewery Co. Ltd. (CHN)	2,708
		17,512
BIOTECHNOLOGY— 0.4%
274,839	Mesoblast Ltd. (AUS)*	667
299,773	Protalix BioTherapeutics Inc. (IL)*	312
		979
COMMON STOCKS—Continued
Shares		Value (000s)
CAPITAL MARKETS—3.5%
298,656	Hargreaves Lansdown plc (UK)	$6,637
404,085	Jupiter Fund Management plc (UK)	2,803
		9,440
CHEMICALS— 2.3%
106,458	Johnson Matthey plc (UK)	4,235
44,118	Novozymes AS (DEN)	2,045
		6,280
COMMERCIAL SERVICES & SUPPLIES—0.8%
307,445	Brambles Ltd. (AUS)	2,264
DIVERSIFIED FINANCIAL SERVICES—5.1%
32,464	Corp. Financiera Alba SA (SP)	1,432
210,128	Investment AB Kinnevik (SW)	6,696
91,967	Investor AB (SW)	3,403
138,200	Japan Exchange Group Inc. (JP)	2,224
		13,755
ELECTRICAL EQUIPMENT—0.7%
35,215	Legrand SA (FR)	1,930
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.9%
328,000	Delta Electronics Inc. (TW)	1,668
615,827	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	3,518
		5,186
ENERGY EQUIPMENT & SERVICES—0.7%
214,228	John Wood Group plc (UK)	1,967
FOOD & STAPLES RETAILING—5.1%
344,687	Clicks Group Ltd. (S. AFR)	2,514
533,716	Distribuidora Internacional de Alimentacion SA (SP)*	3,391
188,644	Jeronimo Martins SGPS SA (PT)	2,648
1,548,400	Puregold Price Club Inc. (PHIL)	1,191
34,500	Sugi Holdings Co. Ltd. (JP)	1,676
850,800	Wal-Mart de Mexico SAB de CV (MEX)	2,254
		13,674
FOOD PRODUCTS—1.9%
66,098	Nestlé SA (SWS)	5,048
HEALTH CARE EQUIPMENT & SUPPLIES—3.2%
80,425	Cochlear Ltd. (AUS)	5,076
102,800	Olympus Corp. (JP)	3,467
		8,543
HOTELS, RESTAURANTS & LEISURE—1.6%
660,000	Cafe de Coral Holdings Ltd. (HK)	2,232
377,268	Mitchells & Butlers plc (UK)*	2,057
		4,289
INDUSTRIAL CONGLOMERATES—1.8%
66,400	Jardine Matheson Holdings Ltd. (SGP)	3,611
43,000	Jardine Strategic Holdings Ltd. (SGP)	1,294
		4,905
INSURANCE— 4.1%
202,400	MS&AD Insurance Group Holdings Inc. (JP)	5,967
18,382	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	5,155
		11,122
INTERNET & CATALOG RETAIL—6.0%
106,143	ASOS plc (UK)*	5,321
16,095	Ctrip.com International Ltd. ADR (CHN)[2]	1,496
15

Harbor International Growth Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
INTERNET & CATALOG RETAIL—Continued
88,900	JD.com Inc. ADR (CHN)*,2	$2,455
362,200	Rakuten Inc. (JP)	5,018
55,765	Zalando SE (GER)*,3	1,949
		16,239
INTERNET SOFTWARE & SERVICES—4.7%
37,200	Alibaba Group Holding Ltd. ADR (CHN)*,2	3,119
499,727	Auto Trader Group plc (UK)*,3	2,988
28,266	Baidu Inc. ADR (CHN)*,2	5,299
77,800	Kakaku.com Inc. (JP)	1,451
		12,857
LEISURE PRODUCTS—2.3%
38,900	Shimano Inc. (JP)	6,129
LIFE SCIENCES TOOLS & SERVICES—1.3%
11,678	Mettler-Toledo International Inc. (SWS)*	3,632
MACHINERY— 6.5%
203,248	Atlas Copco AB (SW)[4]	4,963
73,858	Kone OYJ (FIN)	3,150
18,382	Schindler Holding AG (SWS)	2,982
9,600	SMC Corp. (JP)	2,470
167,400	THK Co. Ltd. (JP)	3,153
60,678	Weir Group plc (UK)	997
		17,715
MEDIA— 3.9%
41,450	Naspers Ltd. (S. AFR)	6,052
78,532	Rightmove plc (UK)	4,638
		10,690
METALS & MINING—0.7%
89,894	BHP Billiton plc (UK)	1,437
304,103	KAZ Minerals plc (UK)*,4	544
		1,981
OIL, GAS & CONSUMABLE FUELS—1.9%
317,605	BG Group plc (UK)	5,018
PERSONAL PRODUCTS—5.9%
128,200	Kao Corp. (JP)	6,582
169,000	Shiseido Co. Ltd. (JP)	4,015
120,582	Unilever plc (UK)	5,369
		15,966
PHARMACEUTICALS— 4.2%
139,409	Novo Nordisk AS (DEN)	7,403
15,085	Roche Holding AG (SWS)	4,096
		11,499
PROFESSIONAL SERVICES—2.6%
118,879	Capita plc (UK)	2,332
66,151	Intertek Group plc (UK)	2,671
221,128	Seek Ltd. (AUS)	2,009
		7,012
COMMON STOCKS—Continued
Shares		Value (000s)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
230,048	ARM Holdings plc (UK)	$3,623
507,905	Imagination Technologies Group plc (UK)*,4	1,732
231,437	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	5,082
		10,437
SPECIALTY RETAIL—1.7%
122,386	Industria de Diseno Textil SA (SP)	4,583
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
3,817	Samsung Electronics Co. Ltd. (S. KOR)	4,578
TEXTILES, APPAREL & LUXURY GOODS—3.7%
36,882	adidas AG (GER)	3,305
137,669	Burberry Group plc (UK)	2,812
32,713	Cie Financiere Richemont SA (SWS)	2,805
1,358,000	Li & Fung Ltd. (HK)	1,103
		10,025
TOTAL COMMON STOCKS
(Cost $270,810)		266,536

SHORT-TERM INVESTMENTS—6.4%
Principal Amount (000s)
REPURCHASE AGREEMENTS—3.8%
$10,425	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $10,634)	10,425
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—2.6%
6,973,062	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.220%)[5]	6,973
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,398)		17,398
TOTAL INVESTMENTS—104.9%
(Cost $288,208)		283,934
CASH AND OTHER ASSETS, LESS LIABILITIES—(4.9)%		(13,166)
TOTAL NET ASSETS—100.0%		$270,768
16

Harbor International Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 8,566	$—	$ 8,566
Europe	3,632	131,730	—	135,362
Latin America	3,405	—	—	3,405
Middle East/Central Asia	312	3,426	—	3,738
North America	2,509	—	—	2,509
Pacific Basin	17,451	95,505	—	112,956
Short-Term Investments
Repurchase Agreements	—	10,425	—	10,425
Investment Company-Securities Lending Investment Fund	—	6,973	—	6,973
Total Investments in Securities	$27,309	$256,625	$—	$283,934
There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $4,937 or 2% of net assets.
4	A portion or all of this security was out on loan as of October 31, 2015.
5	Represents the investment of collateral received from securities lending activities.
The accompanying notes are an integral part of the Financial Statements.
17

Harbor Global Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, CO 80202
Portfolio Manager
Thomas F. Marsico
Since 2009
Marsico has subadvised the Fund since 2009.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Companies throughout the world selected for long-term growth potential
Thomas F. Marsico

Management’s Discussion of
Fund Performance
Market Review
Global equity markets registered varying results for the fiscal year ended October 31, 2015. Many U.S. equities, particularly growth equities, registered gains while emerging markets were sharply lower. Global equities as measured by the MSCI All Country World Index (ND) (MSCI ACWI Index) posted a nearly flat return of -0.03% for the period (all returns cited are in U.S. dollars).
A sharp downturn in Chinese equity market performance and an unexpected devaluation of China’s currency in August stoked fears of a prolonged slowdown in the Chinese economy. In addition, market participants focused on the effects of potential U.S. interest rate hikes. Increased anxieties about geopolitical conflicts were additional headwinds to equity market performance.
The center of concern during much of the reporting period was China. In the immediate aftermath of the 2007-09 “Great Recession,” China embarked upon massive government-supported infrastructure and real estate investment. China’s economic rebound was officially declared “strong” by the Chinese government, and a sharp rebound for globally priced industrial commodities and trade with China gave apparent legitimacy to claims of a solid recovery. As China pulled back from stimulus programs and an export-focused economy, raw industrial commodity prices retreated and shipments to Asia began to slow. While China has been slowing for some time, the retrenchment in global risk assets reflected concerns about potential acceleration of the slowdown, despite upbeat official Chinese GDP reports.
The slow-down in China and U.S. dollar strength led to weakness in the U.S. manufacturing industry and created a headwind for multi-national businesses. Commodity prices fell and the equity returns of many commodity-oriented economies such as Brazil, Australia and Russia were hard hit.
U.S. equities posted returns that were better than the returns of many international equity markets. In the U.S., oil price weakness and falling prices of imported goods combined to keep the U.S. inflation rate at essentially zero. Zero inflation and faltering activity abroad seemed to trump Federal Reserve Board insistence that rates would be raised during the year. U.S. consumer confidence perked up during the period, aided by lower prices at the gas pump and relatively strong housing markets. The U.S. also saw improvement in the labor market as unemployment rates reached their lowest level in seven years.
Four out of 10 sectors of the MSCI ACWI Index registered positive returns for the period. Consumer discretionary was the strongest-performing sector of the benchmark index with a return of 12%. Information technology, consumer staples and health care registered returns ranging from 6% to 8% and were the next strongest-performing sectors of the benchmark index. Energy and materials were the weakest performing sectors of the benchmark index, posting returns of -23% and -13%, respectively, for the period.
Performance
The Harbor Global Growth Fund outperformed its benchmark index for the period. The Fund returned 2.97% (Institutional Class), 2.74% (Administrative Class), and 2.57% (Investor Class), compared with the MSCI ACWI Index’s return of -0.03%.
Favorable sector allocations contributed to the Fund’s outperformance versus the MSCI ACWI Index for the period. The Fund was well-positioned in having a significant portion of its net assets invested in the consumer discretionary and information technology sectors, which were among the strongest-performing sectors of the benchmark. The Fund sold its few energy holdings prior to period-end leading to an underweight allocation to energy, the weakest-performing sector of the benchmark index, which aided performance.
Stock selection in the consumer discretionary sector was strong during the period. United Kingdom-based pizza master-franchise company Domino’s Pizza Group PLC soared approximately 70% on strong system sales growth in the UK market. Chinese online travel reservations company Ctrip.com International rose nearly 41%, benefiting from increased travel and internet booking trends in China. Athletic apparel company NIKE, Inc. gained 42% after the company reported continued acceleration of sales in a number of its markets. Paint provider The Sherwin-Williams Company was a strong performing Fund holding within the materials sector.
18

Harbor Global Growth Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Facebook Inc.	5.4%
Domino’s Pizza Group plc	4.8%
Novartis AG	4.5%
Alphabet Inc.	4.4%
Apple Inc.	3.8%
Ryanair Holdings plc ADR	3.8%
NIKE Inc.	3.7%
Alibaba Group Holding Ltd. ADR	3.5%
Sherwin-Williams Co.	3.5%
Domino’s Pizza Enterprises Ltd.	3.4%
Several of the Fund’s information technology positions generated sizeable stock price gains for the period. Social media company Facebook, Inc. (+35%) saw its business grow as more advertising continued to shift to online venues from traditional media such as print advertisements. United Kingdom’s online auto classified advertising service Auto Trader Group PLC soared 73%. Financial transaction processor Visa, Inc. (+29%) managed to deliver solid performance despite a tumultuous global macroeconomic environment.
Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves was positive for the Fund, in part because a larger proportion of its holdings compared to the benchmark were denominated in the U.S. dollar, which strengthened as compared to many other major world currencies. The Fund’s euro-denominated investments posted an aggregate currency return that, while negative, fared slightly better than that of the index’s euro-denominated constituents for the period. The Fund’s performance was also helped by having no significant exposure to companies whose securities are denominated in the currencies of most commodity-heavy economies, such as the Brazilian real and Australian dollar, which weakened during the period.
Several of the Fund’s health care holdings, particularly in the pharmaceuticals’ biotechnology & life sciences industry group, detracted from performance during the period. Comments by U.S. presidential candidates led to greater concerns that legislative changes could lead to drug price controls and hamper profitability for drug manufacturers, and related attention to drug pricing contributed to a sell-off in the industry group. Pacira Pharmaceuticals, Inc., a manufacturer of non-opioid post-surgical pain anesthetics, declined -47% after the company suspended its previous 2015 revenue guidance for its Exparel product. Nivalis Therapeutics, Inc., a pharmaceutical company specializing in the treatment of cystic fibrosis, slid -43%. As of the end of the fiscal year, the Fund continued to maintain positions in Pacira and Nivalis, as we believe the companies offered notable therapies with long-term growth opportunities. Illumina, Inc., a company that delivers affordable genomic sequencing solutions for use in medical and pharmaceutical research, slid -41% and was sold from the Fund. Gilead Sciences, Inc. experienced growing competitive pricing pressures for the hepatitis C treatment market and its stock price dipped -7% prior to being sold from the Fund.
The Fund’s sole consumer staples holding as of period-end CVS Health Corporation posted a return of -9%. The drugstore chain’s stock price came under pressure during the more challenging drug retail environment.
In the industrials sector, the Fund’s position in railroad operator Canadian Pacific Railway Ltd. (-25% prior to being sold) faced headwinds of lower oil prices and lower volumes as fewer carloads of commodities such as coal are being transported. We chose to sell the position, as we believe low energy prices will remain a headwind for the company for some time.
Chinese e-commerce company Alibaba Group Holding Ltd. (-28%) was a material detractor from performance. The marketplace has been closely monitoring Alibaba’s ability to monetize sales made on mobile devices, as the company made less on mobile device-based sales than on PC-based sales. Recent data suggested improvement in monetization trends, and we continued to have confidence in the long-term growth opportunities for Alibaba.
Certain consumer discretionary positions struggled. Casino operator Wynn Resorts Ltd. posted a return of -17% during the reporting period and was sold from the Fund. Wynn Resorts’ stock price weakened during a period of weaker Chinese economic data and the Chinese government’s anti-corruption campaign, which tended to restrain gaming activity in Macau. The Chinese government’s policies may hamper growth in Macau for some time, and it is difficult – if not impossible – to predict the timing of government policy changes. Accordingly, we chose to exit the position in favor of other investments that we believe offer better growth visibility. Tata Motors, Inc. experienced slowing sales of its automobiles in China, an important market for Tata’s Jaguar Land Rover brand. The Fund sold Tata after its stock price slid -19% during the reporting period.
Outlook and Strategy
As of period-end, the Fund’s primary economic sector allocations were consumer discretionary, information technology and health care. The Fund had no investments in the financials, energy, telecommunication services or utilities sectors. The Fund’s most significant country allocations were the United States, the United Kingdom, China, France and Switzerland. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
19

Harbor Global Growth Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2030
Cusip	411512874
Ticker	HGGAX
Inception Date	03/01/2009
Net Expense Ratio	0.90% [a]
Total Net Assets (000s)	$34,402

ADMINISTRATIVE CLASS
Fund #	2230
Cusip	411512866
Ticker	HRGAX
Inception Date	03/01/2009
Net Expense Ratio	1.15% [a]
Total Net Assets (000s)	$1,198

INVESTOR CLASS
Fund #	2430
Cusip	411512858
Ticker	HGGIX
Inception Date	03/01/2009
Net Expense Ratio	1.27% [a]
Total Net Assets (000s)	$13,693
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	12	47
Weighted Average Market Cap (MM)	$123,470	$96,209
Price/Earning Ratio (P/E)	44.1x	21.6x
Price/Book Ratio (P/B)	6.3x	2.9x
Beta vs. MSCI All Country World (ND) Index	0.96	1.00
Portfolio Turnover (Year Ended 10/31/2015)	106%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
20

Harbor Global Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 03/01/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Global Growth Fund
Institutional Class	2.97%	11.38%	19.88%	03/01/2009	$33,527
Administrative Class	2.74	11.10	19.58	03/01/2009	32,975
Investor Class	2.57	10.97	19.44	03/01/2009	32,706
Comparative Index
MSCI All Country World (ND)	-0.03%	7.68%	14.97%	—	$25,368
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.09% (Gross) (Institutional Class); 1.15% (Net) and 1.34% (Gross) (Administrative Class); and 1.27% (Net) and 1.46% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
21

Harbor Global Growth Fund
Portfolio of Investments—October 31, 2015

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 2.8%)
COMMON STOCKS—97.2%
Shares		Value (000s)
AEROSPACE & DEFENSE—2.8%
18,223	Safran SA (FR)	$1,384
AIRLINES— 3.8%
23,917	Ryanair Holdings plc ADR (IE)[1]	1,870
BIOTECHNOLOGY— 2.3%
45,710	Nivalis Therapeutics Inc. (US)*	367
6,036	Vertex Pharmaceuticals Inc. (US)*	753
		1,120
CHEMICALS— 3.5%
6,439	Sherwin-Williams Co. (US)	1,718
COMMUNICATIONS EQUIPMENT—1.3%
3,975	Palo Alto Networks Inc. (US)*	640
FOOD & STAPLES RETAILING—2.7%
13,651	CVS Health Corp. (US)	1,349
HEALTH CARE PROVIDERS & SERVICES—3.4%
7,653	HCA Holdings Inc. (US)	526
9,907	UnitedHealth Group Inc. (US)	1,167
		1,693
HOTELS, RESTAURANTS & LEISURE—13.8%
1,617	Chipotle Mexican Grill Inc. (US)*	1,035
51,101	Domino's Pizza Enterprises Ltd. (AUS)	1,690
141,974	Domino's Pizza Group plc (UK)	2,386
26,499	Norwegian Cruise Line Holdings Ltd. (US)*	1,686
		6,797
INTERNET & CATALOG RETAIL—6.9%
422	Amazon.com Inc. (US)*	264
16,537	Ctrip.com International Ltd. ADR (CYM )[1]	1,538
6,618	Netflix Inc. (US)*	717
608	Priceline Group Inc. (US)*	884
		3,403
INTERNET SOFTWARE & SERVICES—18.1%
20,412	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,711
2,909	Alphabet Inc. (US)*	2,145
126,717	Auto Trader Group plc (UK)*,2	758
26,111	Facebook Inc. (US)*	2,662
COMMON STOCKS—Continued
Shares		Value (000s)
INTERNET SOFTWARE & SERVICES—Continued
13,092	Scout24 AG (GER)*,2	$439
63,400	Tencent Holdings Ltd. (CHN)	1,192
		8,907
IT SERVICES—5.2%
19,960	Visa Inc. (US)	1,548
233,121	Worldpay Group plc (UK)*,2	1,003
		2,551
MEDIA— 9.6%
26,570	IMAX Corp. (CAN)*	1,020
28,542	JCDecaux SA (FR)	1,160
31,081	Liberty Global plc (UK)*	1,325
10,979	Walt Disney Co. (US)	1,249
		4,754
MULTILINE RETAIL—1.5%
11,579	Dollar Tree Inc. (US)*	758
PHARMACEUTICALS— 8.2%
24,550	Novartis AG (SWS)	2,224
21,858	Novo Nordisk AS (DEN)	1,161
13,374	Pacira Pharmaceuticals Inc. (US)*	668
		4,053
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
8,513	NXP Semiconductors NV (NET)*	667
SOFTWARE— 2.5%
17,102	Electronic Arts Inc. (US)*	1,233
SPECIALTY RETAIL—1.0%
3,221	Signet Jewelers Ltd. (US)	486
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—3.8%
15,709	Apple Inc. (US)	1,877
TEXTILES, APPAREL & LUXURY GOODS—5.4%
2,233	Hermes International SA (FR)	859
13,771	NIKE Inc. (US)	1,804
		2,663
TOTAL COMMON STOCKS
(Cost $43,222)		47,923

SHORT-TERM INVESTMENTS—1.0%
(Cost $486)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$486	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by Federal Home Loan Mortgage Corp. (market value $500)	486
TOTAL INVESTMENTS—98.2%
(Cost $43,708)		48,409
CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		884
TOTAL NET ASSETS—100.0%		$49,293
22

Harbor Global Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 5,304	$ 9,932	$—	$15,236
North America	26,556	—	—	26,556
Pacific Basin	3,249	2,882	—	6,131
Short-Term Investments
Repurchase Agreements	—	486	—	486
Total Investments in Securities	$35,109	$13,300	$—	$48,409
There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $2,200 or 4% of net assets.
The accompanying notes are an integral part of the Financial Statements.
23

Harbor Emerging Markets Equity Fund
Managers' Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank Carroll
Since 2013
Tim Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Equity securities of emerging market companies of any size
Frank Carroll

Tim Jensen

Management’s Discussion of
Fund Performance
Market Review
Emerging markets traded within a volatile range before ending significantly down for the 12-months ended October 31, 2015. Emerging markets faced a number of significant headwinds during this year, including a strengthening U.S. dollar, weak growth in global trade, slowing Chinese economic growth, weak commodity prices and a number of country-specific issues. The U.S. dollar appreciated against most developed market currencies during the fiscal year and most emerging markets currencies lost value. Decelerating global trade growth limited opportunities for smaller economies dependent on exports for much of their growth. Slowing Chinese economic growth contributed to weaker demand for oil, metals and other commodities, just as advances in technology including shale oil extraction and large new mining projects were increasing supply. The extraordinary plunge in the price of oil led to serious disruptions in oil-dependent economies, including Russia. Weaker commodity prices had a significant impact on markets heavily dependent on commodity exports, including Brazil, where currencies weakened and key energy and materials stocks fell. Although two-thirds of emerging market stocks trade in countries that are net commodity importers and should benefit from lower prices, the negatives of lower commodity prices dominated the positives over this period.
Given the size of the Chinese economy and its importance to global commodity demand, developments in China had a significant impact on emerging market performance. One of the major developments this year was the dramatic rise and subsequent collapse of China’s domestic A-Share market. The Fund’s Chinese equity exposure consisted of stocks that traded in Hong Kong and New York, and was not invested in the mainland markets, but swings there affected the performance of the Fund’s positions. Domestic Chinese stocks more than doubled during the calendar year until June. Unfortunately, this rally was partially driven by a massive increase in margin loans; a combination of over-valuation and tightening of margin rules then triggered a 40%+ correction. As the Chinese stock market fell in July, the Chinese government intervened to support the market, but some of the measures further weakened investor confidence. In August, the Chinese government altered the process used to set the price of the Chinese yuan, which triggered a modest devaluation of the currency but had a much larger impact on emerging market equities and currencies. China’s economy continued to mature and undergo a transition from rapid investment-led growth to a slower growth outlook more dependent on services. Some of the government’s responses to the A-share market correction and the yuan’s trading shook investor’s confidence.
Emerging market equity funds continued to see outflows during recent periods. In the absence of inflows into the asset class or a trending market, capital seemed to shift quickly from one market to another. Without a rising tide lifting the asset class, these rotations could be sudden and violent, yet reversible if the news flow shifted.
Performance
Harbor Emerging Markets Equity Fund returned -21.10% (Institutional Class), -21.36% (Administrative Class), and -21.45% (Investor Class) for the 12-months ended October 31, 2015, compared with the -14.53% return of its MSCI Emerging Markets Index (ND) benchmark.
Consistent with our bottom-up investment process, stock selection effects explained the bulk of the Fund’s underperformance. Relative performance was primarily hurt by weak stock selection in China, which more than offset the benefit of the Fund’s overweight allocation to that market. The Fund was overweight China throughout the period, but performance suffered from bad stock picks in a number of sectors. Stock selection in Brazil and an overweight allocation to that market was the next largest contributor to relative underperformance. Stock selection in Mexico, India, Taiwan and Turkey also hurt relative performance. Strong stock
24

Harbor Emerging Markets Equity Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Samsung Electronics Co. Ltd.	7.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.2%
Naspers Ltd.	3.5%
Industrial & Commercial Bank of China Ltd.	2.8%
Sberbank of Russia ADR	2.1%
China Construction Bank Corp.	2.0%
China Overseas Land & Investment Ltd.	1.9%
China Pacific Insurance Group Co. Ltd.	1.9%
Dufry AG	1.9%
Hyundai Motor Co.	1.9%
selection in South Africa, Thailand and Indonesia contributed positively to Fund performance. Positive stock selection among financials and industrials was more than offset by negative selection among information technology, consumer discretionary and consumer staples.
The Brazilian market had particularly difficult performance during this period, and three of the largest detractors from the Fund’s absolute performance were Brazilian companies: Petrobras, VALE, and B2W Cia Digital. Chinese consumer discretionary names also hurt absolute performance including Galaxy Entertainment, a Macau gaming company. Cemex, a Mexican cement company, was also a notable loser as it was hurt by weaker pricing related to falling currencies and slower than expected volumes in Mexico. Notable winners during the period included Sberbank, a Russian bank, China Shipping Container Lines, a Chinese shipping company we liquidated during the year, and Naspers, a South African internet and media company.
Outlook and Strategy
The MSCI Emerging Markets Index (ND) ended the period near its lowest absolute level since July 2009. In September, the index’s valuation fell to just above the 1.3x price/book value it troughed at in 2008 during the financial crisis. Following earnings downgrades reflecting slower economic growth, weaker domestic currencies or lower commodity prices, the index traded at just under 11x 2016 consensus earnings forecasts.
The combined index weight of materials and energy has halved, as earnings, cash flows and market capitalization plunged following the end of the commodity super-cycle. The weighting in technology has increased via earnings growth and new listings. In November, we expect that the MSCI Emerging Markets Index will increase the number of Internet names in the benchmark when it adds companies like Alibaba that have their primary listing on the NYSE, so technology is expected to increase weight exposure in the index. The weighting of healthcare and consumer staples increased through earnings growth and multiple expansion. The net effect was a benchmark that was less commodity-heavy than in the past.
As of the end of the period the Fund held significant overweight positions in China, Brazil, India and Russia relative to the benchmark. We continued to believe that China will grow, albeit at a more modest pace, and that Chinese stocks offer excellent value at 9x forward earnings. We have selectively added to Indian positions over the past year, as we believe the market has been soft as investors grew impatient with the pace of the new government’s reforms. The reforms are proceeding slowly but mainly in the right direction. Notable country underweights include Taiwan, South Korea, Malaysia and South Africa. The Fund held substantial positions among Taiwanese and South Korean exporters, but we struggled to find attractive names in the domestic sectors. Malaysia remained a mess politically and one of the few Asian economies suffering from weaker energy prices.
As of October 31, 2015, sector overweights included consumer discretionary, technology, financials and materials relative to the benchmark. Underweights included consumer staples, industrials, telecommunications and utilities as of the same date. This mix made the portfolio somewhat more sensitive to economic growth and less defensive than the index, and reflected our perception of potential upside rewards vs. the risks priced into the market after the recent sell-off.

This report contains the current opinions of Oaktree Capital Management, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
25

Harbor Emerging Markets Equity Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2036
Cusip	411512692
Ticker	HAEMX
Inception Date	11/01/2013
Net Expense Ratio	1.17% [a]
Total Net Assets (000s)	$41,927

ADMINISTRATIVE CLASS
Fund #	2236
Cusip	411512684
Ticker	HREMX
Inception Date	11/01/2013
Net Expense Ratio	1.43% [a]
Total Net Assets (000s)	$197

INVESTOR CLASS
Fund #	2436
Cusip	411512676
Ticker	HIEEX
Inception Date	11/01/2013
Net Expense Ratio	1.55% [a]
Total Net Assets (000s)	$406
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	17	25
Weighted Average Market Cap (MM)	$51,962	$45,940
Price/Earning Ratio (P/E)	13.9x	15.4x
Price/Book Ratio (P/B)	1.9x	2.0x
Beta vs. MSCI Emerging Markets (ND) Index	0.95	1.00
Portfolio Turnover (Year Ended 10/31/2015)	58%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
26

Harbor Emerging Markets Equity Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2013 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	5 Years	Annualized	Inception Date	Final Value of a $10,000 Investment
			Life of Fund
Harbor Emerging Markets Equity Fund
Institutional Class	-21.10%	N/A	-10.95%	11/01/2013	$7,929
Administrative Class	-21.36	N/A	-11.19	11/01/2013	7,888
Investor Class	-21.45	N/A	-11.33	11/01/2013	7,863
Comparative Index
MSCI Emerging Markets (ND)	-14.53%	N/A	-7.25%	—	$8,602
As stated in the Fund’s current prospectus, the expense ratios were 1.15% (Net) and 2.35% (Gross) (Institutional Class); 1.40% (Net) and 2.60% (Gross) (Administrative Class); and 1.52% (Net) and 2.72% (Gross) (Investor Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
27

Harbor Emerging Markets Equity Fund
Portfolio of Investments—October 31, 2015

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 2.2%)
COMMON STOCKS—91.6%
Shares		Value (000s)
AUTOMOBILES— 3.0%
308,200	Brilliance China Automotive Holdings Ltd. (CHN)	$426
6,084	Hyundai Motor Co. (S. KOR)	831
		1,257
BANKS— 19.9%
9,727	Axis Bank Ltd. (IND)	70
17,095	Banco Santander Chile ADR (CL)[1]	325
1,029,200	Bank Rakyat Indonesia Persero Tbk PT (IDR)	788
1,182,000	China Construction Bank Corp. (CHN)	857
140,007	Grupo Financiero Banorte SAB de CV (MEX)	750
76,610	ICICI Bank Ltd. ADR (IND)[1]	660
1,884,000	Industrial & Commercial Bank of China Ltd. (CHN)	1,195
107,617	Itau Unibanco Holding SA ADR (BR)[1]	737
104,900	Kasikornbank PCL (THA)	507
613,000	Mega Financial Holding Co. Ltd. (TW)	447
26,531	OTP Bank plc (HUN)	513
143,998	Sberbank of Russia ADR (RUS)[1]	879
149,451	Turkiye Halk Bankasi AS (TUR)	560
107,100	United Bank Ltd. (PAK)	167
		8,455
CAPITAL MARKETS—2.0%
1,119,100	China Cinda Asset Management Co. Ltd. (CHN)	435
1,030,709	Yuanta Financial Holding Co. Ltd. (TW)	405
		840
CHEMICALS— 1.6%
32,913	PhosAgro OAO GDR (RUS)[3]	444
2,684,000	Tianhe Chemicals Group Ltd. (CHN)*,2	242[x]
		686
COMMERCIAL SERVICES & SUPPLIES—1.5%
393,900	China Everbright International Ltd. (CHN)	634
CONSTRUCTION & ENGINEERING—0.2%
3,476	Larsen & Toubro Ltd. (IND)	75
		565
COMMON STOCKS—Continued
Shares		Value (000s)
CONSTRUCTION MATERIALS—3.7%
152,000	Anhui Conch Cement Co. Ltd. (CHN)	$464
110,466	Cemex SAB de CV ADR (MEX)[1]	697
9,269	UltraTech Cement Ltd. (IND)	412
		1,573
DIVERSIFIED TELECOMMUNICATION SERVICES—2.6%
606,400	China Unicom Hong Kong Ltd. (CHN)	737
35,211	Telefonica Brasil SA ADR (BR)*,2	365
		1,102
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.5%
122,000	Delta Electronics Inc. (TW)	620
FOOD & STAPLES RETAILING—1.3%
12,377	Magnit PJSC GDR (RUS)[3]	562
FOOD PRODUCTS—1.8%
50,517	BRF SA ADR (BR)*,1	774
HOTELS, RESTAURANTS & LEISURE—2.2%
162,000	Galaxy Entertainment Group Ltd. (CHN)	554
112,018	Sands China Ltd. (CHN)	403
		957
HOUSEHOLD DURABLES—1.0%
215,989	Haier Electronics Group Co. Ltd. (CHN)	417
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.9%
1,224,500	Huadian Fuxin Energy Corp. Ltd. (CHN)	380
INDUSTRIAL CONGLOMERATES—0.7%
8,284	Industries Qatar QSC (QA)	280
INSURANCE— 5.4%
59,600	BB Seguridade Participacoes SA (BR)	411
175,000	China Life Insurance Co. Ltd. (CHN)	631
203,800	China Pacific Insurance Group Co. Ltd. (CHN)	812
40,175	Discovery Ltd. (S. AFR)	429
		2,283
INTERNET & CATALOG RETAIL—2.3%
67,006	B2W Cia Digital (BR)	253
25,562	JD.com Inc. ADR (CHN)*,1	706
		959
INTERNET SOFTWARE & SERVICES—1.7%
38,700	Tencent Holdings Ltd. (CHN)	727
IT SERVICES—1.5%
17,219	Tata Consultancy Services Ltd. (IND)	658
MEDIA— 3.5%
10,075	Naspers Ltd. (S. AFR)	1,471
METALS & MINING—3.3%
35,000	AngloGold Ashanti Ltd. ADR (S. AFR)*,1	295
212,600	Grupo Mexico SAB de CV (MEX)	518
167,400	Vale SA ADR (BR)[1]	603
		1,416
OIL, GAS & CONSUMABLE FUELS—5.6%
269,000	China Shenhua Energy Co. Ltd. (CHN)	453
15,623	Lukoil PJSC ADR (RUS)[1]	567
139,500	Petroleo Brasileiro SA ADR (BR)*,1	557
9,904	Reliance Industries Ltd. (IND)	143
28

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
OIL, GAS & CONSUMABLE FUELS—Continued
10,872	Sasol Ltd. (S. AFR)	$348
15,100	YPF SA ADR (AR)[1]	323
		3,324
PHARMACEUTICALS— 1.0%
414,056	Luye Pharma Group Ltd. (CHN)*	406
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.9%
252,000	China Overseas Land & Investment Ltd. (CHN)	814
84,000	China Overseas Property Holdings Ltd. (CHN)*	14
		828
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.8%
1,852,000	GCL-Poly Energy Holdings Ltd. (CHN)*	385
19,798	SK Hynix Inc. (S. KOR)	530
80,500	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	1,768
64,200	Trina Solar Ltd. ADR (CHN)*,1	654
		3,337
SPECIALTY RETAIL—3.6%
6,868	Dufry AG (SWS)*	802
7,391	Hotel Shilla Co. Ltd. (S. KOR)	711
		1,513
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—8.6%
536,000	Lenovo Group Ltd. (CHN)	495
2,652	Samsung Electronics Co. Ltd. (S. KOR)	3,181
		3,676
TRANSPORTATION INFRASTRUCTURE—1.1%
56,200	Airports of Thailand plc (THA)	470
WIRELESS TELECOMMUNICATION SERVICES—0.4%
15,745	Bharti Airtel Ltd. (IND)	83
8,700	China Mobile Ltd. (CHN)	104
		187
TOTAL COMMON STOCKS
(Cost $45,112)		38,934

PARTICIPATION (EQUITY LINKED) NOTES—6.2%
Principal Amount (000s)
BANKS— 1.6%
	Axis Bank Ltd. (IND)
$62,480	$0.01 - 11/25/2019	455
	United Bank Ltd. (PAK)[2]
146,145	$0.01 - 06/17/2019	227
		682
CONSTRUCTION & ENGINEERING—1.1%
	Larsen & Toubro Ltd. (IND)[2]
22,729	$0.01 - 03/27/2020	491
OIL, GAS & CONSUMABLE FUELS—2.2%
	Reliance Industries Ltd. (IND)
17,096	$0.01 - 02/07/2017	248
	Reliance Industries Ltd. (IND)
47,217	$0.01 - 07/08/2019	685
		933
PARTICIPATION (EQUITY LINKED) NOTES—Continued
Principal Amount (000s)		Value (000s)
WIRELESS TELECOMMUNICATION SERVICES—1.3%
	Bharti Airtel Ltd. (IND)
$24,370	$0.01 - 02/08/2017	$130
	Bharti Airtel Ltd. (IND)
76,767	$0.01 - 07/11/2019	410
		540
TOTAL PARTICIPATION (EQUITY LINKED) NOTES
(Cost $2,931)		2,646

SHORT-TERM INVESTMENTS—2.5%
(Cost $1,068)
REPURCHASE AGREEMENTS
1,068	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $1,090)	1,068
TOTAL INVESTMENTS—100.3%
(Cost $49,111)		42,648
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.3)%		(118)
TOTAL NET ASSETS—100.0%		$42,530
29

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 295	$ 2,248	$ —	$ 2,543
Europe	—	4,327	—	4,327
Latin America	5,649	664	—	6,313
Middle East/Central Asia	660	1,888	—	2,548
Pacific Basin	3,142	19,819	242	23,203
Participation (Equity Linked) Notes
Middle East/Central Asia	—	2,646	—	2,646
Short-Term Investments
Repurchase Agreements	—	1,068	—	1,068
Total Investments in Securities	$9,746	$32,660	$242	$42,648

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2015.
Valuation Description	Balance Beginning at 11/01/2014 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2015[w] (000s)
Common Stocks	$—	$—	$—	$—	$—	$—	$242 [h]	$—	$242

Of the Level 2 investments presented above, certain Common Stocks valued at $1,070 and Participation (Equity Linked) Notes valued at $1,700 were categorized in Level 1 at October 31, 2014. Transfers from Level 1 to Level 2 were the result of exchange traded securities where quoted prices from an active market were available (Level 1), and have become unavailable (Level 2).
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2015 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (CHN)*,3	$ 242	Market Approach	Liquidity Discount	HK$ 0.70
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $959 or 2% of net assets.
3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
h	Transferred from Level 1 to Level 3 due to unavailability of observable market data for pricing input.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2015 (000s)
	Common Stocks	($270)
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using a liquidity discount, which is a Level 3 input.
HK$	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.
30

[THIS PAGE INTENTIONALLY LEFT BLANK]
31

Harbor International & Global Funds
Statements of Assets and Liabilities—October 31, 2015

(All amounts in thousands, except per share amounts)
	Harbor International Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$38,530,479	$ 288,208	$43,708	$49,111
Investments, at value (Including securities loaned of $973,521, $6,645, $0 and $0)	$46,614,484	$ 273,509	$47,923	$41,580
Repurchase agreements	171,166	10,425	486	1,068
Cash	1	1	1	—
Foreign currency, at value (cost: $0, $60, $0 and $4)	—	60	—	4
Receivables for:
Investments sold	—	976	846	3
Foreign currency spot contracts	147	2	—	—
Capital shares sold	26,348	18	38	2
Dividends	56,758	317	46	57
Interest	108	—	—	—
Securities lending income	48	2	—	—
Withholding tax	40,983	273	15	—
Prepaid registration fees	26	22	1	25
Other assets	1,683	55	3	8
Total Assets	46,911,752	285,660	49,359	42,747
LIABILITIES
Payables for:
Investments purchased	41,668	7,363	—	136
Foreign currency spot contracts	—	—	3	—
Capital shares reacquired	31,196	248	8	—
Collateral for securities loaned	1,016,683	6,973	—	—
Accrued expenses:
Management fees	25,110	165	31	35
12b-1 fees	965	3	3	—
Transfer agent fees	2,863	16	4	2
Trustees' fees and expenses	229	1	—	—
Other	8,392	123	17	44
Total Liabilities	1,127,106	14,892	66	217
NET ASSETS	$45,784,646	$ 270,768	$49,293	$42,530
Net Assets Consist of:
Paid-in capital	$36,169,307	$ 439,476	$43,283	$51,956
Accumulated undistributed net investment income/(loss)	249,193	2,306	(58)	327
Accumulated net realized gain/(loss)	1,113,733	(166,715)	1,369	(3,280)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	8,252,413	(4,299)	4,699	(6,473)
	$45,784,646	$ 270,768	$49,293	$42,530
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$41,195,827	$ 254,461	$34,402	$41,927
Shares of beneficial interest[1]	627,321	20,025	1,576	5,316
Net asset value per share[2]	$ 65.67	$ 12.71	$ 21.83	$ 7.89
Administrative Class
Net assets	$ 831,967	$ 329	$ 1,198	$ 197
Shares of beneficial interest[1]	12,737	26	55	25
Net asset value per share[2]	$ 65.32	$ 12.63	$ 21.65	$ 7.87
Investor Class
Net assets	$ 3,756,852	$ 15,978	$13,693	$ 406
Shares of beneficial interest[1]	57,926	1,268	637	52
Net asset value per share[2]	$ 64.86	$ 12.60	$ 21.49	$ 7.85

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

32

Harbor International & Global Funds
Statements of Operations—Year Ended October 31, 2015

(All amounts in thousands)
	Harbor International Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$ 1,313,877	$ 5,414	$ 394	$ 906
Net securities lending income	28,289	67	—	—
Interest	1,259	—	—	—
Foreign taxes withheld	(124,736)	(447)	(20)	(108)
Total Investment Income	1,218,689	5,034	374	798
Operating Expenses
Management fees	324,547	1,852	336	366
12b-1 fees:
Administrative Class	2,197	2	3	1
Investor Class	10,871	42	29	1
Shareholder communications	2,041	1	2	1
Custodian fees	6,345	102	25	107
Transfer agent fees:
Institutional Class	27,155	146	21	24
Administrative Class	556	1	1	—
Investor Class	7,972	31	22	1
Professional fees	922	28	6	13
Trustees' fees and expenses	1,031	5	1	1
Registration fees	217	44	42	44
Miscellaneous	398	12	10	9
Total expenses	384,252	2,266	498	568
Management fees waived	(10,935)	—	—	—
Transfer agent fees waived	(743)	(4)	(1)	(1)
Other expenses reimbursed	—	(99)	(47)	(113)
Custodial expense reductions	(2)	—	—	—
Net expenses	372,572	2,163	450	454
Net Investment Income/(Loss)	846,117	2,871	(76)	344
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,802,064	(1,748)	1,499	(2,919)
Foreign currency transactions	(13,558)	7	5	(16)
Change in net unrealized appreciation/(depreciation) on:
Investments	(3,348,197)	(255)	(644)	(6,803)
Translations of assets and liabilities in foreign currencies	3,506	20	—	—
Net gain/(loss) on investment transactions	(1,556,185)	(1,976)	860	(9,738)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (710,068)	$ 895	$ 784	$(9,394)
The accompanying notes are an integral part of the Financial Statements.

33

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor International Fund		Harbor International Growth Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 846,117	$ 882,454	$ 2,871	$ 2,726
Net realized gain/(loss) on investments	1,788,506	1,679,104	(1,741)	8,114
Change in net unrealized appreciation/(depreciation) of investments	(3,344,691)	(3,490,272)	(235)	(13,872)
Net increase/(decrease) in assets resulting from operations	(710,068)	(928,714)	895	(3,032)
Distributions to Shareholders
Net investment income:
Institutional Class	(900,561)	(847,190)	(2,885)	(2,923)
Administrative Class	(13,412)	(55,429)	(8)	(15)
Investor Class	(80,120)	(95,371)	(190)	(217)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(994,093)	(997,990)	(3,083)	(3,155)
Net Increase/(Decrease) Derived from Capital Share Transactions	(1,644,041)	3,054,340	58,790	2,564
Net increase/(decrease) in net assets	(3,348,202)	1,127,636	56,602	(3,623)
Net Assets
Beginning of period	49,132,848	48,005,212	214,166	217,789
End of period*	$45,784,646	$49,132,848	$270,768	$214,166
* Includes accumulated undistributed net investment income/(loss) of:	$ 249,193	$ 453,938	$ 2,306	$ 2,481
The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014

$ (76)	$ 46	$ 344	$ 129
1,504	4,584	(2,935)	(356)
(644)	(1,398)	(6,803)	330
784	3,232	(9,394)	103

(39)	(70)	(133)	—
—	—	(1)	—
—	—	(1)	—

(2,921)	(2,264)	—	—
(93)	(56)	—	—
(997)	(564)	—	—
(4,050)	(2,954)	(135)	—
16,572	4,425	24,061	27,895
13,306	4,703	14,532	27,998

35,987	31,284	27,998	—
$49,293	$35,987	$42,530	$27,998
$ (58)	$ 39	$ 327	$ 120
35

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor International Fund		Harbor International Growth Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 7,815,560	$11,106,987	$101,314	$ 88,096
Reinvested distributions	775,192	717,975	2,831	2,775
Cost of shares reacquired	(9,246,787)	(6,479,053)	(43,657)	(85,369)
Net increase/(decrease) in net assets	$ (656,035)	$ 5,345,909	$ 60,488	$ 5,502
Administrative Class
Net proceeds from sale of shares	$ 266,176	$ 729,143	$ 788	$ 440
Reinvested distributions	12,596	54,458	8	14
Cost of shares reacquired	(381,656)	(2,761,360)	(1,125)	(707)
Net increase/(decrease) in net assets	$ (102,884)	$ (1,977,759)	$ (329)	$ (253)
Investor Class
Net proceeds from sale of shares	$ 847,209	$ 1,308,752	$ 2,190	$ 2,668
Reinvested distributions	74,364	90,500	188	214
Cost of shares reacquired	(1,806,695)	(1,713,062)	(3,747)	(5,567)
Net increase/(decrease) in net assets	$ (885,122)	$ (313,810)	$ (1,369)	$ (2,685)
SHARES
Institutional Class
Shares sold	115,666	155,552	7,888	6,640
Shares issued due to reinvestment of distributions	11,779	10,618	230	223
Shares reacquired	(137,272)	(91,678)	(3,467)	(6,587)
Net increase/(decrease) in shares outstanding	(9,827)	74,492	4,651	276
Beginning of period	637,148	562,656	15,374	15,098
End of period	627,321	637,148	20,025	15,374
Administrative Class
Shares sold	3,935	10,337	63	34
Shares issued due to reinvestment of distributions	192	811	1	1
Shares reacquired	(5,639)	(38,167)	(91)	(53)
Net increase/(decrease) in shares outstanding	(1,512)	(27,019)	(27)	(18)
Beginning of period	14,249	41,268	53	71
End of period	12,737	14,249	26	53
Investor Class
Shares sold	12,656	18,684	172	207
Shares issued due to reinvestment of distributions	1,140	1,351	15	17
Shares reacquired	(27,063)	(24,359)	(298)	(431)
Net increase/(decrease) in shares outstanding	(13,267)	(4,324)	(111)	(207)
Beginning of period	71,193	75,517	1,379	1,586
End of period	57,926	71,193	1,268	1,379
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014

$12,301	$ 4,502	$33,105	$27,258
2,883	2,279	133	—
(5,025)	(5,137)	(9,236)	(69)
$10,159	$ 1,644	$24,002	$27,189

$ 542	$ 172	$ 1	$ 250
93	56	—	—
(166)	—	—	—
$ 469	$ 228	$ 1	$ 250

$ 7,974	$ 4,150	$ 154	$ 474
995	563	1	—
(3,025)	(2,160)	(97)	(18)
$ 5,944	$ 2,553	$ 58	$ 456

554	196	3,657	2,723
135	103	14	—
(231)	(221)	(1,071)	(7)
458	78	2,600	2,716
1,118	1,040	2,716	—
1,576	1,118	5,316	2,716

24	8	—	25
4	2	—	—
(7)	—	—	—
21	10	—	25
34	24	25	—
55	34	25	25

366	181	17	47
47	25	—	—
(141)	(96)	(10)	(2)
272	110	7	45
365	255	45	—
637	365	52	45
37

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 68.09	$ 70.79	$ 59.12	$ 56.19	$ 59.13
Income from Investment Operations
Net investment income/(loss)[a]	1.22 [e]	1.25	1.24	1.10	1.25
Net realized and unrealized gains/(losses) on investments	(2.22)	(2.45)	11.69	3.15	(3.32)
Total from investment operations	(1.00)	(1.20)	12.93	4.25	(2.07)
Less Distributions
Dividends from net investment income	(1.42)	(1.50)	(1.26)	(1.32)	(0.87)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(1.42)	(1.50)	(1.26)	(1.32)	(0.87)
Proceeds from redemption fees	—	—	—*	—*	—*
Net asset value end of period	65.67	68.09	70.79	59.12	56.19
Net assets end of period (000s)	$41,195,827	$43,385,100	$39,828,959	$29,723,443	$25,562,291
Ratios and Supplemental Data (%)
Total return[b]	(1.48)%	(1.69)%	22.19%	7.95%	(3.57)%
Ratio of total expenses to average net assets[2]	0.76	0.76	0.76	0.78	0.79
Ratio of net expenses to average net assets[a]	0.74	0.73	0.74	0.77	0.77
Ratio of net investment income to average net assets[a]	1.80	1.78	1.96	1.96	2.07
Portfolio turnover	25	11	10	11	12

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013 [c]	2012	2011
Net asset value beginning of period	$ 12.75	$ 13.01	$ 11.60	$ 11.10	$ 11.98
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.16	0.44	0.44	0.06
Net realized and unrealized gains/(losses) on investments	—*	(0.23)	1.67	0.06	(0.72)
Total from investment operations	0.15	(0.07)	2.11	0.50	(0.66)
Less Distributions
Dividends from net investment income	(0.19)	(0.19)	(0.70)	—	(0.22)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.19)	(0.19)	(0.70)	—	(0.22)
Proceeds from redemption fees	—	—	—*	—*	—*
Net asset value end of period	12.71	12.75	13.01	11.60	11.10
Net assets end of period (000s)	$ 254,461	$ 196,062	$ 196,412	$ 324,404	$ 1,394,916
Ratios and Supplemental Data (%)
Total return[b]	1.22%	(0.54)%	19.09%	4.50%	(5.63)%
Ratio of total expenses to average net assets[2]	0.89	0.88	0.93	0.87	0.87
Ratio of net expenses to average net assets[a]	0.85	0.85	0.89	0.87	0.86
Ratio of net investment income to average net assets[a]	1.19	1.23	1.38	1.22	0.61
Portfolio turnover	20	30	166	70	112
See page 40 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$ 67.48	$ 70.18	$ 58.63	$ 55.72	$ 58.67	$ 67.23	$ 69.92	$ 58.42	$ 55.51	$ 58.44

1.04 [e]	1.91 [d]	1.03	0.99	1.07	0.96 [e]	1.07	1.01	0.87	1.01
(2.20)	(3.27)	11.63	3.09	(3.27)	(2.19)	(2.51)	11.54	3.14	(3.27)
(1.16)	(1.36)	12.66	4.08	(2.20)	(1.23)	(1.44)	12.55	4.01	(2.26)

(1.00)	(1.34)	(1.11)	(1.17)	(0.75)	(1.14)	(1.25)	(1.05)	(1.10)	(0.67)
—	—	—	—	—	—	—	—	—	—
(1.00)	(1.34)	(1.11)	(1.17)	(0.75)	(1.14)	(1.25)	(1.05)	(1.10)	(0.67)
—	—	—*	—*	—*	—	—	—*	—*	—*
65.32	67.48	70.18	58.63	55.72	64.86	67.23	69.92	58.42	55.51
$831,967	$961,478	$2,896,387	$2,210,914	$2,071,762	$3,756,852	$4,786,270	$5,279,866	$4,169,704	$3,524,376

(1.73)%	(1.93)%	21.87%	7.67%	(3.82)%	(1.84)%	(2.05)%	21.76%	7.54%	(3.93)%
1.01	1.01	1.01	1.03	1.04	1.13	1.13	1.13	1.15	1.16
0.99	0.98	0.99	1.02	1.02	1.11	1.10	1.11	1.14	1.14
1.54	1.85	1.66	1.71	1.83	1.43	1.46	1.60	1.60	1.70
25	11	10	11	12	25	11	10	11	12

Administrative Class					Investor Class
2015	2014	2013 [c]	2012	2011	2015	2014	2013 [c]	2012	2011
$ 12.66	$ 12.93	$ 11.52	$ 11.06	$ 11.94	$ 12.64	$ 12.89	$ 11.50	$ 11.05	$ 11.94

0.15 [e]	(0.08)	0.01	0.11	0.02	0.10 [e]	—*	0.06	0.05	(0.18)
(0.03)	(0.03)	2.07	0.35	(0.71)	—*	(0.11)	1.99	0.40	(0.53)
0.12	(0.11)	2.08	0.46	(0.69)	0.10	(0.11)	2.05	0.45	(0.71)

(0.15)	(0.16)	(0.67)	—	(0.19)	(0.14)	(0.14)	(0.66)	—	(0.18)
—	—	—	—	—	—	—	—	—	—
(0.15)	(0.16)	(0.67)	—	(0.19)	(0.14)	(0.14)	(0.66)	—	(0.18)
—	—	—*	—*	—	—	—	—*	—*	—*
12.63	12.66	12.93	11.52	11.06	12.60	12.64	12.89	11.50	11.05
$ 329	$ 675	$ 919	$ 1,027	$ 1,287	$ 15,978	$ 17,429	$ 20,458	$ 20,203	$ 25,291

0.96%	(0.83)%	18.89%	4.16%	(5.90)%	0.81%	(0.85)%	18.60%	4.07%	(6.04)%
1.14	1.13	1.18	1.12	1.12	1.26	1.25	1.30	1.24	1.25
1.10	1.10	1.14	1.12	1.11	1.22	1.22	1.26	1.24	1.23
1.20	1.08	1.09	0.90	0.34	0.79	0.87	0.98	0.80	0.12
20	30	166	70	112	20	30	166	70	112
39

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 23.79	$ 23.78	$ 17.99	$ 15.88	$ 18.07
Income from Investment Operations
Net investment income/(loss)[a]	(0.01) [e]	0.05	0.08	0.06	0.07
Net realized and unrealized gains/(losses) on investments	0.65	2.18	6.26	2.05	(0.30)
Total from investment operations	0.64	2.23	6.34	2.11	(0.23)
Less Distributions
Dividends from net investment income	(0.03)	(0.07)	(0.06)	—	(0.16)
Distributions from net realized capital gains[1]	(2.57)	(2.15)	(0.49)	—	(1.81)
Total distributions	(2.60)	(2.22)	(0.55)	—	(1.97)
Proceeds from redemption fees	—	—	—*	—*	0.01
Net asset value end of period	21.83	23.79	23.78	17.99	15.88
Net assets end of period (000s)	$34,402	$26,601	$24,734	$16,290	$13,772
Ratios and Supplemental Data (%)
Total return[b]	2.97%	10.08%	36.24%	13.29%	(2.02)%
Ratio of total expenses to average net assets[2]	1.01	1.08	1.24	1.60	1.68
Ratio of net expenses to average net assets[a]	0.90	0.90	0.90	0.96	1.00
Ratio of net investment income to average net assets[a]	(0.06)	0.22	0.44	0.39	(0.01)
Portfolio turnover	106	141	110	91	107

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class		Administrative Class		Investor Class
Year Ended October 31,	2015	2014	2015	2014	2015	2014
Net asset value beginning of period	$ 10.05	$ 10.00	$ 10.03	$10.00	$ 10.01	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.05	0.04 [e]	0.05	0.04 [e]	0.03
Net realized and unrealized gains/(losses) on investments	(2.19)	—*	(2.18)	(0.02)	(2.18)	(0.02)
Total from investment operations	(2.11)	0.05	(2.14)	0.03	(2.14)	0.01
Less Distributions
Dividends from net investment income	(0.05)	—	(0.02)	—	(0.02)	—
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.05)	—	(0.02)	—	(0.02)	—
Net asset value end of period	7.89	10.05	7.87	10.03	7.85	10.01
Net assets end of period (000s)	$41,927	$27,294	$ 197	$ 250	$ 406	$ 454
Ratios and Supplemental Data (%)
Total return[b]	(21.10)%	0.50%	(21.36)%	0.30%	(21.45)%	0.10%
Ratio of total expenses to average net assets[2]	1.47	2.34	1.72	2.59	1.84	2.71
Ratio of net expenses to average net assets[a]	1.17	1.25	1.43	1.50	1.55	1.62
Ratio of net investment income to average net assets[a]	0.90	0.78	0.49	0.47	0.40	0.45
Portfolio turnover	58	50	58	50	58	50

*	Less than $0.01
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its Subadviser.
d	The amount show for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in realtion to fluctuating market values of the investments of the Fund.
e	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

40

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$23.63	$23.65	$17.90	$15.83	$18.03	$ 23.51	$23.54	$17.83	$15.80	$17.99

(0.07) [e]	0.01	0.04	0.03	(0.02)	(0.10) [e]	(0.03)	0.01	(0.01)	0.07
0.66	2.14	6.22	2.04	(0.25)	0.65	2.15	6.20	2.04	(0.36)
0.59	2.15	6.26	2.07	(0.27)	0.55	2.12	6.21	2.03	(0.29)

—	(0.02)	(0.02)	—	(0.12)	—	—*	(0.01)	—	(0.10)
(2.57)	(2.15)	(0.49)	—	(1.81)	(2.57)	(2.15)	(0.49)	—	(1.81)
(2.57)	(2.17)	(0.51)	—	(1.93)	(2.57)	(2.15)	(0.50)	—	(1.91)
—	—	—*	—*	—	—	—	—*	—*	0.01
21.65	23.63	23.65	17.90	15.83	21.49	23.51	23.54	17.83	15.80
$1,198	$ 802	$ 562	$ 371	$ 285	$13,693	$8,584	$5,988	$3,189	$1,294

2.74%	9.77%	35.89%	13.08%	(2.32)%	2.57%	9.68%	35.76%	12.85%	(2.36)%
1.26	1.33	1.49	1.85	1.93	1.38	1.45	1.61	1.98	2.06
1.15	1.15	1.15	1.21	1.25	1.27	1.27	1.27	1.30	1.37
(0.31)	(0.01)	0.17	0.14	(0.27)	(0.44)	(0.17)	0.04	(0.01)	(0.39)
106	141	110	91	107	106	141	110	91	107

41

Harbor International & Global Funds
Notes to Financial Statements—October 31, 2015

(Currency in thousands)
Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Participatory notes are valued at the last sale price of the underlying local shares on the national exchange on which they trade. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost to the extent amortized cost represents fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation
42

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
43

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,
44

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, each Fund purchased option contracts to manage its exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
Participatory Notes
Participatory notes are equity-linked securities which can be used to gain exposure to emerging markets. These instruments represent interests in securities listed on certain foreign exchanges and thus present similar risks to investing directly in such equity securities. These instruments are issued by a broker-dealer evidencing ownership of shares listed on a foreign stock exchange. Accordingly, the participatory notes also expose investors to counterparty risk which is the risk that the entity issuing the note may not be able to honor its financial commitments. A Fund’s participatory notes are not subject to any master netting agreements. Participatory notes may be more volatile and less liquid than holding the underlying security directly. A Participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis. During the year, Harbor Emerging Markets Equity Fund invested in participatory notes to gain exposure to certain foreign markets. The Fund is entitled to receive dividends or other distributions paid on the underlying securities from the broker-dealer. The Fund however is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.
45

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Proceeds from Litigation
The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
46

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2015 are as follows:
	Purchases	Sales
Harbor International Fund	$11,359,755	$12,363,173
Harbor International Growth Fund	104,197	47,195
Harbor Global Growth Fund	58,593	43,615
Harbor Emerging Markets Equity Fund	45,875	21,598
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the year, Harbor International Fund and Harbor International Growth Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable net
47

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions—Continued
asset value and the Funds are subject to the risk of loss on the cash collateral invested. This collateral is recognized as a liability in the Statements of Assets and Liabilities. During the term of the loan, the Funds will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Funds may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statements of Operations. Securities loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at October 31, 2015 of securities loaned and related collateral for Harbor International Fund was $973,521 and $1,016,683, respectively. The value at October 31, 2015 of securities loaned and related collateral for Harbor International Growth Fund was $6,645 and $6,973, respectively.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor International Fund	0.75%,0.65% [a]	0.65%
Harbor International Growth Fund	0.75	0.75
Harbor Global Growth Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on asets in excess of $12 billion. Effective March 1, 2015, the Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion, and 0.57% on assets over $48 billion through February 29, 2016. Previously, the Adviser had contractually reduced the management fee to 0.63% on assets between $24 billion and $36 billion, and 0.58% on assets over $36 billion.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into contractual expense limitation agreements with: Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund limiting the operating expenses, excluding interest expense (if any), for Harbor International Growth Fund to 0.85%, 1.10%, and 1.22% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Global Growth Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively. These contractual expense limitations are effective through February 29, 2016.  For the period March 1, 2015 through February 29, 2016 Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), for Harbor Emerging Markets Equity Fund to 1.15%, 1.40% and 1.52% for the Institutional Class, Administrative Class, and Investor Class, respectively.  For the period November 1, 2014 through February 28, 2015 Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), for Harbor Emerging Markets Equity Fund to 1.25%, 1.50% and 1.62% for the Institutional Class, Administrative Class, and Investor Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
48

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.065% of the average daily net assets of all Institutional shares
Administrative Class	0.065% of the average daily net assets of all Administrative shares
Investor Class	0.185% of the average daily net assets of all Investor shares

a	For the period November 1, 2014 through February 28, 2015, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.06% and 0.18% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On October 31, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor International Fund	23,689	1	4	23,694	0.0%
Harbor International Growth Fund	72,328	3	6	72,337	0.3
Harbor Global Growth Fund	448,673	22,847	22,829	494,349	21.8
Harbor Emerging Markets Equity Fund	1,319,849	25,057	25,042	1,369,948	25.4
49

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates—Continued
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International & Global Funds totaled $980 for the year ended October 31, 2015.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. The differences between book and tax accounting are primarily related to equalization, treatment of investments in passive foreign investment companies’ and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2015 are as follows:
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
Harbor International Fund	$(56,769)	$(191,503)	$248,272
Harbor International Growth Fund	37	(37)	—
Harbor Global Growth Fund	18	(134)	116
Harbor Emerging Markets Equity Fund	(2)	2	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2015			As of October 31, 2014
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor International Fund	$994,093	$ —	$994,093	$997,990	$ —	$997,990
Harbor International Growth Fund	3,083	—	3,083	3,155	—	3,155
Harbor Global Growth Fund	589	3,461	4,050	1,230	1,724	2,954
Harbor Emerging Markets Equity Fund	135	—	135	—	—	—
50

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
NOTE 5—TAX INFORMATION—Continued
As of October 31, 2015, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor International Fund	$714,056	$1,199,552	$7,707,983
Harbor International Growth Fund	2,739	—	(5,395)
Harbor Global Growth Fund	—	1,607	4,461
Harbor Emerging Markets Equity Fund	332	—	(7,374)
In order to meet certain excise tax distribution requirements, the Funds are required to distribute net capital gains realized during the twelve month period ending October 31 and net investment income earned during the twelve month period ending December 31. Funds are permitted to defer qualified late year losses to the next fiscal year. Qualified late year ordinary losses include ordinary losses incurred between January 1 and the end of the Fund’s fiscal year.
At October 31, 2015, for Federal income tax purposes, the following Fund had qualified late year ordinary loss deferral to offset fiscal year 2016 ordinary income:
Qualified Late Year Ordinary Loss Deferral
Harbor Global Growth Fund	$57
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the taxation of regulated investment companies, including the treatment of capital loss carryforwards. Under the Act, for taxable years subsequent to December 22, 2010, each Fund will be permitted to carry forward capital losses incurred in such taxable years for an unlimited period. However, any losses incurred during such taxable years will be required to be utilized prior to the losses incurred in taxable years prior to the Act, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses, as opposed to previous regulation, which permitted all capital loss carryforwards to be considered short-term.
At October 31, 2015, the Fund in the following table had capital loss carryforwards for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:
Capital Loss to Expire in 2017
Harbor International Growth Fund	$163,692
The following capital loss carryforwards do not expire:
	Capital Loss Carryforward
	Short-Term	Long-Term	Total
Harbor International Growth Fund	$ 538	$1,769	$2,307
Harbor Emerging Markets Equity Fund	2,365	17	2,382
51

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
NOTE 5—TAX INFORMATION—Continued
The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2015 are as follows:
	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor International Fund	$39,074,908	$10,759,012	$(3,048,270)	$7,710,742
Harbor International Growth Fund*	289,303	19,614	(24,983)	(5,369)
Harbor Global Growth Fund	43,946	6,090	(1,627)	4,463
Harbor Emerging Markets Equity Fund*	50,012	901	(8,265)	(7,364)

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2015, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for these Funds.
Derivative Instruments
At October 31, 2015, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts
Investments, at value (rights/warrants)	$6,311
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2015, were:
HARBOR INTERNATIONAL FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$— [a]

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts
Investments (rights/warrants)	$(18,625)
HARBOR INTERNATIONAL GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$60
52

Harbor International & Global Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 6—Derivatives—Continued
HARBOR GLOBAL GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$— [a]
HARBOR EMERGING MARKETS EQUITY FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (rights/warrants)	$18

a	Rounds to less than $1,000.
Note 7—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
53

Harbor International & Global Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund, (four of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2015, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund of the Harbor Funds at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2015
54

Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor International Fund
Institutional Class	0.74%
Actual		$3.57	$1,000	$ 914.90
Hypothetical (5% return)		3.77	1,000	1,021.38
Administrative Class	0.99%
Actual		$4.77	$1,000	$ 913.70
Hypothetical (5% return)		5.04	1,000	1,020.09
Investor Class	1.11%
Actual		$5.36	$1,000	$ 913.30
Hypothetical (5% return)		5.65	1,000	1,019.47
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.15	$1,000	$ 939.40
Hypothetical (5% return)		4.33	1,000	1,020.81
Administrative Class	1.10%
Actual		$5.38	$1,000	$ 938.30
Hypothetical (5% return)		5.60	1,000	1,019.52
Investor Class	1.22%
Actual		$5.96	$1,000	$ 937.50
Hypothetical (5% return)		6.21	1,000	1,018.90
55

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Global Growth Fund
Institutional Class	0.90%
Actual		$4.52	$1,000	$ 990.90
Hypothetical (5% return)		4.58	1,000	1,020.55
Administrative Class	1.15%
Actual		$5.77	$1,000	$ 989.50
Hypothetical (5% return)		5.85	1,000	1,019.26
Investor Class	1.27%
Actual		$6.36	$1,000	$ 989.00
Hypothetical (5% return)		6.46	1,000	1,018.64
Harbor Emerging Markets Equity Fund
Institutional Class	1.17%
Actual		$5.28	$1,000	$ 788.20
Hypothetical (5% return)		5.95	1,000	1,019.16
Administrative Class	1.43%
Actual		$6.44	$1,000	$ 787.00
Hypothetical (5% return)		7.27	1,000	1,017.82
Investor Class	1.55%
Actual		$6.97	$1,000	$ 785.80
Hypothetical (5% return)		7.88	1,000	1,017.19

*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
56

Harbor International & Global Funds
Additional Information (Unaudited)

Additional Tax Information
(Currency in thousands)
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor International Fund	6%
Harbor International Growth Fund	3
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2015:
Amount
Harbor International Fund	$148,079
Harbor Global Growth Fund	3,590
For the fiscal year ended October 31, 2015, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following for Federal income tax purposes:
	Foreign Taxes Paid	Foreign Source Earned Income
Harbor International Fund	$57,036	$812,972
Harbor International Growth Fund	321	4,591
Harbor Emerging Markets Equity Fund	108	906
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2015 will receive a Form 1099-DIV in January 2016 that will show the tax character of those distributions.
Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
57

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is:[Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).
Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None
Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None
Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007–2014).	28	Director of Noranda Aluminum Holdings Corp. (2007–2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None
58

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President (2014-Present), Compliance Director (2007-Present), Assistant Secretary (2006-Present), and Vice President (2007-2014) Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
59

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
60

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
61

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
62

Glossary—Continued

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
63

Glossary—Continued

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
64

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.IG.1015

Annual Report
October 31, 2015
Strategic Markets  Funds

	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX
Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds
Annual Report Overview (Unaudited)

The Funds fiscal year ended October 31, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2015
HARBOR STRATEGIC MARKETS FUNDS	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	-28.36%	-28.52%
Harbor Unconstrained Bond Fund	-2.61	-2.82

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2015
Bloomberg Commodity Index Total ReturnSM; commodities	-25.72%
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.26
Barclays U.S. Aggregate Bond; domestic bonds	1.96

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
STRATEGIC MARKET FUNDS	2011	2012	2013	2014	2015
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.02%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.35
Harbor Unconstrained Bond Fund
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%	1.03%
Administrative Class	1.30	1.30	1.30	1.30	1.30	1.28

1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2015 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
1

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Broad measures of commodity prices fell in the fiscal year ended October 31, 2015 for the third consecutive fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -25.72%. Lower oil prices, weaker prices of other commodities and a strong U.S. dollar all contributed to the lower commodity returns.
Market volatility, lower oil prices, a strong U.S. dollar and divergences among policies of some major economies contributed to modest or negative returns in the major fixed income markets. The uncertainty regarding when the Federal Reserve (Fed) would begin to raise short term interest rates contributed to the challenges in the fixed income markets in fiscal 2015.
The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 1.96% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of -1.42%. The BofA Merrill Lynch U.S. High Yield Index had a return of -2.05%.
Money market investments produced barely positive returns as the Fed continued to hold the federal funds target rate at the 0.0%-to-0.25% range established in December 2008.
Harbor Strategic Market Funds
Harbor Commodity Real Return Strategy Fund with a return of -28.36% trailed its benchmark, the Bloomberg Commodity Total ReturnSM Index, by 264 basis points in fiscal 2015. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor Unconstrained Bond Fund had a return of -2.61%. The Harbor Unconstrained Bond Fund underperformed the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index by 287 basis points and trailed the Barclays U.S. Aggregate Bond Index by 457 basis points.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended October 31, 2015
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Bloomberg Commodity Index Total ReturnSM	-25.72%	-9.85%	-5.10%	N/A
Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	3.84%	13.83%	8.06%	10.70%
S&P 500 (large cap stocks)	5.20	14.33	7.85	10.84
Russell Midcap® (mid cap stocks)	2.77	13.91	8.85	12.16
Russell 2000® (small cap stocks)	0.34	12.06	7.47	9.60
Russell 3000® Growth	8.72	15.16	9.06	10.24
Russell 3000® Value	0.24	13.04	6.71	10.84
International & Global
MSCI EAFE (ND) (foreign stocks)	-0.07%	4.81%	4.05%	7.82%
MSCI World (ND) (global stocks)	1.77	9.15	5.79	8.76
MSCI All Country World (ND) (global stocks)	-0.03	7.68	5.67	N/A
MSCI Emerging Markets (ND) (emerging markets)	-14.53	-2.80	5.70	N/A
Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	-2.05%	6.01%	7.48%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.96	3.03	4.72	6.96%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.02	0.07	1.31	3.77
Barclays U.S. TIPS (inflation-linked bonds)	-1.42	2.06	4.17	N/A
Domestic Equity and International Equity
Domestic equities had modest gains in fiscal 2015, following double-digit returns the previous fiscal year. Slowing growth in China, continued weakness in energy prices and concerns about when the Fed would begin to raise short-term interest rates weighed on the domestic equity markets. The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 3.84% for the fiscal year ended October 31, 2015. The S&P 500, an index of larger companies, had a return of 5.20% in fiscal 2015, while the Russell 2000® Index, a small-company benchmark, had a return of 0.34%.
International equity markets produced flat to negative returns in fiscal 2015, reflecting concerns over weak economic growth in both developed and emerging markets. Slowing growth in China and the possible interest rate increase by the Fed contributed to the weak market conditions. The MSCI EAFE (ND) Index, an index of companies based in developed overseas markets,
2

had a return of -0.07% for the fiscal year, the second consecutive fiscal year of modest negative returns. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., had a return of -0.03%. The MSCI Emerging Markets (ND) Index returned -14.53%. (All international and global returns are in U.S. dollars.)
Consider Your Risk Tolerance and Keep a Long-Term View
Volatility returned to equity and bond markets in 2015. Swift movements in the value of stocks and bonds can make even the most experienced investors uncomfortable. Markets are uncertain and can move quickly up or down. No one knows how equity or fixed income markets will perform in any short-term period.
The recent market volatility is a good reminder for every investor to evaluate their risk tolerance. A diversified portfolio consistent with your risk tolerance and financial objectives can help you manage the uncertainty of the markets over the long term.
Harbor Funds always encourages investors to take a long-term perspective with all investments. Harbor offers actively-managed equity, strategic markets and fixed income funds to help investors build a diversified portfolio to achieve their long-term investment goals.
Thank you for your investment in Harbor Funds.

December 21, 2015

David G. Van Hooser
Chairman
3

Harbor Commodity Real Return Strategy Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (“PIMCO”)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2008
Nicholas J. Johnson
Since 2015
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2008.
Investment Objective
Maximize real return, consistent with prudent investment management
Principal Style Characteristics
Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments
Mihir P. Worah

Nicholas J. Johnson

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
Bond markets remained impacted by market volatility and global monetary policy decisions for the fiscal year ended October 31, 2015. The end of 2014 saw an increase in volatility as oil prices plunged and economic growth prospects and monetary policy expectations continued to diverge in regions across the globe. As 2015 began, we saw the continuance of many themes from the previous year, including general U.S. dollar strength, lower oil prices, and weaker commodity prices. Diverging global growth continued to impact markets as the Federal Reserve (Fed) remained an outlier as over 20 central banks eased monetary policy during the first quarter of 2015, including the European Central Bank (ECB).
July began with Greece in the spotlight - however, these headlines quickly moved to the back page, as Greek officials conceded to creditors’ demands. Focus instead turned to the ongoing slide in China’s stock market, and the People’s Bank of China’s surprise devaluation of the currency. While the devaluation was small relative to other global currency moves, it sparked another round of global uncertainty surrounding China’s ability to effectively manage a smooth transition to a different and slower growth model. Volatility spiked and remained elevated given other negative headlines, including rising geopolitical instability.
Despite broader global financial market turmoil, economic growth in the U.S. remained robust coming into the end of the fiscal year. A strong labor market has helped to support robust consumption growth in the U.S. However, even with these positive economic indicators, the Fed decided in September to not hike rates due to global economic and financial developments. Despite efforts from Fed members to clarify their message and keep the market ready for a 2015 hike, markets initially pushed off expectations for a rate hike to 2016. However, a hawkish statement by the Federal Open Market Committee in October renewed speculation of a December “lift-off.”
After ending the first half of 2015 relatively flat, commodities faced headwinds during the third quarter of the calendar year as the asset class was no exception to the effects of poor China sentiment, which outweighed some commodity specific tailwinds. The energy sector in particular faced the biggest challenges with crude oil prices testing new lows, even with support from decreased U.S. production. U.S. Treasury Inflation Protected Securities (TIPS) underperformed U.S. nominal Treasuries during the fiscal year as breakeven inflation levels came under heavy pressure alongside the drop in crude oil prices and general market turbulence.
The U.S. Treasury curve flattened during the 2015 fiscal year as longer-dated securities outperformed those with shorter-dated maturities. Negative headlines impacted global risk sentiment and generated market volatility across asset classes as fixed income spread sectors generally underperformed most U.S. government bonds over the fiscal year.
PERFORMANCE
Harbor Commodity Real Return Strategy Fund returned -28.36% (Institutional Class) and -28.52% (Administrative Class) for fiscal year 2015, underperforming the –25.72% return of the Bloomberg Commodity Index Total ReturnSM benchmark. From a longer-term perspective, the Fund has outperformed the index since its inception in 2008 and for the five-year period ended October 31, 2015.
The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The following strategies helped returns during the fiscal year:
•	Implementation of value-added commodity alpha strategies
•	Tactical exposure to non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation as the housing recovery continued
•	Short currency exposure to the euro and Japanese yen, which weakened given divergent central bank monetary policies.
4

Harbor Commodity Real Return Strategy Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	93.6%
Italy Buoni Poliennali Del Tesoro	4.0%
U.K. Gilt Inflation Linked	2.5%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY	2.4%
JP Morgan Chase & Co.	2.4%
Ally Financial Inc.	1.9%
Telefonica Emisiones SAU	1.8%
Bear Stearns Alt-A Trust	1.6%
Brazil Letras Do Tesouro Nacional	1.6%
AT&T Inc.	1.3%
The following strategies were negative or neutral for returns during the fiscal year:
•	Underweight positioning to the long-end of the yield curve, where bond prices rallied most in the past year
•	The use of TIPS collateral, which underperformed U.S. Treasury bills as inflation expectations declined
•	Exposure to Brazilian local duration given political uncertainty which drove Brazilian rates higher and eroded confidence in the government’s ability to enact needed fiscal reforms.
OUTLOOK AND STRATEGY
Over the next 12 months, we expect some significant and widening divergences among the world’s major economies. Our view is that the global economy will expand at a 2.5% to 3.0% pace, with inflation of 2% to 2.5%. In the U.S., we expect growth in the range of 2.25% to 2.75% as projected employment and wage gains should continue to support consumption, while historically low mortgage rates and a pent-up demand for housing are likely to boost residential construction.
For the eurozone, we expect economic growth of 1.5% to 2.0% and inflation of 1% to 1.5%. The tailwinds from low oil prices and a weaker euro should support growth in the year ahead while for the first time in several years fiscal policy is no longer projected to be a drag on Gross Domestic Product (GDP). Moreover, the transmission of accommodative monetary policy to easier credit conditions continued to gain traction. Despite this more optimistic outlook, we see a significant probability that the ECB will expand its quantitative easing program before its scheduled conclusion in September 2016.
In China, we believe that the pace of growth will slow even further, but Japan’s growth should improve modestly to 1.25% to 1.75%. The challenges facing China today are substantial. The economy confronts a property bust, a collapse in equity prices, falling exports and an over-levered shadow banking system. While we expect additional policy accommodation, we believe that growth will continue to slow toward 5.5% to 6.5%. Because growth in Japan has yet to benefit from the structural reforms of Abenomics’ “third arrow” and there is only a limited prospect that inflation will reach the 2% target, we see a possibility that the BOJ expands its easing program yet again.
We expect dispersion across emerging markets to continue, especially given the ongoing volatility in commodity markets. In Brazil, we believe that the macroeconomic outlook will largely be a derivative of domestic politics as congressional gridlock continued. We expect the recession to deepen further in months ahead with meaningful downside risks as business confidence and investment remain weak.
With respect to portfolio strategy, we plan to:
•	Tactically manage real duration within the TIPS collateral portfolio with a focus on the intermediate portion of the yield curve, where we see superior opportunity for roll-down, the price appreciation that typically occurs as fixed income securities start to mature and roll down a steep yield curve
•	Hold marginal positions in global inflation-linked bonds in countries that we believe offer higher real, or inflation-adjusted, yields and potential policy maneuverability
•	Maintain an allocation to non-agency mortgages, as we believe that they offer an attractive source of yield
•	Remain selective in allocations to emerging markets, where we favor Mexican inflation-linked securities; we believe that the Mexican real rate curve is steep and breakevens look attractive relative to historical realized inflation
•	Maintain a slight U.S. dollar overweight with smaller allocations to higher yielding currencies.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non- diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
5

Harbor Commodity Real Return Strategy Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2029
Cusip	411511397
Ticker	HACMX
Inception Date	09/02/2008
Net Expense Ratio	0.94% [a]
Total Net Assets (000s)	$108,267

ADMINISTRATIVE CLASS
Fund #	2229
Cusip	411511389
Ticker	HCMRX
Inception Date	09/02/2008
Net Expense Ratio	1.19% [a]
Total Net Assets (000s)	$761
Portfolio Statistics
Average Market Coupon	1.41%
Yield to Maturity	2.38%
Current 30-Day Yield (Institutional Class)	0.86%
Weighted Average Maturity	2.83 years
Weighted Average Duration	2.53 years
Portfolio Turnover (Year Ended 10/31/2015)	784%
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	0.00%
>1 to 5	74.07%
>5 to 10	50.27%
>10 to 15	-16.89%
>15 to 20	0.44%
>20 to 25	0.54%
>25 yrs.	-8.43%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 09/02/2008 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Commodity Real Return Strategy Fund
Institutional Class	-28.36%	-9.60%	-8.26%	09/02/2008	$5,393
Administrative Class	-28.52	-9.80	-8.48	09/02/2008	5,301
Comparative Index
Bloomberg Commodity Index Total ReturnSM	-25.72%	-9.85%	-10.16%	—	$4,641
As stated in the Fund’s current prospectus, the expense ratios were 0.98% (Net) and 1.05% (Gross) (Institutional Class); and 1.23% (Net) and 1.30% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
6

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—October 31, 2015

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -32.2%)
ASSET-BACKED SECURITIES—8.0%
Principal Amount (000s)		Value (000s)
	Bayview Financial Acquisition Trust
	Series 2006-D Cl. 1A2
$94	5.660%—12/28/2036[1]	$94
	Bear Stearns Asset Backed Securities Trust
	Series 2006-2 Cl. M1
576	0.617%—07/25/2036[2]	571
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-HE3 Cl. M2
1,000	0.917%—09/25/2035[2]	951
	Commercial Industrial Finance Corp.
	Series 2007-1A Cl. A1L
577	0.571%—05/10/2021[2,3]	574
	Series 2006-2A Cl. A1L
50	0.584%—03/01/2021[2,3]	50
		624
	Countrywide Asset-Backed Certificates
	Series 2005-15 Cl. 1AF6
159	5.525%—04/25/2036[4]	162
	First Franklin Mortgage Loan Trust
	Series 2005-FFH1 Cl. M2
900	0.717%—06/25/2036[2]	660
	Series 2005-FF11 Cl. A2D
739	0.877%—11/25/2035[2]	738
		1,398
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
619	0.583%—05/21/2021[2,3]	608
	IndyMac Home Equity Loan Trust
	Series 2004-2 Cl. A
333	0.314%—09/28/2036[2]	331
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
225	0.437%—06/25/2036[2]	124
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
118	0.267%—10/25/2036[2]	69
	Series 2006-HE8 Cl. A1
387	0.327%—10/25/2036[2]	302
		371
	People's Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
600	1.547%—01/25/2035[2]	508
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. A1B
231	0.477%—08/25/2035[2]	229
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€691	0.222%—12/15/2023[2]	718
ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)
	Small Business Administration Participation Certificates
	Series 2007-20K Cl. 1
$335	5.510%—11/01/2027	$375
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	0.477%—05/25/2036[2]	161
	Stone Tower Capital LLC
	Series 2007-6A Cl. A1
424	0.545%—04/17/2021[2,3]	418
	Structured Asset Investment Loan Trust
	Series 2006-BNC2 Cl. A5
861	0.357%—05/25/2036[2]	715
	Venture CLO Ltd.[5]
	Series 2006-7A Cl. A1A
398	0.547%—01/20/2022[2,3]	390
TOTAL ASSET-BACKED SECURITIES
(Cost $8,481)		8,748

COLLATERALIZED MORTGAGE OBLIGATIONS—6.3%
	Banc of America Mortgage Trust
	Series 2004-1 Cl. 5A1
19	6.500%—09/25/2033	19
	Bear Stearns Alt-A Trust
	Series 2004-8 Cl. 1A
940	0.897%—09/25/2034[2]	916
	Series 2005-5 Cl. 25A1
974	4.777%—07/25/2035[4]	803
		1,719
	ChaseFlex Trust
	Series 2007-M1 Cl. 2F4
342	6.350%—08/25/2037[1]	289
	Countrywide Alternative Loan Trust
	Series 2005-79CB Cl. A5
295	5.500%—01/25/2036	269
	Series 2006-19CB Cl. A4
97	6.000%—08/25/2036[2]	90
	Series 2007-5CB Cl. 1A13
158	6.000%—04/25/2037	140
	Series 2007-5CB Cl. 1A4
369	6.000%—04/25/2037	327
		826
	Deutsche Alt-A Securities Mortgage Loan Trust
	Series 2007-OA4 Cl. 1A1B
776	0.327%—08/25/2047[2]	648
	Series 2007-AB1 Cl. A1
597	0.497%—04/25/2037[2]	318
		966
	Granite Mortgages plc
	Series 2004-2 Cl. 2A1
€110	0.243%—06/20/2044[2]	120
	HarborView Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
$150	0.417%—05/19/2035[2]	125
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-HOA1 Cl. A11
551	0.377%—07/25/2047[2]	399
	Lehman XS Trust
	Series 2006-12N Cl. A31A
198	0.397%—08/25/2046[2]	152
	Marche Mutui Srl
	Series 5 Cl. A
€16	0.339%—10/27/2065[2]	18
7

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Series 4 Cl. A
€51	0.342%—02/25/2055[2]	$55
	Series 6 Cl. A1
104	2.189%—01/27/2064[2]	117
		190
	Merrill Lynch Mortgage Investors Trust
	Series 2006-1 Cl. 1A
$248	2.481%—02/25/2036[4]	243
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
222	2.203%—06/25/2036[4]	218
	Residential Accredit Loans Inc.
	Series 2006-QS13 Cl. 1A6
677	6.000%—09/25/2036	548
	Residential Asset Securitization Trust
	Series 2006-A12 Cl. A2
122	6.250%—11/25/2036	90
	Thornburg Mortgage Securities Trust
	Series 2006-4 Cl. A2B
107	5.108%—07/25/2036[2]	106
	Wachovia Mortgage Loan Trust LLC
	Series 2005-B Cl. 2A4
573	2.747%—10/20/2035[4]	520
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2006-AR1 Cl. 2A1A
359	1.292%—01/25/2046[2]	348
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,612)		6,878

CORPORATE BONDS & NOTES—13.0%
	Ally Financial Inc.
1,600	3.500%—07/18/2016	1,614
400	5.500%—02/15/2017	416
		2,030
	AT&T Inc.
100	1.257%—06/30/2020[4]	99
200	2.450%—06/30/2020	198
400	3.000%—06/30/2022	393
500	3.400%—05/15/2025	486
100	4.500%—05/15/2035	94
200	4.750%—05/15/2046	185
		1,455
	Banco Popular Espanol SA MTN[6]
€100	11.500%—10/10/2018[4,7]	121
	Banco Santander SA
200	6.250%—09/11/2021[4,7]	213
	Barclays Bank plc
$200	7.750%—04/10/2023[4]	217
	Barclays plc
€400	6.500%—09/15/2019[4,7]	444
200	8.000%—12/15/2020[4,7]	241
		685
	BG Energy Capital plc
£100	6.500%—11/30/2072[4]	164
	Chesapeake Energy Corp.
$100	3.571%—04/15/2019[4]	65
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
2,600	0.653%—04/28/2017[2]	2,600
	Goldman Sachs Group Inc.
400	1.537%—09/15/2020[4]	401
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Hellenic Railways Organization SA
	€200	4.028%—03/17/2017	$194
		Hewlett Packard Enterprise Co.
	$150	2.450%—10/05/2017[3]	151
	150	2.850%—10/05/2018[3]	150
			301
		JP Morgan Chase & Co. MTN[6]
	2,600	0.870%—04/25/2018[4]	2,589
		National Bank of Greece SA
	€100	3.875%—10/07/2016	106
		Navient Corp. MTN[6]
	$300	0.293%—11/01/2016[4,8]	284
		Petrobras Global Finance BV
	€100	2.750%—01/15/2018	98
	$100	3.000%—01/15/2019	83
	200	4.375%—05/20/2023	146
			327
		SSE plc
	€200	5.625%—10/1/2017[4,7]	234
		Telefonica Emisiones SAU
	$1,950	0.976%—06/23/2017[4]	1,944
		Turkiye Garanti Bankasi AS
	200	2.817%—04/20/2016[3,4]	201
TOTAL CORPORATE BONDS & NOTES
(Cost $14,469)			14,131

FOREIGN GOVERNMENT OBLIGATIONS—13.1%
		Athens Urban Transportation Organisation MTN[6]
	€100	4.851%—09/19/2016	99
		Autonomous Community of Catalonia
	100	4.950%—02/11/2020	119
		Brazil Letras Do Tesouro Nacional
R$	9,180	0.000%—10/01/2016-01/01/2019[9]	1,753
		Bundesobligation Inflation Linked[8]
	€318	0.750%—04/15/2018	362
		Colombian TES
COL$	585,635	3.000%—03/25/2033[8]	176
		Deutsche Bundesrepublik Inflation Linked Bond[8]
	€696	1.500%—04/15/2016	766
		Italy Buoni Poliennali Del Tesoro
	2,118	1.700%—09/15/2018[8]	2,470
	700	2.250%—04/22/2017[8]	794
	271	2.350%—09/15/2024[3,8]	347
	560	2.550%—10/22/2016[8]	631
	106	3.100%—09/15/2026[8]	146
			4,388
		Mexican Bonos
MEX$	4,253	4.750%—06/14/2018	260
		Mexican Bonos de Proteccion Al Ahorro
	1,900	3.320%—06/29/2017[4,8]	117
		Mexican Udibonos
	2,559	4.000%—11/15/2040[8]	164
	6,927	4.500%—11/22/2035[8]	479
			643
		New Zealand Government Bond
NZD$	1,200	2.000%—09/20/2025[8]	838
		Slovenia Government Bond
	€600	4.700%—11/01/2016[3]	690
		Spain Government Bond
	700	3.800%—04/30/2024[3]	910
	100	5.400%—01/31/2023[3]	141
			1,051
8

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Spain Government Inflation Linked Bond[8]
€199	1.000%—11/30/2030[3]	$218
	U.K. Gilt Inflation Linked[8]
£1,542	0.125%—03/22/2024-03/22/2068	2,590
66	0.375%—03/22/2062	173
		2,763
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $16,190)		14,243

MORTGAGE PASS-THROUGH—0.4%
(Cost $376)
	Federal National Mortgage Association
$384	4.000%—02/01/2041	410

PURCHASED OPTIONS—0.1%
No. of Contracts/ Notional
	Commodity - Aluminum Futures
1	$1,500.00—12/02/2015	1
	Commodity - Brent Crude Oil Futures
1	$83.00—12/11/2015	—
	Commodity - Brent Crude Oil Futures Swap Option
3	$87.00—01/29/2016-03/31/2016	—
	Commodity - Corn Futures
4	$340.00—11/20/2015	—
	Commodity - Gold Futures
2	$1,105.00—11/24/2015	1
	Currency Option Euro vs. U.S. Dollar
3,500,000	€ 1.32—11/06/2015	—
600,000	€ 1.33—11/27/2015	—
		—
	Eurodollar Futures
121	$99.38—12/14/2015	1
	Federal National Mortgage Association Future 30 year
2,000,000	$120.00—11/05/2015	—
	Interest Rate Swap Option 1 year
14,500,000	0.950%—12/15/2015-01/05/2016	1
17,200,000	1.000%—06/23/2016-06/24/2016	28
15,400,000	1.500%—04/06/2016-04/29/2016	2
		31
	Interest Rate Swap Option 30 year
1,000,000	2.680%—12/11/2017	101
	U.K. LIBOR Future 90 day[11]
86	£ 98.50—12/21/2016	9
	U.S. Treasury Bonds Future 30 year
23	$202.00—11/20/2015	—
	U.S. Treasury Notes Future 5 year
149	$109.50—11/20/2015	1
17	$114.00—11/20/2015	—
		1
	U.S. Treasury Notes Future 10 year
82	$107.00—11/20/2015	1
150	$109.50—11/20/2015	3
		4
TOTAL PURCHASED OPTIONS
(Premiums Paid/Cost $231)		149

U.S. GOVERNMENT OBLIGATIONS—91.3%
Principal Amount (000s)		Value (000s)
	U.S. Treasury Bonds
$980	2.500%—02/15/2045	$893
820	2.875%—08/15/2045	810
710	3.000%—11/15/2044-05/15/2045	719
		2,422
	U.S. Treasury Floating Rate Note
500	0.187%—07/31/2017[4]	500
	U.S. Treasury Inflation Indexed Bonds[8]
31,113	0.125%—04/15/2016-07/15/2024	31,001
201	0.250%—01/15/2025	194
301	0.375%—07/15/2025	294
19,466	0.625%—07/15/2021-01/15/2024	19,742
1,285	0.750%—02/15/2045	1,143
12,344	1.250%—07/15/2020	12,945
4,325	1.375%—07/15/2018-02/15/2044	4,497
5,290	1.625%—01/15/2018	5,483
7,144	1.875%—07/15/2019	7,631
5,484	2.375%—01/15/2017-01/15/2027	5,965
4,712	2.500%—07/15/2016-01/15/2029	4,969
115	2.625%—07/15/2017	121
348	3.875%—04/15/2029[10]	482
		94,467
	U.S. Treasury Notes
1,900	1.500%—05/31/2020	1,904
300	1.750%—03/31/2022[10]	298
		2,202
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $99,591)		99,591

SHORT-TERM INVESTMENTS—18.4%
REPURCHASE AGREEMENTS—14.9%
12,200	Repurchase Agreement with BNP Paribas SA dated October 30, 2015 due November 02, 2015 at 0.140% collateralized by U.S. Treasury Floating Rate Notes (market value $12,451)	12,200
3,600	Repurchase Agreement with Citigroup Inc. dated October 30, 2015 due November 02, 2015 at 0.160% collateralized by U.S. Treasury Notes (market value $3,655)	3,600
466	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $476)	466
		16,266
U.S. GOVERNMENT AGENCIES—0.8%
	Federal Home Loan Bank Discount Notes
100	0.120%—01/27/2016	100
100	0.290%—02/19/2016	100
		200
	Federal National Mortgage Association Discount Notes
600	0.260%—02/02/2016	600
		800
U.S. GOVERNMENT OBLIGATIONS—2.7%
	U.S. Treasury Bills
1,129	0.143%—01/28/2016[10]	1,129
9

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)
U.S. GOVERNMENT OBLIGATIONS—Continued
$1,821	0.145%—01/14/2016[10]	$1,820
1	0.150%—01/07/2016[10]	1
		2,950
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,016)		20,016
TOTAL INVESTMENTS—150.6%
(Cost $165,966)		164,166
CASH AND OTHER ASSETS, LESS LIABILITIES—(50.6)%		(55,138)
TOTAL NET ASSETS—100.0%		$109,028
FUTURES CONTRACTS OPEN AT OCTOBER 31, 2015
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Brent Crude Oil Futures (Buy)	2	$ 2	12/16/2015	$ 2
Brent Crude Oil Futures (Buy)	22	22	01/29/2016	(16)
Brent Crude Oil Futures (Buy)	6	6	02/29/2016	(7)
Brent Crude Oil Futures (Buy)	3	3	05/31/2016	1
Brent Crude Oil Futures (Buy)	24	24	10/31/2016	(36)
Brent Crude Oil Futures (Sell)	12	12	11/13/2015	1
Brent Crude Oil Futures (Sell)	3	3	01/14/2016	4
Brent Crude Oil Futures (Sell)	22	22	04/29/2016	—
Brent Crude Oil Futures (Sell)	4	4	07/29/2016	5
Brent Crude Oil Futures (Sell)	5	5	01/31/2017	23
Brent Crude Oil Futures (Sell)	7	7	04/28/2017	(1)
Cocoa Futures (Buy)	4	—	03/16/2017	(1)
Cocoa Futures (Sell)	1	—	03/15/2016	—
Cocoa Futures (Sell)	3	—	09/15/2016	—
Corn Futures (Sell)	8	40	07/14/2016	—
Corn Futures (Sell)	2	10	12/14/2016	—
Gold Futures (Sell)	12	1	12/29/2015	40
Light Sweet Crude Oil Futures (Buy)	5	5	12/21/2015	—
Light Sweet Crude Oil Futures (Buy)	2	2	08/19/2016	(2)
Light Sweet Crude Oil Futures (Buy)	16	16	08/22/2016	(16)
Light Sweet Crude Oil Futures (Buy)	7	7	11/21/2016	(12)
Light Sweet Crude Oil Futures (Buy)	4	4	02/21/2017	1
Light Sweet Crude Oil Futures (Sell)	1	1	11/20/2015	(1)
Light Sweet Crude Oil Futures (Sell)	2	2	02/19/2016	—
Light Sweet Crude Oil Futures (Sell)	17	17	02/22/2016	(1)
Light Sweet Crude Oil Futures (Sell)	10	10	05/20/2016	11
Light Sweet Crude Oil Futures (Sell)	3	3	05/22/2017	4
Light Sweet Crude Oil Futures (Sell)	1	1	11/20/2017	—
Light Sweet Crude Oil Futures (Sell)	1	1	11/19/2018	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	11/30/2015	(1)
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	12/31/2015	(1)
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	01/29/2016	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	02/29/2016	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	03/31/2016	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	04/29/2016	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	05/31/2016	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	06/30/2016	—
Natural Gas Futures (Buy)	11	110	11/25/2015	(39)
Natural Gas Futures (Buy)	10	100	03/29/2016	(30)
Natural Gas Futures (Buy)	1	10	05/26/2016	—
Natural Gas Futures (Buy)	7	70	06/28/2016	(27)
Natural Gas Futures (Buy)	1	10	03/29/2017	(2)
Natural Gas Futures (Sell)	20	200	12/29/2015	89
Natural Gas Futures (Sell)	7	70	02/25/2016	32
Natural Gas Futures (Sell)	2	20	04/27/2016	2
10

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Natural Gas Futures (Sell)	1	$ 10	02/24/2017	$ 2
Natural Gas Swap Futures (Buy)	1	3	12/29/2015	(4)
Natural Gas Swap Futures (Buy)	1	3	01/27/2016	(4)
Natural Gas Swap Futures (Buy)	1	3	02/25/2016	(4)
Natural Gas Swap Futures (Buy)	3	8	04/27/2016	(13)
Natural Gas Swap Futures (Buy)	7	18	05/26/2016	(29)
Natural Gas Swap Futures (Buy)	19	48	06/28/2016	(40)
Natural Gas Swap Futures (Buy)	7	18	07/27/2016	(28)
Natural Gas Swap Futures (Buy)	7	18	08/29/2016	(28)
Natural Gas Swap Futures (Buy)	7	18	09/28/2016	(27)
Natural Gas Swap Futures (Buy)	7	18	10/27/2016	(26)
Natural Gas Swap Futures (Buy)	7	18	11/28/2016	(24)
Natural Gas Swap Futures (Buy)	1	3	12/27/2018	(4)
Natural Gas Swap Futures (Buy)	1	3	01/29/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	02/26/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	03/27/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	04/26/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	05/29/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	06/26/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	07/29/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	08/28/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	09/26/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	10/29/2019	(4)
Natural Gas Swap Futures (Buy)	1	3	11/26/2019	(4)
Natural Gas Swap Futures (Sell)	1	3	03/29/2016	1
Platinum Futures (Buy)	14	1	01/27/2016	(3)
Red Wheat Futures (Buy)	4	20	12/14/2015	(2)
Soybean Futures (Buy)	1	5	11/14/2016	—
Sugar Futures (Buy)	2	224	06/30/2016	—
Sugar Futures (Sell)	2	224	02/29/2016	—
U.S. Teasury Bond Futures-30 year (Sell)	15	1,500	12/21/2015	(13)
U.S. Treasury Note Futures-5 year (Buy)	147	14,700	12/31/2015	33
U.S. Treasury Note Futures-10 year (Buy)	150	15,000	12/21/2015	28
Wheat Futures (Buy)	4	20	12/14/2015	(1)
Wheat Futures (Sell)	8	40	12/14/2015	(5)
Total Futures Contracts				$(213)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2015
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
U.K. LIBOR 90 day Future (Put)	CME Group	86	£ 98.00	12/21/2016	$2	$(1)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Index/ Rate/Price/ Spread	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 1 year (Call)	Deutsche Bank AG	400,000	243.200 [j]	06/01/2016	$ —	$ —
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,600,000	234.810 [j]	03/24/2020	18	(21)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	200,000	244.170 [j]	05/16/2024	1	(1)
Inflation-Linked Swap Option 20 year (Call)	Goldman Sachs Bank USA	500,000	120.720 [j]	06/22/2035	23	(9)
Variance Option S&P GSCI Energy Official Close Index ER (Call)	Goldman Sachs International	200,000	1.21 [v]	11/12/2015	1	—
Variance Option S&P GSCI Natural Gas Official Close Index ER (Call)	Goldman Sachs International	400,000	1.21 [v]	11/10/2015	1	—
Variance Option S&P GSCI Copper Official Close Index ER (Call)	Goldman Sachs International	300,000	0.64 [v]	11/12/2015	1	—
Variance Option S&P GSCI Copper Official Close Index ER (Call)	Goldman Sachs International	300,000	0.66 [v]	12/11/2015	1	—
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	4,200,000	2.500%	12/11/2017	140	(75)
Interest Rate Swap Option 5 year 5 year (Call)	Goldman Sachs Bank USA	5,000,000	2.400	03/14/2016	19	(20)
Interest Rate Swap Option 5 year 5 year (Call)	Goldman Sachs Bank USA	1,800,000	2.500	01/19/2016	7	(6)
Interest Rate Swap Option 5 year 5 year (Call)	Goldman Sachs Bank USA	5,000,000	2.500	02/18/2016	16	(23)
Interest Rate Swap Option 5 year 5 year (Put)	Goldman Sachs Bank USA	1,800,000	3.000	01/19/2016	7	(5)
11

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty	Number of Contracts/ Notional	Strike Index/ Rate/Price/ Spread	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year 5 year (Call)	JP Morgan Chase Bank NA	120,000	2.500%	01/25/2016	$ —	$ (1)
Interest Rate Swap Option 5 year 5 year (Call)	Royal Bank of Scotland plc	1,580,000	2.500	01/25/2016	6	(6)
Commodity - Aluminum Futures (Call)	Goldman Sachs International	1	$ 1,725.00	12/02/2015	—	—
Commodity - Aluminum Futures (Put)	JP Morgan Chase Bank NA	1	1,500.00	12/02/2015	1	(1)
Commodity - Corn Futures (Call)	CME Group	3	430.00	11/20/2015	1	—
Commodity - Crude Oil Futures (Call)	CME Group	2	(0.25)	11/19/2015	—	—
Commodity - Crude Oil Futures (Call)	CME Group	1	— [k]	11/19/2015	—	—
Commodity - Crude Oil Futures (Call)	CME Group	4	— [k]	12/18/2015	—	—
Commodity - Crude Oil Futures (Call)	CME Group	4	— [k]	01/19/2016	—	—
Commodity - Crude Oil Futures (Call)	CME Group	4	— [k]	02/19/2016	—	—
Commodity - Crude Oil Futures (Put)	CME Group	2	(1.00)	11/19/2015	—	—
Commodity - Crude Oil Futures (Put)	CME Group	5	(0.75)	11/19/2015	1	(1)
Commodity - Gasoline Futures (Call)	CME Group	1	215.00	11/24/2015	1	—
Commodity - Heating Oil Futures (Call)	CME Group	1	2.50	01/29/2016	2	—
Commodity - Heating Oil Futures (Call)	CME Group	1	2.50	02/29/2016	2	—
Commodity - Heating Oil Futures (Call)	CME Group	1	2.50	03/31/2016	2	—
Commodity - Natural Gas Futures (Call)	CME Group	2	2.70	11/24/2015	1	(1)
Commodity - Natural Gas Futures (Put)	CME Group	2	2.00	11/24/2015	1	(1)
Commodity - Platinum Futures (Put)	CME Group	4	890.00	11/18/2015	2	—
Commodity - Wheat Futures (Put)	CME Group	3	460.00	11/20/2015	2	—
Currency Option Euro vs. U.S. Dollar (Put)	Goldman Sachs Bank USA	500,000	€ 1.09	11/25/2015	5	(3)
Currency Option Euro vs. U.S. Dollar (Put)	Goldman Sachs Bank USA	470,000	1.10	11/25/2015	5	(5)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	300,000	$ 4.00	03/17/2016	13	(16)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Deutsche Bank AG	700,000	3.70	01/14/2016	12	(8)
Total Written Options Not Settled Through Variation Margin					$292	$(203)
Total Written Options					$294	$(204)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2015
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	BNP Paribas SA	$ 161	$ 159	11/12/2015	$ (2)
Brazilian Real (Buy)	BNP Paribas SA	213	213	11/04/2015	—
Brazilian Real (Buy)	Credit Suisse International	392	391	11/04/2015	1
Brazilian Real (Buy)	Credit Suisse International	13	13	12/02/2015	—
Brazilian Real (Buy)	Deutsche Bank AG	2,026	1,942	11/04/2015	84
Brazilian Real (Buy)	Deutsche Bank AG	1,800	1,775	12/02/2015	25
Brazilian Real (Buy)	Goldman Sachs Bank USA	210	210	11/04/2015	—
Brazilian Real (Sell)	Bank of America NA	233	254	10/04/2016	21
Brazilian Real (Sell)	BNP Paribas SA	212	212	11/04/2015	—
Brazilian Real (Sell)	Credit Suisse International	392	392	11/04/2015	—
Brazilian Real (Sell)	Deutsche Bank AG	1,816	1,793	11/04/2015	(23)
Brazilian Real (Sell)	Deutsche Bank AG	210	210	11/04/2015	—
Brazilian Real (Sell)	Goldman Sachs Bank USA	210	209	11/04/2015	(1)
Brazilian Real (Sell)	JP Morgan Chase Bank	345	407	01/05/2016	62
Brazilian Real (Sell)	JP Morgan Chase Bank	2,642	3,350	04/04/2016	708
Brazilian Real (Sell)	JP Morgan Chase Bank	209	227	10/04/2016	18
British Pound Sterling (Buy)	Bank of America NA	3,151	3,132	11/03/2015	19
British Pound Sterling (Buy)	Bank of America NA	123	122	11/12/2015	1
British Pound Sterling (Buy)	JP Morgan Chase Bank NA	422	417	11/12/2015	5
British Pound Sterling (Buy)	UBS AG	569	566	11/12/2015	3
British Pound Sterling (Sell)	Bank of America NA	3,151	3,107	11/03/2015	(44)
British Pound Sterling (Sell)	Bank of America NA	3,150	3,131	12/02/2015	(19)
British Pound Sterling (Sell)	JP Morgan Chase Bank NA	460	455	11/12/2015	(5)
British Pound Sterling (Sell)	UBS AG	762	758	11/12/2015	(4)
Canadian Dollar (Sell)	Deutsche Bank AG	110	109	11/12/2015	(1)
Chinese Yuan (Buy)	JP Morgan Chase Bank	367	363	11/03/2015	4
Chinese Yuan (Sell)	Barclays Capital	367	360	11/03/2015	(7)
Chinese Yuan (Sell)	JP Morgan Chase Bank	358	355	10/24/2016	(3)
Colombian Peso (Sell)	Goldman Sachs Bank USA	168	163	11/17/2015	(5)
Euro Currency (Buy)	Bank of America NA	11,795	11,812	11/03/2015	(17)
Euro Currency (Buy)	BNP Paribas SA	182	185	11/03/2015	(3)
Euro Currency (Buy)	Credit Suisse International	568	582	11/03/2015	(14)
12

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Buy)	Goldman Sachs Bank USA	$ 1,528	$ 1,578	11/03/2015	$ (50)
Euro Currency (Buy)	Goldman Sachs Bank USA	176	179	11/12/2015	(3)
Euro Currency (Buy)	JP Morgan Chase Bank NA	826	847	11/03/2015	(21)
Euro Currency (Buy)	UBS AG	1,041	1,059	11/03/2015	(18)
Euro Currency (Buy)	UBS AG	62	62	12/02/2015	—
Euro Currency (Sell)	Bank of America NA	78	80	11/12/2015	2
Euro Currency (Sell)	Bank of America NA	11,669	11,683	12/02/2015	14
Euro Currency (Sell)	JP Morgan Chase Bank NA	73	75	11/12/2015	2
Euro Currency (Sell)	UBS AG	15,939	16,222	11/03/2015	283
Euro Currency (Sell)	UBS AG	6	6	11/12/2015	—
Hungarian Forint (Sell)	Société Générale	4	4	12/18/2015	—
Indian Rupee (Buy)	HSBC Bank USA	20	20	11/02/2015	—
Indian Rupee (Buy)	JP Morgan Chase Bank	1,191	1,198	11/02/2015	(7)
Indian Rupee (Buy)	JP Morgan Chase Bank	2,052	2,068	11/18/2015	(16)
Indian Rupee (Buy)	Société Générale	815	818	11/02/2015	(3)
Indian Rupee (Buy)	UBS AG	1,776	1,772	01/21/2016	4
Indian Rupee (Sell)	HSBC Bank USA	20	20	11/02/2015	—
Indian Rupee (Sell)	HSBC Bank USA	1,098	1,106	11/18/2015	8
Indian Rupee (Sell)	JP Morgan Chase Bank	356	350	11/02/2015	(6)
Indian Rupee (Sell)	JP Morgan Chase Bank	836	839	11/02/2015	3
Indian Rupee (Sell)	JP Morgan Chase Bank	1,188	1,195	11/18/2015	7
Indian Rupee (Sell)	Société Générale	816	800	11/02/2015	(16)
Japanese Yen (Buy)	Bank of America NA	997	1,002	11/12/2015	(5)
Japanese Yen (Buy)	UBS AG	1,109	1,111	11/04/2015	(2)
Japanese Yen (Sell)	HSBC Bank USA	1,109	1,116	11/04/2015	7
Japanese Yen (Sell)	UBS AG	1,109	1,111	12/02/2015	2
Mexican Peso (Buy)	Barclays Bank plc	272	264	12/18/2015	8
Mexican Peso (Buy)	Credit Suisse International	221	217	12/18/2015	4
Mexican Peso (Buy)	HSBC Bank USA	145	146	12/18/2015	(1)
Mexican Peso (Sell)	BNP Paribas SA	1,782	1,736	12/18/2015	(46)
New Zealand Dollar (Sell)	Goldman Sachs Bank USA	740	691	11/12/2015	(49)
Singapore Dollar (Sell)	HSBC Bank USA	292	287	12/10/2015	(5)
South African Rand (Sell)	JP Morgan Chase Bank NA	84	85	12/18/2015	1
South Korean Won (Sell)	JP Morgan Chase Bank	715	695	01/21/2016	(20)
Taiwan Dollar (Sell)	Goldman Sachs Bank USA	281	277	12/04/2015	(4)
Total Forward Currency Contracts					$876

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2015
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000%	09/17/2024	€ 600	$ (26)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.000	03/16/2026	4,600	(57)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.500	03/16/2046	600	(30)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	2.000	03/16/2026	£ 1,390	(17)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	2.250	03/16/2046	2,310	(70)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.150	04/02/2020	MEX$41,500	1
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.390	07/10/2025	9,300	(9)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	12/16/2017	$ 6,100	(30)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	1,100	4
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	4,500	89
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.230	09/16/2025	1,100	(18)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	10/02/2025	2,000	(53)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	12/16/2025	12,400	(553)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	12/16/2045	8,550	(587)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.570	02/10/2046	100	—
Interest Rate Swaps						$(1,356)
13

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	14.560%	01/04/2021	R$ 400	$ (3)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	13.450	01/04/2021	400	(6)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	13.450	01/04/2021	400	(6)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	14.500	01/04/2021	3,000	(23)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	13.420	01/04/2021	1,400	(21)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	13.450	01/04/2021	3,400	(51)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	14.500	01/04/2021	1,800	(14)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	14.560	01/04/2021	3,300	(24)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.550	10/15/2017	€ 100	—
Credit Suisse International	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.620	09/15/2018	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.580	10/15/2017	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.610	09/15/2018	200	1
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	10/15/2018	200	—
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	09/15/2018	100	—
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	10/15/2018	300	1
JP Morgan Chase Bank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.580	10/15/2017	300	—
Société Générale Paris	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.680	10/15/2018	100	—
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.530	10/15/2017	400	—
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.610	09/15/2018	200	—
Bank of America NA	UK Retail Prices Index All Items NSA	Pay	3.430	06/15/2030	£ 600	37
Bank of America NA	UK Retail Prices Index All Items NSA	Pay	3.350	08/15/2030	600	27
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	400	20
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.550	12/11/2044	100	11
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044	100	12
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.140	01/14/2030	710	8
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.330	08/15/2030	2,000	59
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.320	05/15/2030	300	12
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Receive	1.730	08/26/2025	$ 300	1
Barclays Bank plc	US Consumer Price Index Urban Consumers NSA	Receive	2.090	10/11/2017	2,800	(118)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	5,600	(346)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.490	11/19/2016	1,500	(28)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.000	11/20/2016	2,300	(43)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.470	11/21/2016	400	(7)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.830	11/29/2016	800	(22)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.850	11/29/2016	3,400	(96)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018	900	(47)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.730	03/04/2019	175	(3)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	1.730	04/15/2016	1,900	(46)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.420	02/12/2017	1,400	(78)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.210	10/11/2018	1,700	(92)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016	6,500	(202)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	8,200	(506)
Interest Rate Swaps						$(1,593)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON INDICES
Counterparty	Floating/Fixed Rate	Pay/ Receive Index Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	0.350%	Receive	JP Morgan FNJ Commodity Index	02/16/2016	$ 3,583	36	$ 44
Bank of America NA	U.S. Treasury Bills	Receive	Bloomberg Commodity Index Total ReturnSM	02/16/2016	14,854	82	(399)
BNP Paribas SA	U.S. Treasury Bills	Receive	Bloomberg Commodity Index Total ReturnSM	02/16/2016	4,085	20	(110)
Citibank NA	U.S. Treasury Bills	Receive	Bloomberg Commodity Index Total ReturnSM	02/16/2016	12,183	136	(337)
Credit Suisse International	U.S. Treasury Bills	Receive	Bloomberg Commodity Index Total ReturnSM	02/16/2016	4,331	24	(116)
Goldman Sachs Bank USA	U.S. Treasury Bills	Receive	Bloomberg Commodity Index Total ReturnSM	02/16/2016	11,729	54	(317)
JP Morgan Chase Bank NA	U.S. Treasury Bills	Receive	Bloomberg Commodity Index Total ReturnSM	02/16/2016	8,543	35	(199)
Morgan Stanley Capital Services LLC	U.S. Treasury Bills	Receive	Bloomberg Commodity Index Total ReturnSM	02/16/2016	48,524	245	(1,302)
Société Générale Paris	U.S. Treasury Bills	Receive	Bloomberg Commodity Index Total ReturnSM	02/16/2016	8,050	44	(216)
Total Return Swaps on Indices							$(2,952)
14

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
TOTAL RETURN SWAPS ON COMMODITIES
Counterparty	Reference Entity/Assets	Pay/ Receive Fixed Price/ Spread	Fixed Price per Unit/ Spread	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Diesel, EBOB, Fuel Oil, Naptha and Sulfur vs. Brent Crude Oil	Receive	$ 6.40	12/31/2016	3,600	$ (1)
JP Morgan Chase Bank NA	Diesel, EBOB, Fuel Oil, Naptha and Sulfur vs. Brent Crude Oil	Receive	6.50	12/31/2016	1,200	(1)
JP Morgan Chase Bank NA	EBOB vs. Brent Crude Oil	Receive	8.90	09/30/2016	6,000	8
JP Morgan Chase Bank NA	EBOB vs. Brent Crude Oil	Receive	8.95	09/30/2016	3,000	4
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	1.94	12/31/2015	2,000	—
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	2.04	12/31/2015	2,000	—
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	1.94	03/31/2016	3,000	—
Goldman Sachs International	Jet Fuel, Naptha and Fuel Oil vs. Brent Crude Oil	Receive	2.04	03/31/2016	3,000	(1)
Bank of America NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.75)	12/31/2015	228	—
Bank of America NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(8.15)	12/31/2015	2,000	12
BNP Paribas SA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.55)	12/31/2015	358	—
Citibank NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.50)	12/31/2015	178	—
Goldman Sachs International	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.40)	12/31/2015	214	—
Goldman Sachs International	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(3.00)	12/31/2015	330	—
JP Morgan Chase Bank NA	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(2.30)	12/31/2015	502	—
Morgan Stanley Capital Services LLC	Light Louisiana Sweet Crude Oil vs. Brent Crude Oil Spread	Receive	(3.30)	12/31/2015	190	—
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	1,154.88	01/11/2016	100	1
Goldman Sachs International	London Platinum & Palladium Market Platinum PM Fix Price/USD	Receive	1,032.38	01/11/2016	100	(4)
Total Return Swaps on Commodities						$ 18
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON COMMODITIES
Counterparty	Reference Entity/Assets	Pay/ Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$ 0.06	11/25/2015	$ 90	$ 4
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.08	03/24/2020	179	2
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.08	04/22/2020	531	7
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.09	04/27/2020	341	6
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.09	04/28/2020	169	3
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.07	07/29/2020	377	6
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.11	04/29/2020	152	6
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.11	05/07/2020	150	6
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.09	07/24/2020	167	3
Morgan Stanley Capital Services LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.05	04/21/2016	520	16
Goldman Sachs International	London Silver Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.11	11/25/2015	70	(3)
Morgan Stanley Capital Services LLC	London Silver Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.09	04/21/2016	400	(7)
Deutsche Bank AG	S&P GSCI Crude Oil Official Close Index	Pay	0.06	11/17/2015	50	(8)
Deutsche Bank AG	West Texas Intermediate Crude Oil Futures December 2015	Pay	0.04	11/17/2015	60	7
Variance Swaps on Commodities						$48
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	JSC GAZPROM	Sell	1.000%	03/20/2016	2.232%	$(1)	$(15)	$ 200	$ 14
JP Morgan Chase Bank NA	JSC GAZPROM	Sell	1.000	03/20/2016	2.232	(1)	(15)	200	14
Goldman Sachs International	Sberbank	Sell	1.000	03/20/2016	4.447	—	(5)	100	5
Credit Default Swaps									$ 33
Total Swaps									$(5,802)

15

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2015
Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$ 820	U.S. Treasury Bonds	$ 809	$ (810)
1,511	U.S. Treasury Inflation Indexed Bonds[8]	1,503	(1,503)
	Fixed Income Investments Sold Short	$2,312	$(2,313)
16

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 8,748	$—	$ 8,748
Collateralized Mortgage Obligations	—	6,878	—	6,878
Corporate Bonds & Notes	—	14,131	—	14,131
Foreign Government Obligations	—	14,243	—	14,243
Mortgage Pass-Through	—	410	—	410
Purchased Options	16	133	—	149
U.S. Government Obligations	—	99,591	—	99,591
Short-Term Investments
Repurchase Agreements	—	16,266	—	16,266
U.S. Government Agencies	—	800	—	800
U.S. Government Obligations	—	2,950	—	2,950
Total Investments in Securities	$ 16	$164,150	$—	$164,166
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 1,296	$—	$ 1,296
Futures Contracts	279	—	—	279
Swap Agreements	—	451	—	451
Total Financial Derivative Instruments - Assets	$ 279	$ 1,747	$—	$ 2,026
Liability Category
Fixed Income Investments Sold Short	$ —	$ (2,313)	$—	$ (2,313)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (420)	$—	$ (420)
Futures Contracts	(492)	—	—	(492)
Swap Agreements	—	(6,253)	—	(6,253)
Written Options	(4)	(200)	—	(204)
Total Financial Derivative Instruments - Liabilities	$(496)	$ (6,873)	$—	$ (7,369)
Total Investments	$(201)	$156,711	$—	$156,510
There were no Level 3 holdings at October 31, 2014 or October 31, 2015. Any securities transferred during the year were not held at year end.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
17

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

1	Step coupon security, the stated rate represents the rate in effect at October 31, 2015.
2	Floating rate security, the stated rate represents the rate in effect at October 31, 2015.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $4,848 or 4% of net assets.
4	Variable rate security, the stated rate represents the rate in effect at October 31, 2015.
5	CLO after the name of a security stands for Collateralized Loan Obligation.
6	MTN after the name of a security stands for Medium Term Note.
7	Perpetuity bond, the maturity date represents the next callable date.
8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
9	Zero coupon bond.
10	At October 31, 2015, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $1,375 or 1% of net assets.
11	Purchased option that requires periodic settlement of variation margin.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
j	Amount represents Index Value.
k	Strike price to be determined at future date.
v	Amount represents the initial strike value of variance of the price of the underlying commodity or index.
R$	Brazilian Real
£	British Pound
COL$	Colombian Peso
€	Euro
MEX$	Mexican Peso
NZD$	New Zealand Dollar
The accompanying notes are an integral part of the Financial Statements.
18

Harbor Unconstrained Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (“PIMCO”)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Marc P. Seidner
Since 2015
Mohsen Fahmi
Since 2014
Daniel J. Ivascyn
Since 2014
PIMCO has subadvised the Fund since 2010.
Investment Objective
Total return
Principal Style Characteristics
Broad range of fixed income instruments without benchmark constraints or significant sector/instrument limitations
Marc P. Seidner

Mohsen Fahmi

Daniel J. Ivascyn

Management’s Discussion of
Fund Performance
MARKET REVIEW
Market volatility continued to have a strong influence on bond markets for the fiscal year ended October 31, 2015. Throughout the first part of 2015, we saw the continuance of many themes from 2014, including generalized U.S. dollar strength, lower oil prices, and various divergences, whether between different developed markets or between different risk sectors.
In the first quarter of 2015, diverging global growth continued to impact markets as the Federal Reserve (Fed) remained an outlier as over 20 central banks eased monetary policy. The European Central Bank (ECB) launched the highly anticipated quantitative easing program in January, targeting 60 billion euro in purchases per month. However, bond and equity rallies in Europe reversed course following a strong first quarter as uncertainty surrounding Greece overshadowed improvements in the underlying economy; the country missed its IMF payments and Prime Minister Tsipras called a referendum on creditor demands.
Market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates and devalue the currency. While the devaluation was small relative to other global currency moves, it sparked another round of global uncertainty surrounding China’s ability to effectively manage a smooth transition to a different and slower growth model. Volatility spiked and remained elevated given other negative headlines, including rising geopolitical instability. The combination of heightened market volatility, growth concerns abroad and a drop in inflation expectations caused caution among global policymakers.
Despite broader global financial market turmoil, economic growth in the U.S. remained robust coming into the end of the fiscal year. A strong labor market has helped to support robust consumption growth in the U.S. However, even with these positive economic indicators, the Fed decided in September to not hike rates due to global economic and financial developments. Despite efforts from Fed members to clarify their message and keep the market ready for a 2015 hike, markets initially pushed off expectations for a rate hike to 2016. However, a hawkish statement by the Federal Open Markets Committee in October renewed speculation of a December “lift-off.”
The U.S. Treasury curve flattened during the 2015 fiscal year as longer-dated securities outperformed those with shorter-dated maturities. Negative headlines impacted global risk sentiment and generated market volatility across asset classes as fixed income spread sectors generally underperformed most U.S. government bonds over the fiscal year.
PERFORMANCE
For the year ended October 31, 2015, Harbor Unconstrained Bond Fund returned -2.61% (Institutional Class) and -2.82% (Administrative Class), underperforming the BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index which returned 0.26%, and the Barclays U.S. Aggregate Bond Index, which returned 1.96% over the same period.
The following strategies helped returns for fiscal year 2015:
•	Short currency exposure to the euro and Japanese yen, which weakened given divergent central bank monetary policies
•	Tactical exposure to non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation as the housing recovery continued
•	An allocation to high yield, which provided an attractive source of yield.
The following strategies were negative or neutral for returns:
•	Exposure to Brazilian local duration given political uncertainty which drove Brazilian rates higher and eroded confidence in the government’s ability to enact needed fiscal reforms
19

Harbor Unconstrained Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	27.5%
Countrywide Asset-Backed Certificates	4.4%
Bank of America Corp.	3.7%
Bear Stearns Asset Backed Securities Trust	2.9%
Ford Motor Credit Co. LLC	2.8%
Ally Financial Inc.	2.5%
JP Morgan Chase & Co.	2.4%
Bear Stearns Alt-A Trust	2.1%
First Franklin Mortgage Loan Trust	2.0%
Washington Mutual Mortgage Pass Through	1.9%
•	Interest rate strategies in the U.S. including duration and yield curve positioning as the yield curve flattened during the 2015 fiscal year as longer-dated securities outperformed those with shorter-dated maturities
•	An allocation to Treasury Inflation Protected Securities (TIPS) as inflation expectations fell, causing TIPS to underperform.
OUTLOOK AND STRATEGY
Over the next 12 months, we expect the global economy to expand at a 2.5% to 3.0% pace, with inflation of 2% to 2.5%. Within this baseline view, there are some significant and widening divergences among the world’s major economies. We see the balance of risks to the global economy tilted somewhat to the downside, due in part to China-related market volatility and the diminishing returns of unconventional monetary policy. On the upside, we believe that stimulus from low oil prices has yet to fully flow through to the global economy
We expect U.S. growth in the range of 2.25% to 2.75% over the next four quarters and Consumer Price Index (CPI) inflation of 1.75% to 2.25%. Projected employment and wage gains should continue to support consumption, while historically low mortgage rates and a pent-up demand for housing are likely to boost residential construction. In contrast, business investment may be constrained by further cutbacks in oil drilling and exploration, while exports are expected to feel the delayed effects of a stronger dollar and slower growth in emerging economies.
For the eurozone, we expect economic growth of 1.5% to 2.0% and inflation of 1% to 1.5%. The tailwinds from low oil prices and a weaker euro should support growth in the year ahead while for the first time in several years fiscal policy is no longer projected to be a drag on Gross Domestic Product (GDP). Moreover, the transmission of accommodative monetary policy to easier credit conditions continued to gain traction. Despite this more optimistic outlook, we see a significant probability that the ECB will expand its quantitative easing program before its scheduled conclusion in September 2016.
In China, we believe that the pace of growth will slow even further, but Japan’s growth should improve modestly to 1.25% to 1.75%. The challenges facing China today are substantial. The economy confronts a property bust, a collapse in equity prices, falling exports and an over-levered shadow banking system. While we expect additional policy accommodation, we believe that growth will continue to slow toward 5.5% to 6.5%. Because growth in Japan has yet to benefit from the structural reforms of Abenomics’ “third arrow” and there is only a limited prospect that inflation will reach the 2% target, we see a possibility that the Bank of Japan (BoJ) expands its easing program yet again.
We expect dispersion across emerging markets to continue, especially given the ongoing volatility in commodity markets. In Brazil, we believe that the macroeconomic outlook will largely be a derivative of domestic politics as congressional gridlock continued. We expect the recession to deepen further in months ahead with meaningful downside risks as business confidence and investment remain weak.
With respect to portfolio strategy, we plan to:
•	Reduce emphasis on U.S. interest rate risk as we believe that the economy continued to show signs of a broad-based and self-sustaining recovery
•	Selectively add exposure to short-dated credit in companies with strong growth and pricing power, and in industries with perceived high barriers to entry and improving fundamentals.
•	Maintain a bias in favor of the U.S. dollar, as we believe that divergent monetary policies are likely to lead to continued strength in the dollar.
•	Hold non-agency mortgage-backed securities, which we believe offer attractive value relative to other spread sectors
•	Remain selective in allocations to emerging markets debt, as we believe that the pace of economic growth in the developing world has slowed
•	Continue to hold positions in TIPS, or Treasury Inflation-Protected Securities, as we believe that inflation expectations embedded in markets still appear depressed despite the Fed’s efforts to reflate the economy.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.
20

Harbor Unconstrained Bond Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2032
Cusip	411512817
Ticker	HAUBX
Inception Date	04/01/2010
Net Expense Ratio	1.05% [a]
Total Net Assets (000s)	$24,151

ADMINISTRATIVE CLASS
Fund #	2232
Cusip	411512791
Ticker	HRUBX
Inception Date	04/01/2010
Net Expense Ratio	1.30% [a]
Total Net Assets (000s)	$888
Portfolio Statistics
Average Market Coupon	2.32%
Yield to Maturity	2.85%
Current 30-Day Yield (Institutional Class)	2.06%
Weighted Average Maturity	1.60 years
Weighted Average Duration	-0.45 years
Portfolio Turnover (Year Ended 10/31/2015)	784%
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	174.49%
>1 to 5	-119.71%
>5 to 10	43.99%
>10 to 15	2.40%
>15 to 20	0.51%
>20 to 25	0.03%
>25 yrs.	-1.71%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US dollar 3-Month LIBOR Constant Maturity Index and Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 04/01/2010 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Unconstrained Bond Fund
Institutional Class	-2.61%	1.57%	2.17%	04/01/2010	$11,277
Administrative Class	-2.82	1.33	1.92	04/01/2010	11,120
Comparative Indices
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.26%	0.31%	0.32%	—	$10,182
Barclays U.S. Aggregate Bond	1.96	3.03	3.86	—	12,354
As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 1.35% (Gross) (Institutional Class); and 1.30% (Net) and 1.60% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
21

Harbor Unconstrained Bond Fund
Portfolio of Investments—October 31, 2015

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -14.7%)
ASSET-BACKED SECURITIES—27.1%
Principal Amount (000s)		Value (000s)
	ACE Securities Corp. Home Equity Loan Trust
	Series 2006-OP2 Cl. A1
$41	0.352%—08/25/2036[1]	$35
	Argent Securities Inc.
	Series 2006-M2 Cl. A2B
286	0.307%—09/25/2036[1]	113
	Asset Backed Securities Corp.
	Series 2005-HE6 Cl. M5
500	0.877%—07/25/2035[1]	407
	Bear Stearns Asset Backed Securities Trust
	Series 2007-SD2 Cl. 2A1
852	0.597%—09/25/2046[1]	733
	Belle Haven ABS CLO Ltd.[2]
	Series 2004-1A Cl. A1ST
38	0.694%—11/03/2044[1,3]	20
	Series 2004-1A Cl. A1SB
77	0.734%—11/03/2044[1,3]	40
		60
	Countrywide Asset-Backed Certificates
	Series 2007-2 Cl. 2A3
381	0.337%—08/25/2037[1]	344
	Series 2007-BC3 Cl. 1A
435	0.377%—11/25/2047[1]	346
	Series 2007-11 Cl. 2A3
365	0.387%—06/25/2047[1]	336
	Series 2006-1 Cl. AF5
100	5.884%—07/25/2036[4]	81
		1,107
	Credit-Based Asset Servicing and Securitization LLC
	Series 2007-CB3 Cl. A3
171	5.731%—03/25/2037[4]	104
	Series 2007-CB3 Cl. A4
171	5.971%—03/25/2037[4]	106
		210
	First Franklin Mortgage Loan Trust
	Series 2004-FF8 Cl. M3
591	1.622%—10/25/2034[1]	497
	Fremont Home Loan Trust
	Series 2005-FHLT Cl. D M1
500	0.607%—11/25/2035[1]	370
	Goldentree Loan Opportunities VII Ltd.
	Series 2013-7A Cl. A
300	1.470%—04/25/2025[1,3]	294
	Huntington CLO Ltd.[2]
	Series 2005-1A Cl. A1A
45	0.604%—11/05/2040[1,3]	43
ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)
	Indymac Residential Asset Backed Trust
	Series 2007-B Cl. 2A2
$51	0.357%—07/25/2037[1]	$32
	JP Morgan Mortgage Acquisition Trust
	Series 2006-CW1 Cl. A5
200	0.437%—05/25/2036[1]	180
	Master Specialized Loan Trust
	Series 2007-1 Cl. A
413	0.567%—01/25/2037[1,3]	271
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2007-HE2 Cl. A2B
645	0.287%—01/25/2037[1]	368
	Series 2007-NC1 Cl. A2C
81	0.337%—11/25/2036[1]	51
	Series 2006-NC5 Cl. A4
94	0.347%—10/25/2036[1]	58
		477
	Morgan Stanley Capital I Inc. Trust
	Series 2006-HE1 Cl. A4
98	0.487%—01/25/2036[1]	89
	Morgan Stanley Home Equity Loan Trust
	Series 2007-1 Cl. A3
252	0.337%—12/25/2036[1]	143
	Newcastle CLO V Ltd.[2]
	Series 2004-5A Cl. 1
3	0.667%—12/24/2039[1,3]	3
	OHA Credit Partners VIII Ltd.
	Series 2013-8A Cl. A
300	1.437%—04/20/2025[1,3]	294
	Ownit Mortgage Loan Asset Backed Certificates
	Series 2006-4 Cl. A2C
67	0.347%—05/25/2037[1]	47
	RASC Trust
	Series 2003-KS4 Cl. AIIB
549	0.777%—06/25/2033[1]	469
	Securitized Asset Backed Receivables LLC Trust
	Series 2004-OP1 Cl. M1
52	0.962%—02/25/2034[1]	49
	Sierra Madre Funding Ltd.
	Series 2004-1A Cl. A1A
126	0.574%—09/07/2039[1,3]	100
	Series 2004-1A Cl. ALTB
293	0.595%—09/07/2039[1,3]	233
		333
	SLM Student Loan Trust
	Series 2010-A Cl. 2A
99	3.446%—05/16/2044[1,3]	103
	Stone Tower Capital LLC
	Series 2007-6A Cl. A1
35	0.545%—04/17/2021[1,3]	35
	Structured Asset Investment Loan Trust
	Series 2005-8 Cl. A4
35	0.557%—10/25/2035[1]	34
	Tralee CLO III Ltd.[2]
	Series 2014-3A Cl. A2
300	1.667%—07/20/2026[1,3]	296
	Triaxx Prime CLO[2]
	Series 2007-1A Cl. A1D
66	0.453%—10/02/2039[1,3]	52
TOTAL ASSET-BACKED SECURITIES
(Cost $5,820)		6,776

22

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

BANK LOAN OBLIGATIONS—0.4%
Principal Amount (000s)		Value (000s)
(Cost $100)
	Charter Com Operating LLC
	Term Loan I
$100	3.500%—01/24/2023[5]	$100

COLLATERALIZED MORTGAGE OBLIGATIONS—9.8%
	American Home Mortgage Assets Trust
	Series 2006-2 Cl. 1A1
43	1.182%—09/25/2046[1]	31
	Banc of America Alternative Loan Trust
	Series 2003-2 Cl. CB1
17	5.750%—04/25/2033	18
	Banc of America Funding Trust
	Series 2007-D Cl. 1A4
52	0.424%—06/20/2047[1]	50
	Series 2004-A Cl. 4A1
11	2.707%—06/20/2032[5]	12
		62
	BCAP LLC Trust
	Series 2011 Cl. RR5
56	5.250%—06/26/2036[3]	49
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A2
27	2.480%—08/25/2035[1]	28
	Series 2005-1 Cl. 4A1
10	2.773%—03/25/2035[5]	10
	Series 2004-10 Cl. 15A1
6	2.820%—01/25/2035[5]	5
		43
	Bear Stearns Alt-A Trust
	Series 2006-4 Cl. 12A1
648	0.537%—08/25/2036[1]	519
	Berica ABS Srl
	Series 2011-1 Cl. A1
€87	0.259%—12/31/2055[1]	94
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-3 Cl. 1A1
$46	0.019%—08/25/2035[5]	44
	First Horizon Mortgage Pass Through Trust
	Series 2005-AR4 Cl. 2A1
30	2.662%—10/25/2035[5]	26
	Granite Mortgages plc
	Series 2003-3 Cl. 2A
€1	0.329%—01/20/2044[1]	1
	Series 2004-3 Cl. 3A2
£16	0.966%—09/20/2044[1]	25
		26
	Impac CMB Trust
	Series 2004-4 Cl. 1A1
$19	0.837%—09/25/2034[1]	19
	IndyMac IMSC Mortgage Loan Trust
	Series 2004-AR6 Cl. 5A1
9	2.656%—10/25/2034[5]	8
	JP Morgan Alternative Loan Trust
	Series 2006-A3 Cl. 1A3
4	0.347%—07/25/2036[1]	4
	JP Morgan Chase Commercial Mortgage Securities Trust
	Series 2006-LDP8 Cl. 1A1
18	5.397%—05/15/2045	19
	JP Morgan Mortgage Trust
	Series 2006-A2 Cl. 1A1
242	2.792%—04/25/2036[5]	221
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Series 2006-S2 Cl. 2A2
$8	5.875%—06/25/2021	$8
		229
	MASTR Adjustable Rate Mortgages Trust
	Series 2004-4 Cl. 3A1
9	2.298%—05/25/2034[5]	9
	Merrill Lynch Mortgage Investors Trust
	Series 2003-H Cl. A3A
71	1.951%—01/25/2029[5]	70
	Morgan Stanley Capital I Trust
	Series 2007-IQ14 Cl. A1A
114	5.665%—04/15/2049[5]	119
	Structured Asset Mortgage Investments Inc.
	Series 2006-AR7 Cl. A10
147	0.397%—08/25/2036[1]	124
	Structured Asset Securities Corp.
	Series 2005-16 Cl. 1A2
41	5.500%—09/25/2035	42
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C32 Cl. A1A
278	5.713%—06/15/2049[5]	292
	Series 2006-C27 Cl. 1A1
56	5.749%—07/15/2045[5]	58
	Series 2007-C33 Cl. 1A1
45	5.952%—02/15/2051[5]	48
		398
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR6 Cl. 2A1A
11	0.427%—04/25/2045[1]	10
	Series 2005-AR9 Cl. A1A
43	0.517%—07/25/2045[1]	42
	Series 2007-OA1 Cl. 2A
327	0.942%—12/25/2046[1]	223
	Series 2007-HY3 Cl. 2A1
92	2.125%—03/25/2037[5]	82
	Series 2007-HY4 Cl. 3A1
143	4.343%—04/25/2037[5]	132
		489
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,343)		2,442

CORPORATE BONDS & NOTES—40.6%
	Abbey National Treasury Services plc
100	4.000%—04/27/2016	102
	AbbVie Inc.
100	2.500%—05/14/2020	99
400	1.061%—11/06/2015[5]	400
		499
	Actavis Funding SCS
100	1.591%—03/12/2020[5]	99
	AES Corp.
100	3.324%—06/01/2019[5]	96
	Ally Financial Inc.
200	3.500%—07/18/2016	202
400	5.500%—02/15/2017	416
		618
	Anglo American Capital plc
400	1.271%—04/15/2016[3,5]	398
23

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	AT&T Inc.
$100	3.400%—05/15/2025	$97
100	4.750%—05/15/2046	92
		189
	Bank of America Corp.
100	0.651%—08/15/2016[5]	100
200	2.000%—01/11/2018	201
300	5.750%—12/01/2017	324
100	6.500%—08/01/2016	104
		729
	Bank of America Corp. MTN[6]
100	1.139%—03/22/2016[5]	100
100	6.400%—08/28/2017	109
		209
	BP Capital Markets plc
380	0.631%—11/06/2015[5]	380
	BPCE SA
200	5.150%—07/21/2024[3]	207
	CIT Group Inc.
200	4.250%—08/15/2017	205
	Citigroup Inc.
100	1.280%—07/25/2016[5]	100
	Cox Communications Inc.
100	5.875%—12/01/2016[3]	105
	Credit Agricole SA
€100	6.500%—06/23/2021[5,7]	111
	Ford Motor Credit Co. LLC
$300	4.207%—04/15/2016	304
	Ford Motor Credit Co. LLC MTN[6]
400	1.095%—01/17/2017[5]	398
	Gazprom OAO Via Gaz Capital SA
200	5.092%—11/29/2015[3]	201
	General Mills Inc.
400	0.624%—01/29/2016[5]	400
	Goldman Sachs Group Inc.
100	3.500%—01/23/2025	99
	Hellenic Railways Organization SA
€100	4.028%—03/17/2017	97
	Imperial Tobacco Finance plc
$400	2.050%—02/11/2018[3]	400
	International Lease Finance Corp.
100	8.750%—03/15/2017	108
	JP Morgan Chase & Co.
100	1.220%—01/25/2018[5]	100
400	3.450%—03/01/2016	404
		504
	JP Morgan Chase & Co. MTN[6]
100	0.952%—02/26/2016[5]	100
	KBC Bank NV
200	8.000%—01/25/2023[5]	221
	Kroger Co.
100	2.200%—01/15/2017	102
	Metropolitan Life Global Funding I
400	0.456%—06/23/2016[3,5]	400
	MGM Resorts International
100	6.875%—04/01/2016	102
	Morgan Stanley
100	1.750%—02/25/2016	100
	Mylan Inc.
100	1.800%—06/24/2016	100
	NBCUniversal Enterprise Inc.
200	0.858%—04/15/2016[3,5]	200
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Petrobras Global Finance BV
	$100	2.694%—03/17/2017[1]	$95
	100	5.375%—01/27/2021	81
			176
		Pricoa Global Funding I MTN[6]
	300	0.471%—05/16/2016[3,5]	300
		Sinopec Group Overseas Development 2014 Ltd.
	200	1.101%—04/10/2017[3,5]	200
		SLM Corp. MTN[6]
	100	8.450%—06/15/2018	108
		Verizon Communications Inc.
	200	1.867%—09/15/2016[5]	202
	100	5.150%—09/15/2023	112
			314
		Volkswagen Group of America Finance LLC
	200	0.549%—05/23/2016[3,5]	197
		Volkswagen International Finance NV
	1,000	1.150%—11/20/2015[3]	999
TOTAL CORPORATE BONDS & NOTES
(Cost $10,200)			10,177

FOREIGN GOVERNMENT OBLIGATIONS—3.8%
		Brazil Notas Do Tesouro Nacional Série F
R$	2,400	10.000%—01/01/2021-01/01/2025	483
		Hellenic Republic Government Bond
	€100	3.375%—07/17/2017[3]	102
		Italy Buoni Poliennali Del Tesoro
	100	5.000%—03/01/2025[3]	144
		Slovenia Government International Bond
	$200	5.250%—02/18/2024	224
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $1,133)			953

MORTGAGE PASS-THROUGH—2.4%
		Federal Home Loan Mortgage Corp.
	96	1.555%—10/25/2021[5]	7
		Federal Home Loan Mortgage Corp. REMIC[8]
	39	11.619%—04/15/2044[1]	41
	29	12.982%—02/15/2044[1]	30
			71
		Federal National Mortgage Association
	6	2.427%—07/01/2032[1]	7
	74	2.793%—11/01/2042[1]	76
	10	4.500%—02/01/2026	11
			94
		Federal National Mortgage Association REMIC[8]
	21	0.317%—03/25/2034[1]	21
		Government National Mortgage Association TBA[9]
	400	3.500%—12/17/2045	418
TOTAL MORTGAGE PASS-THROUGH
(Cost $613)			611

MUNICIPAL BONDS—2.7%
		Buckeye Tobacco Settlement Financing Authority
	100	5.875%—06/01/2047	86
	100	6.000%—06/01/2042	87
			173
24

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

MUNICIPAL BONDS—Continued
Principal Amount (000s)		Value (000s)
	California State
$100	7.600%—11/01/2040	$150
	City of Chicago, IL
100	7.750%—01/01/2042	102
	New York City, NY
200	5.887%—12/01/2024	244
TOTAL MUNICIPAL BONDS
(Cost $540)		669

PREFERRED STOCKS—0.0%
(Cost $10)
Shares
CONSUMER FINANCE—0.0%
375	Ally Financial Inc.	10

PURCHASED OPTIONS—0.4%
No. of Contracts/ Notional
	Credit Default Swap Option 5 year
2,300,000	1.000%—12/16/2015	—
	Currency Option Euro vs. U.S. Dollar
474,000	€ 1.09—12/04/2015	4
	Currency Option U.S. Dollar vs. Chinese Yuan
125,000	$6.40—02/02/2016	2
125,000	$6.50—02/02/2016	1
125,000	$7.40—02/02/2016	—
125,000	$7.50—02/02/2016	—
300,000	$6.44—08/16/2016-08/17/2016	6
100,000	$6.43—08/17/2016	2
		11
	Currency Option U.S. Dollar vs. Japanese Yen
300,000	$122.50—11/05/2015	—
	Federal National Mortgage Association 30 year Future
2,500,000	$120.00—11/05/2015	—
	Interest Rate Floor Option
500,000	1.180%—11/24/2015	—
	Interest Rate Swap Option 2 year
17,800,000	0.950%—12/01/2015-01/06/2016	36
	Interest Rate Swap Option 3 year 1 year
12,300,000	2.900%—02/04/2016-02/18/2016	2
	Interest Rate Swap Option 5 year
2,600,000	1.500%—09/06/2016	20
	Interest Rate Swap Option 30 year
200,000	3.350%—09/12/2016	3
1,200,000	3.750%—10/27/2017-11/27/2017	27
	U.S. Treasury Bond Future
6	$205.00—11/20/2015	—
	U.S. Treasury Notes Future 5 year
11	$113.00—11/20/2015	—
	U.S. Treasury Notes Future 10 year
10	$109.50—11/20/2015	—
TOTAL PURCHASED OPTIONS
(Premiums Paid/Cost $155)		103

U.S. GOVERNMENT OBLIGATIONS—27.5%
Principal Amount (000s)		Value (000s)
	U.S. Treasury Bonds
$150	3.000%—11/15/2044-05/15/2045	$152
400	3.125%—08/15/2044[11]	415
		567
	U.S. Treasury Inflation Indexed Bonds[12]
301	0.125%—07/15/2024	289
402	0.250%—01/15/2025	387
101	0.750%—02/15/2045	90
1,081	2.000%—01/15/2026[11]	1,215
126	2.375%—01/15/2025	145
		2,126
	U.S. Treasury Notes
700	1.875%—11/30/2021[11]	704
2,600	2.000%—05/31/2021-08/15/2025[11]	2,615
800	2.125%—09/30/2021[11]	817
50	2.125%—05/15/2025	50
		4,186
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $6,906)		6,879

SHORT-TERM INVESTMENTS—4.1%
CERTIFICATES OF DEPOSIT—1.0%
	Sumitomo Mitsui Banking Corp.
250	0.644%—04/29/2016[5]	250
REPURCHASE AGREEMENTS—1.5%
374	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by Federal Home Loan Mortgage Corp. (market value $382)	374
U.S. GOVERNMENT AGENCIES—1.6%
	Federal Home Loan Bank Discount Notes
200	0.095%—01/08/2016	200
100	0.105%—01/19/2016	100
100	0.120%—01/27/2016	100
		400
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,024)		1,024
TOTAL INVESTMENTS—118.8%
(Cost $28,844)		29,744
CASH AND OTHER ASSETS, LESS LIABILITIES—(18.8)%		(4,705)
TOTAL NET ASSETS—100.0%		$25,039
25

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2015
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Buy)	2	€ 200	12/08/2015	$ (1)
Eurodollar Futures-CME 90 day (Buy)	25	$ 6,250	12/14/2015	26
Eurodollar Futures-CME 90 day (Sell)	8	2,000	06/13/2016	(7)
Eurodollar Futures-CME 90 day (Sell)	5	1,250	09/19/2016	(6)
Eurodollar Futures-CME 90 day (Sell)	62	15,500	12/19/2016	(89)
Eurodollar Futures-CME 90 day (Sell)	5	1,250	03/13/2017	(6)
U.S. Treasury Bond Futures 30 year (Sell)	1	100	12/21/2015	(2)
U.S. Treasury Note Futures 5 year (Buy)	11	1,100	12/31/2015	5
U.S. Treasury Note Futures 10 year (Buy)	3	300	12/21/2015	(3)
Total Futures Contracts				$(83)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2015
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Floor Option (Call)	Goldman Sachs Bank USA	1,000,000	0.850%	11/24/2015	$ 1	$ —
Credit Default Swap Option 5 year (Call)	Barclays Bank plc	200,000	1.000	11/18/2015	—	—
Credit Default Swap Option 5 year (Put)	Barclays Bank plc	200,000	1.000	11/18/2015	—	—
Credit Default Swap Option 5 year (Call)	JP Morgan Chase Bank NA	200,000	1.000	11/18/2015	—	—
Credit Default Swap Option 5 year (Put)	JP Morgan Chase Bank NA	600,000	1.000	11/18/2015	1	—
Interest Rate Swap Option 2 year 1 year (Put)	Bank of America NA	100,000	2.500	02/04/2016	—	—
Interest Rate Swap Option 2 year 1 year (Put)	Morgan Stanley Capital Services LLC	6,100,000	2.500	02/04/2016	13	(1)
Interest Rate Swap Option 2 year 1 year (Put)	Morgan Stanley Capital Services LLC	6,100,000	2.500	02/18/2016	13	(1)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	800,000	3.460	11/27/2017	15	(5)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	800,000	3.530	11/27/2017	17	(4)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	800,000	3.550	11/27/2017	14	(4)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	800,000	3.530	02/29/2016	10	—
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	2,600,000	3.550	10/27/2017	45	(12)
Interest Rate Swap Option 10 year (Call)	Bank of America NA	300,000	2.150	12/01/2015	3	(3)
Interest Rate Swap Option 10 year (Call)	Bank of America NA	600,000	2.300	12/01/2015	7	(12)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Bank USA	1,200,000	2.300	12/01/2015	17	(24)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	700,000	1.750	01/06/2016	8	(2)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	400,000	1.970	12/14/2015	2	(2)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley Capital Services LLC	1,000,000	2.000	12/16/2015	12	(6)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	400,000	2.530	12/14/2015	2	—
Interest Rate Swap Option 30 year (Call)	JP Morgan Chase Bank NA	200,000	2.250	09/12/2016	6	(6)
Interest Rate Swap Option 30 year (Call)	Morgan Stanley Capital Services LLC	600,000	2.270	09/06/2016	19	(20)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Bank of America NA	34,000	$ 3.96	03/10/2016	1	(2)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	JP Morgan Chase Bank NA	97,000	3.96	03/10/2016	3	(6)
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	Barclays Bank plc	18,000	7.00	02/02/2016	—	—
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	BNP Paribas SA	100,000	6.98	08/17/2016	1	(1)
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	Credit Suisse International	24,400	6.90	02/02/2016	—	—
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	HSBC Bank USA NA	200,000	6.97	08/16/2016	2	(2)
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	HSBC Bank USA NA	100,000	6.98	08/17/2016	1	(1)
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	JP Morgan Chase Bank NA	225,600	6.90	02/02/2016	3	—
Currency Option U.S. Dollar vs. Chinese Yuan (Call)	UBS AG Stamford	232,000	7.00	02/02/2016	2	—
Currency Option Euro vs. U.S. Dollar (Call)	Bank of America NA	474,000	€ 1.15	12/04/2015	5	—
Currency Option Euro vs. U.S. Dollar (Put)	Bank of America NA	474,000	1.05	12/04/2015	3	(1)
Total Written Options					$226	$(115)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2015
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Bank of America NA	$ 287	$ 287	11/03/2015	$ —
Australian Dollar (Buy)	Bank of America NA	290	284	11/12/2015	6
Australian Dollar (Sell)	Bank of America NA	287	287	12/02/2015	—
Australian Dollar (Sell)	Deutsche Bank AG	287	281	11/03/2015	(6)
Brazilian Real (Buy)	Bank of America NA	32	31	11/04/2015	1
26

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Bank of America NA	$ 11	$ 11	12/02/2015	$ —
Brazilian Real (Buy)	BNP Paribas SA	21	21	11/04/2015	—
Brazilian Real (Buy)	Credit Suisse International	134	140	11/03/2015	(6)
Brazilian Real (Buy)	Credit Suisse International	5	5	11/04/2015	—
Brazilian Real (Buy)	Deutsche Bank AG	306	292	11/04/2015	14
Brazilian Real (Buy)	Deutsche Bank AG	414	408	12/02/2015	6
Brazilian Real (Sell)	Bank of America NA	31	31	11/04/2015	—
Brazilian Real (Sell)	Bank of America NA	31	30	12/02/2015	(1)
Brazilian Real (Sell)	Bank of America NA	149	174	05/03/2016	25
Brazilian Real (Sell)	BNP Paribas SA	21	21	11/04/2015	—
Brazilian Real (Sell)	Credit Suisse International	133	131	11/03/2015	(2)
Brazilian Real (Sell)	Credit Suisse International	5	5	11/04/2015	—
Brazilian Real (Sell)	Deutsche Bank AG	299	295	11/04/2015	(4)
Brazilian Real (Sell)	Deutsche Bank AG	8	8	11/04/2015	—
Brazilian Real (Sell)	JP Morgan Chase Bank	204	237	05/03/2016	33
Brazilian Real (Sell)	UBS AG	226	360	01/04/2017	134
Brazilian Real (Sell)	UBS AG	213	352	07/05/2017	139
British Pound Sterling (Sell)	JP Morgan Chase Bank NA	11	11	11/12/2015	—
British Pound Sterling (Sell)	UBS AG	41	41	11/12/2015	—
Canadian Dollar (Sell)	Deutsche Bank AG	55	55	11/12/2015	—
Chinese Yuan (Buy)	JP Morgan Chase Bank	1,311	1,297	11/03/2015	14
Chinese Yuan (Sell)	Australia and New Zealand Banking Group	196	198	11/03/2015	2
Chinese Yuan (Sell)	Bank of America NA	90	91	11/03/2015	1
Chinese Yuan (Sell)	Barclays Capital	597	579	11/03/2015	(18)
Chinese Yuan (Sell)	BNP Paribas SA	103	100	08/19/2016	(3)
Chinese Yuan (Sell)	Deutsche Bank AG	161	163	11/03/2015	2
Chinese Yuan (Sell)	HSBC Bank USA	66	67	11/03/2015	1
Chinese Yuan (Sell)	HSBC Bank USA	560	547	01/29/2016	(13)
Chinese Yuan (Sell)	HSBC Bank USA	73	71	08/18/2016	(2)
Chinese Yuan (Sell)	HSBC Bank USA	103	100	08/19/2016	(3)
Chinese Yuan (Sell)	JP Morgan Chase Bank	1,280	1,268	10/24/2016	(12)
Chinese Yuan (Sell)	UBS AG	199	201	11/03/2015	2
Chinese Yuan (Sell)	UBS AG	132	129	08/19/2016	(3)
Euro Currency (Buy)	Bank of America NA	601	602	11/03/2015	(1)
Euro Currency (Buy)	Bank of America NA	25	31	06/13/2016	(6)
Euro Currency (Buy)	Bank of America NA	611	600	06/13/2016	11
Euro Currency (Buy)	Bank of America NA	157	154	06/27/2016	3
Euro Currency (Buy)	Deutsche Bank AG	112	137	06/13/2016	(25)
Euro Currency (Buy)	Deutsche Bank AG	123	119	06/13/2016	4
Euro Currency (Buy)	Goldman Sachs Bank USA	71	73	11/03/2015	(2)
Euro Currency (Buy)	UBS AG	17	17	12/02/2015	—
Euro Currency (Sell)	Bank of America Corp.	637	788	06/13/2016	151
Euro Currency (Sell)	Bank of America Corp.	158	196	06/27/2016	38
Euro Currency (Sell)	Bank of America NA	601	602	12/02/2015	1
Euro Currency (Sell)	Barclays Bank plc	174	216	06/27/2016	42
Euro Currency (Sell)	BNP Paribas SA	128	130	11/03/2015	2
Euro Currency (Sell)	Credit Suisse International	7	7	11/03/2015	—
Euro Currency (Sell)	Deutsche Bank AG	234	290	06/13/2016	56
Euro Currency (Sell)	JP Morgan Chase Bank NA	537	546	11/03/2015	9
Indian Rupee (Buy)	JP Morgan Chase Bank	9	9	11/18/2015	—
Japanese Yen (Buy)	Deutsche Bank AG	166	161	11/12/2015	5
Japanese Yen (Buy)	JP Morgan Chase Bank NA	818	822	11/12/2015	(4)
Japanese Yen (Buy)	UBS AG	798	800	11/04/2015	(2)
Japanese Yen (Sell)	Deutsche Bank AG	192	324	10/11/2016	132
Japanese Yen (Sell)	HSBC Bank USA	799	804	11/04/2015	5
Japanese Yen (Sell)	JP Morgan Chase Bank NA	432	433	11/12/2015	1
Japanese Yen (Sell)	UBS AG	798	800	12/02/2015	2
Mexican Peso (Sell)	BNP Paribas SA	36	35	12/18/2015	(1)
Singapore Dollar (Buy)	Bank of America NA	30	30	12/10/2015	—
Singapore Dollar (Sell)	HSBC Bank USA	370	363	12/10/2015	(7)
South Korean Won (Buy)	Credit Suisse International	392	396	11/27/2015	(4)
South Korean Won (Buy)	Deutsche Bank AG	392	394	01/21/2016	(2)
South Korean Won (Buy)	HSBC Bank USA	126	127	01/21/2016	(1)
South Korean Won (Sell)	Deutsche Bank AG	392	394	11/27/2015	2
South Korean Won (Sell)	JP Morgan Chase Bank	519	504	01/21/2016	(15)
27

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Taiwan Dollar (Sell)	Goldman Sachs Bank USA	$ 216	$ 213	12/04/2015	$ (3)
Total Forward Currency Contracts					$698

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2015
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.000%	03/16/2026	€ 100	$ (1)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	2.000	03/18/2022	£ 300	(7)
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.150	06/07/2024	MEX$3,400	2
CME Group	Mexico Interbank TIIE 28 Day	Pay	7.410	08/02/2024	4,900	(4)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	12/16/2016	$ 11,000	(28)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.350	09/28/2017	20,950	(54)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	12/14/2017	4,900	10
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	12/16/2017	1,200	(8)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	12/16/2018	4,300	(53)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	3,800	(100)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	4,800	16
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	2,400	(98)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.330	08/19/2025	200	(5)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	12/16/2025	700	(37)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	12/16/2045	1,300	(40)
Interest Rate Swaps						$(407)
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Dow Jones CDX North America High Yield Index Series 24	Buy	5.000%	06/20/2020	3.405%	$75	$55	$ 1,188	$20
ICE Group	Dow Jones CDX North America High Yield Index Series 24	Buy	5.000	12/20/2020	4.274	34	19	900	15
ICE Group	Dow Jones CDX North America Investment Grade Index Series 24	Buy	1.000	12/20/2020	0.787	26	20	2,300	6
Credit Default Swaps									$41
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	12.360%	01/02/2018	R$ 700	$ (11)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	11.160	01/04/2021	900	(29)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	12.060	01/04/2021	300	(8)
Bank of America NA	Brazil Cetip Interbank Deposit	Pay	12.230	01/04/2021	100	(2)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	15.500	01/02/2018	200	—
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	15.500	01/02/2018	1,600	—
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	11.160	01/04/2021	2,000	(63)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	12.060	01/04/2021	700	(17)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	12.600	01/04/2021	1,500	(32)
28

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	12.360%	01/02/2018	R$ 1,100	$ (10)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	15.500	01/02/2018	400	—
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021	400	(13)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	12.560	01/04/2021	400	(8)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.360	01/02/2018	3,400	(14)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	15.500	01/02/2018	300	—
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021	1,200	(38)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.060	01/04/2021	100	(2)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.230	01/04/2021	200	(4)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.600	01/04/2021	500	(11)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	12.810	01/04/2021	200	(4)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	15.240	01/02/2017	1,000	—
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	12.180	01/02/2018	700	(11)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	12.230	01/04/2021	100	(2)
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	12.810	01/04/2021	1,000	(21)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	15.240	01/02/2017	500	—
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	12.180	01/02/2018	700	(11)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021	100	(3)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	12.060	01/04/2021	800	(17)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	12.230	01/04/2021	200	(5)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	12.810	01/04/2021	200	(4)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.180	01/02/2018	700	(11)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	11.680	01/04/2021	300	(10)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.060	01/04/2021	500	(14)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.230	01/04/2021	200	(5)
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	12.810	01/04/2021	200	(4)
Bank of America NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.710	01/29/2020	€ 400	2
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.700	01/30/2020	300	1
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.740	01/26/2020	200	1
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.660	01/30/2020	600	3
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.990	03/30/2020	500	(4)
Bank of America NA	UK Retail Prices Index All Items NSA	Pay	3.550	12/11/2044	£ 15	2
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.550	12/11/2044	10	1
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044	10	1
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.450	12/15/2044	8	—
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.140	01/14/2030	90	1
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	10	1
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044	10	1
Interest Rate Swaps						$(374)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000%	06/20/2016	0.121%	$1	$ 2	$ 100	$ (1)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.158	1	2	100	(1)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	03/20/2019	0.379	2	2	100	—
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	12/20/2023	0.989	1	(9)	400	10
Goldman Sachs International	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2018	0.329	2	3	100	(1)
JP Morgan Chase Bank NA	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.158	1	2	100	(1)
Morgan Stanley Capital Services LLC	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.158	1	2	100	(1)
Goldman Sachs International	Citigroup Inc. 6.130% due 05/15/2018	Sell	1.000	03/20/2019	0.588	1	1	100	—
29

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	Dow Jones CDX North America High Yield Index Series 23	Sell	5.000%	12/20/2019	1.724%	$41	$ 41	$ 300	$ —
Goldman Sachs International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	12/20/2016	2.468	(2)	(2)	100	—
Barclays Bank plc	General Electric Capital Corp. 5.630% due 09/15/2017	Sell	1.000	09/20/2017	0.184	2	3	100	(1)
Deutsche Bank AG	General Electric Capital Corp. 5.630% due 09/15/2017	Sell	1.000	06/20/2016	0.075	1	2	200	(1)
Deutsche Bank AG	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	06/20/2016	0.210	2	4	300	(2)
Goldman Sachs International	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	03/20/2019	0.622	1	(1)	100	2
Morgan Stanley Capital Services LLC	Kingdom of Spain 5.500% due 07/30/2017	Sell	1.000	12/20/2019	0.703	7	4	500	3
Barclays Bank plc	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	09/20/2019	0.609	2	2	100	—
Goldman Sachs International	Prudential Financial, Inc. 6.100% due 06/15/2017	Sell	1.000	09/20/2019	0.610	2	2	100	—
Barclays Bank plc	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	12/20/2019	0.797	5	(4)	500	9
Deutsche Bank AG	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	06/20/2019	0.735	4	(1)	400	5
Deutsche Bank AG	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	09/20/2019	0.768	2	1	200	1
HSBC Bank USA NA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	06/20/2017	0.394	4	4	400	—
HSBC Bank USA NA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.698	1	(2)	100	3
Morgan Stanley Capital Services LLC	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	12/20/2019	0.797	1	—	100	1
JP Morgan Chase Bank NA	State of Qatar 9.750% due 06/15/2030	Sell	1.000	06/20/2019	0.567	2	2	100	—
Credit Default Swaps									$ 25
Total Swaps									$(715)
Reverse Repurchase Agreeements
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Proceeds (000s)	Value (000s)
Bank of America	0.450%	10/07/2015	04/07/2016	$ 136	$ (136)
JP Morgan Chase	0.025	10/26/2015	11/09/2015	1,936	(1,936)
Royal Bank of Scottland	0.280 - 0.300	10/13/2015-10/26/2015	11/04/2015-11/09/2015	2,261	(2,261)
Société Générale	0.090 - 0.240	10/13/2015-10/21/2015	11/04/2015-11/16/2015	536	(536)
					$(4,869)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2015
Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$ 4,500	Federal National Mortgage Association TBA[9]	$4,748	$(4,744)

30

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 6,776	$—	$ 6,776
Bank Loan Obligations	—	100	—	100
Collateralized Mortgage Obligations	—	2,442	—	2,442
Corporate Bonds & Notes	—	10,177	—	10,177
Foreign Government Obligations	—	953	—	953
Mortgage Pass-Through	—	611	—	611
Municipal Bonds	—	669	—	669
Preferred Stocks	10	—	—	10
Purchased Options	—	103	—	103
U.S. Government Obligations	—	6,879	—	6,879
Short-Term Investments
Certificates Of Deposit	—	250	—	250
Repurchase Agreements	—	374	—	374
U.S. Government Agencies	—	400	—	400
Total Investments in Securities	$ 10	$29,734	$—	$29,744
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 844	$—	$ 844
Futures Contracts	31	—	—	31
Swap Agreements	—	117	—	117
Total Financial Derivative Instruments - Assets	$ 31	$ 961	$—	$ 992
Liability Category
Reverse Repurchase Agreements	$ —	$ (4,869)	$—	$ (4,869)
Fixed Income Investments Sold Short	—	(4,744)	—	(4,744)
	$ —	$ (9,613)	$—	$ (9,613)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (146)	$—	$ (146)
Futures Contracts	(114)	—	—	(114)
Swap Agreements	—	(832)	—	(832)
Written Options	—	(115)	—	(115)
Total Financial Derivative Instruments - Liabilities	$(114)	$ (1,093)	$—	$ (1,207)
Total Investments	$ (73)	$19,989	$—	$19,916
There were no Level 3 holdings at October 31, 2014 or October 31, 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
31

Harbor Unconstrained Bond Fund
Portfolio of Investments—Continued

1	Floating rate security, the stated rate represents the rate in effect at October 31, 2015.
2	CLO after the name of a security stands for Collateralized Loan Obligation.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $5,686 or 23% of net assets.
4	Step coupon security, the stated rate represents the rate in effect at October 31, 2015.
5	Variable rate security, the stated rate represents the rate in effect at October 31, 2015.
6	MTN after the name of a security stands for Medium Term Note.
7	Perpetuity bond, the maturity date represents the next callable date.
8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
9	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2015. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
10	Zero coupon bond.
11	At October 31, 2015, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts, swap options, and reverse repurchase agreements (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $4,898 or 20% of net assets.
12	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
R$	Brazilian Real
£	British Pound
€	Euro
MEX$	Mexican Peso
The accompanying notes are an integral part of the Financial Statements.
32

Harbor Strategic Markets Funds
Statements of Assets and Liabilities—October 31, 2015

(All amounts in thousands, except per share amounts)
	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$165,966	$28,844
Investments, at value (excluding $9 and $0 in purchased options which settle through variation margin)	$147,891	$29,370
Repurchase agreements	16,266	374
Cash-restricted	1,971	658
Cash	285	1
Foreign currency, at value (cost: $165 and $45)	167	45
Receivables for:
Investments sold	9,965	5,378
Capital shares sold	65	5
Interest	490	130
Unrealized appreciation on open forward currency contracts	1,296	844
Unrealized appreciation on OTC swap agreements	357	48
Swap premiums paid	—	21
Variation margin on options and futures contracts	71	6
Variation margin on centrally cleared swap agreements	134	—
Options sold	46	—
Prepaid registration fees	1	—
Other assets	52	29
Total Assets	179,057	36,909
LIABILITIES
Payables for:
Due to broker	831	520
Investments purchased	1,557	1,035
Foreign currency spot contracts	—	2
Capital shares reacquired	81	—
Interest on investments sold short	5	—
Investments sold short, at value (proceeds: $2,312 and $4,748)	2,313	4,744
Written options, at value (premiums received: $292 and $226)	203	115
Swap premiums received	47	—
Unrealized depreciation on OTC swap agreements	4,803	397
Reverse repurchase agreements	—	4,869
Sale-buyback financing transactions	59,625	—
Variation margin on options and futures contracts	1	—
Variation margin on centrally cleared swap agreements	—	4
Unrealized depreciation on open forward currency contracts	420	146
Accrued expenses:
Management fees	78	18
Transfer agent fees	6	1
Trustees' fees and expenses	1	—
Other	58	19
Total Liabilities	70,029	11,870
NET ASSETS	$109,028	$25,039
Net Assets Consist of:
Paid-in capital	$133,356	$25,967
Accumulated undistributed net investment income/(loss)	3,559	(457)
Accumulated net realized gain/(loss)	(20,272)	(1,384)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(2,566)	902
Unrealized appreciation/(depreciation) of other financial instruments	(5,049)	11
	$109,028	$25,039
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$108,267	$24,151
Shares of beneficial interest[1]	28,192	2,398
Net asset value per share[2]	$3.84	$10.07
Administrative Class
Net assets	$761	$888
Shares of beneficial interest[1]	199	89
Net asset value per share[2]	$3.82	$10.02

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds
Statements of Operations—Year Ended October 31, 2015

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
Investment Income
Interest	$ 2,137	$ 913
Dividends	—	1
Foreign taxes withheld	(2)	—
Total Investment Income	2,135	914
Operating Expenses
Management fees	1,196	268
12b-1 fees:
Administrative Class	2	3
Shareholder communications	82	10
Custodian fees	242	156
Transfer agent fees:
Institutional Class	92	19
Administrative Class	1	1
Professional fees	7	1
Trustees' fees and expenses	3	1
Registration fees	43	33
Miscellaneous	10	9
Expenses before interest expense	1,678	501
Interest expense	208	4
Total expenses	1,886	505
Transfer agent fees waived	(2)	—
Other expenses reimbursed	(286)	(166)
Net expenses	1,598	339
Net Investment Income/(Loss)	537	575
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(7,930)	24
Foreign currency transactions	6,507	679
Investments sold short	(52)	(127)
Swap agreements	(46,254)	(590)
Futures contracts	(127)	293
Written options	536	(9)
Change in net unrealized appreciation/(depreciation) on:
Investments	(748)	(1,071)
Forwards currency contracts	(536)	121
Investments sold short	54	—
Swap agreements	(3,886)	(717)
Futures contracts	(69)	(67)
Written options	(162)	115
Translations of assets and liabilities in foreign currencies	232	56
Net gain/(loss) on investment transactions	(52,435)	(1,293)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(51,898)	$ (718)
The accompanying notes are an integral part of the Financial Statements.

34

Harbor Strategic Markets Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 537	$ 3,288	$ 575	$ 473
Net realized gain/(loss) on investments	(47,320)	(17,852)	270	(1,041)
Change in net unrealized appreciation/(depreciation) of investments	(5,115)	1,638	(1,563)	1,505
Net increase/(decrease) in assets resulting from operations	(51,898)	(12,926)	(718)	937
Distributions to Shareholders
Net investment income:
Institutional Class	(6,835)	(344)	(1,482)	(110)
Administrative Class	(45)	(1)	(49)	(3)
Net realized gain on investments:
Institutional Class	—	(6,817)	—	—
Administrative Class	—	(26)	—	—
Total distributions to shareholders	(6,880)	(7,188)	(1,531)	(113)
Net Increase/(Decrease) Derived from Capital Share Transactions	(42,426)	(89,733)	(10,511)	(6,304)
Net increase/(decrease) in net assets	(101,204)	(109,847)	(12,760)	(5,480)
Net Assets
Beginning of period	210,232	320,079	37,799	43,279
End of period*	$ 109,028	$ 210,232	$ 25,039	$37,799
* Includes accumulated undistributed net investment income/(loss) of:	$ 3,559	$ 3,994	$ (457)	$ 684
The accompanying notes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 70,153	$ 122,921	$ 5,436	$ 9,113
Reinvested distributions	6,405	6,548	1,451	106
Cost of shares reacquired	(118,902)	(219,409)	(16,704)	(15,928)
Net increase/(decrease) in net assets	$ (42,344)	$ (89,940)	$ (9,817)	$ (6,709)
Administrative Class
Net proceeds from sale of shares	$ 243	$ 714	$ 143	$ 696
Reinvested distributions	36	21	49	3
Cost of shares reacquired	(361)	(528)	(886)	(294)
Net increase/(decrease) in net assets	$ (82)	$ 207	$ (694)	$ 405
SHARES
Institutional Class
Shares sold	15,237	20,432	522	855
Shares issued due to reinvestment of distributions	1,334	1,098	141	10
Shares reacquired	(25,823)	(36,104)	(1,610)	(1,492)
Net increase/(decrease) in shares outstanding	(9,252)	(14,574)	(947)	(627)
Beginning of period	37,444	52,018	3,345	3,972
End of period	28,192	37,444	2,398	3,345
Administrative Class
Shares sold	54	119	14	66
Shares issued due to reinvestment of distributions	8	3	5	—
Shares reacquired	(85)	(87)	(84)	(28)
Net increase/(decrease) in shares outstanding	(23)	35	(65)	38
Beginning of period	222	187	154	116
End of period	199	222	89	154
The accompanying notes are an integral part of the Financial Statements.

36

Harbor Strategic Markets Funds
Statement of Cash Flows—Year Ended October 31, 2015

(All amounts in thousands)
Harbor Commodity Real Return Strategy Fund (Consolidated)
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$ (51,898)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,987,270)
Proceeds from sales of long-term securities	2,092,744
Proceeds from short-term portfolio investments, net	26,668
Decrease in receivable for investments sold	20,997
Decrease in interest receivable	589
Increase in variation margin on options and futures contracts	(71)
Decrease in variation margin on swap agreements	44
Decrease in options sold	(46)
Decrease in prepaid registration fees	2
Increase in other assets	(17)
Decrease in payable for investments purchased	(16,863)
Increase in payable for interest on investments sold short	5
Decrease in premiums from options written	(27)
Decrease in swap premiums received	(101)
Decrease in variation margin on options and futures contracts	(102)
Decrease in management fees payable	(70)
Decrease in transfer agent fees payable	(5)
Increase in other liabilities	21
Net change in unrealized appreciation/(depreciation) on investments	694
Net change in unrealized appreciation/(depreciation) on forwards	536
Net change in unrealized appreciation/(depreciation) on swaps	5,241
Net change in unrealized appreciation/(depreciation) on written options	162
Net realized loss on investments	7,982
Net amortization and earned inflation component	338
Net cash provided by operating activities	99,553
Cash flows used for financing activities:
Proceeds from shares sold	70,918
Payment on shares redeemed	(119,552)
Cash dividends paid	(439)
Decrease in sale-buyback financing transactions	(44,122)
Decrease in due to broker and cash-restricted	(6,398)
Net cash used for financing activities	(99,593)
Net Decrease in Cash	(40)
Cash and Foreign Currency
Beginning of period	$ 492
End of period	452
Reinvestment of dividends	$ 6,441
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 208
The accompanying notes are an integral part of the Financial Statements.

37

Harbor Strategic Markets Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR COMMODITY REAL RETURN STRATEGY FUND (Consolidated)
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 5.58	$ 6.13	$ 7.38	$ 7.66	$ 8.07
Income from Investment Operations
Net investment income/(loss)[a]	0.02 [c]	0.14	0.02	0.08	0.02
Net realized and unrealized gains/(losses) on investments	(1.56)	(0.55)	(1.17)	0.01	0.41
Total from investment operations	(1.54)	(0.41)	(1.15)	0.09	0.43
Less Distributions
Dividends from net investment income	(0.20)	(0.01)	(0.08)	(0.11)	(0.65)
Distributions from net realized capital gains[1]	—	(0.13)	(0.02)	(0.26)	(0.19)
Total distributions	(0.20)	(0.14)	(0.10)	(0.37)	(0.84)
Proceeds from redemption fees	—	—	—*	—*	—*
Net asset value end of period	3.84	5.58	6.13	7.38	7.66
Net assets end of period (000s)	$108,267	$208,996	$318,937	$348,315	$301,478
Ratios and Supplemental Data (%)
Total return[b]	(28.36)%	(6.82)%	(15.76)%	1.73%	5.56%
Ratio of total expenses to average net assets[2]	1.28	1.04	1.03	1.09	1.05
Ratio of net expenses to average net assets[a]	1.08	0.98	0.98	1.00	0.94
Ratio of net expenses excluding interest expense to average net assets[a]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income to average net assets[a]	0.36	1.23	0.45	1.21	1.79
Portfolio turnover	784	635	532	474	581

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 10.80	$ 10.59	$ 10.65	$ 10.18	$ 10.35
Income from Investment Operations
Net investment income/(loss)[a]	0.19 [c]	0.15	0.14	0.21	0.14
Net realized and unrealized gains/(losses) on investments	(0.46)	0.09	0.02	0.55	(0.22)
Total from investment operations	(0.27)	0.24	0.16	0.76	(0.08)
Less Distributions
Dividends from net investment income	(0.46)	(0.03)	(0.22)	(0.21)	(0.09)
Distributions from net realized capital gains[1]	—	—	—	(0.08)	—
Total distributions	(0.46)	(0.03)	(0.22)	(0.29)	(0.09)
Net asset value end of period	10.07	10.80	10.59	10.65	10.18
Net assets end of period (000s)	$ 24,151	$ 36,137	$ 42,054	$ 30,551	$ 25,922
Ratios and Supplemental Data (%)
Total return[b]	(2.61)%	2.26%	1.56%	7.68%	(0.74)%
Ratio of total expenses to average net assets[2]	1.59	1.34	1.34	1.45	1.59
Ratio of net expenses to average net assets[a]	1.06	1.05	1.05	1.07	1.05
Ratio of net expenses excluding interest expense to average net assets[a]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income to average net assets[a]	1.83	1.15	1.42	2.26	1.86
Portfolio turnover	784	417	1,440	1,262	1,067

*	Less than $0.01
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class
2015	2014	2013	2012	2011
$ 5.56	$ 6.12	$ 7.37	$ 7.65	$ 8.06

0.01 [c]	0.03	0.02	0.08	(0.18)
(1.56)	(0.45)	(1.18)	—	0.59
(1.55)	(0.42)	(1.16)	0.08	0.41

(0.19)	(0.01)	(0.07)	(0.10)	(0.63)
—	(0.13)	(0.02)	(0.26)	(0.19)
(0.19)	(0.14)	(0.09)	(0.36)	(0.82)
—	—	—*	—*	—*
3.82	5.56	6.12	7.37	7.65
$ 761	$1,236	$ 1,142	$1,427	$1,132

(28.52)%	(7.06)%	(15.93)%	1.50%	5.31%
1.53	1.29	1.27	1.34	1.31
1.33	1.23	1.23	1.26	1.19
1.19	1.19	1.19	1.19	1.19
0.18	1.40	0.11	1.13	1.59
784	635	532	474	581

Administrative Class
2015	2014	2013	2012	2011
$10.75	$10.56	$10.63	$10.17	$10.34

0.17 [c]	0.08	0.08	0.27	0.14
(0.46)	0.13	0.06	0.46	(0.24)
(0.29)	0.21	0.14	0.73	(0.10)

(0.44)	(0.02)	(0.21)	(0.19)	(0.07)
—	—	—	(0.08)	—
(0.44)	(0.02)	(0.21)	(0.27)	(0.07)
10.02	10.75	10.56	10.63	10.17
$ 888	$1,662	$1,225	$ 703	$ 944

(2.82)%	2.01%	1.30%	7.38%	(0.93)%
1.84	1.59	1.59	1.70	1.85
1.31	1.30	1.31	1.32	1.30
1.30	1.30	1.30	1.30	1.30
1.62	0.89	1.15	2.03	1.58
784	417	1,440	1,262	1,067
39

Harbor Strategic Markets Funds
Notes to Financial Statements—October 31, 2015

(Currency in thousands)
Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it
40

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information
41

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the year, Harbor Unconstrained Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, each Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage- backed securities
42

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
(“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, each Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
U.S. Government Securities
During the year, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Forward Commitments and When-Issued Securities
During the year, each Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
43

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Reverse Repurchase Agreements
A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with an agreement to repurchase the security at a specified time and price. Until the security is repurchased, the Fund is obligated to pay interest, based upon market rates of the time of issuance, on the value of the repurchase agreement. During the year, Harbor Unconstrained Bond Fund entered into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Fund continues to receive principal and interest payments on the underlying security. To cover its obligations under reverse repurchase agreements, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Reverse repurchase agreements involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. Activity in reverse repurchase agreements by Harbor Unconstrained Bond Fund for the year ended October 31, 2015 was as follows:
Category of Aggregate Short-Term Borrowings	Balance at End of the Period	Current Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements	$4,869	0.090-0.450%	$10,701	$1,140	0.300%
Average debt outstanding and average interest rate during the period is calculated based on calendar days.
44

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Sale-Buybacks
A “sale-buyback” transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, each Fund entered into such financing transactions referred to as sale-buybacks.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the year ended October 31, 2015 was $76,168 at a weighted average interest rate of 0.272% for the Harbor Commodity Real Return Strategy Fund and $1,662 at a weighted average interest rate of 0.265% for the Harbor Unconstrained Bond Fund.
Short Sales
During the year, each Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, each Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
45

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, each Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar
46

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, each Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, each Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2015 for each Fund was $500 and $4,700, respectively.
Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the year, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.
Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the year, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.
When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives
47

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, each Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, each Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.
48

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Proceeds from Litigation
The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund
Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As such, Harbor Commodity Real Return Strategy Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. As of October 31, 2015, the Subsidiary represented approximately $23,083 or approximately 21% of the net assets of Harbor Commodity Real Return Strategy Fund.
Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund
Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor
49

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Commodity Real Return Strategy Fund seeks to gain exposure to commodity markets indirectly by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Consolidated Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year. During the year ended October 31, 2015, each Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.
New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
50

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2015 are as follows:
	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (Consolidated)	$1,959,886	$27,384	$2,043,591	$49,153
Harbor Unconstrained Bond Fund	184,260	8,275	178,678	12,282
Written Options
Transactions in written options for the year ended October 31, 2015 are summarized as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	British Pound Futures*		Commodity Futures		Commodity Futures*		Commodity Options
	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received
Options outstanding at beginning of year	—	$—	—	$ —	—	$ —	4,235,049	$ 217
Options opened	86	2	410	461	107	78	7,800,219	52
Options closed	—	—	(116)	(269)	—	—	(282)	(218)
Options exercised	—	—	(12)	(7)	(107)	(78)	—	—
Options expired	—	—	(240)	(169)	—	—	(10,834,986)	(47)
Open at 10/31/2015	86	$ 2	42	$ 16	—	$ —	1,200,000	$ 4

	Currency Options		U.S. Government Options		U.S. Treasury Options		Swap Options
	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received
Options outstanding at beginning of year	710,000	$ 17	—	$—	—	$ —	20,200,000	$ 85
Options opened	26,641,000	212	440,000	2	93	48	118,550,000	829
Options closed	(2,333,000)	(55)	—	—	—	—	(59,400,000)	(400)
Options exercised	(10,948,000)	(72)	(440,000)	(2)	(25)	(11)	(8,700,000)	(35)
Options expired	(12,100,000)	(67)	—	—	(68)	(37)	(48,450,000)	(242)
Open at 10/31/2015	1,970,000	$ 35	—	$—	—	$ —	22,200,000	$ 237

*	Options in this category require periodic settlement of variation margin.
HARBOR UNCONSTRAINED BOND FUND
	Currency Options		Index Options		Interest Rate Options		Swap Options		U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received
Options outstanding at beginning of year	3,139,000	$ 25	—	$ —	—	$—	17,300,000	$ 64	—	$ —
Options opened	13,671,000	107	2,680	21	1,000,000	1	49,400,000	376	43	26
Options closed	(6,643,000)	(53)	(2,676)	(13)	—	—	(15,000,000)	(167)	(29)	(19)
Options exercised	(3,095,000)	(29)	—	—	—	—	(3,300,000)	(11)	(3)	(1)
Options expired	(5,093,000)	(29)	(4)	(8)	—	—	(23,700,000)	(58)	(11)	(6)
Open at 10/31/2015	1,979,000	$ 21	—	$ —	1,000,000	$ 1	24,700,000	$ 204	—	$ —
51

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Commodity Real Return Strategy Fund (Consolidated)	0.81%	0.81%
Harbor Unconstrained Bond Fund	0.85	0.85
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the operating expenses, excluding interest expense (if any), to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the operating expenses, excluding interest expense (if any), to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective March 1, 2015 through February 29, 2016. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
52

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.065% of the average daily net assets of all Institutional shares
Administrative Class	0.065% of the average daily net assets of all Administrative shares

a	For the period November 1, 2014 through February 28, 2015, the Transfer Agent Fees for Institutional and Administrative Class shares was 0.060%.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On October 31, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	69,737	1	69,738	0.2%
Harbor Unconstrained Bond Fund	334,917	16,646	351,563	14.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $4 for the year ended October 31, 2015.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
53

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, paydown reclasses, disallowance of loss from the controlled foreign corporation, and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2015 are as follows:
	Undistributed Net Investment Income/(Loss)	Accumlated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Commodity Real Return Strategy Fund (Consolidated)	$5,908	$48,905	$(54,813)
Harbor Unconstrained Bond Fund	(185)	185	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2015			As of October 31, 2014
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	$6,880	$—	$6,880	$6,634	$554	$7,188
Harbor Unconstrained Bond Fund	1,531	—	1,531	113	—	113
As of October 31, 2015, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$1,904	$—	$(10,642)
Harbor Unconstrained Bond Fund	318	—	53
At October 31, 2015, the Fund in the following table had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. The following capital loss carryforwards do not expire:
	Capital Loss Carryforwards
	Short-Term	Long- Term	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	$4,717	$10,862	$15,579
Harbor Unconstrained Bond Fund	1,299	—	1,299
The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2015 are as follows:
	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund (Consolidated)*	$170,861	$2,285	$(8,980)	$(6,695)
Harbor Unconstrained Bond Fund *	29,012	1,185	(453)	732

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
54

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 6—Derivatives
The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2015, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for these Funds.
Derivative Instruments
At October 31, 2015, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value (purchased options)	$ 138	$ —	$—	$ 2	$ 140
Unrealized appreciation on open forward currency contracts	—	1,296	—	—	1,296
Unrealized appreciation on OTC swap agreements[b]	189	—	33	135	357
Variation margin on centrally cleared swap agreements[a,b]	94	—	—	—	94
Variation margin on options and futures contracts (futures)[a]	61	—	—	218	279
Variation margin on options and futures contracts (options)[a]	9	—	—	—	9
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (420)	$—	$ —	$ (420)
Unrealized depreciation on OTC swap agreements[b]	(1,782)	—	—	(3,021)	(4,803)
Variation margin on centrally cleared swap agreements[a,b]	(1,450)	—	—	—	(1,450)
Variation margin on options and futures contracts (futures)[a]	(13)	—	—	(479)	(492)
Variation margin on options and futures contracts (options)[a]	(1)	—	—	—	(1)
Written options, at value	(167)	(32)	—	(4)	(203)
HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (purchased options)	$ 88	$ 15	$—	$ 103
Unrealized appreciation on open forward currency contracts	—	844	—	844
Unrealized appreciation on OTC swap agreements[b]	14	—	34	48
Variation margin on centrally cleared swap agreements[a,b]	28	—	41	69
Variation margin on options and futures contracts (futures)[a]	31	—	—	31
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(146)	$—	$(146)
Unrealized depreciation on OTC swap agreements[b]	(388)	—	(9)	(397)
Variation margin on centrally cleared swap agreements[a,b]	(435)	—	—	(435)
Variation margin on options and futures contracts (futures)[a]	(114)	—	—	(114)
Variation margin on options and futures contracts (options)[a]	—	—	—	—
Written options, at value	(102)	(13)	—	(115)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $47 for Harbor Commodity Real Return Strategy Fund and net of premiums paid of $21 for Harbor Unconstrained Bond Fund.
55

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2015, were:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$ —	$6,705	$—	$ —	$ 6,705
Futures contracts	82	—	—	(209)	(127)
Investments (purchased options)	(160)	(1)	—	(195)	(356)
Written options[a]	229	52	39	218	538
Swaps agreements	(42,095)	—	(9)	(4,150)	(46,254)
Net realized gain/(loss) on derivatives	$(41,944)	$6,756	$ 30	$(4,336)	$(39,494)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$ —	$(536)	$ —	$ —	$ (536)
Futures contracts	(293)	—	—	224	(69)
Investments (purchased options)	(29)	(1)	—	160	130
Written options	20	16	(32)	(166)	(162)
Swaps agreements	553	—	(75)	(4,364)	(3,886)
Change in unrealized appreciation/(depreciation) on derivatives	$ 251	$(521)	$(107)	$(4,146)	$(4,523)
HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Index Contracts	Total
Forward currency contracts	$ —	$666	$ —	$—	$ 666
Futures contracts	293	—	—	—	293
Investments (purchased options)	123	(1)	—	—	122
Written options[a]	3	(19)	—	8	(8)
Swaps agreements	(692)	—	102	—	(590)
Net realized gain/(loss) on derivatives	$(273)	$646	$102	$ 8	$ 483

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$ —	$121	$ —	$ 121
Futures contracts	(67)	—	—	(67)
Investments (purchased options)	(48)	(4)	—	(52)
Written options	72	49	(6)	115
Swaps agreements	(705)	—	(12)	(717)
Change in unrealized appreciation/(depreciation) on derivatives	$(748)	$166	$(18)	$(600)

a	Net of currency gain of $2 and $1 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, the Funds may enter into Master Netting Agreements that govern the terms of certain transactions. Master Netting Agreements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Agreements are specific to the unique operations of different asset types, they allow a Fund to close out and net its
56

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Agreements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2015, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund have entered into the following Master Netting Agreements:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2015:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sale	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Harbor Commodity Real Return Strategy Fund
Global/Master Repurchase Agreement
Citigroup Global Markets, Inc.	$ 1,000	$—	$ —	$ —	$ 1,000	$ (1,000)	$ —
State Street Bank	466	—	—	—	466	(466)	—
Master Securities Forward Transactions Agreements
Barclays Bank plc	—	—	(34,206)	—	(34,206)	—	(34,206)
Morgan Stanley & Co. International plc	—	—	(25,419)	—	(25,419)	—	(25,419)
Morgan Stanley & Co. Inc	—	—	—	(2,313)	(2,313)	—	(2,313)
Harbor Cayman Commodity Fund Ltd. (Subsidiary)
BNP Paribas S.A.	12,200	—	—	—	12,200	(12,200)	—
Citigroup Global Markets, Inc.	2,600	—	—	—	2,600	(2,600)	—
Total Borrowings and Other Financing Transactions	$16,266	$—	$(59,625)	$(2,313)

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.
b	Harbor Cayman Commodity Fund Ltd. had no borrowings or other financing transactions subject to a master agreement as of October 31, 2015.
57

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR UNCONSTRAINED BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
Bank of America	$ —	$ (137)	$—	$ —	$ (137)	$ 137	$ —
JP Morgan Chase Bank	—	(1,936)	—	—	(1,936)	1,936	—
Royal Bank of Scotland	—	(2,261)	—	—	(2,261)	2,261	—
Societe Generale	—	(535)	—	—	(535)	535	—
State Street Bank	374	—	—	—	374	(374)	—
Master Securities Forward Transactions Agreements
Citigroup Global Markets Inc	—	—	—	(1,084)	(1,084)	—	(1,084)
Credit Suisse Securities USA LLC	—	—	—	(1,531)	(1,531)	—	(1,531)
Morgan Stanley & Co. Inc	—	—	—	(2,129)	(2,129)	—	(2,129)
Total Borrowings and Other Financing Transactions	$374	$(4,869)	$—	$(4,744)
Harbor Commodity Real Return Strategy Fund (Consolidated) and Harbor Unconstrained Bond Fund have not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of October 31, 2015.
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2015:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter
Harbor Commodity Real Return Strategy Fund[a]
Bank of America NA	$ 55	$ —	$ 65	$ 120	$ (85)	$ —	$ —	$ (85)	$ 35	$ —	$ 35
Barclays Bank plc	8	—	—	8	—	—	(118)	(118)	(110)	—	(110)
Barclays Capital	—	—	—	—	(7)	—	—	(7)	(7)	—	(7)
BNP Paribas SA	—	—	31	31	(51)	—	(349)	(400)	(369)	273	(96)
Credit Suisse International	5	—	12	17	(14)	(16)	(6)	(36)	(19)	—	(19)
Deutsche Bank AG	109	—	1	110	(24)	(8)	(275)	(307)	(197)	197	—
Goldman Sachs Bank USA	—	2	68	70	(109)	(71)	(216)	(396)	(326)	188	(138)
Goldman Sachs International	—	—	19	19	—	—	—	—	19	—	19
HSBC Bank USA	15	—	—	15	(6)	—	—	(6)	9	—	9
HSBC Bank USA NA	—	—	—	—	—	—	(110)	(110)	(110)	—	(110)
JP Morgan Chase Bank	802	—	—	802	(52)	—	—	(52)	750	—	750
JP Morgan Chase Bank NA	6	—	14	20	(26)	(23)	—	(49)	(29)	—	(29)
Morgan Stanley Capital Services LLC	—	130	12	142	—	(75)	—	(75)	67	—	67
Royal Bank of Scotland plc	—	—	—	—	—	(6)	(708)	(714)	(714)	—	(714)
Société Générale	—	—	—	—	(19)	—	—	(19)	(19)	—	(19)
Société Générale Paris	—	—	—	—	—	—	—	—	—	—	—
UBS AG	292	—	—	292	(24)	—	—	(24)	268	—	268
58

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter
Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
Bank of America NA	$ 2	$ —	$ 12	$ 14	$ —	$ —	$ (399)	$ (399)	$ (385)	$385	$ —
BNP Paribas SA	—	—	—	—	—	—	(111)	(111)	(111)	—	(111)
Citibank NA	—	—	—	—	—	—	(337)	(337)	(337)	—	(337)
Credit Suisse International	—	—	—	—	—	—	(116)	(116)	(116)	—	(116)
Deutsche Bank AG	—	—	7	7	—	—	(8)	(8)	(1)	—	(1)
Goldman Sachs Bank USA	—	—	—	—	(3)	—	(317)	(320)	(320)	—	(320)
Goldman Sachs International	—	1	29	30	—	—	(8)	(8)	22	—	22
JP Morgan Chase Bank NA	2	—	71	73	—	(1)	(200)	(201)	(128)	—	(128)
Morgan Stanley Capital Services LLC	—	—	16	16	—	—	(1,309)	(1,309)	(1,293)	—	(1,293)
Société Générale Paris	—	—	—	—	—	—	(216)	(216)	(216)	51	(165)
Total Over-the-Counter Exposure	$1,296	$133	$357	$1,786	$(420)	$(200)	$(4,803)	$(5,423)

*	Of the total collateral received and/or pledged listed in the table above, cash of $100 has been received as collateral.
a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.
HARBOR UNCONSTRAINED BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter
Australia and New Zealand Banking Group	$ 2	$ —	$—	$ 2	$ —	$ —	$ —	$ —	$ 2	$—	$ 2
Bank of America Corp.	189	—	—	189	—	—	—	—	189	—	189
Bank of America NA	48	4	4	56	(8)	(18)	(50)	(76)	(20)	—	(20)
Barclays Bank plc	42	—	9	51	—	—	(1)	(1)	50	—	50
Barclays Capital	—	—	—	—	(18)	—	—	(18)	(18)	—	(18)
BNP Paribas SA	2	2	2	6	(4)	(1)	(113)	(118)	(112)	—	(112)
Credit Suisse International	—	—	1	1	(12)	—	(31)	(43)	(42)	—	(42)
Deutsche Bank AG	221	39	16	276	(37)	(13)	(77)	(127)	149	—	149
Goldman Sachs Bank USA	—	11	6	17	(5)	(24)	(38)	(67)	(50)	—	(50)
Goldman Sachs International	—	—	2	2	—	—	(1)	(1)	1	—	1
HSBC Bank USA	6	—	—	6	(26)	—	—	(26)	(20)	—	(20)
HSBC Bank USA NA	—	6	3	9	—	(3)	(40)	(43)	(34)	—	(34)
JP Morgan Chase Bank	47	—	—	47	(27)	—	—	(27)	20	—	20
JP Morgan Chase Bank NA	10	5	—	15	(4)	(12)	(1)	(17)	(2)	—	(2)
Morgan Stanley Capital Services LLC	—	35	5	40	—	(44)	(45)	(89)	(49)	—	(49)
UBS AG	277	—	—	277	(5)	—	—	(5)	272	—	272
UBS AG Stamford	—	1	—	1	—	—	—	—	1	—	1
Total Over-the-Counter Exposure	$844	$103	$ 48	$995	$(146)	$(115)	$(397)	$(658)
59

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 8—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
60

Harbor Strategic Markets Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund (two of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2015, and the related statements of operations and cash flows (Harbor Commodity Real Return Strategy Fund (consolidated) only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Commodity Real Return Strategy Fund (consolidated) and Harbor Unconstrained Bond Fund of the Harbor Funds at October 31, 2015, the results of their operations and cash flows (Harbor Commodity Real Return Strategy Fund (consolidated) only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2015
61

Harbor Strategic Markets Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.32	$1,000	$ 824.00
Hypothetical (5% return)		4.79	1,000	1,020.35
Administrative Class	1.19%
Actual		$5.48	$1,000	$ 825.10
Hypothetical (5% return)		6.06	1,000	1,019.06
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.21	$1,000	$ 970.90
Hypothetical (5% return)		5.35	1,000	1,019.78
Administrative Class	1.30%
Actual		$6.45	$1,000	$ 970.20
Hypothetical (5% return)		6.61	1,000	1,018.49

*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
62

Harbor Strategic Markets Funds
Additional Information (Unaudited)

Additional Tax Information
(Currency in thousands)
For the fiscal year ended October 31, 2015, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2015 will receive a Form 1099-DIV in January 2016 that will show the tax character of those distributions.
Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
63

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is:[Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).
Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None
Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None
Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007–2014).	28	Director of Noranda Aluminum Holdings Corp. (2007–2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None
64

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President (2014-Present), Compliance Director (2007-Present), Assistant Secretary (2006-Present), and Vice President (2007-2014) Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
65

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
66

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
67

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
68

Glossary—Continued

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
69

Glossary—Continued

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
70

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.SM.1015

Annual Report
October 31, 2015
Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class
Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX
Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX
Harbor Bond Fund	HABDX	HRBDX	–
Harbor Real Return Fund	HARRX	HRRRX	–
Harbor Money Market Fund	HARXX	HRMXX	–

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds
Annual Report Overview (Unaudited)

The Funds fiscal year ended October 31, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2015
HARBOR FIXED INCOME FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Convertible Securities Fund	0.72%	0.47%	0.35%
Harbor High-Yield Bond Fund	-0.79	-1.03	-1.15
Harbor Bond Fund	1.32	1.13	N/A
Harbor Real Return Fund	-3.32	-3.47	N/A
Harbor Money Market Fund	0.08	0.08	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2015
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory; domestic convertible bonds	-0.40%
BofA Merrill Lynch U.S. Non-Distressed High Yield; domestic high-yield bonds	0.40
BofA Merrill Lynch U.S. High Yield; domestic high-yield bonds	-2.05
Barclays U.S. Aggregate Bond; domestic bonds	1.96
Barclays U.S. TIPS; domestic bonds	-1.42
BofA Merrill Lynch 3-Month U.S. Treasury Bill; domestic short-term	0.02

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
FIXED INCOME FUNDS	2011	2012	2013	2014	2015
Harbor Convertible Securities Fund
Institutional Class	0.85%[a]	0.83%	0.79%	0.74%	0.75%	0.87%
Administrative Class	1.10 [a]	1.08	1.04	0.99	1.00	1.28
Investor Class	1.22 [a]	1.20	1.16	1.11	1.12	1.51
Harbor High-Yield Bond Fund
Institutional Class	0.65%	0.64%	0.64%	0.64%	0.65%	0.79%
Administrative Class	0.90	0.89	0.89	0.89	0.90	1.15
Investor Class	1.02	1.01	1.01	1.01	1.02	1.16
Harbor Bond Fund
Institutional Class	0.53%	0.54%	0.53%	0.54%	0.52%	0.65%
Administrative Class	0.78	0.79	0.78	0.79	0.77	1.00
Harbor Real Return Fund
Institutional Class	0.60%	0.59%	0.59%	0.60%	0.58%	0.55%
Administrative Class	0.85	0.84	0.84	0.85	0.83	0.96
Harbor Money Market Fund
Institutional Class	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%
Administrative Class	0.00	0.00	0.00	0.00	0.00	0.14

1	Harbor Funds’ expense ratios are for operating expenses for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2015 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period May 1, 2011 (inception) through October 31, 2011.
1

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Market volatility, lower oil prices, a strong U.S. dollar and divergences among policies of some major economies contributed to modest or negative returns in the major fixed income markets.
The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 1.96% for the fiscal year ended October 31, 2015. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of -1.42%.
The BofA Merrill Lynch U.S. High Yield Index had a return of -2.05%. Money market investments produced barely positive returns as the Federal Reserve (Fed) continued to hold the federal funds target rate at the 0.0%-to-0.25% range established in December 2008.
Harbor Fixed Income Funds
The Harbor Convertible Securities Fund had solid performance in the fiscal year. Harbor’s remaining long-term fixed income funds generally trailed their benchmarks in the fiscal year ended October 31, 2015.
Harbor Convertible Securities Fund returned 0.72% beating its BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index benchmark by 112 basis points. A basis point is one-hundredth of one percentage point. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor High-Yield Bond Fund with a return of -0.79% trailed its BofA Merrill Lynch U.S. Non-Distressed High Yield Index by 119 basis points. Harbor Bond Fund had a return of 1.32%, lagging the Barclays U.S. Aggregate Bond Index by 64 basis points. Harbor Real Return Fund with a -3.32% return underperformed its benchmark, the Barclays U.S. TIPS Index, by 190 basis points. Harbor Money Market Fund returned 0.08%, six basis points ahead of its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended October 31, 2015
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	-2.05%	6.01%	7.48%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.96	3.03	4.72	6.96%
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.02	0.07	1.31	3.77
Barclays U.S. TIPS (inflation-linked bonds)	-1.42	2.06	4.17	N/A
Domestic Equities
Wilshire 5000 Total Market (entire U.S. stock market)	3.84%	13.83%	8.06%	10.70%
S&P 500 (large cap stocks)	5.20	14.33	7.85	10.84
Russell Midcap® (mid cap stocks)	2.77	13.91	8.85	12.16
Russell 2000® (small cap stocks)	0.34	12.06	7.47	9.60
Russell 3000® Growth	8.72	15.16	9.06	10.24
Russell 3000® Value	0.24	13.04	6.71	10.84
International & Global
MSCI EAFE (ND) (foreign stocks)	-0.07%	4.81%	4.05%	7.82%
MSCI World (ND) (global stocks)	1.77	9.15	5.79	8.76
MSCI All Country World (ND) (global stocks)	-0.03	7.68	5.67	N/A
MSCI Emerging Markets (ND) (emerging markets)	-14.53	-2.80	5.70	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-25.72%	-9.85%	-5.1%	N/A
Domestic Equity, International Equity and Strategic Markets
Domestic equities had modest gains in fiscal 2015, following double-digit returns the previous fiscal year. Slowing growth in China, continued weakness in energy prices and concerns about when the Fed would begin to raise short-term interest rates weighed on the domestic equity markets. The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 3.84% for the fiscal year ended October 31, 2015. The S&P 500, an index of larger companies, had a return of 5.20% in fiscal 2015, while the Russell 2000® Index, a small-company benchmark, had a return of 0.34%.
International equity markets produced flat to negative returns in fiscal 2015, reflecting concerns over weak economic growth in both developed and emerging markets. Slowing growth in China and the possible interest rate increase by the Fed contributed to the weak market conditions. The MSCI EAFE (ND) Index, an index of companies based in developed overseas markets,
2

had a return of -0.07% for the fiscal year, the second consecutive fiscal year of modest negative returns. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., had a return of -0.03%. The MSCI Emerging Markets (ND) Index returned -14.53%. (All international and global returns are in U.S. dollars.)
Broad measures of commodity prices fell in fiscal 2015 for the third consecutive fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -25.72%. Lower oil prices, weaker prices of other commodities and a strong U.S. dollar all contributed to the lower commodity returns.
Consider Your Risk Tolerance and Keep a Long-Term View
Volatility returned to equity and bond markets in 2015. Swift movements in the value of stocks and bonds can make even the most experienced investors uncomfortable. Markets are uncertain and can move quickly up or down. No one knows how equity or fixed income markets will perform in any short-term period.
The recent market volatility is a good reminder for every investor to evaluate their risk tolerance. A diversified portfolio consistent with your risk tolerance and financial objectives can help you manage the uncertainty of the markets over the long term.
Harbor Funds always encourages investors to take a long-term perspective with all investments. Harbor offers actively-managed equity, strategic markets and fixed income funds to help investors build a diversified portfolio to achieve their long-term investment goals.
Thank you for your investment in Harbor Funds.

December 21, 2015

David G. Van Hooser
Chairman
3

Harbor Convertible Securities Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2011
Raymond F. Condon
Since 2011
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
Maximize total return
Principal Style Characteristics
Convertible securities
Mark Shenkman

Raymond F. Condon

Management’s Discussion of
Fund Performance
Market Review
The convertible securities market depreciated -0.40% for fiscal year ended October 31, 2015 as measured by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, the Harbor Convertible Securities Fund’s benchmark index. The main detractors from convertible performance were the equities underlying the market index, which returned -4.83%, well behind the 5.20% return for the S&P 500 Index over the same time frame. It is worth noting that convertible returns were dominated by weakness in both the integrated oil and semiconductor industries, which combined represented 16.92% of the convertible market. Convertibles in these industries were down -32.29% and -10.08%, respectively, on a total return basis for the period. This more than offset the continued strength in the biotechnology industry, which represented 6.68% of the benchmark index and returned 23.18% for the period.
Throughout most of the fiscal year, the capital markets continued to benefit from the positive momentum shown through most of 2014 that resulted from the initiation of quantitative easing in Europe, a continued benign Federal Reserve (Fed), and the reduction of macroeconomic concerns. That momentum slowed as we entered the mid-summer and early fall season as the capital markets reacted to renewed concerns for global growth post the surprise Chinese currency devaluation, renewed weakness in commodities, and uncertainty surrounding the timing of a Fed policy change. As a result, the VIX, an index measuring market volatility, traded well through the benign levels to which we had become accustomed.
We expect that over the next few years, extreme volatility may become the “new normal” in all markets. A higher degree of market turbulence seems inevitable based on the following reasons: 1) global events and headlines are magnified by 24/7 social media; 2) conventional wisdom dominates most investors’ decisions and strategies; 3) continued uncertainty remains surrounding the Fed’s timing and pace of interest rates increases; and 4) liquidity appears to be constrained as a result of the full implementation of Dodd-Frank’s Volcker Rule.
Our expectation looking forward is that continued periods of episodic volatility will be beneficial to the strategy that we employ in the Harbor Convertible Securities Fund as, with an eye towards credit, we systematically utilize periods of market strength and weakness to rebalance the Fund’s portfolio.
Performance
The Harbor Convertible Securities Fund returned 0.72% (Institutional Class), 0.47% (Administrative Class) and 0.35% (Investor Class) for fiscal year 2015, compared with the -0.40% return of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. Generally speaking, similar to 2013 and 2014, having little if any exposure to high delta/deep in the money names, which the Fund tends to underweight/sell due to excess equity sensitivity, negatively impacted the Fund’s returns due to the high concentration in the index of such companies in the outperforming biotechnology industry. During the fiscal year, the benchmark average weight in the most equity-like convertibles (i.e., 100% investment premium or more) was 21.93%, with a total return of 3.76% that contributed 34 basis points to the benchmark’s performance.
Healthcare equipment, led by the Fund’s overweight position relative to the benchmark in Hologic Inc., which returned 27.83% for the period, was the top industry in the Fund, contributing 83 basis points to the Fund’s returns. Hologic, one of the leading providers of diagnostic and medical imaging systems related to women’s health, continues to benefit from increased utilization as well as expansion overseas. Software applications & systems, benefiting from the Fund’s position in Electronic Arts, was the second best industry, contributing 75 basis points. Electronic
4

Harbor Convertible Securities Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Ctrip.com International Ltd.	2.8%
Extra Space Storage LP	2.4%
Macquarie Infrastructure Co. LLC	2.3%
NRG Yield Inc.	2.3%
Clearwire Communications LLC	2.2%
Priceline Group Inc.	2.2%
Akamai Technologies Inc.	2.0%
SanDisk Corp.	2.0%
Starwood Property Trust Inc.	2.0%
Homeaway Inc.	1.9%
Arts, a leading provider of video game technology, continued to benefit from margin expansion due to the growth of digital technology. We have since exited the position, which returned 50.28%, due to its equity sensitivity. E-commerce was the third best industry with a contribution of 69 basis points. The Fund benefited from its out-of-benchmark position in Ctrip.com, the China-based internet travel company. The company benefited from the secular growth of the industry as well as the expansion of purchasing power in the Chinese consumer base. The position returned 21.13% for the year.
The energy sector as a whole was the main detractor from the Fund’s performance during the year as commodity price weakness throughout the year was persistent. After beginning the year at $80.54, oil prices seemingly stabilized through June in the $60 range before taking another leg down, post fears associated with a slowdown in China, to close the fiscal year at $47.47. Integrated oil, oil & gas products and oil services were the three worst performing industries, combining for a negative contribution of -170 basis points. The Fund was underweight the sector relative to the benchmark and we continued to monitor credit and liquidity barometers closely.
Outlook & Strategy
The profile of underlying convertible valuations that has resembled a very equity-like condition continued to shift. The investment premium of the V0A0 index was 62.07% on October 31, 2015 versus 77.90% at October 31, 2014. At the same time, the underlying equity premium expanded from 36.16% to 51.34% year over year. In addition to recent market volatility, we believe that factors influencing the shift included the influx of multiple new issues, which tend to be “balanced,” and the retirement of deep in the money, very equity-like issues. However, despite the recent trend, a more equity-like condition still persisted. As the markets continue to assimilate overall economic and political concerns, we expect to see the convertible market continue to focus on the growth attributes for underlying equities, given the overall stability in fundamental credit metrics. We also expect that a continuance of the recent pick up in volatility will provide market participants with multiple entry point and rebalancing opportunities.
The convertible strategy remained focused on the creditworthiness of the companies in which the Fund invested. We believe the Fund’s investment premium of 15.82% above bond floors appeared well suited to take advantage of any potential tightening of credit spreads, as compared to the market’s investment premium of 62.07%. Simultaneously, the lower-than-index average investment premium should provide a cushion against increased equity market volatility. In addition, with a current yield of 1.80%, we believe the Fund provided a reasonable income stream in the current low-rate environment.
The strong new issue trend seen for most of 2013/2015 slowed dramatically during the July through October period with 19 deals totaling approximately $7.0 billion. We believe that market volatility and uncertainty brought capital markets, in what is typically a seasonally slow period, to a virtual halt. New issuance year-to-date consisted of 87 deals totaling $40.5 billion. Redemptions through October totaled $45.6 billion, with acquisitions and debt repurchases accounting for the majority. Assuming that the recent trend of new issuance resumes, we expect that, for the first year since 2007, convertible new issues might exceed redemptions in 2016, after having kept pace for most of 2012 through 2015. We believe that lack of supply continued to be an issue, however, as redemption volume handily outpaced new issue volume during 2008-2011 by an average $25 billion per year and $100 billion total. We expect convertible new issue activity to continue to pick up at any sign of a prolonged backup in the corporate/high yield calendars, as issuers look to take advantage of the opportunity to sell into the apparent supply/demand imbalance. Additional catalysts for convertible new issue activity could include a continued improvement in underlying equity prices as well as the potential for higher interest rates.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
5

Harbor Convertible Securities Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2034
Cusip	411512734
Ticker	HACSX
Inception Date	05/01/2011
Net Expense Ratio	0.75%
Total Net Assets (000s)	$373,421

ADMINISTRATIVE CLASS
Fund #	2234
Cusip	411512726
Ticker	HRCSX
Inception Date	05/01/2011
Net Expense Ratio	1.00%
Total Net Assets (000s)	$376

INVESTOR CLASS
Fund #	2434
Cusip	411512718
Ticker	HICSX
Inception Date	05/01/2011
Net Expense Ratio	1.12%
Total Net Assets (000s)	$1,861
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.93%	2.78%
Yield to Maturity	0.83%	-0.80%
Current 30-Day Yield (Institutional Class)	1.51%	2.09%
Weighted Average Maturity	6.51 years	8.15 years
Weighted Average Duration	3.39 years	2.53 years
Portfolio Turnover (Year Ended 10/31/2015)	81%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	2.43%
>1 to 5	67.75%
>5 to 10	13.09%
>10 to 15	3.12%
>15 to 20	5.64%
>20 to 25	1.81%
>25 yrs.	6.16%
6

Harbor Convertible Securities Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 5/01/2011 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	5 Years	Annualized	Inception Date	Final Value of a $10,000 Investment
			Life of Fund
Harbor Convertible Securities Fund
Institutional Class	0.72%	N/A	4.60%	05/01/2011	$12,243
Administrative Class	0.47	N/A	4.32	05/01/2011	12,100
Investor Class	0.35	N/A	4.19	05/01/2011	12,033
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	-0.40%	N/A	7.79%	—	$14,022
As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Institutional Class); 1.00% (Administrative Class); and 1.12% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.
7

Harbor Convertible Securities Fund
Portfolio of Investments—October 31, 2015

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 1.9%)
CONVERTIBLE BONDS—96.8%
Principal Amount (000s)		Value (000s)
AIR FREIGHT & LOGISTICS—0.6%
	Echo Global Logistics Inc.
$2,209	2.500%—05/01/2020	$2,093
AUTOMOBILES— 1.8%
	Tesla Motors Inc.
7,437	0.250%—03/01/2019	6,749
BIOTECHNOLOGY— 3.1%
	BioMarin Pharmaceutical Inc.
3,839	0.750%—10/15/2018	5,413
	Cepheid Inc.
6,940	1.250%—02/01/2021	6,246
		11,659
CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
BUILDING PRODUCTS—0.4%
	Griffon Corp.
$1,250	4.000%—01/15/2017[1]	$1,586
CAPITAL MARKETS—3.0%
	Ares Capital Corp.
6,874	4.375%—01/15/2019	7,063
	Walter Investment Management Corp.
5,984	4.500%—11/01/2019	4,316
		11,379
COMMUNICATIONS EQUIPMENT—1.8%
	Brocade Communications Systems Inc.
3,940	1.375%—01/01/2020[1]	3,883
	InterDigital Inc.
2,895	1.500%—03/01/2020[1]	2,843
		6,726
ELECTRIC UTILITIES—0.8%
	Pattern Energy Group Inc.
3,170	4.000%—07/15/2020[1]	3,164
ENERGY EQUIPMENT & SERVICES—2.4%
	Hornbeck Offshore Services Inc.
4,840	1.500%—09/01/2019	3,591
	SEACOR Holdings Inc.
5,650	2.500%—12/15/2027	5,445
		9,036
HEALTH CARE EQUIPMENT & SUPPLIES—6.5%
	Alere Inc.
3,000	3.000%—05/15/2016	3,347
	Hologic Inc.
1,606	0.000%—12/15/2017[2,3]	2,042
3,799	2.000%—03/01/2018[3]	5,117
		7,159
	Integra LifeSciences Holdings Corp.
5,000	1.625%—12/15/2016	5,966
	NuVasive Inc.
3,498	2.750%—07/01/2017	4,410
	Wright Medical Group Inc.
3,640	2.000%—02/15/2020[1]	3,458
		24,340
HEALTH CARE PROVIDERS & SERVICES—2.8%
	Brookdale Senior Living Inc.
3,485	2.750%—06/15/2018	3,642
	Jazz Investments I Ltd.
2,235	1.875%—08/15/2021	2,382
	Molina Healthcare Inc.
3,668	1.625%—08/15/2044	4,511
		10,535
HEALTH CARE TECHNOLOGY—1.7%
	Allscripts Healthcare Solutions Inc.
2,731	1.250%—07/01/2020	2,849
	Medidata Solutions Inc.
3,245	1.000%—08/01/2018	3,411
		6,260
HOUSEHOLD DURABLES—3.6%
	Jarden Corp.
995	1.500%—06/15/2019	1,266
	Ryland Group Inc.
6,984	0.250%—06/01/2019	6,426
8

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
HOUSEHOLD DURABLES—Continued
	Toll Brothers Finance Corp.
$5,460	0.500%—09/15/2032	$5,668
		13,360
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—2.3%
	NRG Yield Inc.
6,505	3.250%—06/01/2020[1]	5,781
2,943	3.500%—02/01/2019[1]	2,763
		8,544
INDUSTRIAL CONGLOMERATES—1.4%
	Siemens Financieringsmaatschappij NV
5,000	1.050%—08/16/2017	5,357
INTERNET & CATALOG RETAIL—5.6%
	Ctrip.com International Ltd.
6,845	1.000%—07/01/2020[1]	7,641
2,130	1.250%—10/15/2018	2,829
		10,470
	Priceline Group Inc.
1,455	0.350%—06/15/2020	1,891
6,166	0.900%—09/15/2021	6,559
		8,450
	Vipshop Holdings Ltd.
1,740	1.500%—03/15/2019	2,152
		21,072
INTERNET SOFTWARE & SERVICES—13.8%
	Akamai Technologies Inc.
7,506	0.000%—02/15/2019[2]	7,614
	Blucora Inc.
6,191	4.250%—04/01/2019	5,618
	Envestnet Inc.
1,888	1.750%—12/15/2019	1,667
	HomeAway Inc.
7,575	0.125%—04/01/2019	7,291
	LinkedIn Corp.
6,685	0.500%—11/01/2019[1]	7,270
	Twitter Inc.
5,330	0.250%—09/15/2019	4,750
2,085	1.000%—09/15/2021	1,844
		6,594
	Web.com Group Inc.
3,870	1.000%—08/15/2018	3,800
	WebMD Health Corp.
5,138	1.500%—12/01/2020	5,347
1,122	2.500%—01/31/2018	1,131
		6,478
	Yahoo! Inc.
5,617	0.000%—12/01/2018[2]	5,635
		51,967
IT SERVICES—1.5%
	Cardtronics Inc.
2,940	1.000%—12/01/2020	2,800
	Euronet Worldwide Inc.
2,170	1.500%—10/01/2044[1]	2,779
		5,579
LIFE SCIENCES TOOLS & SERVICES—1.6%
	Illumina Inc.
5,885	0.000%—06/15/2019[2]	6,014
CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
MACHINERY— 3.5%
	Chart Industries Inc.
$7,905	2.000%—08/01/2018	$6,937
	Meritor Inc.
5,177	4.000%—02/15/2019[3]	5,115
	Navistar International Corp.
1,401	4.750%—04/15/2019	981
		13,033
MEDIA— 1.3%
	Live Nation Entertainment Inc.
4,348	2.500%—05/15/2019	4,712
METALS & MINING—4.7%
	Newmont Mining Corp.
5,250	1.625%—07/15/2017	5,217
	Royal Gold Inc.
5,237	2.875%—06/15/2019	5,063
	RTI International Metals Inc.
5,431	1.625%—10/15/2019	5,577
	U.S. Steel Corp.
1,855	2.750%—04/01/2019	1,861
		17,718
OIL, GAS & CONSUMABLE FUELS—2.2%
	Chesapeake Energy Corp.
6,222	2.500%—05/15/2037	5,351
	Whiting Petroleum Corp.
3,500	1.250%—04/01/2020[1]	3,100
		8,451
PHARMACEUTICALS— 1.3%
	Impax Laboratories Inc.
3,965	2.000%—06/15/2022[1]	3,668
	Teva Pharmaceutical Finance Co. LLC
749	0.250%—02/01/2026	1,068
		4,736
PROFESSIONAL SERVICES—1.1%
	Huron Consulting Group Inc.
4,588	1.250%—10/01/2019	4,264
REAL ESTATE INVESTMENT TRUSTS (REITs)—6.0%
	Extra Space Storage LP
591	2.375%—07/01/2033[1]	858
7,765	3.125%—10/01/2035[1]	8,260
		9,118
	National Health Investors Inc.
5,999	3.250%—04/01/2021	5,860
	Starwood Property Trust Inc.
7,375	4.550%—03/01/2018	7,495
		22,473
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
	Forest City Enterprises Inc.
2,915	3.625%—08/15/2020	3,172
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
	LAM Research Corp.
2,145	1.250%—05/15/2018	3,025
	Microchip Technology Inc.
1,910	1.625%—02/15/2025[1]	1,990
	NVIDIA Corp.
3,288	1.000%—12/01/2018	4,823
9

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
	On Semiconductor Corp.
$1,990	1.000%—12/01/2020[1]	$1,965
		11,803
SOFTWARE— 10.1%
	Citrix Systems Inc.
4,130	0.500%—04/15/2019	4,719
	Fireeye Inc.
4,860	1.000%—06/01/2035[1]	4,228
	NetSuite Inc.
3,737	0.250%—06/01/2018	3,809
	Nuance Communications Inc.
1,304	1.500%—11/01/2035	1,377
2,155	2.750%—11/01/2031	2,169
		3,546
	Proofpoint Inc.
2,755	0.750%—06/15/2020[1]	3,103
	Salesforce.com Inc.
4,608	0.250%—04/01/2018	5,988
	Synchronoss Technologies Inc.
1,800	0.750%—08/15/2019	1,844
	TiVo Inc.
6,275	2.000%—10/01/2021	5,561
	Workday Inc.
4,026	0.750%—07/15/2018	4,650
293	1.500%—07/15/2020	352
		5,002
		37,800
SPECIALTY RETAIL—0.8%
	Restoration Hardware Holdings Inc.
2,795	0.000%—06/15/2019[1,2]	2,970
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.7%
	Electronics For Imaging Inc.
2,500	0.750%—09/01/2019	2,671
	SanDisk Corp.
5,900	0.500%—10/15/2020	6,250
720	1.500%—08/15/2017	1,152
		7,402
		10,073
TRANSPORTATION INFRASTRUCTURE—2.3%
	Macquarie Infrastructure Corp.
7,338	2.875%—07/15/2019	8,562
CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
WIRELESS TELECOMMUNICATION SERVICES—2.2%
	Clearwire Communications LLC
$8,110	8.250%—12/01/2040[1]	$8,373
TOTAL CONVERTIBLE BONDS
(Cost $368,371)		363,560

CORPORATE BONDS & NOTES—1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.3%
	Intelsat Luxembourg SA
1,690	7.750%—06/01/2021	1,005
HEALTH CARE PROVIDERS & SERVICES—0.1%
	HCA Inc.
400	5.375%—02/01/2025	412
HOTELS, RESTAURANTS & LEISURE—0.2%
	Scientific Games International Inc.
1,275	6.625%—05/15/2021	892
PHARMACEUTICALS— 0.7%
	Valeant Pharmaceuticals International Inc.
1,200	6.125%—04/15/2025[1]	1,016
1,575	7.500%—07/15/2021[1]	1,445
		2,461
TOTAL CORPORATE BONDS & NOTES
(Cost $6,135)		4,770

SHORT-TERM INVESTMENTS—0.8%
(Cost $3,176)
REPURCHASE AGREEMENTS
3,176	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $3,244)	3,176
TOTAL INVESTMENTS—98.9%
(Cost $377,682)		371,506
CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		4,152
TOTAL NET ASSETS—100.0%		$375,658
FAIR VALUE MEASUREMENTS
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $82,144 or 22% of net assets.
2	Zero coupon bond.
3	Step coupon security, the stated rate represents the rate in effect at October 31, 2015.
The accompanying notes are an integral part of the Financial Statements.
10

Harbor High-Yield Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2002
Eric Dobbin
Since 2012
Mark Flanagan, CFA, CPA
Since 2002
Justin W. Slatky
Since 2012
Steven N. Schweitzer
Since 2012
Robert Kricheff
Since 2015
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
Total return
Principal Style Characteristics
High-yield bonds
Mark Shenkman

Eric Dobbin

Mark Flanagan

Justin W. Slatky

Steven N. Schweitzer

Robert Kricheff

Management’s Discussion of
Fund Performance
Market review
The high-yield market underwent a period of significant volatility for the 12-months ended October 31, 2015, with performance and bond prices driven by several macro themes. The most important influence on bond prices was the hard breakdown in oil and gas prices late in 2014, which meaningfully pressured energy bonds, the largest market sector. While commodity prices rallied early in 2015 and supported a market rally overall in the start of 2015, lower commodity prices negatively affected investor sentiment and performance later in the year. A second major theme this year that was more benign for fixed income markets in general was the market-wide speculation on when the Federal Reserve (Fed) would raise rates and begin steps to tighten the monetary environment. With the ten-year U.S. Treasury bond bouncing around in the 2.00 to 2.40% range for most of the year, investors awaited Fed tightening and any indications of the future pace of Fed actions. Another factor influencing the high-yield market over the period was the pick-up in equity market volatility, with the large equity indices moving from up approximately 7% earlier in the year to down 6 to 8% late summer, before clawing back towards breaking even. A few key factors driving market volatility included an uncertain global growth picture as China’s rate of Gross Domestic Product (GDP) growth declined and Europe’s GDP failed to grow sufficiently, lower commodity prices across almost every category, and the pick-up in global military conflicts.
The most visible trend within the high-yield market over the last year was a general pull back on risk among market participants. Thus, the lowest rated triple C bonds underperformed single B bonds, while higher rated double B bonds performed best. This “flight to quality” within the high-yield market became even more evident towards fiscal year end as any company missing earnings gapped down, while companies exceeding earnings tended to strengthen. Another trend within the category was an increase in the percentage of new issuance that supported mergers and acquisitions. While the amount of leveraged buyout financings remained low, strategic buyers accessed the high-yield market to fund their acquisitions. The overall market remained at debt leverage levels similar to prior-year levels and interest coverage ratios remained near record highs at the individual company level.
performance
The Harbor High-Yield Bond Fund returned -0.79% (Institutional Class), -1.03% (Administrative Class) and -1.15% (Investor Class) during the 12-months ending October 31, 2015, with the Institutional Class underperforming the BofA Merrill Lynch U.S. Non-Distressed High Yield Index by 119 basis points during the period. The Fund’s Institutional Class outperformed the BofA Merrill Lynch U.S. High Yield Index by 126 basis points over the same period. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index and includes all securities with an option-adjusted spread less than or equal to 1,000 basis points. Therefore, many of the stressed credits which underperformed the broader high-yield market during the period were removed from the BofA Merrill Lynch U.S. Non-Distressed High Yield Index as they approached 1,000 basis points, resulting in the Fund’s overweight to oil and gas versus that index. From an industry perspective, the biggest contribution relative to the BofA Merrill Lynch U.S. Non-Distressed High Yield Index was the Fund’s underweight in metals/mining ex steel, specifically not owning
11

Harbor High-Yield Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Sirius XM Radio Inc.	1.4%
Reynolds Group Issuer Inc.	1.3%
Sinclair Television Group Inc.	1.3%
DISH DBS Corp.	1.2%
Calpine Corp.	1.1%
Burger King Worldwide Inc.	1.0%
Cablevision Systems Corp.	1.0%
Hughes Satellite Systems Corp.	1.0%
IMG Holdings Worldwide LLC	1.0%
NRG Energy Inc.	1.0%
several distressed coal companies that continued to experience significant credit deterioration, as well as positive selection and overweight in Support - Services. Security selection within oil & gas detracted from relative performance as the more distressed oil and gas names exited the BofA Merrill Lynch U.S. Non-Distressed High Yield Index when they began trading with an option-adjusted spread equal to or over 1,000 basis points. Additionally, the Fund’s significant underweight to finance, a sector we tend to largely avoid, detracted from relative performance as it returned over 6% for the BofA Merrill Lynch U.S. Non-Distressed High Yield Index. At the end of the period, the portfolio’s cash balance was 2.55% and holdings included 211 issuers in 49 industries. Some important portfolio metrics included a 6.86% yield-to-worst, a current yield of 6.67% and weighted average credit ratings and C.Scope® credit score (a proprietary credit scoring tool) of B+/B2 and 82, respectively.
Outlook & Strategy
Although the Fed may soon have the green light to institute the first rate increase in nearly ten years following the strength of October’s jobs report, future rate hikes should be slow, deliberate, and well-telegraphed, and credit markets are unlikely to react adversely to a slight increase. The past choppy 12 months in the high-yield market has resulted in a market which now trades at historically attractive spreads in excess of 600 basis points over ten-year Treasuries, with a duration of just over four years that is shorter than most fixed income alternatives. Additionally, default rates currently remain below historical averages and most of the credit decay that has occurred was localized in the energy and mining space. Default rates may gradually increase to the historical average of 3.6% over the next 15 months due to several over-leveraged energy companies filing chapter 11 bankruptcies. With the consensus GDP forecasts for the next 12 months in the 2.5% range, we expect that most of our non-commodity companies should enjoy another solid year of cash flow. We also are encouraged that equity, loan, and bond markets remain open for issuance and most CFOs have been proactive in accessing financing markets well before balance sheet pressures build, thereby leaving corporate balance sheets in better condition than in prior market cycles. The quest for higher yield is never ending; we believe that the high-yield market continued to offer investors attractive income generation with lower duration than many other fixed income asset classes.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
12

Harbor High-Yield Bond Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2024
Cusip	411511553
Ticker	HYFAX
Inception Date	12/01/2002
Net Expense Ratio	0.65% [a]
Total Net Assets (000s)	$1,460,808

ADMINISTRATIVE CLASS
Fund #	2224
Cusip	411511546
Ticker	HYFRX
Inception Date	12/01/2002
Net Expense Ratio	0.90% [a]
Total Net Assets (000s)	$4,314

INVESTOR CLASS
Fund #	2424
Cusip	411511538
Ticker	HYFIX
Inception Date	12/01/2002
Net Expense Ratio	1.02% [a]
Total Net Assets (000s)	$96,957
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	6.34%	6.74%
Yield to Maturity	7.26%	7.75%
Current 30-Day Yield (Institutional Class)	5.86%	7.16%
Weighted Average Maturity	6.37 years	6.29 years
Weighted Average Duration	3.77 years	4.04 years
Beta vs. BofA Merrill Lynch U.S. Non-Distressed High Yield Index	1.05	1.00
Portfolio Turnover (Year Ended 10/31/2015)	49%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	2.82%
>1 to 5	20.30%
>5 to 10	76.56%
>10 to 15	0.32%
>15 to 20	0.00%
>20 to 25	0.00%
>25 yrs.	0.00%

a	Reflective of a contractual management fee waiver effective through February 29, 2016.
13

Harbor High-Yield Bond Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. Non-Distressed High Yield and BofA Merrill Lynch U.S. High Yield Indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor High-Yield Bond Fund
Institutional Class	-0.79%	5.05%	6.31%	12/01/2002	$18,444
Administrative Class	-1.03	4.81	6.06	12/01/2002	18,010
Investor Class	-1.15	4.68	5.93	12/01/2002	17,786
Comparative Indices
BofA Merrill Lynch U.S. Non-Distressed High Yield[a]	0.40%	6.47%	6.69%	—	$19,111
BofA Merrill Lynch U.S. High Yield	-2.05	6.00	7.48	—	20,576
As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Net) and 0.69% (Gross) (Institutional Class); 0.90% (Net) and 0.94% (Gross) (Administrative Class); and 1.02% (Net) and 1.06% (Gross) (Investor Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

a	Effective March 1, 2015, the Fund’s primary benchmark changed to the BofA Merrill Lynch U.S. Non-Distressed High Yield Index from the BofA Merrill Lynch U.S. High Yield Index in order to better reflect the subadviser’s investment strategy.
14

Harbor High-Yield Bond Fund
Portfolio of Investments—October 31, 2015

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 4.4%)
BANK LOAN OBLIGATIONS—3.9%
Principal Amount (000s)		Value (000s)
AIR FREIGHT & LOGISTICS—0.7%
	Xpo Logistics Inc.
	Term Loan
$12,000	4.500%—10/15/2022[1]	$11,910
CHEMICALS— 0.3%
	Solenis International LP
	Second-Lien Term Loan
5,000	7.750%—07/31/2022[1]	4,712
COMMERCIAL SERVICES & SUPPLIES—0.4%
	Brand Energy & Infrastructure Services Inc.
	Term Loan
6,141	4.750%—11/26/2020[1]	5,713
CONTAINERS & PACKAGING—0.3%
	Mauser U.S. Holdings Inc.
	Second-Lien Term Loan
6,000	8.750%—07/31/2022[1]	5,673
FOOD & STAPLES RETAILING—0.2%
	BJ's Wholesale Club Inc.
	Second-Lien Term Loan
3,450	8.500%—03/31/2020[1]	3,374
HOTELS, RESTAURANTS & LEISURE—0.1%
	Amaya Holdings BV
	Second-Lien Term Loan B
1,307	8.000%—08/01/2022[1]	1,317
MEDIA— 1.2%
	IMG Worldwide Holdings LLC
	Term Loan B
15,583	5.250%—05/06/2021[1]	15,588
	TWCC Holding Corp.
	Term B-1 Loan
2,736	5.750%—02/13/2020[1]	2,742
		18,330
MULTILINE RETAIL—0.2%
	Savers Inc.
	Term Loan
3,387	5.000%—10/03/2019[1]	2,881
OIL, GAS & CONSUMABLE FUELS—0.1%
	Azure Midstream Energy LLC
	Term Loan A
1,560	7.500%—11/15/2018[1]	1,209
PHARMACEUTICALS— 0.2%
	Concordia Healthcare Corp.
	Term Loan
3,000	4.250%—10/20/2021[1]	2,892
TRADING COMPANIES & DISTRIBUTORS—0.2%
	Neff Rental LLC
	Second-Lien Term Loan
4,165	7.250%—06/09/2021[1]	3,822
TOTAL BANK LOAN OBLIGATIONS
(Cost $63,569)		61,833

15

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—91.7%
Principal Amount (000s)		Value (000s)
AEROSPACE & DEFENSE—2.3%
	Bombardier Inc.
$5,000	6.000%—10/15/2022[2]	$3,875
8,500	6.125%—01/15/2023[2]	6,630
		10,505
	DigitalGlobe Inc.
3,302	5.250%—02/01/2021[2]	2,987
	Kratos Defense & Security Solutions Inc.
2,509	7.000%—05/15/2019	2,007
	Orbital ATK Inc.
4,200	5.500%—10/01/2023[2]	4,394
	Spirit AeroSystems Inc.
4,000	6.750%—12/15/2020	4,160
	Transdigm Inc.
3,500	6.500%—05/15/2025[2]	3,570
	TransDigm Inc.
8,000	6.500%—07/15/2024	8,180
		35,803
AIR FREIGHT & LOGISTICS—0.3%
	XPO Logistics Inc.
5,500	6.500%—06/15/2022[2]	4,929
AUTO COMPONENTS—1.9%
	American Axle & Manufacturing Inc.
5,000	6.625%—10/15/2022	5,338
	American Tire Distributors Inc.
6,000	10.250%—03/01/2022[2]	6,090
	Goodyear Tire & Rubber Co.
4,624	6.500%—03/01/2021	4,930
4,500	7.000%—05/15/2022	4,911
		9,841
	Tenneco Inc.
5,705	6.875%—12/15/2020	5,926
	ZF North America Capital Inc.
2,750	4.500%—04/29/2022[2]	2,779
		29,974
AUTOMOBILES— 0.4%
	Chrysler Group LLC
5,000	8.250%—06/15/2021	5,362
BANKS— 0.3%
	CIT Group Inc.
5,000	5.500%—02/15/2019[2]	5,319
BUILDING PRODUCTS—2.4%
	Griffon Corp.
10,500	5.250%—03/01/2022	10,356
	Hillman Group Inc.
6,000	6.375%—07/15/2022[2]	5,625
	Masonite International Corp.
3,000	5.625%—03/15/2023[2]	3,150
	Nortek Inc.
7,525	8.500%—04/15/2021	8,014
	RSI Home Products Inc.
5,000	6.500%—03/15/2023[2]	5,187
	Summit Materials LLC
5,000	6.125%—07/15/2023	5,000
		37,332
CAPITAL MARKETS—0.5%
	Walter Investment Management Corp.
10,000	7.875%—12/15/2021	8,138
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
CHEMICALS— 1.8%
	A Schulman Inc.
$5,000	6.875%—06/01/2023[2]	$4,987
	Eagle Spinco Inc.
1,750	4.625%—02/15/2021	1,711
	Momentive Performance Materials Inc.
10,000	3.880%—10/24/2021	8,050
	PQ Corp.
2,850	8.750%—11/01/2018[2]	2,886
	Tronox Finance LLC
10,633	6.375%—08/15/2020	7,626
1,350	7.500%—03/15/2022[2]	958
		8,584
	Univar USA Inc.
2,413	6.750%—07/15/2023[2]	2,395
		28,613
COMMERCIAL SERVICES & SUPPLIES—3.5%
	ACCO Brands Corp.
5,000	6.750%—04/30/2020	5,350
	Brand Energy & Infrastructure Services Inc.
5,000	8.500%—12/01/2021[2]	4,550
	Casella Waste Systems Inc.
2,350	7.750%—02/15/2019	2,397
	Clean Harbors Inc.
4,500	5.125%—06/01/2021	4,642
	Covanta Holding Corp.
1,700	5.875%—03/01/2024	1,696
6,900	6.375%—10/01/2022	7,279
		8,975
	Garda World Security Corp.
5,000	7.250%—11/15/2021[2]	4,587
	NuStar Logistics LP
3,500	6.750%—02/01/2021	3,648
	Quad/Graphics Inc.
5,000	7.000%—05/01/2022	4,575
	RR Donnelley & Sons Co.
5,000	6.000%—04/01/2024	4,600
	West Corp.
11,000	5.375%—07/15/2022[2]	10,519
		53,843
COMMUNICATIONS EQUIPMENT—1.9%
	CommScope Holding Co. Inc.
500	6.625%—06/01/2020[2]	522
	CommScope Technologies Finance LLC
6,250	6.000%—06/15/2025[2]	6,359
	Hughes Satellite Systems Corp.
14,000	7.625%—06/15/2021	15,313
	ViaSat Inc.
6,900	6.875%—06/15/2020	7,236
		29,430
CONSTRUCTION & ENGINEERING—0.3%
	Aecom Technology Corp.
3,500	5.750%—10/15/2022	3,653
1,000	5.875%—10/15/2024	1,036
		4,689
CONSUMER FINANCE—0.3%
	Ally Financial Inc.
5,000	3.750%—11/18/2019	5,077
16

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
CONTAINERS & PACKAGING—4.3%
	Ardagh Holdings USA Inc.
$8,450	6.250%—01/31/2019[2]	$8,587
	Berry Plastics Corp.
5,000	5.125%—07/15/2023	4,963
9,000	5.500%—05/15/2022	9,281
		14,244
	Plastipak Holdings Inc.
6,000	6.500%—10/01/2021[2]	5,970
	Reynolds Group Issuer Inc.
19,000	5.750%—10/15/2020	19,807
	Sealed Air Corp.
2,750	4.875%—12/01/2022[2]	2,836
	Signode Industrial Group Lux SA
10,800	6.375%—05/01/2022[2]	10,179
	Silgan Holdings Inc.
3,500	5.000%—04/01/2020	3,588
1,500	5.500%—02/01/2022	1,540
		5,128
		66,751
DISTRIBUTORS— 0.4%
	LKQ Corp.
5,500	4.750%—05/15/2023	5,431
DIVERSIFIED TELECOMMUNICATION SERVICES—4.0%
	Altice Financing SA
3,000	6.625%—02/15/2023[2]	3,015
	Altice SA
1,650	7.625%—02/15/2025[2]	1,521
	CenturyLink Inc.
6,150	5.625%—04/01/2020	6,180
	Frontier Communications Corp.
5,000	7.125%—01/15/2023	4,488
4,100	10.500%—09/15/2022[2]	4,264
		8,752
	GCI Inc.
7,000	6.750%—06/01/2021	7,280
	Intelsat Jackson Holdings SA
7,000	7.250%—10/15/2020	6,423
	Intelsat Luxembourg SA
7,300	8.125%—06/01/2023	4,362
	Level 3 Financing Inc.
2,600	5.125%—05/01/2023[2]	2,632
5,250	5.375%—01/15/2024[2]	5,329
973	5.750%—12/01/2022	1,000
1,100	6.125%—01/15/2021	1,162
3,000	7.000%—06/01/2020	3,187
		13,310
	Zayo Group LLC
12,000	6.000%—04/01/2023[2]	12,264
		63,107
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.7%
	Anixter Inc.
5,800	5.125%—10/01/2021	5,959
	Belden Inc.
5,000	5.500%—09/01/2022[2]	4,975
		10,934
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
ENERGY EQUIPMENT & SERVICES—2.3%
	CGG SA
$3,800	6.500%—06/01/2021	$2,204
4,950	6.875%—01/15/2022	2,822
		5,026
	Exterran Partners LP
4,500	6.000%—04/01/2021-10/01/2022	3,845
	Hornbeck Offshore Services Inc.
5,550	5.000%—03/01/2021	4,274
3,950	5.875%—04/01/2020	3,199
		7,473
	North Atlantic Drilling Ltd.
3,625	6.250%—02/01/2019[2]	2,302
	Precision Drilling Corp.
2,350	6.625%—11/15/2020	2,106
	Seadrill Ltd.
9,650	6.125%—09/15/2017[2]	7,213
	Unit Corp.
9,740	6.625%—05/15/2021	7,841
		35,806
FOOD & STAPLES RETAILING—0.5%
	Alphabet Holding Co. Inc.
6,700	7.750%—11/01/2017	6,599
	Rite Aid Corp.
650	6.125%—04/01/2023[2]	703
		7,302
FOOD PRODUCTS—1.6%
	Darling Ingredients Inc.
1,800	5.375%—01/15/2022	1,793
	Dean Foods Co.
5,000	6.500%—03/15/2023[2]	5,288
	Dole Food Co. Inc.
7,350	7.250%—05/01/2019[2]	7,394
	Post Holdings Inc.
10,500	6.000%—12/15/2022[2]	10,592
		25,067
GAS UTILITIES—1.0%
	Ferrellgas LP
4,350	6.500%—05/01/2021	4,056
6,000	6.750%—06/15/2023[2]	5,565
		9,621
	Suburban Propane Partners LP
5,832	7.375%—08/01/2021	6,153
		15,774
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
	Alere Inc.
5,500	6.375%—07/01/2023[2]	5,734
	Capsugel SA
10,250	7.000%—05/15/2019[2]	10,346
	Hologic Inc.
4,650	5.250%—07/15/2022[2]	4,871
	Jll/Delta Dutch Pledgeco BV
3,000	8.750%—05/01/2020[2]	3,071
		24,022
HEALTH CARE PROVIDERS & SERVICES—3.6%
	Acadia Healthcare Co. Inc.
2,000	5.625%—02/15/2023	2,012
	Air Medical Merger Sub Corp.
5,000	6.375%—05/15/2023[2]	4,575
17

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—Continued
	Community Health Systems Inc.
$10,000	6.875%—02/01/2022	$10,125
	DaVita HealthCare Partners Inc.
4,750	5.000%—05/01/2025	4,727
3,300	5.750%—08/15/2022	3,478
		8,205
	Envision Healthcare Corp.
7,650	5.125%—07/01/2022[2]	7,459
	HCA Holdings Inc.
1,550	6.250%—02/15/2021	1,701
	MPH Acquisition Holdings LLC
7,000	6.625%—04/01/2022[2]	7,157
	Sterigenics-Nordion Holdings LLC
1,000	6.500%—05/15/2023[2]	1,009
	Surgical Care Affiliates Inc.
5,000	6.000%—04/01/2023[2]	5,050
	Tenet Healthcare Corp.
9,000	6.750%—06/15/2023	8,978
		56,271
HEALTH CARE TECHNOLOGY—0.1%
	MedAssets Inc.
2,050	8.000%—11/15/2018	2,094
HOTELS, RESTAURANTS & LEISURE—2.9%
	Burger King Worldwide Inc.
15,000	6.000%—04/01/2022[2]	15,732
	Cedar Fair LP
2,739	5.250%—03/15/2021	2,869
	Isle of Capri Casinos Inc.
5,000	8.875%—06/15/2020	5,400
	Pinnacle Entertainment Inc.
5,000	7.500%—04/15/2021	5,294
7,050	8.750%—05/15/2020	7,358
		12,652
	Scientific Games International Inc.
2,150	6.250%—09/01/2020	1,505
3,700	6.625%—05/15/2021	2,590
		4,095
	Station Casinos LLC
3,450	7.500%—03/01/2021	3,700
		44,448
HOUSEHOLD DURABLES—1.3%
	Energizer Holdings Inc.
10,500	5.500%—06/15/2025[2]	10,736
	Shea Homes LP
6,000	5.875%—04/01/2023[2]	6,308
	Tempur Sealy International Inc.
2,500	5.625%—10/15/2023[2]	2,631
		19,675
HOUSEHOLD PRODUCTS—1.2%
	First Quality Finance Co. Inc.
11,000	4.625%—05/15/2021[2]	10,258
	Prestige Brands Inc.
3,150	5.375%—12/15/2021[2]	3,166
2,750	8.125%—02/01/2020	2,894
		6,060
	Spectrum Brands Inc.
2,000	6.375%—11/15/2020	2,145
		18,463
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—4.4%
	AES Corp.
$7,000	5.500%—04/15/2025	$6,545
	Calpine Corp.
3,000	5.375%—01/15/2023	2,884
7,600	5.500%—02/01/2024	7,258
8,200	5.750%—01/15/2025	7,800
		17,942
	Dynegy Inc.
7,050	6.750%—11/01/2019	7,068
5,000	7.375%—11/01/2022	5,037
		12,105
	NRG Energy Inc.
18,000	6.250%—05/01/2024	16,200
	RJS Power Holdings LLC
15,000	4.625%—07/15/2019[2]	13,797
	Talen Energy Supply LLC
2,750	6.500%—06/01/2025[2]	2,444
		69,033
INDUSTRIAL CONGLOMERATES—0.6%
	Gardner Denver Inc.
8,000	6.875%—08/15/2021[2]	6,960
	Gates Global LLC
3,000	6.000%—07/15/2022[2]	2,423
		9,383
INTERNET SOFTWARE & SERVICES—0.3%
	Equinix Inc.
5,000	5.750%—01/01/2025	5,237
IT SERVICES—2.0%
	Alliance Data Systems Corp.
3,200	5.375%—08/01/2022[2]	3,256
11,400	6.375%—04/01/2020[2]	11,813
		15,069
	SunGard Data Systems Inc.
7,250	6.625%—11/01/2019	7,531
4,025	7.625%—11/15/2020	4,212
		11,743
	WEX Inc.
5,050	4.750%—02/01/2023[2]	4,747
		31,559
LIFE SCIENCES TOOLS & SERVICES—0.6%
	Jaguar Holding Co.
10,000	6.375%—08/01/2023[2]	10,038
MACHINERY— 0.6%
	Terex Corp.
6,250	6.500%—04/01/2020	6,328
	Titan International Inc.
3,250	6.875%—10/01/2020	2,763
		9,091
MEDIA— 17.2%
	Altice SA
3,000	7.750%—05/15/2022[2]	2,895
	Cable One Inc.
5,000	5.750%—06/15/2022[2]	5,137
18

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
MEDIA— Continued
	Cablevision Systems Corp.
$12,000	5.875%—09/15/2022	$9,990
5,350	8.000%—04/15/2020	5,230
		15,220
	CCO Holdings LLC
1,500	5.125%—02/15/2023	1,508
3,200	5.125%—05/01/2023[2]	3,216
5,250	5.250%—03/15/2021-09/30/2022	5,336
3,150	6.500%—04/30/2021	3,311
		13,371
	Cequel Communications Holdings I LLC
1,850	5.125%—12/15/2021[2]	1,784
13,500	6.375%—09/15/2020[2]	13,568
		15,352
	Clear Channel Worldwide Holdings Inc.
10,900	7.625%—03/15/2020	11,350
	Cumulus Media Holdings Inc.
5,100	7.750%—05/01/2019	3,411
	DISH DBS Corp.
3,800	5.000%—03/15/2023	3,524
9,000	5.875%—11/15/2024	8,631
7,000	6.750%—06/01/2021	7,245
		19,400
	Gannett Co. Inc.
3,500	6.375%—10/15/2023	3,789
	Gray Television Inc.
5,000	7.500%—10/01/2020	5,237
	Lamar Media Corp.
6,950	5.875%—02/01/2022	7,402
	MDC Partners Inc.
5,000	6.750%—04/01/2020[2]	5,106
	Mediacom Broadband LLC
2,800	5.500%—04/15/2021	2,719
3,800	6.375%—04/01/2023	3,686
		6,405
	Mediacom Capital Corp.
7,000	7.250%—02/15/2022	7,114
	Midcontinent Communications & Midcontinent Finance Corp.
5,000	6.875%—08/15/2023[2]	5,144
	Neptune Finco Corp.
3,500	10.875%—10/15/2025[2]	3,745
	Nexstar Broadcasting Inc.
5,000	6.125%—02/15/2022[2]	5,012
6,550	6.875%—11/15/2020	6,796
		11,808
	Numericable-SFR SAS
6,000	6.000%—05/15/2022[2]	6,030
	Quebecor Media Inc.
5,000	5.750%—01/15/2023	5,144
	Sinclair Television Group Inc.
12,000	5.375%—04/01/2021	12,075
4,000	6.125%—10/01/2022	4,130
3,300	6.375%—11/01/2021	3,415
		19,620
	Sirius XM Radio Inc.
2,750	4.625%—05/15/2023[2]	2,726
1,000	5.375%—04/15/2025[2]	1,026
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
MEDIA— Continued
$4,350	5.875%—10/01/2020[2]	$4,635
13,000	6.000%—07/15/2024[2]	13,758
		22,145
	Time Inc.
10,000	5.750%—04/15/2022[2]	10,025
	Townsquare Media Inc.
5,000	6.500%—04/01/2023[2]	4,819
	Tribune Media Co.
8,000	5.875%—07/15/2022[2]	8,240
	Unitymedia Hessen GmbH & Co. KG
4,900	5.500%—01/15/2023[2]	5,055
	Univision Communications Inc.
2,000	5.125%—02/15/2025[2]	1,970
1,131	6.750%—09/15/2022[2]	1,199
		3,169
	UPCB Finance IV Ltd.
12,500	5.375%—01/15/2025[2]	12,578
	UPCB Finance VI Ltd.
9,000	6.875%—01/15/2022[2]	9,551
	Virgin Media Finance plc
3,000	6.000%—10/15/2024[2]	3,034
2,500	6.375%—04/15/2023[2]	2,584
		5,618
	Virgin Media Secured Finance plc
5,000	5.250%—01/15/2026[2]	5,012
	WideOpenWest Finance LLC
3,200	10.250%—07/15/2019	3,208
	WMG Acquisition Corp.
7,500	6.750%—04/15/2022[2]	6,980
		269,080
METALS & MINING—0.2%
	Constellium NV
1,200	5.750%—05/15/2024[2]	870
	Murray Energy Corp.
3,694	11.250%—04/15/2021[2]	1,007
	Steel Dynamics Inc.
700	5.125%—10/01/2021	698
		2,575
OIL, GAS & CONSUMABLE FUELS—7.5%
	Berry Petroleum Co. LLC
1,500	6.750%—11/01/2020	592
	Blue Racer Midstream LLC
3,350	6.125%—11/15/2022[2]	3,149
	California Resources Corp.
3,000	6.000%—11/15/2024	2,051
	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	2,242
	Chesapeake Energy Corp.
2,175	5.750%—03/15/2023	1,381
4,065	6.125%—02/15/2021	2,683
2,050	6.625%—08/15/2020	1,399
950	6.875%—11/15/2020	648
		6,111
	Denbury Resources Inc.
4,900	5.500%—05/01/2022	3,454
	Foresight Energy LLC
4,550	7.875%—08/15/2021[2]	3,390
19

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
OIL, GAS & CONSUMABLE FUELS—Continued
	Genesis Energy LP
$4,700	5.750%—02/15/2021	$4,418
9,250	6.750%—08/01/2022	9,065
		13,483
	Global Partners LP
5,500	7.000%—06/15/2023	5,198
	Jones Energy Holdings LLC
4,000	6.750%—04/01/2022	3,230
	Jupiter Resources Inc.
6,750	8.500%—10/01/2022[2]	3,544
	Linn Energy LLC
1,750	6.500%—09/15/2021	394
4,000	7.750%—02/01/2021	940
		1,334
	MarkWest Energy Finance Corp.
2,250	4.875%—06/01/2025	2,109
	Memorial Production Partners LP
3,200	6.875%—08/01/2022	2,032
4,125	7.625%—05/01/2021	2,784
		4,816
	Memorial Resource Development Corp.
4,250	5.875%—07/01/2022	4,027
	NGL Energy Partners LP
4,150	6.875%—10/15/2021	3,984
	Oasis Petroleum Inc.
11,850	6.875%—03/15/2022-01/15/2023	10,235
	Rice Energy Inc.
8,175	6.250%—05/01/2022	7,439
	Rose Rock Finance Corp.
5,500	5.625%—11/15/2023[2]	4,703
	Sanchez Energy Corp.
7,950	6.125%—01/15/2023	5,804
1,700	7.750%—06/15/2021	1,360
		7,164
	Tesoro Logistics LP
5,000	5.500%—10/15/2019[2]	5,200
2,000	6.250%—10/15/2022[2]	2,090
		7,290
	Triangle USA Petroleum Corp.
8,000	6.750%—07/15/2022[2]	3,800
	Vanguard Natural Resources LLC
5,400	7.875%—04/01/2020	3,260
	Whiting Petroleum Corp.
5,650	6.250%—04/01/2023	5,283
	WPX Energy Inc.
5,400	8.250%—08/01/2023	5,090
		116,978
PAPER & FOREST PRODUCTS—1.1%
	Cascades Inc.
7,500	5.500%—07/15/2022[2]	7,322
4,050	5.750%—07/15/2023[2]	3,898
		11,220
	Resolute Forest Products Inc.
8,500	5.875%—05/15/2023	6,375
		17,595
PHARMACEUTICALS— 3.2%
	Concordia Healthcare Corp.
1,650	7.000%—04/15/2023[2]	1,444
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
PHARMACEUTICALS— Continued
	Endo Finance LLC
$5,000	5.375%—01/15/2023[2]	$4,928
5,200	5.750%—01/15/2022[2]	5,109
4,350	6.000%—07/15/2023[2]	4,372
3,010	7.250%—12/15/2020[2]	3,127
		17,536
	Mallinckrodt International Finance SA
2,000	4.750%—04/15/2023	1,750
5,000	5.500%—04/15/2025[2]	4,573
10,250	5.625%—10/15/2023[2]	9,725
		16,048
	Valeant Pharmaceuticals International Inc.
3,000	5.625%—12/01/2021[2]	2,617
7,000	6.125%—04/15/2025[2]	5,924
3,950	6.375%—10/15/2020[2]	3,555
3,000	7.500%—07/15/2021[2]	2,753
		14,849
		49,877
PROFESSIONAL SERVICES—0.3%
	CEB Inc.
5,000	5.625%—06/15/2023[2]	5,094
REAL ESTATE INVESTMENT TRUSTS (REITs)—2.7%
	Communications Sales & Leasing Inc.
2,000	8.250%—10/15/2023	1,859
	CyrusOne LP
2,000	6.375%—11/15/2022	2,070
	Felcor Lodging LP
5,650	5.625%—03/01/2023	5,876
3,500	6.000%—06/01/2025	3,640
		9,516
	GEO Group Inc.
1,500	5.125%—04/01/2023	1,478
8,589	5.875%—01/15/2022-10/15/2024	8,765
		10,243
	Iron Mountain Inc.
10,000	5.750%—08/15/2024	10,087
3,000	6.000%—10/01/2020[2]	3,188
		13,275
	MPT Operating Partnership LP
1,500	6.875%—05/01/2021	1,577
	RHP Hotel Properties LP
3,250	5.000%—04/15/2021	3,315
		41,855
ROAD & RAIL—1.5%
	Avis Budget Car Rental LLC
3,000	5.250%—03/15/2025[2]	3,000
	Hertz Corp.
8,000	5.875%—10/15/2020	8,320
9,800	6.250%—10/15/2022	10,143
650	6.750%—04/15/2019	669
1,500	7.375%—01/15/2021	1,568
		20,700
		23,700
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.2%
	Micron Technology Inc.
3,500	5.250%—01/15/2024[2]	3,360
20

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
SOFTWARE— 0.6%
	First Data Corp.
$5,000	7.000%—12/01/2023[2]	$5,100
	Nuance Communications Inc.
4,200	5.375%—08/15/2020[2]	4,305
		9,405
SPECIALTY RETAIL—0.9%
	Michaels Stores Inc.
5,000	5.875%—12/15/2020[2]	5,300
	Penske Automotive Group Inc.
4,000	5.750%—10/01/2022	4,150
	Rent-A-Center Inc.
6,000	4.750%—05/01/2021	4,950
		14,400
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.3%
	NCR Corp.
3,000	5.000%—07/15/2022	2,959
900	6.375%—12/15/2023	930
		3,889
TEXTILES, APPAREL & LUXURY GOODS—0.2%
	Levi Strauss & Co.
3,000	6.875%—05/01/2022	3,304
THRIFTS & MORTGAGE FINANCE—1.5%
	Nationstar Mortgage LLC
5,250	6.500%—07/01/2021	4,823
5,472	7.875%—10/01/2020	5,411
		10,234
	Quicken Loans Inc.
13,000	5.750%—05/01/2025[2]	12,951
		23,185
TRADING COMPANIES & DISTRIBUTORS—2.0%
	Ashtead Capital Inc.
10,221	6.500%—07/15/2022[2]	11,013
	Jurassic Holdings III Inc.
8,250	6.875%—02/15/2021[2]	5,981
	Safway Group Holding LLC
10,250	7.000%—05/15/2018[2]	10,583
	United Rentals North America Inc.
750	5.500%—07/15/2025	751
2,500	5.750%—11/15/2024	2,550
		3,301
		30,878
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
WIRELESS TELECOMMUNICATION SERVICES—2.5%
	SBA Communications Corp.
$1,350	5.625%—10/01/2019	$1,416
	SBA Telecommunications Inc.
3,050	5.750%—07/15/2020	3,195
	Sprint Communications Inc.
8,150	6.000%—11/15/2022	6,984
5,500	7.000%—08/15/2020	5,115
		12,099
	Sprint Corp.
3,000	7.125%—06/15/2024	2,642
3,750	7.250%—09/15/2021	3,454
3,500	7.625%—02/15/2025	3,115
		9,211
	T-Mobile USA Inc.
6,000	6.250%—04/01/2021	6,210
4,250	6.375%—03/01/2025	4,282
1,500	6.500%—01/15/2024	1,526
1,500	6.633%—04/28/2021	1,556
		13,574
		39,495
TOTAL CORPORATE BONDS & NOTES
(Cost $1,502,747)		1,432,665

SHORT-TERM INVESTMENTS—4.0%
(Cost $62,011)
REPURCHASE AGREEMENTS
62,011	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $63,255)	62,011
TOTAL INVESTMENTS—99.6%
(Cost $1,628,327)		1,556,509
CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		5,570
TOTAL NET ASSETS—100.0%		$1,562,079
FAIR VALUE MEASUREMENTS
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security, the stated rate represents the rate in effect at October 31, 2015.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $648,312 or 42% of net assets.
The accompanying notes are an integral part of the Financial Statements.
21

Harbor Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (“PIMCO”)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
Total return
Principal Style Characteristics
Intermediate bonds with overall portfolio rated high quality
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Management’s Discussion of
Fund Performance
MARKET REVIEW
Market volatility continued to have a strong influence on bond markets for the fiscal year ended October 31, 2015. Throughout 2015, global economies saw the continuance of many themes from 2014, including generalized U.S. dollar strength, lower oil prices, and various divergences, whether between different developed markets or between different risk sectors.
The year began with a number of central banks re-embracing monetary easing, while the U.S. remained an outlier. The European Central Bank’s (ECB) announcement of its highly anticipated quantitative easing beat market expectations as it targeted 60 billion euro in purchases per month. However, bond and equity rallies in Europe reversed course following a strong first quarter as uncertainty surrounding Greece overshadowed improvements in the underlying economy; the country missed its IMF payments and Prime Minister Tsipras called a referendum on creditor demands.
Market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia. Weak industrial production and falling inflation prompted the People’s Bank of China to cut interest rates multiple times and later devalue the currency. Volatility spiked and remained elevated given other negative headlines, including rising geopolitical instability. The combination of heightened market volatility, growth concerns abroad and a drop in inflation expectations caused caution among global policymakers.
Despite broader global financial market turmoil, economic growth in the U.S. remained robust coming into the end of the fiscal year. A strong labor market has helped to support robust consumption growth in the U.S. However, even with these positive economic indicators, the Federal Reserve (Fed) decided in September to not hike rates due to global economic and financial developments. Despite efforts from Fed members to clarify their message and keep the market ready for a 2015 hike, markets initially pushed off expectations for a rate hike to 2016. However, a hawkish statement by the Federal Open Market Committee in October renewed speculation of a December “lift-off.”
The U.S. Treasury curve flattened during the 2015 fiscal year as longer-dated securities outperformed those with shorter-dated maturities. Negative headlines impacted global risk sentiment and generated market volatility across asset classes as fixed income spread sectors generally underperformed government bonds over the fiscal year.
PERFORMANCE
Harbor Bond Fund underperformed the Barclays U.S. Aggregate Bond Index for the 12-months ended October 31, 2015, but continued to outperform the benchmark over longer time horizons. The Fund returned 1.32% (Institutional Class) and 1.13% (Administrative Class) for the fiscal year, compared with the benchmark’s return of 1.96%.
The following strategies helped returns for fiscal year 2015:
•	An underweight to investment grade credit as this sector underperformed the benchmark over the period
•	Short currency exposure to the euro and Japanese yen, which weakened given divergent central bank monetary policies
•	Tactical exposure to non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation as the housing sector recovery continued
•	Security selection within high-yield bonds, as select issuers outperformed over the fiscal year.
The following strategies were negative or neutral for returns:
•	Interest rate strategies in the U.S., specifically an underweight to longer maturities, as the yield curve flattened during the 2015 fiscal year; longer-dated securities outperformed shorter-dated maturities
22

Harbor Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	38.8%
Federal National Mortgage Association TBA	30.9%
Federal National Mortgage Association	8.0%
Federal Home Loan Mortgage Corp. TBA	2.9%
Bank of America Corp.	2.7%
Government National Mortgage Association TBA	2.4%
Federal National Mortgage Association REMIC	2.3%
Ally Financial Inc.	1.9%
Denver Public Schools	1.5%
Government National Mortgage Association	1.3%
•	An allocation to Treasury Inflation Protected Securities (TIPS) as inflation expectations fell, causing TIPS to underperform
•	An allocation to external emerging market debt, particularly Brazil, which underperformed over the period.
OUTLOOK AND STRATEGY
Over the next 12 months, we expect the global economy to expand at a 2.5% to 3.0% pace, with inflation of 2% to 2.5%. Within this baseline view, there are some significant and widening divergences among the world’s major economies. We see the balance of risks to the global economy tilted somewhat to the downside, due in part to China-related market volatility and the diminishing returns of unconventional monetary policy. On the upside, we believe that stimulus from low oil prices has yet to fully flow through to the global economy.
We expect U.S. growth in the range of 2.25% to 2.75% over the next four quarters and Consumer Price Index (CPI) inflation of 1.75% to 2.25%. Projected employment and wage gains should continue to support consumption, while historically low mortgage rates and a pent-up demand for housing are likely to boost residential construction. In contrast, business investment may be constrained by further cutbacks in oil drilling and exploration, while exports are expected to feel the delayed effects of a stronger dollar and slower growth in emerging economies.
For the eurozone, we expect economic growth of 1.5% to 2.0% and inflation of 1% to 1.5%. The tailwinds from low oil prices and a weaker euro should support growth in the year ahead while for the first time in several years fiscal policy is no longer projected to be a drag on Gross Domestic Product (GDP). Moreover, the transmission of accommodative monetary policy to easier credit conditions continued to gain traction. Despite this more optimistic outlook, we see a significant probability that the ECB will expand its quantitative easing program before its scheduled conclusion in September 2016.
In China, we believe that pace of growth will slow even further, but Japan’s growth should improve modestly to 1.25% to 1.75%. The challenges facing China today are substantial. The economy confronts a property bust, a collapse in equity prices, falling exports and an over-levered shadow banking system. While we expect additional policy accommodation, we believe that growth will continue to slow toward 5.5% to 6.5%. Because growth in Japan has yet to benefit from the structural reforms of Abenomics’ “third arrow” and there is only a limited prospect that inflation will reach the 2% target, we see a possibility that the Bank of Japan (BoJ) expands its easing program yet again.
We expect dispersion across emerging markets to continued, especially given the ongoing volatility in commodity markets. In Brazil, we believe that the macroeconomic outlook will largely be a derivative of domestic politics as congressional gridlock continues. We expect the recession to deepen further in months ahead with meaningful downside risks as business confidence and investment remain weak.
With respect to portfolio strategy, we plan to:
•	Remain underweight overall duration in the U.S. as the economy continued to show signs of a broad-based and self-sustaining recovery. The Fund was, as of October 31, 2015, underweight the very front-end of the curve given the potential for volatility should the Fed hike rates. We also see less value in the long-end of the curve and remain modestly overweight the intermediate portion, as it should outperform if the Fed is more aggressive than the market expects
•	Remain selective overall in the corporate sector, focusing on specific credits that benefit from U.S. growth and a resurgent housing sector
•	Employ strategies aimed at taking advantage of opportunities in the currency markets as the Fed prepares for policy normalization and the BoJ and the ECB remain firmly – and increasingly – in easing mode. This contrast in policies should contribute to diverging rate expectations and continue to strengthen the dollar against both currencies
•	Remain selective in allocations to emerging markets debt, as we believe that as the pace of economic growth in the developing world has slowed
•	Continue to hold positions in TIPS as we believe that inflation expectations embedded in markets still appear depressed despite the Fed’s efforts to reflate the economy.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
23

Harbor Bond Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2014
Cusip	411511108
Ticker	HABDX
Inception Date	12/29/1987
Net Expense Ratio	0.52% [a]
Total Net Assets (000s)	$2,874,705

ADMINISTRATIVE CLASS
Fund #	2214
Cusip	411511686
Ticker	HRBDX
Inception Date	11/01/2002
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$57,874
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	3.34%	3.20%
Yield to Maturity	3.89%	2.38%
Current 30-Day Yield (Institutional Class)	2.68%	2.45%
Weighted Average Maturity	7.38 years	7.91 years
Weighted Average Duration	4.85 years	5.64 years
Portfolio Turnover (Year Ended 10/31/2015)	586%	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	-16.91%
>1 to 5	89.16%
>5 to 10	8.25%
>10 to 15	7.45%
>15 to 20	0.75%
>20 to 25	6.15%
>25 yrs.	5.15%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Bond Fund
Institutional Class	1.32%	2.87%	5.52%	12/29/1987	$17,116
Administrative Class	1.13	2.62	5.26	11/01/2002	16,691
Comparative Index
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.72%	—	$15,862
As stated in the Fund’s current prospectus, the expense ratios were 0.51% (Net) and 0.57% (Gross) (Institutional Class); and 0.76% (Net) and 0.82% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018 and an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of a contractual management fee waiver effective through 02/28/2018 and an expense limitation agreement effective through 02/29/2016.
24

Harbor Bond Fund
Portfolio of Investments—October 31, 2015

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -36.3%)
ASSET-BACKED SECURITIES—5.9%
Principal Amount (000s)		Value (000s)
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
$7,224	0.357%—05/25/2036[1]	$2,649
	Series 2005-W2 Cl. A2C
5,130	0.557%—10/25/2035[1]	4,886
	Series 2004-W11 Cl. M3
939	1.322%—11/25/2034[1]	809
		8,344
	Asset Backed Securities Corp. Home Equity
	Series 2003-HE4 Cl. M1
7,885	1.452%—08/15/2033[1]	7,538
	Bear Stearns Asset Backed Securities Trust
	Series 2005-4 Cl. M1
521	0.694%—01/25/2036[1]	522
	Celf Loan Partners IV plc
	Series 2007-1X Cl. VFNU
6,000	0.693%—05/03/2023[1]	5,903
	Series 2007-1X Cl. VFNG
£7,000	0.979%—05/03/2023[1]	10,399
		16,302
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
$5,268	0.347%—05/25/2037[1]	4,728
	Series 2006-ABC1 Cl. A3
4,223	0.437%—05/25/2036[1]	2,229
	Series 2006-2 Cl. M1
1,200	0.597%—06/25/2036[1]	875
	Series 2001-BC3 Cl. A
215	0.677%—12/25/2031[1]	159
	Series 2005-15 Cl. 1AF3
4,177	5.450%—04/25/2036[2]	4,229
		12,220
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
1,323	0.347%—07/25/2036[1]	1,259
	GSAA Trust
	Series 2006-20 Cl. 1A2
6,315	0.377%—12/25/2046[1]	3,492
	Series 2006-4 Cl. 4A2
1,439	0.424%—03/25/2036[1]	1,356
	Series 2007-9 Cl. A1A
1,929	6.000%—08/25/2047	1,785
		6,633
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
140	0.267%—12/25/2036[1]	77
ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)
	Harvest CLO V SA3
	Series V Cl. A1D
€7,559	0.208%—04/05/2024[1]	$8,201
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
$5,000	1.247%—07/25/2035[1]	4,939
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
6,442	0.367%—12/25/2036[1]	2,734
	Limerock CLO I3
	Series 2007-1A Cl. A3A
3,265	0.530%—04/24/2023[1,4]	3,202
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
7,128	0.437%—06/25/2036[1]	3,925
	Mid-State Trust
	Series 2004-1 Cl. A
1,705	6.005%—08/15/2037	1,833
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A1
2,764	0.327%—10/25/2036[1]	2,157
	Series 2007-HE1 Cl. A2C
2,798	0.347%—11/25/2036[1]	1,673
		3,830
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
2,525	1.097%—07/25/2032[1]	2,442
	Motor plc
	Series 2014-1X Cl. A1
5,472	0.677%—08/25/2021[1]	5,466
	OHA Credit Partners VI Ltd.
	Series 2012-6A Cl. AR
12,200	1.531%—05/15/2023[1,4]	12,178
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
5,724	0.447%—07/25/2037[1]	3,584
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,700	0.677%—08/25/2035[1]	9,103
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
5,233	0.327%—09/25/2036[1]	1,621
	RAMP Trust
	Series 2004-RS8 Cl. MII1
1,252	1.087%—08/25/2034[1]	1,206
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
16,793	0.637%—08/25/2035[1]	10,698
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	0.407%—10/25/2036[1]	3,631
	SLM Student Loan Trust
	Series 2010-C Cl. A2
304	2.846%—12/16/2019[1,4]	305
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
121	5.130%—09/01/2023	132
	Series 2009-20A Cl. 1
4,542	5.720%—01/01/2029	5,152
	Series 2008-20H Cl. 1
10,885	6.020%—08/01/2028	12,437
	Series 2001-20A Cl. 1
176	6.290%—01/01/2021	190
		17,911
25

Harbor Bond Fund
Portfolio of Investments—Continued

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
$3,240	0.327%—12/25/2036[1]	$3,129
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
3,663	0.307%—09/25/2037[1]	1,741
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
27,721	0.427%—01/25/2037[1,4]	17,228
TOTAL ASSET-BACKED SECURITIES
(Cost $165,479)		171,802

BANK LOAN OBLIGATIONS—0.8%
	Chrysler Group LLC
	Term Loan B
6,515	3.500%—05/24/2017[2]	6,517
	Community Health Systems Inc.
	Term Loan F
6,237	3.575%—12/31/2018[2]	6,216
	HCA Inc.
	Term Loan B5
9,183	2.944%—03/31/2017[2]	9,194
	MGM Resorts International
	Term Loan A
395	2.944%—12/20/2017[2]	395
TOTAL BANK LOAN OBLIGATIONS
(Cost $22,337)		22,322

COLLATERALIZED MORTGAGE OBLIGATIONS—8.9%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
4,476	0.317%—08/25/2036[1]	2,784
	Alba plc
	Series 2007-1 Cl. A3
£4,000	0.758%—03/17/2039[1]	5,442
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A2B
€2,875	1.376%—05/16/2047[1,4]	3,164
	Banc of America Funding Corp.
	Series 2012-R5 Cl. A
$7,940	0.453%—10/03/2039[1,4]	7,899
	Series 2007-C Cl. 7A5
2,023	0.494%—05/20/2047[1]	1,680
		9,579
	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-2 Cl. A4
2,200	5.620%—04/10/2049[2]	2,279
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
13,720	0.407%—05/25/2047[1]	10,275
	Series 2011-RR4 Cl. 8A1
4,333	5.250%—02/26/2036[4]	3,900
	Series 2011-RR5 Cl. 5A1
6,993	5.250%—08/26/2037[4]	7,287
	Series 2011-RR5 Cl. 12A1
882	5.333%—03/26/2037[2,4]	860
		22,322
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2004-10 Cl. 12A3
73	2.743%—01/25/2035[2]	72
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Series 2000-2 Cl. A1
$33	2.767%—11/25/2030[2]	$32
	Series 2004-1 Cl. 12A5
609	2.770%—04/25/2034[2]	599
	Series 2006-4 Cl. 1A1
1,036	2.818%—10/25/2036[2]	875
		1,578
	Bear Stearns Alt-A Trust
	Series 2005-4 Cl. 1A1
527	0.637%—07/25/2035[1]	517
	Bear Stearns Commercial Mortgage Securities Trust
	Series 2007-PW15 Cl. A4
588	5.331%—02/11/2044	610
	Series 2006-PW11 Cl. A4
670	5.522%—03/11/2039[2]	671
	Series 2007-PW18 Cl. A4
5,300	5.700%—06/11/2050	5,579
	Series 2006-PW12 Cl. A4
1,802	5.714%—09/11/2038[2]	1,822
		8,682
	Chase Mortgage Finance Corp.
	Series 2006-A1 Cl. 4A1
3,638	5.456%—09/25/2036[2]	3,244
	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
1,499	5.322%—12/11/2049	1,537
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
13,482	0.524%—11/20/2035[1]	10,964
	Series 2006-6BC Cl. 1A2
6,670	0.597%—05/25/2036[1]	5,194
	Series 2005-84 Cl. 1A1
5,055	2.499%—02/25/2036[2]	3,887
	Series 2005-20CB Cl. 2A5
4,400	5.500%—07/25/2035	4,175
	Series 2006-36T2 Cl. 1A4
1,868	5.750%—12/25/2036	1,475
	Series 2006-39CB Cl. 1A20
8,899	6.000%—01/25/2037	8,256
		33,951
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2007-HY5 Cl. 1A1
2,270	2.865%—09/25/2047[2]	2,019
	Credit Suisse Commercial Mortgage Trust
	Series 2010-9R Cl. 20A5
56	4.000%—01/27/2037[4]	56
	Series 2006-C5 Cl. A1A
3,564	5.297%—12/15/2039	3,674
		3,730
	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
570	6.000%—11/25/2035	462
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
3,843	0.347%—03/25/2037[1]	2,781
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
4,062	1.103%—03/19/2046[1]	3,084
26

Harbor Bond Fund
Portfolio of Investments—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Eurohome UK Mortgages plc
	Series 2007-1 Cl. A
£3,748	0.738%—06/15/2044[1]	$5,275
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
$2,799	4.676%—02/25/2036[2]	2,644
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
2	6.750%—08/21/2031	2
	Greenwich Capital Commercial Funding Corp.
	Series 2007-GG9 Cl. A4
1,268	5.444%—03/10/2039	1,314
	GSR Mortgage Loan Trust
	Series 2005-AR3 Cl. 3A1
1,067	2.725%—05/25/2035[2]	1,012
	Series 2005-AR7 Cl. 6A1
838	2.936%—11/25/2035[2]	810
	Series 2006-2F Cl. 2A13
3,607	5.750%—02/25/2036	3,534
		5,356
	HarborView Mortgage Loan Trust
	Series 2004-8 Cl. 2A3
1,388	1.017%—11/19/2034[1]	1,109
	HomeBanc Mortgage Trust
	Series 2006-H2 Cl. A2
8,832	0.377%—12/25/2036[1]	7,833
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.347%—10/25/2034[1]	1,292
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
10	1.800%—01/25/2032[2]	10
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
3,467	6.500%—07/25/2037	2,248
	IndyMac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
2,403	2.470%—01/25/2036[2]	2,006
	Series 2007-AR13 Cl. 4A1
19,406	2.609%—07/25/2037[2]	13,297
		15,303
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2006-LDP9 Cl. A3
5,059	5.336%—05/15/2047	5,210
	Series 2007-LDPX Cl. A3
14,050	5.420%—01/15/2049	14,531
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[2]	1,675
		21,416
	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
5,867	2.711%—10/25/2036[2]	4,974
	Series 2006-S1 Cl. 3A1
1,650	5.500%—04/25/2036	1,691
		6,665
	JP Morgan Re-REMIC[5]
	Series 2009-7 Cl. 11A1
165	2.886%—09/27/2036[2,4]	165
	Mansard Mortgages plc
	Series 2007-2X Cl. A1
£1,893	1.238%—12/15/2049[1]	2,730
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
$194	0.447%—11/25/2035[1]	$183
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 Cl. A3
2,154	5.172%—12/12/2049	2,210
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[2]	1,875
		4,085
	Morgan Stanley Capital I Trust
	Series 2006-HQ8 Cl. A4
88	5.415%—03/12/2044[2]	88
	Morgan Stanley Re-REMIC Trust[5]
	Series 2009-GG10 Cl. A4A
1,796	5.795%—08/12/2045[2,4]	1,877
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
6,199	2.625%—10/25/2035[2]	6,176
	Residential Accredit Loans Inc.
	Series 2006-QA7 Cl. 2A1
6,849	0.382%—08/25/2036[1]	5,469
	Series 2007-QS4 Cl. 3A9
3,484	6.000%—03/25/2037	3,013
		8,482
	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
21,099	6.250%—08/25/2037	12,713
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
496	3.354%—02/25/2037[2]	400
	Series 2006-SA1 Cl. 2A1
522	3.769%—02/25/2036[2]	474
		874
	RMAC Securities plc
	Series 2006-NS4X Cl. A3A
£2,448	0.759%—06/12/2044[1]	3,344
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2007-1 Cl. 1A1
$4,146	0.347%—02/25/2037[1]	3,147
	Series 2001-21A Cl. 3A1
1,403	2.637%—04/25/2035[2]	1,393
		4,540
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
983	0.447%—07/19/2035[1]	956
	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
1,506	2.715%—01/25/2037[1]	1,398
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C32 Cl. A4FL
2,600	0.372%—06/15/2049[1,4]	2,561
	Series 2006-C23 Cl. A5
11,800	5.416%—01/15/2045[2]	11,829
	Series 2007-C31 Cl. A4
6,395	5.509%—04/15/2047	6,682
	Series 2007-C33 Cl. A4
5,649	5.952%—02/15/2051[2]	5,890
		26,962
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR6 Cl. 2A1A
826	0.427%—04/25/2045[1]	780
27

Harbor Bond Fund
Portfolio of Investments—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Series 2005-AR13 Cl. A1A1
$398	0.487%—10/25/2045[1]	$371
	Series 2006-AR11 Cl. 3A1A
3,311	1.142%—09/25/2046[1]	2,680
		3,831
	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR10 Cl. 1A1
6,452	2.698%—07/25/2036[2]	6,377
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $236,963)		262,403

CORPORATE BONDS & NOTES—25.1%
	Access Midstream Partners LP
8,000	4.875%—05/15/2023	7,232
	Ally Financial Inc.
18,000	2.750%—01/30/2017	18,135
28,600	5.500%—02/15/2017	29,744
3,900	6.250%—12/01/2017	4,173
		52,052
	American Express Bank FSB
8,800	6.000%—09/13/2017	9,494
	American Express Centurion Bank MTN[6]
9,500	6.000%—09/13/2017	10,250
	Apple Inc.
2,700	2.850%—05/06/2021	2,782
	AvalonBay Communities Inc. MTN[6]
4,400	3.450%—06/01/2025	4,391
	Baidu Inc.
8,900	3.000%—06/30/2020	8,883
	Banco Santander Brasil SA
9,800	4.250%—01/14/2016[4]	9,824
	Banco Santander Chile
5,300	1.915%—01/19/2016[2,4]	5,303
	Banco Santander SA
€11,800	6.250%—09/11/2021[2,7]	12,552
	Bank of America Corp.
$12,700	0.879%—05/02/2017[2]	12,587
33,200	6.500%—08/01/2016	34,556
		47,143
	Bank of America Corp. MTN[6]
18,300	1.389%—03/22/2018[1]	18,421
5,100	6.400%—08/28/2017	5,527
7,800	6.875%—04/25/2018	8,711
		32,659
	Bank of America NA
4,300	0.731%—05/08/2017[1]	4,287
	Bank of China Hong Kong Ltd.
2,200	5.550%—02/11/2020[4]	2,404
	Barclays Bank plc
1,700	7.750%—04/10/2023[2]	1,849
£3,600	14.000%—06/15/2019[2,7]	7,208
		9,057
	Barclays plc
€2,300	6.500%—09/15/2019[2,7]	2,555
700	8.000%—12/15/2020[2,7]	842
		3,397
	Baxalta Inc.
$5,200	2.875%—06/23/2020[4]	5,200
	BB&T Corp. MTN[6]
19,500	1.197%—06/15/2018[1]	19,622
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	BBVA Bancomer SA
$2,800	4.500%—03/10/2016[4]	$2,823
5,700	6.500%—03/10/2021[4]	6,299
		9,122
	Bear Stearns Companies LLC
4,300	6.400%—10/02/2017	4,684
	Blackstone Group LP
2,804	9.625%—03/19/2019[4]	2,832[w]
	BM & FBovespa SA
2,000	5.500%—07/16/2020[4]	2,060
	Braskem Finance Ltd.
2,400	5.750%—04/15/2021[4]	2,238
	Cantor Fitzgerald LP
8,900	6.500%—06/17/2022[4]	9,331
	CIT Group Inc.
3,700	5.000%—05/15/2017	3,822
	Citigroup Inc. MTN[6]
€2,000	0.621%—05/31/2017[1]	2,194
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
$14,700	0.653%—04/28/2017[1]	14,698
	Credit Agricole SA
£3,900	7.500%—06/23/2026[2,7]	5,922
$3,100	7.875%—01/23/2024[2,7]	3,186
300	8.125%—09/19/2033[2]	332
		9,440
	Credit Suisse Group Funding Guernsey Ltd.
8,900	3.750%—03/26/2025[4]	8,718
	Credit Suisse New York MTN[6]
8,900	0.822%—05/26/2017[1]	8,878
	CSN Islands XI Corp.
1,900	6.875%—09/21/2019[4]	1,138
	CVS Pass-Through Trust
642	6.943%—01/10/2030	749
	Depository Trust & Clearing Corp.
3,000	4.875%—06/15/2015[2,4,7]	3,022
	Discover Bank/Greenwood DE
2,900	2.600%—11/13/2018	2,918
	Dynegy Inc.
1,900	6.750%—11/01/2019	1,905
3,500	7.375%—11/01/2022	3,526
1,800	7.625%—11/01/2024	1,814
		7,245
	Energy Transfer Partners LP
8,800	4.150%—10/01/2020	8,835
1,400	4.650%—06/01/2021	1,391
		10,226
	ERP Operating LP
5,500	3.375%—06/01/2025	5,482
	Export-Import Bank of Korea
2,100	4.000%—01/29/2021	2,275
2,200	5.125%—06/29/2020	2,472
		4,747
	Ford Motor Credit Co. LLC
5,000	2.551%—10/05/2018	5,015
1,000	3.984%—06/15/2016	1,015
2,200	8.000%—12/15/2016	2,355
		8,385
	General Motors Financial Co. Inc.
2,800	3.150%—01/15/2020	2,794
800	3.200%—07/13/2020	794
3,000	4.750%—08/15/2017	3,119
		6,707
28

Harbor Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	Goldman Sachs Group Inc. MTN[6]
$1,500	0.958%—06/04/2017[1]	$1,499
	GTL Trade Finance Inc.
1,500	7.250%—10/20/2017	1,539
2,000	7.250%—10/20/2017[4]	2,053
		3,592
	Hellenic Railways Organization SA
€3,500	5.014%—12/27/2017	3,392
	HSBC Holdings plc
$9,600	6.375%—03/30/2025[2,7]	9,504
	International Lease Finance Corp.
5,100	5.750%—05/15/2016	5,199
4,600	6.750%—09/01/2016[4]	4,780
		9,979
	JP Morgan Chase & Co.
8,200	2.250%—01/23/2020	8,140
11,400	3.900%—07/15/2025	11,687
		19,827
	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	7,578
	Keane Group Holdings LLC
24,375	8.500%—08/08/2019	21,775[z]
	Leaseplan Corp. NV
7,300	2.875%—01/22/2019[4]	7,274
	Lloyds Bank plc
7,000	3.500%—05/14/2025	7,024
	Mizuho Bank Ltd.
1,000	0.776%—09/25/2017[2,4]	996
	Morgan Stanley MTN[6]
13,000	0.765%—10/18/2016[1]	12,988
11,700	1.600%—04/25/2018[1]	11,863
1,700	2.125%—04/25/2018	1,714
8,608	5.625%—09/23/2019	9,596
		36,161
	MSCI Inc.
4,250	5.250%—11/15/2024[4]	4,484
	Murray Street Investment Trust I
7,000	4.647%—03/09/2017[8]	7,280
	Nationwide Building Society
6,400	6.250%—02/25/2020[4]	7,428
	Novo Banco SA MTN[6]
€3,500	4.750%—01/15/2018	3,601
	Odebrecht Drilling Norbe VIII/IX Ltd.
$5,248	6.350%—06/30/2022[4]	2,572
	Odebrecht Offshore Drilling Finance Ltd.
3,643	6.625%—10/01/2023[4]	1,229
181	6.750%—10/01/2023[4]	61
		1,290
	OneMain Financial Holdings Inc.
1,600	6.750%—12/15/2019[4]	1,702
1,500	7.250%—12/15/2021[4]	1,571
		3,273
	Owens Corning Co.
9,300	4.200%—12/01/2024	9,248
	Petrobras Global Finance BV
1,400	1.953%—05/20/2016[1]	1,377
1,200	2.000%—05/20/2016	1,182
400	2.461%—01/15/2019[2]	319
7,800	2.694%—03/17/2017[1]	7,410
1,300	3.214%—03/17/2020[2]	1,019
2,100	3.250%—03/17/2017	2,014
3,500	3.500%—02/06/2017	3,359
1,700	3.875%—01/27/2016	1,698
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
$1,200	4.375%—05/20/2023	$873
400	4.875%—03/17/2020	325
10,300	5.375%—01/27/2021	8,388
2,500	5.750%—01/20/2020	2,131
600	6.125%—10/06/2016	607
		30,702
	Piper Jaffray Cos.
2,000	5.060%—10/09/2018[4]	1,999
	Principal Life Global Funding II
23,400	1.200%—05/19/2017[4]	23,375
	Qtel International Finance Ltd.
400	3.375%—10/14/2016[4]	407
	Ras Laffan Liquefied Natural Gas Co. Ltd. III
700	5.838%—09/30/2027[4]	796
	Rio Oil Finance Trust
1,700	6.250%—07/06/2024[4]	1,411
8,500	6.750%—01/06/2027[4]	6,843
		8,254
	Rohm and Haas Co.
717	6.000%—09/15/2017	771
	Royal Bank of Scotland plc MTN[6]
8,630	9.500%—03/16/2022[2]	9,436
	Schaeffler Holding Finance BV
€3,400	5.750%—11/15/2021	4,035
$3,100	6.250%—11/15/2019[4]	3,282
		7,317
	Shell International Finance BV
5,700	3.250%—05/11/2025	5,703
3,200	4.375%—05/11/2045	3,216
		8,919
	Simon Property Group LP
6,000	2.500%—09/01/2020	6,048
	Societe Generale SA
5,000	4.250%—04/14/2025[4]	4,876
13,000	8.000%—09/29/2025[2,4,7]	13,157
		18,033
	Springleaf Finance Corp. MTN[6]
1,600	5.400%—12/01/2015	1,605
	Stone Street Trust
16,400	5.902%—12/15/2015[4]	16,485
	UBS AG MTN[6]
5,100	0.884%—06/01/2017[2]	5,098
1,800	1.174%—06/01/2020[2]	1,799
		6,897
	Unicredit SpA
€2,200	6.750%—09/10/2021[2,7]	2,369
$4,930	8.000%—06/03/2024[2,7]	4,862
		7,231
	United Airlines Inc.
577	10.400%—05/01/2018	612
	Verizon Communications Inc.
2,900	2.086%—09/14/2018[1]	2,981
2,469	2.500%—09/15/2016	2,503
5,300	3.650%—09/14/2018	5,594
3,700	5.150%—09/15/2023	4,131
		15,209
	Wells Fargo & Co.
17,800	7.980%—03/15/2018[2,7]	18,979
29

Harbor Bond Fund
Portfolio of Investments—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Wells Fargo & Co. MTN[6]
	$8,800	3.550%—09/29/2025	$8,824
TOTAL CORPORATE BONDS & NOTES
(Cost $735,642)			734,844

FOREIGN GOVERNMENT OBLIGATIONS—3.6%
		Banco Nacional de Desenvolvimento Economico e Social
	€2,300	4.125%—09/15/2017[4]	2,527
		Brazil Letras Do Tesouro Nacional
R$	92,400	0.000%—04/01/2016[9]	22,649
		Export-Import Bank of Korea
	$2,800	2.625%—12/30/2020	2,844
		Mexican Bonos
MEX$	94,400	6.500%—06/09/2022	5,973
	253,400	8.000%—06/11/2020	17,124
			23,097
		Province of Ontario Canada
	$6,100	1.650%—09/27/2019	6,066
	6,400	3.000%—07/16/2018	6,679
CAD$	5,600	3.150%—06/02/2022	4,618
	$3,800	4.000%—10/07/2019	4,111
CAD$	10,600	4.200%—06/02/2020	9,105
	$2,300	4.400%—04/14/2020	2,542
			33,121
		Province of Quebec Canada
	900	3.500%—07/29/2020	961
CAD$	3,800	3.500%—12/01/2022	3,190
	13,900	4.250%—12/01/2021	12,139
	2,500	4.500%—12/01/2020	2,187
			18,477
		Spain Government Bond
	€3,200	2.750%—10/31/2024[4]	3,867
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $120,574)			106,582

MORTGAGE PASS-THROUGH—48.3%
		Federal Home Loan Mortgage Corp.
	$18	2.403%—06/01/2024[1]	18
	94	2.496%—08/01/2035[1]	100
	747	4.500%—08/01/2040-09/01/2041	810
	2,176	5.500%—02/01/2038-07/01/2038	2,438
	8,238	6.000%—07/01/2016-05/01/2040	9,348
			12,714
		Federal Home Loan Mortgage Corp. REMIC[5]
	46	0.646%—11/15/2030[1]	47
	98	8.000%—08/15/2022	109
	16	9.000%—12/15/2020	18
			174
		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	178	1.398%—02/25/2045[1]	184
		Series E3 Cl. A
	284	2.945%—08/15/2032[2]	296
			480
		Federal Home Loan Mortgage Corp. TBA[10]
	38,000	3.500%—12/10/2045	39,370
MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)
$14,000	4.000%—12/10/2045	$14,846
28,000	4.500%—11/12/2045	30,284
		84,500
	Federal Housing Authority Project
7	7.400%—02/01/2021	7[x]
1,469	7.450%—05/01/2021	1,466[x]
		1,473
	Federal National Mortgage Association
347	1.556%—10/01/2040[1]	355
5,300	2.310%—08/01/2022	5,286
2,176	2.383%—08/01/2035[1]	2,316
126	2.407%—05/01/2035[1]	134
2,362	2.436%—06/01/2035[1]	2,512
11,386	2.475%—04/01/2019	11,715
6,000	2.870%—09/01/2027	6,003
2,653	3.000%—02/01/2021-11/01/2025	2,764
466	3.330%—11/01/2021	488
1,205	3.500%—04/01/2021-05/01/2027	1,273
24,208	4.000%—04/01/2018-10/01/2031	25,607
21,141	4.500%—01/01/2018-10/01/2042	22,716
16,383	5.000%—12/01/2022-07/01/2044	18,104
84,017	5.500%—02/01/2023-12/01/2043	94,382
35,467	6.000%—07/01/2016-09/01/2040	40,278
	Series 2003-W1 Cl. 1A1
260	5.792%—12/25/2042[2]	295
		234,228
	Federal National Mortgage Association REMIC[5]
	Series 2006-5 Cl. 3A2
176	2.289%—05/25/2035[2]	185
	Series 2011-98 Cl. ZL
64,376	3.500%—10/25/2041	65,100
	Series 2003-25 Cl. KP
954	5.000%—04/25/2033	1,048
		66,333
	Federal National Mortgage Association TBA[10]
79,000	3.000%—09/13/2042-11/13/2043	79,733
307,000	3.500%—11/19/2027-11/12/2045	319,704
359,000	4.000%—12/12/2042-11/12/2045	381,827
103,000	4.500%—12/01/2041-11/13/2043	111,541
13,000	5.000%—11/17/2030	14,330
		907,135
	Government National Mortgage Association
34,709	5.000%—08/15/2033-07/15/2041	38,382
	Government National Mortgage Association II
270	1.625%—09/20/2023-11/20/2029[1]	280
495	1.750%—03/20/2017-02/20/2032[1]	508
179	2.000%—08/20/2022-10/20/2025[1]	186
29	2.500%—12/20/2024[1]	29
		1,003
	Government National Mortgage Association TBA[10]
2,000	3.000%—11/20/2042	2,039
31,000	3.500%—11/19/2045-12/17/2045	32,410
27,000	4.000%—11/19/2045-12/17/2045	28,709
7,000	5.000%—11/21/2043	7,685
		70,843
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,405,029)		1,417,265

30

Harbor Bond Fund
Portfolio of Investments—Continued

MUNICIPAL BONDS—4.8%
Principal Amount (000s)		Value (000s)
	California Infrastructure & Economic Development Bank
$2,200	6.486%—05/15/2049	$2,630
	California State University
3,900	6.434%—11/01/2030	4,947
	Chicago Transit Authority
240	6.300%—12/01/2021	250
7,200	6.899%—12/01/2040	8,069
		8,319
	City of Chicago, IL
5,800	7.750%—01/01/2042	5,903
	Clark County Nevada
14,000	6.350%—07/01/2029	15,712
	Denver Public Schools
34,000	7.017%—12/15/2037	45,128
	Los Angeles City CA Wastewater System Revenue
2,000	5.713%—06/01/2039	2,389
	North Las Vegas City Nevada
20,000	6.572%—06/01/2040	18,130
	Public Power Generation Agency
600	7.242%—01/01/2041	718
	State of California
7,800	7.500%—04/01/2034	11,051
5,000	7.950%—03/01/2036	5,980
		17,031
	University of California
20,270	4.858%—05/15/2112	19,274
TOTAL MUNICIPAL BONDS
(Cost $122,582)		140,181

PREFERRED STOCKS—0.1%
Shares
CONSUMER FINANCE—0.1%
84,649	Ally Financial Inc.	2,176
DIVERSIFIED FINANCIAL SERVICES—0.0%
80,000	Citigroup Capital XIII	2,032
TOTAL PREFERRED STOCKS
(Cost $3,618)		4,208

PURCHASED OPTIONS—0.1%
No. of Contracts/ Notional		Value (000s)
	Euro-Bund Futures[13]
800	€ 110.80—11/20/2015	4
472	€ 165.50—11/20/2015	5
528	€ 167.00—11/20/2015	6
		15
	Federal National Mortgage Association Future 30 year
252,000,000	$80.00—11/05/2015	—
	Interest Rate Swap Option 1 year
122,400,000	0.800%—01/19/2016	201
	Interest Rate Swap Option 2 year
40,700,000	2.100%—01/30/2018	492
PURCHASED OPTIONS—Continued
No. of Contracts/ Notional		Value (000s)
	Interest Rate Swap Option 5 year
20,500,000	1.500%—01/29/2016	$105
	Interest Rate Swap Option 10 year
20,500,000	1.750%—01/29/2016	65
60,600,000	2.580%—05/12/2016-05/23/2016	590
		655
	Interest Rate Swap Option 30 year
16,600,000	2.910%—08/20/2018	1,466
6,000,000	2.930%—08/20/2018	513
5,300,000	2.940%—08/20/2018	452
		2,431
	U.S. Treasury Notes Future 5 year
1,513	$109.75—11/20/2015	12
1,606	$110.00—11/20/2015	12
1,637	$110.25—11/20/2015	13
1,621	$110.75—11/20/2015	13
511	$112.50—11/20/2015	4
		54
TOTAL PURCHASED OPTIONS
(Premiums Paid/Cost $5,944)		3,953

RIGHTS/WARRANTS— 0.0%
(Cost $15)
AUTOMOBILES— 0.0%
36,000	General Motors Co. Escrow	— [y]

U.S. GOVERNMENT OBLIGATIONS—38.7%
Principal Amount (000s)		Value (000s)
	U.S. Treasury Bonds
$40,400	2.500%—02/15/2045	36,806
63,000	2.750%—08/15/2042-11/15/2042	60,980
56,200	2.875%—05/15/2043-08/15/2045	55,549
58,230	3.000%—05/15/2042-11/15/2044	59,127
120,200	3.125%—02/15/2042-08/15/2044	124,865
45,500	3.375%—05/15/2044	49,539
5,400	4.250%—05/15/2039	6,768
19,200	4.375%—11/15/2039-05/15/2040	24,487
12,000	4.625%—02/15/2040	15,851
		433,972
	U.S. Treasury Inflation Indexed Bonds[12]
31,103	0.125%—04/15/2020-01/15/2022[11]	30,621
27,301	0.125%—07/15/2022-07/15/2024	26,600
10,263	0.250%—01/15/2025	9,871
15,175	0.375%—07/15/2025	14,813
12,901	0.625%—07/15/2021[11]	13,107
13,985	0.750%—02/15/2042-02/15/2045	12,457
3,486	1.125%—01/15/2021[11]	3,627
7,650	1.250%—07/15/2020[11]	8,022
2,250	1.375%—02/15/2044	2,336
95,446	1.750%—01/15/2028	106,096
72,527	2.000%—01/15/2026	81,543
151,984	2.375%—01/15/2025-01/15/2027	176,381
444	2.500%—01/15/2029	536
1,326	3.625%—04/15/2028	1,766
8,698	3.875%—04/15/2029	12,058
		499,834
31

Harbor Bond Fund
Portfolio of Investments—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	U.S. Treasury Notes
$16,800	1.375%—03/31/2020[11]	$16,744
41,000	1.750%—09/30/2022	40,642
8,800	2.000%—08/31/2021-10/31/2021[11]	8,920
95,900	2.250%—11/15/2024	96,948
5,500	2.375%—08/15/2024[11]	5,625
25,000	2.500%—05/15/2024	25,842
5,900	2.750%—02/15/2024[11]	6,222
		200,943
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $1,159,475)		1,134,749

SHORT-TERM INVESTMENTS—1.9%
COMMERCIAL PAPER—1.4%
	ENI Finance USA Inc.
17,600	1.280%—06/02/2016-06/03/2016	17,493
	Entergy Corp.
15,000	0.950%—01/04/2016[4]	14,986
	Newell Rubbermaid Inc.
5,800	0.650%—11/10/2015[4]	5,799
	Weatherford International Ltd.
4,400	1.170%—11/06/2015[4]	4,399
		42,677
SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS—0.4%
$10,890	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $11,111)	$10,890
U.S. GOVERNMENT OBLIGATIONS—0.1%
	U.S. Treasury Bills
201	0.008%—01/21/2016	201
711	0.049%—01/07/2016[11]	711
550	0.141%—01/28/2016[11]	550
363	0.156%—02/11/2016[11]	363
		1,825
TOTAL SHORT-TERM INVESTMENTS
(Cost $55,353)		55,392
TOTAL INVESTMENTS—138.2%
(Cost $4,033,011)		4,053,701
CASH AND OTHER ASSETS, LESS LIABILITIES—(38.2)%		(1,121,122)
TOTAL NET ASSETS—100.0%		$2,932,579
FUTURES CONTRACTS OPEN AT OCTOBER 31, 2015
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Government Bond Futures 10 year (Sell)	71	AUD$ 7,100	12/15/2015	$ (20)
Canadian Government Bond Futures 10 year (Sell)	280	CAD$ 28,000	12/18/2015	607
Euro-BTP Futures (Buy)	347	€ 34,700	12/08/2015	2,147
Euro-Bund Futures (Sell)	133	13,300	12/08/2015	(109)
United Kingdom Gilt Future (Sell)	8	£ 800	12/29/2015	5
United Kingdom Pound Sterling Interest Rate Futures 90 day (Sell)	409	51,125	12/21/2016	(2)
United Kingdom Pound Sterling Interest Rate Futures 90 day (Sell)	819	102,375	03/15/2017	(550)
United Kingdom Pound Sterling Interest Rate Futures 90 day (Sell)	699	87,375	06/21/2017	(548)
Eurodollar Futures-CME 90 day (Sell)	1,396	$ 349,000	06/13/2016	(1,242)
Eurodollar Futures-CME 90 day (Sell)	1,063	265,750	09/19/2016	(1,236)
Eurodollar Futures-CME 90 day (Sell)	167	41,750	12/19/2016	(174)
Eurodollar Futures-CME 90 day (Sell)	2,669	667,250	03/13/2017	(3,497)
Eurodollar Futures-CME 90 day (Sell)	1,513	378,250	09/18/2017	(2,148)
Eurodollar Futures-CME 90 day (Sell)	1,357	339,250	12/18/2017	(1,911)
U.S. Treasury Bond Future 30 year (Buy)	159	15,900	12/21/2015	(100)
U.S. Treasury Note Future 5 year (Buy)	7,368	736,800	12/31/2015	2,462
U.S. Treasury Note Future 10 year (Sell)	2,605	260,500	12/21/2015	474
Total Futures Contracts				$(5,842)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2015
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	No. of Contracts/ Notional	Strike Index/Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	14,100,000	215.95 [j]	03/12/2020	$ 119	$ (11)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	33,900,000	216.69 [j]	04/07/2020	302	(29)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	15,100,000	217.97 [j]	09/29/2020	195	(15)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	5,100,000	215.95 [j]	03/10/2020	38	(4)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	15,600,000	218.01 [j]	10/13/2020	153	(16)
32

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty	No. of Contracts/ Notional	Strike Index/Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	81,500,000	0.500%	01/19/2016	$ 49	$ (18)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	40,900,000	0.520	01/19/2016	24	(11)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	81,500,000	0.650	01/19/2016	90	(60)
Interest Rate Swap Option 1 year (Call)	Morgan Stanley Capital Services LLC	40,900,000	0.660	01/19/2016	41	(32)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	1.100	01/30/2018	212	(154)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	1.600	01/30/2018	368	(293)
Interest Rate Swap Option 2 year 1 year (Put)	Morgan Stanley Capital Services LLC	172,800,000	2.500	05/12/2016	582	(118)
Interest Rate Swap Option 2 year 1 year (Put)	Morgan Stanley Capital Services LLC	402,200,000	2.500	05/23/2016	1,257	(301)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	49,600,000	2.800	08/20/2018	1,155	(919)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	20,500,000	1.100	01/29/2016	78	(17)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	20,500,000	1.300	01/29/2016	119	(46)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	72,800,000	2.800	08/20/2018	1,624	(1,350)
Interest Rate Swap Option 7 year (Put)	Deutsche Bank AG	28,100,000	2.200	12/11/2015	117	(22)
Interest Rate Swap Option 7 year (Put)	Goldman Sachs Bank USA	39,400,000	2.160	12/14/2015	146	(44)
Interest Rate Swap Option 7 year (Put)	Morgan Stanley Capital Services LLC	28,200,000	2.000	11/30/2015	95	(48)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	28,200,000	2.300	11/30/2015	135	(48)
Currency Option Australian Dollar vs. U.S. Dollar (Call)	HSBC Bank USA NA	28,900,000	AUD$ 0.73	11/05/2015	116	(7)
Currency Option Euro vs. U.S. Dollar (Call)	BNP Paribas SA	9,700,000	€ 1.11	11/30/2015	59	(78)
Currency Option Euro vs. U.S. Dollar (Call)	BNP Paribas SA	24,200,000	1.15	11/25/2015	202	(16)
Currency Option Euro vs. U.S. Dollar (Call)	Citibank NA	29,000,000	1.17	11/20/2015	206	(2)
Currency Option Euro vs. U.S. Dollar (Call)	Goldman Sachs Bank USA	9,500,000	1.15	12/07/2015	82	(13)
Currency Option Euro vs. U.S. Dollar (Call)	Goldman Sachs Bank USA	9,500,000	1.15	12/08/2015	83	(13)
Currency Option Euro vs. U.S. Dollar (Call)	Goldman Sachs Bank USA	20,600,000	1.16	12/14/2015	187	(34)
Currency Option Euro vs. U.S. Dollar (Put)	Goldman Sachs Bank USA	9,500,000	1.08	12/08/2015	78	(54)
Currency Option Euro vs. U.S. Dollar (Put)	Goldman Sachs Bank USA	20,600,000	1.08	12/14/2015	165	(137)
Currency Option Euro vs. U.S. Dollar (Put)	Goldman Sachs Bank USA	9,500,000	1.08	12/07/2015	82	(53)
Currency Option Euro vs. U.S. Dollar (Call)	UBS AG Stamford	24,200,000	1.15	11/12/2015	186	(6)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	7,100,000	$ 4.45	12/10/2015	123	(18)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	15,900,000	4.60	03/14/2016	448	(258)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Credit Suisse International	7,100,000	3.75	12/10/2015	119	(74)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Deutsche Bank AG	10,600,000	4.55	03/17/2016	268	(196)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	19,300,000	4.45	01/14/2016	397	(169)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	Barclays Bank plc	19,800,000	69.00	11/26/2015	179	(4)
Currency Option U.S. Dollar vs. Indian Rupee (Call)	BNP Paribas SA	5,000,000	68.25	11/02/2015	31	—
Currency Option U.S. Dollar vs. Indian Rupee (Call)	BNP Paribas SA	6,100,000	68.50	12/04/2015	57	(4)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Société Générale Paris	9,500,000	109.00	11/19/2015	162	—
Currency Option U.S. Dollar vs. Malaysian Ringgit (Call)	Goldman Sachs Bank USA	4,100,000	4.30	11/16/2015	67	(64)
Federal National Mortgage Association Future 30 year (Call)	JP Morgan Chase Bank NA	5,000,000	104.60	11/05/2015	13	(2)
Federal National Mortgage Association Future 30 year (Call)	JP Morgan Chase Bank NA	9,000,000	105.09	11/05/2015	18	—
U.S. Treasury Note Futures 10 year (Call)	CME Group	284	128.00	11/20/2015	125	(124)
U.S. Treasury Note Futures 10 year (Call)	CME Group	184	131.00	11/20/2015	92	(3)
Total Written Options					$10,444	$(4,885)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2015
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Citibank NA	$ 9,001	$ 9,094	11/12/2015	$ (93)
Australian Dollar (Buy)	Citibank NA	2,848	2,809	11/12/2015	39
Australian Dollar (Buy)	Goldman Sachs Bank USA	11,117	11,134	11/12/2015	(17)
Australian Dollar (Buy)	Goldman Sachs Bank USA	4,840	4,833	11/12/2015	7
Australian Dollar (Sell)	Citibank NA	7,285	7,253	11/12/2015	(32)
33

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Goldman Sachs Bank USA	$ 3,033	$ 3,025	11/12/2015	$ (8)
Australian Dollar (Sell)	Goldman Sachs Bank USA	17,517	17,612	11/12/2015	95
Brazilian Real (Buy)	BNP Paribas SA	6,654	6,661	11/04/2015	(7)
Brazilian Real (Buy)	Citibank NA	73,422	72,786	01/05/2016	636
Brazilian Real (Buy)	Credit Suisse International	2,283	2,197	11/04/2015	86
Brazilian Real (Buy)	Deutsche Bank AG	10,249	10,426	11/04/2015	(177)
Brazilian Real (Buy)	Deutsche Bank AG	55,794	54,836	11/04/2015	958
Brazilian Real (Buy)	Goldman Sachs Bank USA	972	977	11/04/2015	(5)
Brazilian Real (Buy)	JP Morgan Chase Bank	333	480	01/03/2018	(147)
Brazilian Real (Buy)	UBS AG	5,363	5,367	11/04/2015	(4)
Brazilian Real (Sell)	BNP Paribas SA	6,653	6,337	11/04/2015	(316)
Brazilian Real (Sell)	BNP Paribas SA	14,471	22,140	01/05/2016	7,669
Brazilian Real (Sell)	BNP Paribas SA	334	484	01/03/2018	150
Brazilian Real (Sell)	Credit Suisse International	2,283	2,285	11/04/2015	2
Brazilian Real (Sell)	Credit Suisse International	10,677	10,413	04/04/2016	(264)
Brazilian Real (Sell)	Deutsche Bank AG	57,076	54,397	11/04/2015	(2,679)
Brazilian Real (Sell)	Deutsche Bank AG	8,967	8,973	11/04/2015	6
Brazilian Real (Sell)	Deutsche Bank AG	36,218	35,721	12/02/2015	(497)
Brazilian Real (Sell)	Goldman Sachs Bank USA	972	949	11/04/2015	(23)
Brazilian Real (Sell)	Goldman Sachs Bank USA	22,785	26,682	04/04/2016	3,897
Brazilian Real (Sell)	HSBC Bank USA	46,028	53,598	01/05/2016	7,570
Brazilian Real (Sell)	JP Morgan Chase Bank	12,922	16,573	01/05/2016	3,651
Brazilian Real (Sell)	UBS AG	5,364	5,204	11/04/2015	(160)
British Pound Sterling (Buy)	Citibank NA	44,678	44,218	11/03/2015	460
British Pound Sterling (Buy)	Goldman Sachs Bank USA	15,375	15,452	11/03/2015	(77)
British Pound Sterling (Buy)	Goldman Sachs Bank USA	3,814	3,784	11/03/2015	30
British Pound Sterling (Sell)	Citibank NA	44,670	44,210	12/02/2015	(460)
British Pound Sterling (Sell)	Goldman Sachs Bank USA	2,562	2,523	11/03/2015	(39)
British Pound Sterling (Sell)	Société Générale	61,304	60,294	11/03/2015	(1,010)
Canadian Dollar (Buy)	JP Morgan Chase Bank NA	50,834	50,315	11/03/2015	519
Canadian Dollar (Buy)	JP Morgan Chase Bank NA	18,870	18,698	11/12/2015	172
Canadian Dollar (Sell)	JP Morgan Chase Bank NA	50,834	49,869	11/03/2015	(965)
Canadian Dollar (Sell)	JP Morgan Chase Bank NA	349	346	11/12/2015	(3)
Canadian Dollar (Sell)	JP Morgan Chase Bank NA	50,825	50,304	12/02/2015	(521)
Chinese Yuan (Buy)	HSBC Bank USA	21,318	20,773	11/16/2015	545
Chinese Yuan (Buy)	JP Morgan Chase Bank	5,649	5,596	11/16/2015	53
Chinese Yuan (Sell)	BNP Paribas SA	5,799	5,695	09/14/2016	(104)
Chinese Yuan (Sell)	Credit Suisse International	1,751	1,708	11/16/2015	(43)
Chinese Yuan (Sell)	Goldman Sachs Bank USA	2,775	2,675	11/16/2015	(100)
Chinese Yuan (Sell)	HSBC Bank USA	14,963	14,651	11/16/2015	(312)
Chinese Yuan (Sell)	HSBC Bank USA	22,313	21,995	10/11/2016	(318)
Chinese Yuan (Sell)	JP Morgan Chase Bank	11,710	11,541	09/30/2016	(169)
Chinese Yuan (Sell)	JP Morgan Chase Bank	4,782	4,732	10/11/2016	(50)
Chinese Yuan (Sell)	UBS AG	1,894	1,877	11/16/2015	(17)
Chinese Yuan (Sell)	UBS AG	6,057	5,950	09/14/2016	(107)
Euro Currency (Buy)	Citibank NA	13,007	13,371	11/03/2015	(364)
Euro Currency (Buy)	Deutsche Bank AG	13,966	17,075	06/13/2016	(3,109)
Euro Currency (Buy)	Goldman Sachs Bank USA	8,433	8,716	11/03/2015	(283)
Euro Currency (Buy)	JP Morgan Chase Bank NA	73,658	75,091	11/03/2015	(1,433)
Euro Currency (Sell)	Barclays Bank plc	21,712	26,995	06/27/2016	5,283
Euro Currency (Sell)	BNP Paribas SA	5,577	5,604	12/02/2015	27
Euro Currency (Sell)	Citibank NA	22,722	23,142	11/03/2015	420
Euro Currency (Sell)	Deutsche Bank AG	1,983	2,422	02/01/2016	439
Euro Currency (Sell)	Deutsche Bank AG	27,897	34,552	06/13/2016	6,655
Euro Currency (Sell)	Goldman Sachs Bank USA	13,147	13,402	11/03/2015	255
Euro Currency (Sell)	JP Morgan Chase Bank NA	4,720	4,744	12/02/2015	24
Euro Currency (Sell)	UBS AG	63,250	64,374	11/03/2015	1,124
Euro Currency (Sell)	UBS AG	6,075	6,082	12/02/2015	7
Indian Rupee (Buy)	Citibank NA	19,539	19,692	11/18/2015	(153)
Indian Rupee (Buy)	UBS AG	10,580	10,559	01/21/2016	21
Indian Rupee (Sell)	Deutsche Bank AG	4,268	4,217	11/18/2015	(51)
Indian Rupee (Sell)	JP Morgan Chase Bank	25,647	25,850	11/18/2015	203
Japanese Yen (Buy)	Citibank NA	25,501	25,682	11/12/2015	(181)
Japanese Yen (Buy)	Goldman Sachs Bank USA	84,924	85,172	11/12/2015	(248)
Japanese Yen (Buy)	Goldman Sachs Bank USA	19,414	19,050	11/12/2015	364
Japanese Yen (Buy)	UBS AG	134,796	135,054	11/04/2015	(258)
34

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Yen (Buy)	UBS AG	$ 16,057	$ 16,140	11/12/2015	$ (83)
Japanese Yen (Sell)	Citibank NA	1,527	1,488	11/12/2015	(39)
Japanese Yen (Sell)	Citibank NA	59,274	59,573	11/12/2015	299
Japanese Yen (Sell)	Goldman Sachs Bank USA	53,050	52,367	11/12/2015	(683)
Japanese Yen (Sell)	Goldman Sachs Bank USA	8,083	8,119	11/12/2015	36
Japanese Yen (Sell)	HSBC Bank USA	134,796	135,657	11/04/2015	861
Japanese Yen (Sell)	JP Morgan Chase Bank NA	1,718	1,711	11/12/2015	(7)
Japanese Yen (Sell)	UBS AG	7,913	7,976	11/12/2015	63
Japanese Yen (Sell)	UBS AG	134,836	135,094	12/02/2015	258
Malaysian Ringgit (Sell)	Citibank NA	3,234	3,295	11/23/2015	61
Malaysian Ringgit (Sell)	Deutsche Bank AG	1,600	1,629	11/27/2015	29
Malaysian Ringgit (Sell)	HSBC Bank USA	3,117	3,074	01/19/2016	(43)
Malaysian Ringgit (Sell)	JP Morgan Chase Bank	1,931	1,988	11/23/2015	57
Malaysian Ringgit (Sell)	UBS AG	2,161	2,200	11/27/2015	39
Mexican Peso (Buy)	Barclays Bank plc	658	657	12/18/2015	1
Mexican Peso (Buy)	Citibank NA	4,040	3,939	12/18/2015	101
Mexican Peso (Buy)	Credit Suisse International	1,191	1,198	12/18/2015	(7)
Mexican Peso (Buy)	Credit Suisse International	1,067	1,047	12/18/2015	20
Mexican Peso (Buy)	HSBC Bank USA	172	172	12/18/2015	—
Mexican Peso (Buy)	HSBC Bank USA	723	704	12/18/2015	19
Mexican Peso (Buy)	JP Morgan Chase Bank NA	4,582	4,406	12/18/2015	176
Mexican Peso (Buy)	Royal Bank of Scotland plc	4,058	3,907	12/18/2015	151
Mexican Peso (Buy)	UBS AG	4,774	4,796	12/18/2015	(22)
Mexican Peso (Buy)	UBS AG	22,187	21,592	12/18/2015	595
Mexican Peso (Sell)	Credit Suisse International	10,113	10,064	12/18/2015	(49)
Mexican Peso (Sell)	Deutsche Bank AG	11,188	10,814	12/18/2015	(374)
Mexican Peso (Sell)	Goldman Sachs Bank USA	6,936	6,891	12/18/2015	(45)
Mexican Peso (Sell)	HSBC Bank USA	32,112	31,563	12/18/2015	(549)
Mexican Peso (Sell)	JP Morgan Chase Bank NA	4,064	3,907	12/18/2015	(157)
Mexican Peso (Sell)	Royal Bank of Scotland plc	5,005	4,864	12/18/2015	(141)
Mexican Peso (Sell)	UBS AG	8,085	7,973	12/18/2015	(112)
New Israeli Sheqel (Buy)	Barclays Bank plc	1,177	1,180	11/30/2015	(3)
New Israeli Sheqel (Buy)	BNP Paribas SA	3,766	3,711	12/17/2015	55
New Israeli Sheqel (Buy)	Citibank NA	2,130	2,164	11/30/2015	(34)
New Israeli Sheqel (Buy)	Citibank NA	22,694	22,549	11/30/2015	145
New Israeli Sheqel (Buy)	Deutsche Bank AG	2,162	2,159	11/30/2015	3
New Israeli Sheqel (Buy)	JP Morgan Chase Bank NA	6,955	6,939	11/30/2015	16
New Israeli Sheqel (Sell)	Deutsche Bank AG	68,672	67,561	12/17/2015	(1,111)
Philippine Peso (Buy)	Citibank NA	1,992	2,002	01/21/2016	(10)
Philippine Peso (Buy)	UBS AG	3,501	3,490	01/21/2016	11
Philippine Peso (Sell)	Goldman Sachs Bank USA	5,569	5,561	01/21/2016	(8)
Russian Ruble (Buy)	Barclays Capital	2,631	2,705	12/18/2015	(74)
Russian Ruble (Buy)	BNP Paribas SA	1,902	1,844	11/18/2015	58
Russian Ruble (Buy)	Credit Suisse International	1,428	1,415	11/09/2015	13
Russian Ruble (Buy)	Goldman Sachs Bank USA	2,600	2,647	12/18/2015	(47)
Russian Ruble (Buy)	HSBC Bank USA	2,416	2,399	11/09/2015	17
Russian Ruble (Buy)	HSBC Bank USA	966	930	11/18/2015	36
Russian Ruble (Buy)	Société Générale	2,670	2,550	11/05/2015	120
Russian Ruble (Buy)	Société Générale	4,894	4,744	11/16/2015	150
Russian Ruble (Buy)	Société Générale	1,871	1,949	11/18/2015	(78)
Russian Ruble (Buy)	Société Générale	15,740	14,986	11/18/2015	754
Russian Ruble (Buy)	Société Générale	1,865	1,935	12/18/2015	(70)
Russian Ruble (Buy)	Société Générale	4,798	4,772	01/20/2016	26
Russian Ruble (Buy)	UBS AG	3,793	3,873	12/18/2015	(80)
Russian Ruble (Sell)	Barclays Capital	2,669	2,738	11/05/2015	69
Russian Ruble (Sell)	Credit Suisse International	2,442	2,351	11/18/2015	(91)
Russian Ruble (Sell)	Société Générale	4,894	4,863	11/16/2015	(31)
Russian Ruble (Sell)	UBS AG	3,843	3,917	11/09/2015	74
Singapore Dollar (Sell)	Citibank NA	107	104	12/10/2015	(3)
South Korean Won (Sell)	Citibank NA	3,538	3,527	01/21/2016	(11)
South Korean Won (Sell)	Deutsche Bank AG	2,132	2,126	12/15/2015	(6)
South Korean Won (Sell)	HSBC Bank USA	4,244	4,262	01/21/2016	18
South Korean Won (Sell)	JP Morgan Chase Bank	3,412	3,415	01/19/2016	3
South Korean Won (Sell)	JP Morgan Chase Bank	2,387	2,405	01/20/2016	18
South Korean Won (Sell)	JP Morgan Chase Bank	8,600	8,386	01/21/2016	(214)
South Korean Won (Sell)	Royal Bank of Scotland plc	464	463	01/21/2016	(1)
35

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Swiss Franc (Sell)	Deutsche Bank AG	$ 698	$ 703	11/12/2015	$ 5
Taiwan Dollar (Buy)	Citibank NA	1,528	1,530	12/04/2015	(2)
Taiwan Dollar (Buy)	JP Morgan Chase Bank	1,129	1,129	12/04/2015	—
Taiwan Dollar (Sell)	Goldman Sachs Bank USA	4,537	4,466	12/04/2015	(71)
Turkish Lira (Buy)	Deutsche Bank AG	10,353	10,422	11/04/2015	(69)
Turkish Lira (Sell)	Deutsche Bank AG	3,851	3,731	11/04/2015	(120)
Turkish Lira (Sell)	Deutsche Bank AG	1,465	1,467	11/04/2015	2
Turkish Lira (Sell)	Deutsche Bank AG	10,292	10,361	11/24/2015	69
Turkish Lira (Sell)	Goldman Sachs Bank USA	2,385	2,353	11/04/2015	(32)
Turkish Lira (Sell)	HSBC Bank USA	2,652	2,641	11/04/2015	(11)
Total Forward Currency Contracts					$26,503

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2015
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.700%	12/19/2024	CAD$ 6,500	$ 38
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.880	10/05/2017	£ 40,400	(146)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	12/16/2017	87,100	(1,077)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.500	03/16/2018	96,200	(541)
CME Group	Mexico Interbank TIIE 28 Day	Pay	3.450	12/23/2015	MEX$6,733,600	(79)
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.060	08/24/2016	3,755,300	321
CME Group	Mexico Interbank TIIE 28 Day	Pay	4.390	07/28/2017	266,800	72
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.700	01/18/2019	144,000	(25)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.010	10/10/2019	41,000	(27)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.270	02/05/2020	864,800	479
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.620	06/02/2020	181,400	100
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.540	06/11/2020	140,000	26
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.350	06/02/2021	213,600	54
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.610	07/07/2021	30,800	4
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.570	10/08/2021	108,200	(10)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.610	10/08/2021	36,000	34
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.430	11/17/2021	1,158,500	829
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.920	12/08/2021	26,400	24
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.800	12/10/2021	100	—
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.850	12/21/2021	80,700	(165)
CME Group	Mexico Interbank TIIE 28 Day	Pay	5.940	07/13/2022	145,400	82
CME Group	Mexico Interbank TIIE 28 Day	Pay	6.530	06/05/2025	381,000	258
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2019	$ 46,700	(866)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	138,000	(3,618)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	222,000	(8,133)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	17,500	610
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	08/05/2025	37,900	(941)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	12/16/2025	56,200	(1,364)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	12/16/2045	298,000	(28,772)
CME Group	Federal Funds Effective Rate U.S.	Pay	0.500	06/17/2016	46,600	(76)
Interest Rate Swaps						$(42,909)
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Dow Jones CDX North America High Yield Index Series 24	Buy	5.000%	06/20/2020	3.405%	$1,728	$1,214	$ 27,225	$514
36

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS —Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Dow Jones CDX North America High Yield Index Series 24	Buy	5.000%	12/20/2020	4.274%	$989	$451	$ 26,500	$ 538
ICE Group	Dow Jones CDX North America Investment Grade Index Series 24	Buy	1.000	06/20/2020	0.747	201	176	16,300	25
ICE Group	Dow Jones CDX North America Investment Grade Index Series 24	Buy	1.000	12/20/2020	0.787	401	225	35,000	176
Credit Default Swaps									$1,253
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	16.500%	01/02/2017	R$ 363,300	$ 999
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	15.510	07/01/2016	201,100	276
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Receive	15.100	01/04/2021	20,000	76
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Receive	15.130	01/04/2021	10,000	36
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	15.900	01/04/2021	30,000	39
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	15.510	07/01/2016	3,900	4
Bank of America NA	Mexico Interbank TIIE 28 Day	Pay	6.920	11/28/2029	MEX$ 300	1
Goldman Sachs Bank USA	Mexico Interbank TIIE 28 Day	Pay	5.750	06/05/2023	15,300	25
Interest Rate Swaps						$1,456
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	United States of America 4.880% due 08/15/2016	Sell	0.250%	03/20/2016	0.114%	$5	$ (82)	€ 5,800	$ 87
Citibank NA	Volkswagen International Finance 5.380% due 05/22/2018	Sell	1.000	03/20/2017	1.490	(53)	93	7,700	(146)
Deutsche Bank AG	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	09/20/2016	0.158	21	38	$ 2,400	(17)
Goldman Sachs International	Chesapeake Energy Corporation 6.630% due 08/15/2020	Sell	5.000	09/20/2018	13.831	(96)	(49)	500	(47)
Goldman Sachs International	Chesapeake Energy Corporation 6.630% due 08/15/2020	Sell	5.000	06/20/2019	15.258	(254)	(64)	1,000	(190)
Goldman Sachs International	Chesapeake Energy Corporation 6.630% due 08/15/2020	Sell	5.000	09/20/2020	16.433	(1,374)	(556)	4,300	(818)
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	1.722	(12)	(47)	7,000	35
Citibank NA	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.722	(90)	(81)	25,800	(9)
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.722	(53)	(44)	15,200	(9)
Goldman Sachs International	JP Morgan Chase & Co. 6.000% due 01/15/2018	Sell	1.000	12/20/2020	0.750	40	18	3,000	22
Morgan Stanley Capital Services LLC	Markit CMBX North America AAA Indices	Sell	0.080	12/13/2049	0.000	(53)	(107)	15,639	54
Citibank NA	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	12/20/2020	0.842	80	13	9,000	67
37

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS —Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000%	09/20/2018	0.546%	$199	$ 186	$ 14,100	$ 13
Barclays Bank plc	People’s Republic of China Senior Unsecured	Sell	1.000	12/20/2018	0.632	8	6	600	2
Citibank NA	People’s Republic of China Senior Unsecured	Sell	1.000	12/20/2018	0.661	21	15	1,700	6
Barclays Bank plc	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.557	(643)	(352)	2,900	(291)
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	06/20/2018	7.157	(130)	(130)	900	—
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.557	(133)	(87)	600	(46)
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.419	(377)	(184)	1,700	(193)
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	03/20/2020	7.570	(46)	(36)	200	(10)
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.557	(466)	(237)	2,100	(229)
Morgan Stanley Capital Services LLC	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	7.557	(555)	(232)	2,500	(323)
Citibank NA	Sprint Communications, Inc. 8.380% due 08/15/2017	Sell	5.000	12/20/2019	6.115	(55)	88	1,700	(143)
Goldman Sachs International	Sprint Communications, Inc. 8.380% due 08/15/2017	Sell	5.000	12/20/2019	6.115	(42)	70	1,300	(112)
Deutsche Bank AG	The Export-Import Bank of China Senior Unsecured	Sell	1.000	06/20/2017	0.480	5	(21)	500	26
Citibank NA	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2020	0.820	77	31	8,000	46
JP Morgan Chase Bank NA	The Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	06/20/2017	0.391	11	15	1,000	(4)
Citibank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.423	290	10	59,600	280
Citibank NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2020	1.448	(296)	(330)	14,800	34
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.423	48	(103)	14,100	151
Goldman Sachs International	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2020	1.454	(248)	(274)	12,400	26
HSBC Bank USA NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.423	71	(154)	20,800	225
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2016	0.500	3	3	600	—
JP Morgan Chase Bank NA	United Mexican States 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.424	1	—	300	1
JP Morgan Chase Bank NA	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2016	0.500	6	6	1,000	—
Credit Suisse International	Verizon Communications Inc. 5.500% due 04/01/2017	Sell	1.000	09/20/2018	0.373	10	14	500	(4)
Credit Default Swaps									$ (1,516)
Total Swaps									$(41,716)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2015
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 29,000	Federal National Mortgage Association TBA[10]	$32,783	$(32,865)

38

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 171,802	$ —	$ 171,802
Bank Loan Obligations	—	22,322	—	22,322
Collateralized Mortgage Obligations	—	262,403	—	262,403
Corporate Bonds & Notes	—	710,237	24,607	734,844
Foreign Government Obligations	—	106,582	—	106,582
Mortgage Pass-Through	—	1,415,792	1,473	1,417,265
Municipal Bonds	—	140,181	—	140,181
Preferred Stocks	4,208	—	—	4,208
Purchased Options	69	3,884	—	3,953
Rights/Warrants	—	—	—	—
U.S. Government Obligations	—	1,134,749	—	1,134,749
Short-Term Investments
Commercial Paper	—	42,677	—	42,677
Repurchase Agreements	—	10,890	—	10,890
U.S. Government Obligations	—	1,825	—	1,825
Total Investments in Securities	$ 4,277	$4,023,344	$26,080	$4,053,701
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 45,795	$ —	$ 45,795
Futures Contracts	5,695	—	—	5,695
Swap Agreements	—	6,715	—	6,715
Total Financial Derivative Instruments - Assets	$ 5,695	$ 52,510	$ —	$ 58,205
Liability Category
Fixed Income Investments Sold Short	$ —	$ (32,865)	$ —	$ (32,865)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (19,292)	$ —	$ (19,292)
Futures Contracts	(11,537)	—	—	(11,537)
Swap Agreements	—	(48,431)	—	(48,431)
Written Options	(127)	(4,758)	—	(4,885)
Total Financial Derivative Instruments - Liabilities	$(11,664)	$ (72,481)	$ —	$ (84,145)
Total Investments	$ (1,692)	$3,970,508	$26,080	$3,994,896

The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2015.
Valuation Description	Balance Beginning at 11/01/2014 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[u] (000s)	Change in Unrealized Appreciation/ (Depreciation)[u] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2015[u] (000s)
Corporate Bonds & Notes	$25,000	$126	$(625)	$ (6)	$ 13	$(2,670)	$2,769 [h]	$—	$ 24,607
Mortgage Pass-Through	1,693	—	(237)	(2)	1	18	—	—	1,473
Rights/Warrants	—	—	—	—	—	—	—	—	—
	$26,693	$126	$(862)	$ (8)	$ 14	$(2,652)	$2,769	$—	$26,080
There were no transfers between Levels 1 and 2 during the year.
39

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2015 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Corporate Bonds & Notes
Blackstone Group LP 9.625% - 03/19/2019[4]	$ 2,832	Recent Transaction	Transacted Price	$ 101.00
Keane Group Holdings LLC 8.500% - 08/08/2019	21,775	Benchmark Pricing	Credit Spread	89.33
	$24,607
Mortgage Pass-Through
Federal Housing Authority Project 7.400% - 02/01/2021	$ 7	Benchmark Pricing	Base Price	99.81
Federal Housing Authority Project 7.450% - 05/01/2021	1,466	Benchmark Pricing	Base Price	99.81
	$ 1,473
Rights/Warrants
General Motors Co. Escrow	$ —	Cash Available in Relation to Claims	Estimated Recovery Value	0.00
	$26,080
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
40

Harbor Bond Fund
Portfolio of Investments—Continued

1		Floating rate security, the stated rate represents the rate in effect at October 31, 2015.
2		Variable rate security, the stated rate represents the rate in effect at October 31, 2015.
3		CLO after the name of a security stands for Collateralized Loan Obligation.
4		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $260,233 or 9% of net assets.
5		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
6		MTN after the name of a security stands for Medium Term Note.
7		Perpetuity bond, the maturity date represents the next callable date.
8		Step coupon security, the stated rate represents the rate in effect at October 31, 2015.
9		Zero coupon bond.
10		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2015. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
11		At October 31, 2015, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $55,459 or 2% of net assets.
12		Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
13		Purchased option that requires periodic settlement of variation margin.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
h		Transferred from Level 2 to Level 3 due to unavailability of observable market data for pricing input.
j		Amount represents Index Value.
u		The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2015 (000s)
	Corporate Bonds & Notes	$(2,121)
	Mortgage Pass-Through	(10)
	Rights/Warrants	(15)
$(2,146)
w		Fair valued by subadviser in accordance with Harbor Funds Valuation Procedures using the transacted price from a recent transaction, which is a Level 3 input.
x		Fair valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.
y		Fair valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value, which is a Level 3 input.
z		Fair valued by subadviser in accordance with Harbor Funds Valuation Procedures using credit spreads from other actively traded securities with similar terms, which is a Level 3 input.
AUD$		Australian Dollar
R$		Brazilian Real
£		British Pound
CAD$		Canadian Dollar
€		Euro
MEX$		Mexican Peso
The accompanying notes are an integral part of the Financial Statements.
41

Harbor Real Return Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (“PIMCO”)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2007
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2005.
Investment Objective
Maximize real return, consistent with preservation of real capital
Principal Style Characteristics
Inflation-indexed fixed income securities
Mihir P. Worah

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
Bond markets remained impacted by volatility during the fiscal year ended October 31, 2015. Continued themes of generalized U.S. dollar strength, lower oil prices, and diverging monetary policy occurred throughout the period and broadly impacted global markets.
In the first quarter of 2015, diverging global growth continued to impact markets as the Federal Reserve (Fed) remained an outlier as over 20 central banks eased monetary policy. The European Central Bank (ECB) launched the highly anticipated quantitative easing program in January, targeting 60 billion euro in purchases per month. Lower interest rates in the eurozone helped anchor government bond yields in the U.S., while the U.S. dollar continued to appreciate against most other currencies. However, events in Greece overshadowed market improvements in the broader underlying global economy as Greece missed its IMF payments and Prime Minister Tsipras called a referendum on creditor demands. Market volatility was not confined to Europe as economic conditions and policy choices led to equity volatility in Asia which prompted the People’s Bank of China to cut interest rates and devalue the currency. While the devaluation was small relative to other global currency moves, it sparked another round of global uncertainty surrounding China’s ability to effectively manage a smooth transition to a different and slower growth model. The devaluation and rising fears quickly spread through financial markets, and volatility remained elevated given other negative headlines, including rising geopolitical instability.
Despite broader global financial market turmoil, economic growth in the U.S. remained robust coming into the end of the fiscal year. A strong labor market has helped to support robust consumption growth in the U.S. However, even with these positive economic indicators, the Fed decided in September to not hike rates due to global economic and financial developments. Despite efforts from Fed members to clarify their message and keep the market ready for a 2015 hike, markets initially pushed off expectations for a rate hike to 2016. However, a hawkish statement by the Federal Open Markets Committee in October renewed speculation of a December “lift-off.”
The U.S. Treasury curve flattened during the 2015 fiscal year as longer-dated securities outperformed those with shorter-dated maturities. Negative headlines impacted global risk sentiment and generated market volatility across asset classes as fixed income spread sectors generally underperformed over the fiscal year. U.S. Treasury Inflation Protected Securities (TIPS) underperformed U.S. nominal Treasuries during the fiscal year as breakeven inflation levels came under heavy pressure alongside the drop in crude oil prices and general market turbulence.
PERFORMANCE
Harbor Real Return Fund returned -3.32% (Institutional Class) and -3.47% (Administrative Class) for fiscal year 2015, underperforming the -1.42% return of the Barclays U.S. TIPS Index benchmark.
The following strategies helped returns during the fiscal year:
•	Tactical exposure to non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation as the housing recovery continued
•	Select holdings of corporate bonds, as improved consumer sentiment and balance sheets supported the corporate sector
•	Short currency exposure against the euro and Japanese yen, which weakened given divergent central bank monetary policies.
42

Harbor Real Return Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	104.7%
Italy Buoni Poliennali Del Tesoro	2.9%
Telefonica Emisiones SAU	2.0%
Stone Street Trust	1.8%
DBUBS Mortgage Trust	1.7%
U.K. Gilt Inflation Linked	1.7%
Mexican Udibonos	1.0%
SLM Student Loan Trust	1.0%
AT&T Inc.	0.9%
Countrywide Alternative Loan Trust	0.9%
The following strategies were negative or neutral for returns during the fiscal year:
•	Nominal interest rate strategies in the U.S., specifically an underweight to longer maturities, as the yield curve flattened during the 2015 fiscal year; longer-dated securities outperformed shorter-dated maturities
•	Exposure to U.K. inflation-linked bonds, as inflation expectations fell alongside oil prices
•	Within TIPS, a concentration on the intermediate portion of the curve as the real yield curve flattened over the period as inflation expectations moved lower
•	Exposure to Brazilian local duration as political uncertainty drove Brazilian rates higher and eroded confidence in the government’s ability to enact needed fiscal reforms.
OUTLOOK AND STRATEGY
Over the next 12 months, we expect some significant and widening divergences among the world’s major economies. Our view is that the global economy will expand at a 2.5% to 3.0% pace, with inflation of 2% to 2.5%. In the U.S., we expect growth in the range of 2.25% to 2.75% as projected employment and wage gains should continue to support consumption, while historically low mortgage rates and a pent-up demand for housing are likely to boost residential construction.
For the eurozone, we expect economic growth of 1.5% to 2.0% and inflation of 1% to 1.5%. The tailwinds from low oil prices and a weaker euro should support growth in the year ahead while for the first time in several years fiscal policy is no longer projected to be a drag on Gross Domestic Product (GDP). Moreover, the transmission of accommodative monetary policy to easier credit conditions continued to gain traction. Despite this more optimistic outlook, we see a significant probability that the ECB will expand its quantitative easing program before its scheduled conclusion in September 2016.
In China, we believe that the pace of growth will slow even further, but Japan’s growth should improve modestly to 1.25% to 1.75%. The challenges facing China today are substantial. The economy confronts a property bust, a collapse in equity prices, falling exports and an over-levered shadow banking system. While we expect additional policy accommodation, we believe that growth will continue to slow toward 5.5% to 6.5%. Because growth in Japan has yet to benefit from the structural reforms of Abenomics’ “third arrow” and there is only a limited prospect that inflation will reach the 2% target, we see a possibility that the Bank of Japan (BoJ) expands its easing program yet again.
We expect dispersion across emerging markets to continue, especially given the ongoing volatility in commodity markets. In Brazil, we believe that the macroeconomic outlook will largely be a derivative of domestic politics as congressional gridlock continued. We expect the recession to deepen further in months ahead with meaningful downside risks as business confidence and investment remain weak.
With respect to portfolio strategy, we expect to:
•	Concentrate interest rate exposure in five to seven year maturities given attractively priced breakevens as well as further out the curve in ten to fifteen year maturities with higher real yields
•	Maintain exposure to the long end of the TIPS curve (on breakeven) as we believe that long-term inflation expectations continue to price in inflation well below the Fed’s target
•	Continue to make allocations to non-U.S. inflation-linked bonds, particularly Italian and New Zealand inflation-linked securities, which we believe offer higher real yields and policy maneuverability
•	Remain selective in allocations to emerging markets, where we favor Mexican inflation-linked securities; the Mexican real rate curve is steep and we believe that breakevens look attractive relative to historical realized inflation
•	Maintain a slight U.S. dollar overweight with smaller allocations to higher yielding currencies.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
43

Harbor Real Return Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2025
Cusip	411511520
Ticker	HARRX
Inception Date	12/01/2005
Net Expense Ratio	0.58% [a]
Total Net Assets (000s)	$130,467

ADMINISTRATIVE CLASS
Fund #	2225
Cusip	411511512
Ticker	HRRRX
Inception Date	12/01/2005
Net Expense Ratio	0.83% [a]
Total Net Assets (000s)	$3,174
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	2.03%	0.85%
Yield to Maturity	3.02%	1.99%
Current 30-Day Yield (Institutional Class)	0.82%	0.78%
Weighted Average Maturity	8.01 years	8.52 years
Weighted Average Duration	7.29 years	7.77 years
Portfolio Turnover (Year Ended 10/31/2015)	531%	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	0.00%
>1 to 5	26.19%
>5 to 10	68.70%
>10 to 15	-0.27%
>15 to 20	0.44%
>20 to 25	0.14%
>25 yrs.	4.80%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 12/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Real Return Fund
Institutional Class	-3.32%	1.36%	4.00%	12/01/2005	$14,756
Administrative Class	-3.47	1.11	3.74	12/01/2005	14,395
Comparative Index
Barclays U.S. TIPS	-1.42%	2.06%	4.19%	—	$15,018
As stated in the Fund’s current prospectus, the expense ratios were 0.59% (Net) and 0.64% (Gross) (Institutional Class); and 0.84% (Net) and 0.89% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/29/2016. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
44

Harbor Real Return Fund
Portfolio of Investments—October 31, 2015

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -37.1%)

ASSET-BACKED SECURITIES—4.3%
Principal Amount (000s)		Value (000s)
	Aegis Asset Backed Securities Trust
	Series 2004-6 Cl. M2
$756	1.197%—03/25/2035[1]	$699
	Countrywide Asset Backed Certificates
	Series 2007-12 Cl. 2A2
162	0.697%—08/25/2047[1]	160
	First Franklin Mortgage Loan Trust
	Series 2005-FFH1 Cl. M2
900	0.717%—06/25/2036[1]	660
	GSAMP Trust
	Series 2004-WF Cl. M2
190	1.847%—10/25/2034[1]	178
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
825	0.583%—05/21/2021[1,2]	811
	JP Morgan Mortgage Acquisition Trust
	Series 2007-CH5 Cl. A4
700	0.357%—05/25/2037[1]	646
	Long Beach Mortgage Loan Trust
	Series 2005-WL2 Cl. M2
500	0.932%—08/25/2035[1]	430
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
225	0.437%—06/25/2036[1]	123
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
118	0.267%—10/25/2036[1]	69
	Park Place Securities Inc.
	Series 2004-WWF1 Cl. M2
34	1.217%—12/25/2034[1]	34
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
102	4.034%—11/25/2015[3]	104
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. A1B
333	0.477%—08/25/2035[1]	331
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€1,339	0.222%—12/15/2023[1]	1,392
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
$200	0.477%—05/25/2036[1]	160
	Wood Street CLO BV4
	Series II-A Cl. A1
€18	0.280%—03/29/2021[1,2]	20
TOTAL ASSET-BACKED SECURITIES
(Cost $6,150)		5,817

COLLATERALIZED MORTGAGE OBLIGATIONS—7.4%
Principal Amount (000s)		Value (000s)
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A1
$4	2.320%—08/25/2035[1]	$ 4
	Series 2005-5 Cl. A2
7	2.480%—08/25/2035[1]	7
	Series 2005-2 Cl. A2
2	2.515%—03/25/2035[1]	2
	Series 2005-2 Cl. A1
7	2.680%—03/25/2035[1]	7
		20
	Bear Stearns Alt-A Trust
	Series 2005-5 Cl. 25A1
1,331	4.777%—07/25/2035[5]	1,096
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
531	0.999%—08/25/2035[1,2]	413
	Countrywide Alternative Loan Trust
	Series 2005-79CB Cl. A5
377	5.500%—01/25/2036	343
	Series 2006-19CB Cl. A4
145	6.000%—08/25/2036[1]	136
	Series 2007-5CB Cl. 1A13
158	6.000%—04/25/2037	140
	Series 2007-5CB Cl. 1A4
581	6.000%—04/25/2037	514
		1,133
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
47	2.560%—04/20/2035[1]	47
	DBUBS Mortgage Trust
	Series 2011-LC2A Cl. A2
2,263	3.386%—07/10/2044[2]	2,282
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-OA4 Cl. 1A1B
776	0.327%—08/25/2047[1]	648
	Series 2007-AB1 Cl. A1
597	0.497%—04/25/2037[1]	318
		966
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-HOA1 Cl. A11
551	0.377%—07/25/2047[1]	399
	JP Morgan Mortgage Trust
	Series 2005-A3 Cl. 2A1
112	2.531%—06/25/2035[1]	111
	Lavender Trust
	Series 2010-RR2A Cl. A4
1,097	6.250%—10/26/2036[2]	824
	Lehman XS Trust
	Series 2006-12N Cl. A31A
264	0.397%—08/25/2046[1]	203
	Marche Mutui Srl
	Series 5 Cl. A
€16	0.339%—10/27/2065[1]	18
	Series 4 Cl. A
51	0.342%—02/25/2055[1]	55
	Series 6 Cl. A1
104	2.189%—01/27/2064[1]	117
		190
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
$222	2.203%—06/25/2036[5]	217
45

Harbor Real Return Fund
Portfolio of Investments—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	RBSSP Resecuritization Trust
	Series 2010-1 Cl. 2A1
$753	2.229%—07/26/2045[1,2]	$752
	Residential Accredit Loans Inc.
	Series 2006-QO6 Cl. A1
116	0.377%—06/25/2046[1]	51
	Series 2006-QS13 Cl. 1A6
711	6.000%—09/25/2036	575
		626
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
67	0.597%—01/25/2046[1]	35
	Series 2006-A12 Cl. A3
653	6.000%—11/25/2036	468
	Series 2006-A12 Cl. A2
122	6.250%—11/25/2036	90
		593
	Structured Asset Mortgage Investments Inc.
	Series 2006-AR5 Cl. 1A1
68	0.407%—05/25/2046[1]	54
	Washington Mutual Mortgage Pass Through Certificates
	Series 2003-AR9 Cl. 2A
31	2.564%—09/25/2033[1]	31
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $10,034)		9,957

CORPORATE BONDS & NOTES—11.1%
	AT&T Inc.
100	1.257%—06/30/2020[5]	99
100	2.450%—06/30/2020	99
300	3.000%—06/30/2022	295
400	3.400%—05/15/2025	389
100	4.500%—05/15/2035	94
200	4.750%—05/15/2046	184
		1,160
	Banco Popolare SC MTN[6]
€500	3.500%—03/14/2019	570
	Banco Santander SA
200	6.250%—09/11/2021[5,7]	213
	Barclays Bank plc
$200	7.625%—11/21/2022	229
	Barclays plc
€200	6.500%—9/15/2019[5,7]	222
200	8.000%—12/15/2020[5,7]	241
		463
	BellSouth Corp.
$300	4.821%—04/26/2021[2]	305
	Credit Agricole SA
€300	6.500%—06/23/2021[5,7]	333
	Ford Motor Credit Co. LLC
$1,100	2.375%—01/16/2018	1,106
	GATX Financial Corp.
1,000	5.800%—03/01/2016	1,014
	Goldman Sachs Group Inc.
500	1.537%—09/15/2020[5]	501
	Hellenic Railways Organization SA
€500	4.028%—03/17/2017	486
	Hewlett Packard Enterprise Co.
$150	2.450%—10/05/2017[2]	151
150	2.850%—10/05/2018[2]	150
		301
CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Intesa Sanpaolo SpA MTN[6]
	$400	3.125%—01/15/2016	$402
		JPMorgan Chase & Co.
	1,100	2.750%—06/23/2020	1,110
		Navient Corp. MTN[6]
	740	2.450%—05/03/2019[5,8]	687
		Petrobras Global Finance BV
	100	2.694%—03/17/2017[1]	95
	400	5.375%—01/27/2021	326
			421
		Royal Bank of Scotland plc MTN[6]
	200	9.500%—03/16/2022[5]	219
		Stone Street Trust
	2,400	5.902%—12/15/2015[2]	2,412
		Telefonica Emisiones SAU
	2,650	0.976%—06/23/2017[5]	2,642
		Turkiye Garanti Bankasi AS
	200	2.817%—04/20/2016[2,5]	201
TOTAL CORPORATE BONDS & NOTES
(Cost $15,004)			14,775

FOREIGN GOVERNMENT OBLIGATIONS—9.5%
		Autonomous Community of Catalonia
	€300	4.950%—02/11/2020	358
		Bundesobligation Inflation Linked[8]
	212	0.750%—04/15/2018	241
		Colombian TES
COL$	968,551	3.000%—03/25/2033[8]	291
		Deutsche Bundesrepublik Inflation Linked Bond[8]
	€580	1.500%—04/15/2016	639
		France Government Bond OAT
	340	3.500%—04/25/2020	432
		Hellenic Republic Government International Bond MTN[6]
	¥100,000	3.800%—08/08/2017	738
		Italy Buoni Poliennali Del Tesoro
	€2,001	2.250%—04/22/2017[8]	2,268
	331	2.350%—09/15/2024[2,8]	424
	1,005	2.550%—10/22/2016-09/15/2041[8]	1,182
			3,874
		Mexican Bonos
MEX$	3,561	4.750%—06/14/2018	217
		Mexican Udibonos
	6,468	4.000%—11/08/2046[8]	418
	13,767	4.500%—12/04/2025[8]	944
			1,362
		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[8]	1,118
		Slovenia Government Bond
	€400	4.700%—11/01/2016[2]	460
		Spain Government Bond
	100	2.750%—10/31/2024[2]	121
	200	5.400%—01/31/2023[2]	283
			404
		Spain Government Inflation Linked Bond[8]
	199	1.000%—11/30/2030[2]	218
46

Harbor Real Return Fund
Portfolio of Investments—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	U.K. Gilt Inflation Linked[8]
£1,241	0.125%—03/22/2024-03/22/2068	$2,107
77	0.375%—03/22/2062	202
		2,309
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $14,451)		12,661

MORTGAGE PASS-THROUGH—1.0%
	Federal Home Loan Mortgage Corp. REMIC[9]
$606	0.796%—12/15/2037[1]	612
	Federal National Mortgage Association REMIC[9]
155	0.547%—07/25/2037[1]	156
165	0.577%—07/25/2037[1]	166
144	0.637%—05/25/2036[1]	144
308	0.877%—02/25/2041[1]	311
		777
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,375)		1,389

PURCHASED OPTIONS—0.1%
No. of Contracts/ Notional
	Eurodollar Futures
113	$99.38—12/14/2015	1
	Interest Rate Swap Option 1 year
20,500,000	1.000%—06/23/2016-06/24/2016	33
19,500,000	0.950%—12/15/2015-01/05/2016	2
74,500,000	1.500%—04/06/2016-04/29/2016	11
		46
	Interest Rate Swap Option 30 year
1,000,000	2.680%—12/11/2017	100
	U.K. LIBOR Future 90 Day[12]
105	£ 98.50—12/21/2016	11
TOTAL PURCHASED OPTIONS
(Premiums Paid/Cost $285)		158

U.S. GOVERNMENT OBLIGATIONS—103.7%
Principal Amount (000s)
	U.S. Treasury Bonds
$1,020	2.500%—02/15/2045	929
700	2.875%—08/15/2045	692
100	3.000%—11/15/2044[11]	101
1,920	3.000%—05/15/2045	1,943
		3,665
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	U.S. Treasury Inflation Indexed Bonds[8]
$3,961	0.125%—04/15/2017-07/15/2022[11]	$3,915
5,079	0.125%—04/15/2019-07/15/2024	4,990
302	0.250%—01/15/2025	290
2,862	0.375%—07/15/2023-07/15/2025	2,819
31,838	0.625%—07/15/2021-02/15/2043	32,266
5,017	0.750%—02/15/2042-02/15/2045	4,475
6,448	1.250%—07/15/2020	6,761
12,524	1.375%—02/15/2044	13,006
11,719	1.875%—07/15/2019	12,519
1,110	2.125%—01/15/2019	1,183
273	2.125%—02/15/2040-02/15/2041[11]	329
42,198	2.375%—01/15/2025-01/15/2027	48,813
319	2.500%—07/15/2016	325
280	3.625%—04/15/2028	373
		132,064
	U.S. Treasury Notes
2,800	2.125%—05/15/2025	2,795
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $141,399)		138,524

SHORT-TERM INVESTMENTS—1.7%
REPURCHASE AGREEMENTS
400	Repurchase Agreement with Citigroup Inc. dated October 30, 2015 due November 02, 2015 at 0.160% collateralized by U.S. Treasury Notes (market value $407)	400
486	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $497)	486
		886
U.S. GOVERNMENT OBLIGATIONS—1.0%
	U.S Treasury Bills
1,339	0.001 - 01/14/2016-02/14/2016	1,339
2	3.185 - 01/21/2016	2
		1,341
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,224)		2,227
TOTAL INVESTMENTS—138.8%
(Cost $190,922)		185,508
CASH AND OTHER ASSETS, LESS LIABILITIES—(38.8)%		(51,867)
TOTAL NET ASSETS—100.0%		$133,641
FUTURES CONTRACTS OPEN AT OCTOBER 31, 2015
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	1	$ 250	12/14/2015	$ —
Eurodollar Futures-CME 90 day (Buy)	7	1,750	06/19/2017	15
U.S. Treasury Bond Futures 30 year (Sell)	36	3,600	12/21/2015	(69)
47

Harbor Real Return Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Note Futures 5 year (Buy)	46	$ 4,600	12/31/2015	$ (9)
U.S. Treasury Note Futures 10 year (Buy)	68	6,800	12/21/2015	(1)
Ultra U.S. Treasury Bond Futures 30 year (Buy)	4	400	12/21/2015	6
Total Futures Contracts				$ (58)

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2015
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Counterparty	No. of Contracts/ Notional	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
U.K. LIBOR Future 90 day (Put)	CME Group	105	$ 98.00	12/21/2016	$3	$(2)
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	No. of Contracts/ Notional	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 1 year (Call)	Deutsche Bank AG	400,000	243.20 [j]	06/01/2016	$ —	$ —
Inflation-Linked Swap Option 4 year (Put)	Deutsche Bank AG	600,000	233.55 [j]	01/22/2018	6	(3)
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,700,000	234.81 [j]	03/24/2020	19	(22)
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,000,000	238.64 [j]	10/02/2020	18	(16)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	3,600,000	216.69 [j]	04/07/2020	32	(3)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	500,000	217.97 [j]	09/29/2020	6	(1)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	4,000,000	243.27 [j]	04/22/2024	29	(8)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	300,000	244.17 [j]	05/16/2024	2	(1)
Inflation-Linked Swap Option 20 year (Call)	Goldman Sachs Bank USA	500,000	120.72 [j]	06/22/2035	23	(9)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	4,200,000	2.500%	12/11/2017	141	(75)
Interest Rate Swap Option 5 year 5 year (Call)	Goldman Sachs Bank USA	5,800,000	2.400	03/14/2016	22	(24)
Interest Rate Swap Option 5 year 5 year (Call)	Goldman Sachs Bank USA	2,200,000	2.500	01/19/2016	9	(8)
Interest Rate Swap Option 5 year 5 year (Call)	Goldman Sachs Bank USA	7,300,000	2.500	02/18/2016	23	(33)
Interest Rate Swap Option 5 year 5 year (Put)	Goldman Sachs Bank USA	2,200,000	3.000	01/19/2016	8	(6)
Interest Rate Swap Option 5 year 5 year (Call)	JP Morgan Chase Bank NA	130,000	2.500	01/25/2016	1	(1)
Interest Rate Swap Option 5 year 5 year (Call)	Royal Bank of Scotland plc	1,770,000	2.500	01/25/2016	6	(6)
Currency Option Euro vs. U.S. Dollar (Put)	Goldman Sachs Bank USA	610,000	€ 1,09	11/25/2015	6	(3)
Currency Option Euro vs. U.S. Dollar (Put)	Goldman Sachs Bank USA	570,000	1.10	11/25/2015	6	(6)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	300,000	$ 4.00	03/17/2016	13	(16)
Currency Option U.S. Dollar vs. Brazilian Real (Put)	Deutsche Bank AG	700,000	3.70	01/14/2016	12	(8)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	BNP Paribas SA	600,000	117.50	11/19/2015	2	—
Total Written Options Not Settled Through Variation Margin					$384	$(249)
Total Written Options					$387	$(251)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2015
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Goldman Sachs Bank USA	$ 153	$ 151	11/12/2015	$ (2)
Brazilian Real (Buy)	BNP Paribas SA	187	187	11/04/2015	—
Brazilian Real (Buy)	Credit Suisse International	436	435	11/04/2015	1
Brazilian Real (Buy)	Credit Suisse International	268	265	12/02/2015	3
Brazilian Real (Buy)	Deutsche Bank AG	38	38	11/04/2015	—
Brazilian Real (Buy)	Deutsche Bank AG	1,481	1,422	11/04/2015	59
Brazilian Real (Buy)	Deutsche Bank AG	1,258	1,241	12/02/2015	17
Brazilian Real (Buy)	Goldman Sachs Bank USA	210	210	11/04/2015	—
Brazilian Real (Sell)	BNP Paribas SA	187	187	11/04/2015	—
Brazilian Real (Sell)	Credit Suisse International	436	436	11/04/2015	—
Brazilian Real (Sell)	Deutsche Bank AG	1,270	1,254	11/04/2015	(16)
Brazilian Real (Sell)	Deutsche Bank AG	248	248	11/04/2015	—
Brazilian Real (Sell)	Goldman Sachs Bank USA	210	209	11/04/2015	(1)
48

Harbor Real Return Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Sell)	JP Morgan Chase Bank	$ 1,363	$ 1,690	04/04/2016	$ 327
British Pound Sterling (Buy)	Citibank NA	4,718	4,669	11/03/2015	49
British Pound Sterling (Buy)	Goldman Sachs Bank USA	554	555	11/12/2015	(1)
British Pound Sterling (Buy)	Goldman Sachs Bank USA	1,419	1,407	11/12/2015	12
British Pound Sterling (Buy)	JP Morgan Chase Bank NA	291	287	11/12/2015	4
British Pound Sterling (Buy)	UBS AG	489	481	11/12/2015	8
British Pound Sterling (Sell)	Citibank NA	4,717	4,668	12/02/2015	(49)
British Pound Sterling (Sell)	Goldman Sachs Bank USA	717	713	11/12/2015	(4)
British Pound Sterling (Sell)	HSBC Bank USA	4,718	4,635	11/03/2015	(83)
British Pound Sterling (Sell)	JP Morgan Chase Bank NA	359	357	11/12/2015	(2)
Chinese Yuan (Buy)	JP Morgan Chase Bank	439	434	11/03/2015	5
Chinese Yuan (Sell)	Barclays Capital	438	430	11/03/2015	(8)
Chinese Yuan (Sell)	JP Morgan Chase Bank	428	424	10/24/2016	(4)
Colombian Peso (Sell)	Goldman Sachs Bank USA	278	270	11/17/2015	(8)
Euro Currency (Buy)	Citibank NA	6,080	6,232	11/12/2015	(152)
Euro Currency (Buy)	Credit Suisse International	135	136	11/12/2015	(1)
Euro Currency (Buy)	Deutsche Bank AG	468	482	11/12/2015	(14)
Euro Currency (Buy)	Goldman Sachs Bank USA	2,833	2,869	11/12/2015	(36)
Euro Currency (Buy)	HSBC Bank USA	767	787	11/12/2015	(20)
Euro Currency (Buy)	JP Morgan Chase Bank NA	1,168	1,199	11/12/2015	(31)
Euro Currency (Buy)	UBS AG	664	676	11/12/2015	(12)
Euro Currency (Sell)	Citibank NA	21,977	21,781	11/12/2015	(196)
Euro Currency (Sell)	Citibank NA	1,898	1,957	11/12/2015	59
Indian Rupee (Buy)	Citibank NA	1,287	1,297	11/18/2015	(10)
Indian Rupee (Buy)	JP Morgan Chase Bank	754	758	11/02/2015	(4)
Indian Rupee (Buy)	Société Générale	530	532	11/02/2015	(2)
Indian Rupee (Buy)	UBS AG	1,117	1,115	01/21/2016	2
Indian Rupee (Sell)	JP Morgan Chase Bank	223	220	11/02/2015	(3)
Indian Rupee (Sell)	JP Morgan Chase Bank	530	532	11/02/2015	2
Indian Rupee (Sell)	JP Morgan Chase Bank	751	756	11/18/2015	5
Indian Rupee (Sell)	Société Générale	530	520	11/02/2015	(10)
Japanese Yen (Buy)	Goldman Sachs Bank USA	841	846	11/12/2015	(5)
Japanese Yen (Buy)	UBS AG	1,727	1,730	11/04/2015	(3)
Japanese Yen (Sell)	HSBC Bank USA	1,727	1,738	11/04/2015	11
Japanese Yen (Sell)	UBS AG	1,727	1,730	12/02/2015	3
Mexican Peso (Sell)	BNP Paribas SA	1,748	1,703	12/18/2015	(45)
New Zealand Dollar (Sell)	Goldman Sachs Bank USA	977	913	11/12/2015	(64)
Polish Zloty (Buy)	Citibank NA	126	128	12/18/2015	(2)
Singapore Dollar (Sell)	Citibank NA	537	524	12/10/2015	(13)
South African Rand (Sell)	JP Morgan Chase Bank NA	199	201	12/18/2015	2
South Korean Won (Sell)	JP Morgan Chase Bank	625	607	01/21/2016	(18)
Taiwan Dollar (Sell)	Goldman Sachs Bank USA	331	326	12/04/2015	(5)
Total Forward Currency Contracts					$(255)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2015
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.000%	03/16/2026	€ 4,400	$ (55)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	1.500	03/16/2046	420	(35)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	2.000	03/16/2026	£ 700	(9)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	2.250	03/16/2046	2,830	(86)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023	¥ 40,000	(2)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	12/16/2017	$ 7,500	(37)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	2,500	9
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.230	09/16/2025	1,300	(21)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	10/02/2025	1,500	(40)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	12/16/2025	8,600	(377)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	12/16/2045	6,250	(291)
49

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS —Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.570%	02/10/2046	$ 100	$ 1
Interest Rate Swaps						$(943)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Brazil Cetip Interbank Deposit	Pay	14.560%	01/04/2021	R$ 500	$ (3)
Credit Suisse International	Brazil Cetip Interbank Deposit	Pay	13.450	01/04/2021	400	(6)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	13.450	01/04/2021	500	(7)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	14.500	01/04/2021	3,500	(27)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	13.420	01/04/2021	1,700	(26)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	13.450	01/04/2021	3,900	(58)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	14.500	01/04/2021	2,100	(16)
HSBC Bank USA NA	Brazil Cetip Interbank Deposit	Pay	14.560	01/04/2021	3,800	(27)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.550	10/15/2017	€ 100	—
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.660	08/15/2018	100	—
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	10/15/2018	100	—
Credit Suisse International	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.620	09/15/2018	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.580	10/15/2017	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.610	09/15/2018	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	10/15/2018	200	—
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	09/15/2018	100	—
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.650	10/15/2018	100	—
JP Morgan Chase Bank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.580	10/15/2017	100	—
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.530	10/15/2017	400	—
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.610	09/15/2018	200	1
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	£300	15
BNP Paribas SA	UK Retail Prices Index All Items NSA	Pay	3.550	12/11/2044	100	11
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.190	04/15/2030	400	3
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.350	05/15/2030	200	9
Citibank NA	UK Retail Prices Index All Items NSA	Pay	3.330	08/15/2030	800	24
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.350	05/15/2030	100	5
Credit Suisse International	UK Retail Prices Index All Items NSA	Pay	3.550	11/15/2044	100	11
Deutsche Bank AG	UK Retail Prices Index All Items NSA	Pay	3.330	08/15/2030	400	11
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.140	01/14/2030	950	10
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	200	10
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.330	08/15/2030	1,000	29
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	3.360	04/15/2035	200	2
JP Morgan Chase Bank NA	UK Retail Prices Index All Items NSA	Pay	3.400	06/15/2030	200	11
Morgan Stanley Capital Services LLC	UK Retail Prices Index All Items NSA	Pay	3.320	05/15/2030	400	15
Barclays Bank plc	US Consumer Price Index Urban Consumers NSA	Receive	1.910	04/15/2017	$ 2,700	(98)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	1.830	11/29/2016	200	(5)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	17,000	(1,040)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.860	11/05/2016	2,700	(78)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.830	11/29/2016	2,300	(63)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	1.850	11/29/2016	1,900	(54)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.360	01/28/2017	1,900	(104)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.173	11/01/2018	2,000	(105)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Receive	2.500	07/15/2022	300	(41)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.420	02/12/2017	2,000	(112)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Receive	2.180	10/01/2018	1,100	(57)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.940	10/23/2016	3,200	(95)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	1.930	10/31/2016	3,700	(115)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Receive	2.250	07/15/2017	2,500	(158)
UBS AG Stamford	US Consumer Price Index Urban Consumers NSA	Pay	2.060	05/12/2025	100	3
Interest Rate Swaps						$(2,125)
50

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity/Assets	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premiums Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Gatx Corp. 5.800% due 03/01/2016	Buy	1.070%	03/20/2016	0.324%	$(5)	$ —	$ 1,000	$ (5)
Goldman Sachs International	JSC GAZPROM	Sell	1.000	03/20/2016	2.232	(1)	(16)	200	15
JP Morgan Chase Bank NA	JSC GAZPROM	Sell	1.000	03/20/2016	2.232	—	(7)	100	7
Morgan Stanley Capital Services LLC	JSC GAZPROM	Sell	1.000	03/20/2016	2.232	—	(8)	100	8
Barclays Bank plc	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.698	3	(6)	300	9
BNP Paribas SA	Republic of Italy 6.880% due 09/27/2023	Sell	1.000	03/20/2019	0.698	7	(10)	600	17
Goldman Sachs International	Sberbank	Sell	1.000	03/20/2016	4.447	(1)	(6)	100	5
Credit Default Swaps									$ 56
Total Swaps									$(3,012)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2015
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 700	U.S. Treasury Bonds	$691	$(692)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2015 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 5,817	$—	$ 5,817
Collateralized Mortgage Obligations	—	9,957	—	9,957
Corporate Bonds & Notes	—	14,775	—	14,775
Foreign Government Obligations	—	12,661	—	12,661
Mortgage Pass-Through	—	1,389	—	1,389
Purchased Options	11	147	—	158
U.S. Government Obligations	—	138,524	—	138,524
Short-Term Investments
Repurchase Agreements	—	886	—	886
U.S. Government Obligations	—	1,341	—	1,341
Total Investments in Securities	$ 11	$185,497	$—	$185,508
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 569	$—	$ 569
Futures Contracts	21	—	—	21
Swap Agreements	—	241	—	241
Total Financial Derivative Instruments - Assets	$ 21	$ 810	$—	$ 831
Liability Category
Fixed Income Investments Sold Short	$ —	$ (692)	$—	$ (692)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (824)	$—	$ (824)
Futures Contracts	(79)	—	—	(79)
Swap Agreements	—	(3,253)	—	(3,253)
Written Options	(2)	(249)	—	(251)
Total Financial Derivative Instruments - Liabilities	$(81)	$ (4,326)	$—	$ (4,407)
Total Investments	$(49)	$181,289	$—	$181,240
There were no Level 3 holdings at October 31, 2014 or October 31, 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
51

Harbor Real Return Fund
Portfolio of Investments—Continued

1	Floating rate security, the stated rate represents the rate in effect at October 31, 2015.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2015, the aggregate value of these securities was $9,827 or 7% of net assets.
3	Step coupon security, the stated rate represents the rate in effect at October 31, 2015.
4	CLO after the name of a security stands for Collateralized Loan Obligation.
5	Variable rate security, the stated rate represents the rate in effect at October 31, 2015.
6	MTN after the name of a security stands for Medium Term Note.
7	Perpetuity bond, the maturity date represents the next callable date.
8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
9	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
10	Zero coupon bond.
11	At October 31, 2015, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $1,974 or 1% of net assets.
12	Purchased option that requires periodic settlement of variation margin.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
j	Amount represents Index Value.
R$	Brazilian Real
£	British Pound
COL$	Colombian Peso
€	Euro
¥	Japanese Yen
MEX$	Mexican Peso
NZD$	New Zealand Dollar
The accompanying notes are an integral part of the Financial Statements.
52

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth O’Donnell, CFA
Since 2003
FFTW has subadvised the Fund since 1987.
Investment Objective
Provide current income while maintaining liquidity and a stable share price of $1
Principal Style Characteristics
Very short-term high quality money market instruments
Kenneth O’Donnell

Management’s Discussion of
Fund Performance
Market Review
Global economic growth slowed in the twelve months ended October 31, 2015 with persistent weakness in emerging markets and an uneven recovery in advanced economies. The U.S. economy expanded at a modest pace while Europe and Japan continued to be challenged by deflationary pressures and slow growth. We believe that this pattern of diverging growth trends is likely to lead to differentiation in monetary policy among global central banks in the coming year.
In late 2014, the Federal Reserve (Fed) began preparing markets for the first tightening of monetary policy in almost a decade. Volatility increased as markets discounted the future path of interest rates. Despite elevated expectations for “lift-off” in September, the first rate hike was delayed in response to market turbulence following an unexpected devaluation of the Chinese Yuan. As of October 31, 2015, markets were forecasting an increase in short term interest rates in late 2015 or early 2016. In any event, Fed Chair Janet Yellen continued to assert that monetary policy remained accommodative and that the pace of tightening would be gradual.
Short term U.S. Treasury Note yields climbed during the fiscal year as markets discounted the potential shift in Fed policy. In contrast to the front-end, intermediate yields trended lower flattening the slope of the yield curve. Money market yields remained anchored to near-zero policy rates, failing to rise significantly during the fiscal year. We believe that money market yields are likely to increase steadily in the coming year as short-term markets begin to incorporate expectations for the path of monetary policy.
Performance
Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2015, the Fund returned 0.08% (Institutional and Administrative Classes). This compared favorably with the return of 0.02% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at approximately 40 days throughout the 12-month period.
Outlook and Strategy
Looking ahead, we expect monetary policy to remain accommodative in 2016 boosting aggregate demand. We believe that real, or inflation-adjusted, economic growth in the U.S. will average 2.5% and wage pressures will build throughout the year as the economy reaches full employment, supporting an increase in consumption. We also believe that business investment will follow providing support for a sustainable trajectory of domestic growth.
We believe that U.S. financial conditions will depend increasingly on the evolution of the Fed’s policy stance. The next step in the monetary-tightening sequence is the removal of excess reserves from the banking system. The Fed has indicated that policy tightening measures will continue to focus on the federal funds rate as the primary measure. We expect the Fed to utilize multiple tools to manage short-term rates, including interest paid on banking reserves and its overnight fixed-rate reserve purchase agreement program, or reverse repo facility. The Fed has stated that reinvestment of cash flows from securities held on the Fed’s balance sheet would likely continue beyond the date of the first tightening. We believe that the complexity and transparency of the policy shift will provide us with ample time to adjust the Fund’s duration profile as short-term interest rates rise.
53

Harbor Money Market Fund
Manager’s Commentary—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	81.9%
Repurchase Agreement with State Street Corp.	18.1%
Federal National Mortgage Association	6.7%
Federal Home Loan Mortgage Corp.	0.6%
We have maintained a very conservative investment strategy for the Fund, limiting investments to U.S. Treasury and agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
54

Harbor Money Market Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2015
Cusip	411511405
Ticker	HARXX
Inception Date	12/29/1987
Net Expense Ratio	0.00% [a]
Total Net Assets (000s)	$176,781

ADMINISTRATIVE CLASS
Fund #	2215
Cusip	411511660
Ticker	HRMXX
Inception Date	11/01/2002
Net Expense Ratio	0.00% [a]
Total Net Assets (000s)	$1,727
Portfolio Statistics
	Portfolio	Benchmark
Yield to Maturity	0.03%	0.05%
Weighted Average Maturity	0.06 years	0.17 years
Weighted Average Duration	0.06 years	0.17 years
FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2005 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.08%	0.08%	1.36%	12/29/1987	$11,449
Administrative Class	0.08	0.08	1.28	11/01/2002	11,354
Comparative Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.02%	0.07%	1.31%	—	$11,385

Current 7-day subsidized[b] SEC yield for period ended 10/31/2015:	Institutional Class: 0.10%	Administrative Class: 0.10%
Current 7-day unsubsidized[c] SEC yield for period ended 10/31/2015:	Institutional Class: -0.52%	Administrative Class: -1.15%
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflective of a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016, as well as a voluntary fee waiver that may be discontinued at any time.
b	Reflects reimbursement or waivers currently in effect.
c	Does not reflect reimbursements or waivers currently in effect.
55

Harbor Money Market Fund
Portfolio of Investments—October 31, 2015

Total Investments (% of net assets)
(Excludes net cash of -7.3%)
GOVERNMENT AGENCY DEBT—89.2%
Principal Amount (000s)		Value (000s)
	Federal Home Loan Bank Discount Notes
$2,130	0.040%—11/06/2015	$2,130
1,000	0.050%—11/23/2015	1,000
7,820	0.060%—11/30/2015-12/03/2015	7,819
2,079	0.065%—12/16/2015	2,079
5,000	0.070%—12/04/2015	5,000
11,455	0.073%—11/27/2015	11,454
3,000	0.080%—12/23/2015	3,000
9,300	0.090%—11/09/2015	9,300
19,785	0.093%—11/20/2015-12/09/2015	19,783
10,217	0.106%—01/06/2016	10,215
10,000	0.120%—01/04/2016	9,998
1,200	0.130%—11/05/2015	1,200
12,043	0.133%—11/02/2015	12,043
15,000	0.135%—11/12/2015	14,999
1,300	0.150%—12/02/2015	1,300
3,700	0.155%—11/04/2015	3,700
5,260	0.165%—11/10/2015	5,260
2,800	0.168%—11/13/2015	2,800
10,000	0.180%—11/25/2015	9,999
7,000	0.200%—12/01/2015	6,999
6,200	0.225%—12/11/2015	6,198
		146,276
GOVERNMENT AGENCY DEBT—Continued
Principal Amount (000s)		Value (000s)
	Federal Home Loan Mortgage Corp. Discount Notes
$1,000	0.085%—12/18/2015	$1,000
	Federal National Mortgage Association Discount Notes
6,000	0.040%—11/04/2015	6,000
6,000	0.070%—11/02/2015	6,000
		12,000
TOTAL GOVERNMENT AGENCY DEBT
(Cost $159,276)		159,276

REPURCHASE AGREEMENTS—18.1%
(Cost $32,345)
32,345	Repurchase Agreement with State Street Corp. dated October 30, 2015 due November 02, 2015 at 0.000% collateralized by U.S. Treasury Notes (market value $32,992)	32,345
TOTAL INVESTMENTS—107.3%
(Cost $191,621)[1]		191,621
CASH AND OTHER ASSETS, LESS LIABILITIES—(7.3)%		(13,113)
TOTAL NET ASSETS—100.0%		$178,508
FAIR VALUE MEASUREMENTS
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2014 or October 31, 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.
The accompanying notes are an integral part of the Financial Statements.
56

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57

Harbor Fixed Income Funds
Statements of Assets and Liabilities—October 31, 2015

(All amounts in thousands, except per share amounts)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$377,682	$1,628,327	$4,033,011	$190,922	$191,621
Investments, at value (excluding $0, $0, $15, $11 and $0 in purchased options which settle through variation margin)	$368,330	$1,494,498	$4,042,796	$184,611	$159,276
Repurchase agreements	3,176	62,011	10,890	886	32,345
Cash-restricted	—	—	2,035	1,507	—
Cash	—	11	1,601	—	10
Foreign currency, at value (cost: $0, $0, $5,386, $402 and $0)	—	—	5,361	405	—
Receivables for:
Investments sold	2,790	8,439	725,653	2,795	—
Foreign currency spot contracts	—	—	5	—	—
Capital shares sold	211	731	1,561	229	18
Dividends	—	—	45	—	—
Interest	1,984	25,405	22,237	885	—
Unrealized appreciation on open forward currency contracts	—	—	45,795	569	—
Unrealized appreciation on OTC swap agreements	—	—	2,531	231	—
Variation margin on options and futures contracts	—	—	2,782	47	—
Variation margin on centrally cleared swap agreements	—	—	—	98	—
Options sold	—	—	184	45	—
Withholding tax	—	—	36	—	—
Prepaid registration fees	1	23	15	20	14
Other assets	7	60	318	6	48
Total Assets	376,499	1,591,178	4,863,845	192,334	191,711
LIABILITIES
Payables for:
Due to broker	—	—	30,826	400	—
Investments purchased	262	26,694	1,751,761	2,043	—
Foreign currency spot contracts	—	—	64	—	—
Capital shares reacquired	320	1,373	2,700	232	13,134
Interest on investments sold short	—	—	—	4	—
Investments sold short, at value (proceeds: $0, $0, $32,783, $691 and $0)	—	—	32,865	692	—
Written options, at value (premiums received: $0, $0, $10,444, $384 and $0)	—	—	4,885	249	—
Swap premiums received	—	—	2,665	25	—
Unrealized depreciation on OTC swap agreements	—	—	2,591	2,300	—
Sale-buyback financing transactions	—	—	80,817	51,821	—
Variation margin on centrally cleared swap agreements	—	—	1,054	—	—
Unrealized depreciation on open forward currency contracts	—	—	19,292	824	—
Accrued expenses:
Management fees	206	743	1,115	55	31
12b-1 fees	1	21	12	1	—
Transfer agent fees	21	96	162	8	11
Trustees' fees and expenses	2	9	18	1	1
Other	29	163	439	38	26
Total Liabilities	841	29,099	1,931,266	58,693	13,203
NET ASSETS	$375,658	$1,562,079	$2,932,579	$133,641	$178,508
Net Assets Consist of:
Paid-in capital	$372,475	$1,647,341	$2,903,434	$167,206	$178,473
Accumulated undistributed net investment income/(loss)	2,966	9,308	28,644	1,737	35
Accumulated net realized gain/(loss)	6,393	(22,753)	(4,487)	(26,698)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(6,176)	(71,817)	20,483	(5,414)	—
Unrealized appreciation/(depreciation) of other financial instruments	—	—	(15,495)	(3,190)	—
	$375,658	$1,562,079	$2,932,579	$133,641	$178,508
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$373,421	$1,460,808	$2,874,705	$130,467	$176,781
Shares of beneficial interest[1]	35,132	146,024	241,075	14,254	176,781
Net asset value per share[2]	$ 10.63	$ 10.00	$ 11.92	$ 9.15	$ 1.00
Administrative Class
Net assets	$ 376	$ 4,314	$ 57,874	$ 3,174	$ 1,727
Shares of beneficial interest[1]	35	431	4,850	347	1,727
Net asset value per share[2]	$ 10.62	$ 10.02	$ 11.93	$ 9.15	$ 1.00
Investor Class
Net assets	$ 1,861	$ 96,957	N/A	N/A	N/A
Shares of beneficial interest[1]	175	9,680	N/A	N/A	N/A
Net asset value per share[2]	$ 10.61	$ 10.02	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

58

Harbor Fixed Income Funds
Statements of Operations—Year Ended October 31, 2015

(All amounts in thousands)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$ 7,800	$ 104,220	$ 120,657	$ 2,658	$ 133
Dividends	—	—	463	—	—
Consent fee income	—	401	—	—	—
Foreign taxes withheld	—	—	—	(2)	—
Total Investment Income	7,800	104,621	121,120	2,656	133
Operating Expenses
Management fees	2,401	10,203	17,540	727	350
12b-1 fees:
Administrative Class	1	11	197	8	4
Investor Class	5	250	N/A	N/A	N/A
Shareholder communications	17	192	305	23	3
Custodian fees	29	72	567	125	21
Transfer agent fees:
Institutional Class	233	1,011	2,259	94	110
Administrative Class	—	3	50	2	1
Investor Class	3	183	N/A	N/A	N/A
Professional fees	6	30	67	4	21
Trustees' fees and expenses	8	37	77	3	4
Registration fees	50	70	62	37	34
Miscellaneous	13	25	46	10	10
Expenses before interest expense	2,766	12,087	21,170	1,033	558
Interest expense	—	—	197	146	—
Total expenses	2,766	12,087	21,367	1,179	558
Management fees waived	—	(680)	(1,317)	—	(350)
Transfer agent fees waived	(6)	(26)	(57)	(2)	(3)
Other expenses reimbursed	—	—	(757)	(142)	(205)
Net expenses	2,760	11,381	19,236	1,035	—
Net Investment Income/(Loss)	5,040	93,240	101,884	1,621	133
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	11,779	(22,694)	(28,820)	(2,028)	—
Foreign currency transactions	—	—	123,752	6,284	—
Investments sold short	—	—	(24)	(6)	—
Swap agreements	—	—	(21,352)	(2,419)	—
Futures contracts	—	—	27,908	(184)	—
Written options	—	—	16,805	428	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(15,082)	(94,318)	(110,146)	(4,011)	—
Forwards currency contracts	—	—	(5,799)	(3,078)	—
Investments sold short	—	—	(82)	(726)	—
Swap agreements	—	—	(45,558)	(922)	—
Futures contracts	—	—	(12,278)	(190)	—
Written options	—	—	3,762	(27)	—
Translations of assets and liabilities in foreign currencies	—	—	5,073	136	—
Net gain/(loss) on investment transactions	(3,303)	(117,012)	(46,759)	(6,743)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 1,737	$ (23,772)	$ 55,125	$(5,122)	$ 133
The accompanying notes are an integral part of the Financial Statements.

59

Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 5,040	$ 4,837	$ 93,240	$ 99,489
Net realized gain/(loss) on investments	11,779	15,888	(22,694)	38,879
Change in net unrealized appreciation/(depreciation) of investments	(15,082)	(7,985)	(94,318)	(49,734)
Net increase/(decrease) in assets resulting from operations	1,737	12,740	(23,772)	88,634
Distributions to Shareholders
Net investment income:
Institutional Class	(7,258)	(5,375)	(83,602)	(98,007)
Administrative Class	(6)	(6)	(220)	(278)
Investor Class	(32)	(36)	(4,769)	(5,662)
Net realized gain on investments:
Institutional Class	(13,266)	(2,556)	(34,090)	(43,662)
Administrative Class	(11)	(4)	(97)	(133)
Investor Class	(73)	(25)	(2,027)	(2,586)
Total distributions to shareholders	(20,646)	(8,002)	(124,805)	(150,328)
Net Increase/(Decrease) Derived from Capital Share Transactions	38,950	80,749	(102,099)	(125,678)
Net increase/(decrease) in net assets	20,041	85,487	(250,676)	(187,372)
Net Assets
Beginning of period	355,617	270,130	1,812,755	2,000,127
End of period*	$375,658	$355,617	$1,562,079	$1,812,755
* Includes accumulated undistributed net investment income/(loss) of:	$ 2,966	$ 656	$ 9,308	$ 6,326
The accompanying notes are an integral part of the Financial Statements.

60

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014

$ 101,884	$ 116,769	$ 1,621	$ 7,115	$ 133	$ 95
118,269	88,641	2,075	(8,931)	—	—
(165,028)	(9,624)	(8,818)	7,260	—	—
55,125	195,786	(5,122)	5,444	133	95

(121,602)	(175,330)	(11,224)	(1,173)	(132)	(95)
(2,435)	(3,302)	(233)	(5)	(1)	—
N/A	N/A	N/A	N/A	N/A	N/A

(33,879)	—	—	(15,289)	—	—
(855)	—	—	(135)	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(158,771)	(178,632)	(11,457)	(16,602)	(133)	(95)
(1,192,255)	(2,553,610)	(23,230)	(223,623)	18,530	22,560
(1,295,901)	(2,536,456)	(39,809)	(234,781)	18,530	22,560

4,228,480	6,764,936	173,450	408,231	159,978	137,418
$ 2,932,579	$ 4,228,480	$133,641	$ 173,450	$178,508	$159,978
$ 28,644	$ 11,044	$ 1,737	$ 7,477	$ 35	$35
61

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$117,449	$147,092	$ 531,892	$ 504,485
Net proceeds from redemption fees	1	12	15	31
Reinvested distributions	4,580	1,152	72,989	81,465
Cost of shares reacquired	(83,192)	(66,826)	(711,825)	(699,877)
Net increase/(decrease) in net assets	$ 38,838	$ 81,430	$(106,929)	$(113,896)
Administrative Class
Net proceeds from sale of shares	$ 70	$ 7	$ 616	$ 602
Reinvested distributions	17	10	303	400
Cost of shares reacquired	—	(144)	(999)	(1,585)
Net increase/(decrease) in net assets	$ 87	$ (127)	$ (80)	$ (583)
Investor Class
Net proceeds from sale of shares	$ 477	$ 1,024	$ 36,712	$ 35,560
Net proceeds from redemption fees	—	—	1	2
Reinvested distributions	93	60	6,652	7,890
Cost of shares reacquired	(545)	(1,638)	(38,455)	(54,651)
Net increase/(decrease) in net assets	$ 25	$ (554)	$ 4,910	$ (11,199)
SHARES
Institutional Class
Shares sold	10,829	13,047	51,294	45,788
Shares issued due to reinvestment of distributions	435	105	7,168	7,509
Shares reacquired	(7,696)	(5,989)	(69,768)	(63,914)
Net increase/(decrease) in shares outstanding	3,568	7,163	(11,306)	(10,617)
Beginning of period	31,564	24,401	157,330	167,947
End of period	35,132	31,564	146,024	157,330
Administrative Class
Shares sold	6	—	59	54
Shares issued due to reinvestment of distributions	2	1	30	37
Shares reacquired	—	(13)	(97)	(144)
Net increase/(decrease) in shares outstanding	8	(12)	(8)	(53)
Beginning of period	27	39	439	492
End of period	35	27	431	439
Investor Class
Shares sold	43	91	3,550	3,223
Shares issued due to reinvestment of distributions	9	6	652	726
Shares reacquired	(51)	(147)	(3,742)	(4,953)
Net increase/(decrease) in shares outstanding	1	(50)	460	(1,004)
Beginning of period	174	224	9,220	10,224
End of period	175	174	9,680	9,220
The accompanying notes are an integral part of the Financial Statements.

62

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014

$ 490,127	$ 1,000,508	$ 20,043	$ 90,220	$ 651,583	$ 662,272
—	—	—	—	—	—
149,022	168,140	10,727	16,203	131	94
(1,788,670)	(3,685,873)	(54,064)	(330,071)	(632,734)	(641,607)
$(1,149,521)	$(2,517,225)	$(23,294)	$(223,648)	$ 18,980	$ 20,759

$ 12,317	$ 18,220	$ 2,145	$ 1,480	$ 1,481	$ 1,836
3,277	3,272	233	139	1	—
(58,328)	(57,877)	(2,314)	(1,594)	(1,932)	(35)
$ (42,734)	$ (36,385)	$ 64	$ 25	$ (450)	$ 1,801

N/A	N/A	N/A	N/A	N/A	N/A

40,543	82,233	2,113	8,916	651,583	662,272
12,437	13,908	1,153	1,644	131	94
(147,939)	(302,186)	(5,711)	(32,739)	(632,734)	(641,607)
(94,959)	(206,045)	(2,445)	(22,179)	18,980	20,759
336,034	542,079	16,699	38,878	157,801	137,042
241,075	336,034	14,254	16,699	176,781	157,801

1,011	1,497	227	144	1,481	1,836
273	271	25	14	1	—
(4,786)	(4,749)	(247)	(156)	(1,932)	(35)
(3,502)	(2,981)	5	2	(450)	1,801
8,352	11,333	342	340	2,177	376
4,850	8,352	347	342	1,727	2,177

N/A	N/A	N/A	N/A	N/A	N/A

63

Harbor Fixed Income Funds
Statement of Cash Flows—Year Ended October 31, 2015

(All amounts in thousands)
Harbor Real Return Fund
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$ (5,122)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,046,779)
Proceeds from sales of long-term securities	1,080,262
Proceeds from short-term portfolio investments, net	2,839
Decrease in receivable for investments sold	1,746
Decrease in interest receivable	220
Increase in variation margin on options and futures contracts	(42)
Increase in variation margin on swap agreements	(20)
Increase in options sold	(45)
Decrease in withholding tax	1
Increase in prepaid registration fees	(2)
Decrease in other assets	19
Decrease in payable for investments purchased	(2,524)
Increase in Interest on investments sold short	4
Increase in premiums from options written	117
Decrease in swap premiums received	(54)
Decrease in management fees payable	(18)
Decrease in transfer agent fees payable	(1)
Decrease in trustees' fees payable	(1)
Decrease in other liabilities	(4)
Net change in unrealized appreciation/(depreciation) on investments	4,737
Net change in unrealized appreciation/(depreciation) on forwards	3,078
Net change in unrealized appreciation/(depreciation) on swaps	741
Net change in unrealized appreciation/(depreciation) on written options	27
Net realized loss on investments	2,034
Net amortization and earned inflation component	827
Net cash provided by operating activities	42,040
Cash flows used for financing activities:
Proceeds from shares sold	22,140
Payment on shares redeemed	(57,879)
Cash dividends paid	(497)
Decrease in sale-buyback financing transactions	(2,889)
Decrease in due to broker and cash-restricted	(2,830)
Net cash used for financing activities	(41,955)
Net Increase in Cash	85
Cash and Foreign Currency
Beginning of period	$ 320
End of period	405
Reinvestment of dividends	$ 10,960
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 146
The accompanying notes are an integral part of the Financial Statements.

64

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65

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011 [e]
Net asset value beginning of period	$ 11.20	$ 10.95	$ 10.01	$ 9.49	$ 10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [f]	0.19	0.20	0.24	0.09
Net realized and unrealized gains/(losses) on investments	(0.08)	0.38	0.96	0.52	(0.54)
Total from investment operations	0.07	0.57	1.16	0.76	(0.45)
Less Distributions
Dividends from net investment income	(0.22)	(0.21)	(0.22)	(0.24)	(0.06)
Distributions from net realized capital gains[1]	(0.42)	(0.11)	—	—	—
Total distributions	(0.64)	(0.32)	(0.22)	(0.24)	(0.06)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	10.63	11.20	10.95	10.01	9.49
Net assets end of period (000s)	$ 373,421	$ 353,370	$ 267,251	$ 113,898	$ 74,531
Ratios and Supplemental Data (%)
Total return[b]	0.72%	5.23%	11.80%	8.18%	(4.50)% [c]
Ratio of total expenses to average net assets[2]	0.75	0.74	0.79	0.84	1.19 [d]
Ratio of net expenses to average net assets[a]	0.75	0.74	0.79	0.83	0.85 [d]
Ratio of net investment income to average net assets[a]	1.37	1.58	1.82	2.48	2.36 [d]
Portfolio turnover	81	54	45	40	27 [c]

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 10.85	$ 11.19	$ 11.15	$ 10.86	$ 11.23
Income from Investment Operations
Net investment income/(loss)[a]	0.57 [f]	0.60	0.64	0.65	0.71
Net realized and unrealized gains/(losses) on investments	(0.66)	(0.05)	0.06	0.40	(0.24)
Total from investment operations	(0.09)	0.55	0.70	1.05	0.47
Less Distributions
Dividends from net investment income	(0.54)	(0.62)	(0.64)	(0.64)	(0.68)
Distributions from net realized capital gains[1]	(0.22)	(0.27)	(0.02)	(0.12)	(0.16)
Total distributions	(0.76)	(0.89)	(0.66)	(0.76)	(0.84)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	10.00	10.85	11.19	11.15	10.86
Net assets end of period (000s)	$1,460,808	$1,707,788	$1,880,044	$2,172,751	$1,565,740
Ratios and Supplemental Data (%)
Total return[b]	(0.79)%	5.10%	6.55%	10.18%	4.49%
Ratio of total expenses to average net assets[2]	0.69	0.68	0.68	0.68	0.70
Ratio of net expenses to average net assets[a]	0.65	0.64	0.64	0.64	0.65
Ratio of net investment income to average net assets[a]	5.51	5.43	5.56	6.06	6.54
Portfolio turnover	49	48	57	32	47
See page 70 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

66

Administrative Class					Investor Class
2015	2014	2013	2012	2011 [e]	2015	2014	2013	2012	2011 [e]
$11.19	$10.94	$10.00	$ 9.48	$10.00	$ 11.18	$ 10.94	$ 10.00	$ 9.48	$ 10.00

0.12 [f]	0.13	0.16	0.22	0.09	0.11 [f]	0.11	0.16	0.20	0.07
(0.08)	0.41	0.98	0.52	(0.56)	(0.08)	0.40	0.97	0.53	(0.54)
0.04	0.54	1.14	0.74	(0.47)	0.03	0.51	1.13	0.73	(0.47)

(0.19)	(0.18)	(0.20)	(0.22)	(0.05)	(0.18)	(0.16)	(0.19)	(0.21)	(0.05)
(0.42)	(0.11)	—	—	—	(0.42)	(0.11)	—	—	—
(0.61)	(0.29)	(0.20)	(0.22)	(0.05)	(0.60)	(0.27)	(0.19)	(0.21)	(0.05)
—*	—*	—*	—*	—*	—*	—*	—*	—*	—*
10.62	11.19	10.94	10.00	9.48	10.61	11.18	10.94	10.00	9.48
$ 376	$ 306	$ 427	$ 310	$ 238	$ 1,861	$ 1,941	$ 2,452	$ 2,015	$ 704

0.47%	4.97%	11.55%	7.93%	(4.70)% [c]	0.35%	4.76%	11.41%	7.83%	(4.72)% [c]
1.00	0.99	1.04	1.09	1.44 [d]	1.12	1.11	1.16	1.21	1.56 [d]
1.00	0.99	1.04	1.08	1.10 [d]	1.12	1.11	1.16	1.20	1.22 [d]
1.11	1.35	1.61	2.24	1.80 [d]	1.00	1.24	1.49	2.07	1.98 [d]
81	54	45	40	27 [c]	81	54	45	40	27 [c]

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$10.87	$11.21	$11.16	$10.87	$11.23	$ 10.87	$ 11.21	$ 11.16	$ 10.87	$ 11.23

0.55 [f]	0.60	0.70	0.62	0.70	0.53 [f]	0.59	0.66	0.61	0.69
(0.67)	(0.08)	(0.02)	0.40	(0.25)	(0.66)	(0.08)	0.01	0.40	(0.25)
(0.12)	0.52	0.68	1.02	0.45	(0.13)	0.51	0.67	1.01	0.44

(0.51)	(0.59)	(0.61)	(0.61)	(0.65)	(0.50)	(0.58)	(0.60)	(0.60)	(0.64)
(0.22)	(0.27)	(0.02)	(0.12)	(0.16)	(0.22)	(0.27)	(0.02)	(0.12)	(0.16)
(0.73)	(0.86)	(0.63)	(0.73)	(0.81)	(0.72)	(0.85)	(0.62)	(0.72)	(0.80)
—*	—*	—*	—*	—*	—*	—*	—*	—*	—*
10.02	10.87	11.21	11.16	10.87	10.02	10.87	11.21	11.16	10.87
$4,314	$4,773	$5,519	$9,571	$7,906	$96,957	$100,194	$114,564	$154,604	$134,399

(1.03)%	4.82%	6.33%	9.90%	4.31%	(1.15)%	4.70%	6.22%	9.77%	4.18%
0.94	0.93	0.93	0.93	0.95	1.06	1.05	1.05	1.05	1.07
0.90	0.89	0.89	0.89	0.90	1.02	1.01	1.01	1.01	1.02
5.26	5.18	5.32	5.81	6.29	5.14	5.06	5.19	5.71	6.17
49	48	57	32	47	49	48	57	32	47
67

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 12.28	$ 12.22	$ 13.03	$ 12.20	$ 13.18
Income from Investment Operations
Net investment income/(loss)[a]	0.34 [f]	0.25	0.30	0.36	0.34
Net realized and unrealized gains/(losses) on investments	(0.18)	0.16	(0.30)	0.76	(0.28)
Total from investment operations	0.16	0.41	—*	1.12	0.06
Less Distributions
Dividends from net investment income	(0.41)	(0.35)	(0.30)	(0.27)	(0.43)
Distributions from net realized capital gains[1]	(0.11)	—	(0.51)	(0.02)	(0.61)
Total distributions	(0.52)	(0.35)	(0.81)	(0.29)	(1.04)
Proceeds from redemption fees	—	—	—	—*	—
Net asset value end of period	11.92	12.28	12.22	13.03	12.20
Net assets end of period (000s)	$2,874,705	$4,125,889	$6,626,361	$7,748,277	$7,374,510
Ratios and Supplemental Data (%)
Total return[b]	1.32%	3.40%	(0.05)%	9.34%	0.63%
Ratio of total expenses to average net assets[2]	0.58	0.56	0.56	0.57	0.57
Ratio of net expenses to average net assets[a]	0.52	0.54	0.53	0.54	0.53
Ratio of net expenses excluding interest expense to average net assets[a]	0.52	0.54	0.53	0.54	0.53
Ratio of net investment income to average net assets[a]	2.80	1.90	2.36	2.88	2.73
Portfolio turnover	586	439	446	473	666

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 10.18	$ 10.41	$ 11.54	$ 11.38	$ 11.21
Income from Investment Operations
Net investment income/(loss)[a]	0.10 [f]	0.40	0.10	0.14	0.26
Net realized and unrealized gains/(losses) on investments	(0.43)	(0.20)	(0.84)	0.84	0.40
Total from investment operations	(0.33)	0.20	(0.74)	0.98	0.66
Less Distributions
Dividends from net investment income	(0.70)	(0.03)	(0.18)	(0.26)	(0.17)
Distributions from net realized capital gains[1]	—	(0.40)	(0.21)	(0.56)	(0.32)
Total distributions	(0.70)	(0.43)	(0.39)	(0.82)	(0.49)
Net asset value end of period	9.15	10.18	10.41	11.54	11.38
Net assets end of period (000s)	$ 130,467	$ 169,969	$ 404,689	$ 507,576	$ 420,429
Ratios and Supplemental Data (%)
Total return[b]	(3.32)%	2.07%	(6.67)%	9.19%	6.38%
Ratio of total expenses to average net assets[2]	0.77	0.63	0.61	0.62	0.61
Ratio of net expenses to average net assets[a]	0.68	0.62	0.61	0.62	0.60
Ratio of net expenses excluding interest expense to average net assets[a]	0.58	0.60	0.59	0.59	0.60
Ratio of net investment income to average net assets[a]	1.06	1.91	0.92	1.43	2.68
Portfolio turnover	531	427	285	287	340
See page 70 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

68

Administrative Class
2015	2014	2013	2012	2011
$ 12.28	$ 12.23	$ 13.03	$ 12.20	$ 13.18

0.30 [f]	0.22	0.27	0.34	0.31
(0.16)	0.15	(0.29)	0.75	(0.29)
0.14	0.37	(0.02)	1.09	0.02

(0.38)	(0.32)	(0.27)	(0.24)	(0.39)
(0.11)	—	(0.51)	(0.02)	(0.61)
(0.49)	(0.32)	(0.78)	(0.26)	(1.00)
—	—	—	—*	—
11.93	12.28	12.23	13.03	12.20
$57,874	$102,591	$138,575	$165,468	$173,377

1.13%	3.05%	(0.23)%	9.06%	0.37%
0.83	0.81	0.81	0.82	0.82
0.77	0.79	0.78	0.79	0.78
0.77	0.79	0.78	0.79	0.78
2.47	1.66	2.11	2.64	2.47
586	439	446	473	666

Administrative Class
2015	2014	2013	2012	2011
$ 10.17	$ 10.41	$ 11.55	$ 11.40	$ 11.23

0.08 [f]	0.21	0.06	0.10	0.09
(0.42)	(0.03)	(0.84)	0.85	0.55
(0.34)	0.18	(0.78)	0.95	0.64

(0.68)	(0.02)	(0.15)	(0.24)	(0.15)
—	(0.40)	(0.21)	(0.56)	(0.32)
(0.68)	(0.42)	(0.36)	(0.80)	(0.47)
9.15	10.17	10.41	11.55	11.40
$ 3,174	$ 3,481	$ 3,542	$ 4,968	$ 3,472

(3.47)%	1.81%	(6.94)%	8.88%	6.12%
1.02	0.88	0.86	0.87	0.87
0.93	0.87	0.86	0.87	0.85
0.83	0.85	0.84	0.84	0.85
0.90	2.08	0.69	1.18	2.26
531	427	285	287	340
69

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a]	—* ,f	—*	—*	—*	—
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—
Total from investment operations	—*	—*	—*	—*	—
Less Distributions
Dividends from net investment income	—*	—*	—*	—*	—
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	—*	—*	—*	—*	—
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$176,781	$157,801	$137,042	$133,308	$130,758
Ratios and Supplemental Data (%)
Total return[b]	0.08%	0.06%	0.09%	0.08%	0.11%
Ratio of total expenses to average net assets[2]	0.32	0.30	0.31	0.33	0.33
Ratio of net expenses to average net assets[a]	—	—	—	—	—
Ratio of net investment income to average net assets[a]	0.08	0.06	0.09	0.08	0.11

*	Less than $0.01
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	For the period May 1, 2011 (inception) through October 31, 2011.
f	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

70

Administrative Class
2015	2014	2013	2012	2011
$ 1.00	$ 1.00	$1.00	$1.00	$1.00

—* ,f	—*	—*	—*	—*
—	—	—	—	—
—*	—*	—*	—*	—*

—*	—*	—*	—*	—*
—	—	—	—	—
—*	—*	—*	—*	—*
1.00	1.00	1.00	1.00	1.00
$1,727	$2,177	$ 376	$ 331	$ 405

0.08%	0.06%	0.09%	0.08%	0.11%
0.57	0.55	0.56	0.58	0.59
—	—	—	—	—
0.07	0.06	0.09	0.08	0.11
71

Harbor Fixed Income Funds
Notes to Financial Statements—October 31, 2015

(Currency in thousands)
Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an
72

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued

input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by each Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the
73

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–Quoted prices in active markets for identical securities.
Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the year, Harbor High-Yield Bond Fund and Harbor Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the year, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
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Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.
As of October 31, 2015, Harbor High-Yield Bond Fund had $4,150 in unfunded loan commitments outstanding.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
U.S. Government Securities
During the year, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Forward Commitments and When-Issued Securities
During the year, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or
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forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
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Note 2—Significant Accounting Policies—Continued
Sale-Buybacks
A “sale-buyback” transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the year ended October 31, 2015 was $140,187 at a weighted average interest rate of 0.141% for the Harbor Bond Fund and $51,754 at a weighted average interest rate of 0.281% for the Harbor Real Return Fund.
Short Sales
During the year, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on
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a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of
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the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2015 for Harbor Bond Fund and Harbor Real Return Fund was $262,584 and $1,400, respectively.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do
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not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Proceeds from Litigation
The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
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Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year. During the year ended October 31, 2015, Harbor Bond Fund and Harbor Real Return Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statements of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.
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New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 will also require additional disclosures for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for interim or annual periods beginning after December 15, 2014. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
Money Market Fund Reform
The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the Board of Trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating net asset value rounded to the fourth decimal place. “Government money market funds,” which are money market funds that limit their investments to cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully, are exempt from these requirements. These changes may affect the Harbor Money Market Fund’s investment strategies, operations and/or return potential and financial statements. At this time, management is evaluating the potential impact of these changes.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2015 are as follows:
	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Covertible Securities Fund	$ —	$ 309,371	$ —	$ 289,332
Harbor High-Yield Bond Fund	—	787,655	—	898,261
Harbor Bond Fund	23,305,156	1,035,049	22,570,636	1,678,772
Harbor Real Return Fund	1,016,322	30,457	1,044,809	35,453
82

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions—Continued
Written Options
Transactions in written options for the year ended October 31, 2015 are summarized as follows:
HARBOR BOND FUND
	Currency Options		Eurodollar Futures*		Swap Options
	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received
Options outstanding at beginning of year	351,600,000	$ 2,140	—	$ —	1,377,400,000	$ 6,479
Options opened	1,544,700,000	12,728	12,645	5,049	1,666,400,000	8,085
Options closed	(133,500,000)	(1,206)	—	—	(207,100,000)	(979)
Options exercised	(392,321,000)	(2,920)	(12,645)	(5,049)	(339,200,000)	(1,062)
Options expired	(1,070,779,000)	(7,445)	—	—	(1,225,200,000)	(5,624)
Open at 10/31/2015	299,700,000	$ 3,297	—	$ —	1,272,300,000	$ 6,899

	U.S. Government Obligation Options		U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received
Options outstanding at beginning of year	—	$ —	1,225	$ 309
Options opened	46,000,000	141	21,739	7,051
Options closed	—	—	(4,644)	(1,518)
Options exercised	—	—	(6,817)	(2,201)
Options expired	(32,000,000)	(110)	(11,035)	(3,424)
Open at 10/31/2015	14,000,000	$ 31	468	$ 217

*	Options in this category require periodic settlement of variation margin.
HARBOR REAL RETURN FUND
	British Pound Futures*		Currency Options		Eurodollar Futures
	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received
Options outstanding at beginning of year	—	$—	6,610,000	$ 71	—	$ —
Options opened	105	3	26,888,000	220	60	25
Options closed	—	—	(1,000,000)	(42)	—	—
Options exercised	—	—	(9,687,000)	(81)	(60)	(25)
Options expired	—	—	(20,031,000)	(129)	—	—
Open at 10/31/2015	105	$ 3	2,780,000	$ 39	—	$ —

	Swap Options		U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received	No. of Contracts/ Notional	Premiums Received
Options outstanding at beginning of year	42,600,000	$ 196	—	$ —
Options opened	123,900,000	855	122	62
Options closed	(61,900,000)	(392)	—	—
Options exercised	(8,500,000)	(24)	(42)	(18)
Options expired	(59,900,000)	(290)	(80)	(44)
Open at 10/31/2015	36,200,000	$ 345	—	$ —

*	Options in this category require periodic settlement of variation margin.
83

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Convertible Securities Fund	0.65%	0.65%
Harbor High-Yield Bond Fund	0.60 [a]	0.56
Harbor Bond Fund	0.48 [b]	0.44
Harbor Real Return Fund	0.48	0.48
Harbor Money Market Fund	0.20 [c]	0.18

a	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 29, 2016.
b	The Adviser has contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets greater than $3 billion through February 28, 2018.
c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 29, 2016.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Bond Fund limiting the operating expenses, excluding interest expense (if any), for the Fund to 0.51% for the Institutional Class and 0.76% for the Administrative Class. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Real Return Fund limiting the operating expenses, excluding interest expense (if any), for the Fund to 0.57% for the Institutional Class and 0.82% for the Administrative Class. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the operating expenses, excluding interest expense (if any), for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. These contractual expense limitations are effective March 1, 2015 through February 29, 2016. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the year ended October 31, 2015 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. For the period November 1, 2014 through December 31, 2014 Harbor Capital voluntarily agreed to limit the operating expenses, excluding interest expense (if any), for Harbor Bond Fund to 0.54% and 0.79% for the Institutional Class and Administrative Class, respectively.  For the period November 1, 2014 through February 28, 2015 Harbor Capital voluntarily agreed to limit the operating expenses, excluding interest expense (if any), for Harbor Real Return Fund to 0.60% and 0.85% for the Institutional Class and Administrative Class, respectively.  For the period January 1, 2015 through February 28, 2015 Harbor Capital voluntarily agreed to limit the operating expenses, excluding interest expense (if any), for Harbor Bond Fund to 0.51% and 0.76% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature;
84

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates—Continued
expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.065% of the average daily net assets of all Institutional shares
Administrative Class	0.065% of the average daily net assets of all Administrative shares
Investor Class	0.185% of the average daily net assets of all Investor shares

a	For the period November 1, 2014 through February 28, 2015, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.06% and 0.18% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On October 31, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	82,688	28,485	28,353	139,526	0.4%
Harbor High-Yield Bond Fund	59,443	5	12	59,460	0.0
Harbor Bond Fund	27,448	4	N/A	27,452	0.0
Harbor Real Return Fund	14,356	4	N/A	14,360	0.1
Harbor Money Market Fund	108,242,603	25,211	N/A	108,267,814	60.7
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $122 for the year ended October 31, 2015.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the
85

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates—Continued
Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2015 redemption fee proceeds are as follows:
Amount
Harbor Convertible Securities Fund	$ 1
Harbor High-Yield Bond Fund	16
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of swap agreement transactions, paydown reclasses, use of equilization and foreign currency transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2015 are as follows:
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Convertible Securities Fund	$ 4,566	$ (5,276)	$ 710
Harbor High-Yield Bond Fund	(1,667)	2	1,665
Harbor Bond Fund	39,753	(39,753)	—
Harbor Real Return Fund	4,096	(4,096)	—
Harbor Money Market Fund	—	—	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2015			As of October 31, 2014
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Convertible Securities Fund	$ 9,743	$10,903	$ 20,646	$ 5,417	$ 2,585	$ 8,002
Harbor High-Yield Bond Fund	97,007	27,798	124,805	106,741	43,587	150,328
Harbor Bond Fund	128,747	30,024	158,771	178,632	—	178,632
Harbor Real Return Fund	11,457	—	11,457	13,496	3,106	16,602
Harbor Money Market Fund	133	—	133	95	—	95
86

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
NOTE 5—TAX INFORMATION—Continued
As of October 31, 2015, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Convertible Securities Fund	$ 4,086	$6,912	$ (7,809)
Harbor High-Yield Bond Fund	9,360	—	(72,144)
Harbor Bond Fund	79,806	—	(50,355)
Harbor Real Return Fund	1,892	—	(15,123)
Harbor Money Market Fund	39	—	—
At October 31, 2015, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryfoward
	Short-Term	Long- Term	Total
Harbor High-Yield Bond Fund	$5,801	$16,629	$22,430
Harbor Real Return Fund	—	20,325	20,325
The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2015 are as follows:
	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Convertible Securities Fund	$ 379,314	$12,240	$(20,048)	$ (7,808)
Harbor High-Yield Bond Fund*	1,628,653	23,512	(95,656)	(72,144)
Harbor Bond Fund	4,066,154	59,363	(71,816)	(12,453)
Harbor Real Return Fund*	197,359	975	(12,826)	(11,851)
Harbor Money Market Fund	191,621	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2015, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for these Funds.
87

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 6—Derivatives—Continued
Derivative Instruments
At October 31, 2015, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (purchased options)	$ 3,938	$ —	$ —	$ 3,938
Unrealized appreciation on open forward currency contracts	—	45,795	—	45,795
Unrealized appreciation on OTC swap agreements[b]	1,456	—	1,075	2,531
Variation margin on centrally cleared swap agreements[a,b]	2,931	—	1,253	4,184
Variation margin on options and futures contracts (futures)[a]	5,695	—	—	5,695
Variation margin on options on futures contracts (options)[a]	15	—	—	15
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(19,292)	$ —	(19,292)
Unrealized depreciation on OTC swap agreements[b]	—	—	(2,591)	(2,591)
Variation margin on centrally cleared swap agreements[a,b]	(45,840)	—	—	(45,840)
Variation margin on options and futures contracts (futures)[a]	(11,537)	—	—	(11,537)
Variation margin on options and futures contracts (options)[a]	—	—	—	—
Written options, at value	(3,685)	(1,200)	—	(4,885)
HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (purchased options)	$ 147	$ —	$—	$ 147
Unrealized appreciation on open forward currency contracts	—	569	—	569
Unrealized appreciation on OTC swap agreements[b]	170	—	61	231
Variation margin on centrally cleared swap agreements[a,b]	10	—	—	10
Variation margin on options and futures contracts (futures)[a]	21		—	21
Variation margin on options on futures contracts (options)[a]	11	—	—	11
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(824)	—	$ (824)
Unrealized depreciation on OTC swap agreements[b]	(2,295)	—	(5)	(2,300)
Variation margin on centrally cleared swap agreements[a,b]	(953)	—	—	(953)
Variation margin on options and futures contracts (futures)[a]	(79)	—	—	(79)
Variation margin on options and futures contracts (options)[a]	(2)			(2)
Written options, at value	(216)	(33)	—	(249)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $2,665 and $25 for Harbor Bond Fund and Harbor Real Return Fund, respectively.
88

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2015, were:
HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$ —	$121,045	$ —	$121,045
Futures contracts	27,908	—	—	27,908
Investments (purchased options)	(463)	18	—	(445)
Written options[a]	11,252	5,731	—	16,983
Swaps agreements	(5,618)	—	(15,734)	(21,352)
Net realized gain/(loss) on derivatives	$33,079	$126,794	$(15,734)	$144,139

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$ —	$(5,799)	$ —	$ (5,799)
Futures contracts	(12,278)	—	—	(12,278)
Investments (purchased options)	(1,991)	—	—	(1,991)
Written options	1,518	2,211	33	3,762
Swaps agreements	(47,615)	—	2,057	(45,558)
Change in unrealized appreciation/(depreciation) on derivatives	$(60,366)	$(3,588)	$2,090	$(61,864)
HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$ —	$6,602	$—	$ 6,602
Futures contracts	(184)	—	—	(184)
Investments (purchased options)	(171)	—	—	(171)
Written options[a]	268	112	53	433
Swaps agreements	(2,446)	—	27	(2,419)
Net realized gain/(loss) on derivatives	$(2,533)	$6,714	$ 80	$ 4,261

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$ —	$(3,078)	$ —	$(3,078)
Futures contracts	(190)	—	—	(190)
Investments (purchased options)	(61)	—	—	(61)
Written options	(5)	8	(30)	(27)
Swaps agreements	(900)	—	(22)	(922)
Change in unrealized appreciation/(depreciation) on derivatives	$(1,156)	$(3,070)	$(52)	$(4,278)

a	Net of currency gain of $178 for Harbor Bond Fund and net of currency gain of $5 for Harbor Real Return Fund.
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, the Funds may enter into Master Netting Agreements that govern the terms of certain transactions. Master Netting Agreements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Agreements are specific to the unique operations of different asset types, they allow a Fund to close out and net its
89

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Agreements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2015, the following Master Netting Agreements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of October 31, 2015, Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of October 31, 2015, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties. As of October 31, 2015, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2015:
HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	(Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
State Street Bank	$10,890	$—	$ —	$ —	$ 10,890	$(10,890)	$ —
Master Securities Forward Transactions Agreements
Goldman Sachs & Co.	—	—	—	(32,865)	(32,865)	—	(32,865)
Morgan Stanley & Co. International plc	—	—	(80,817)	—	(80,817)	—	(80,817)
Total Borrowings and Other Financing Transactions	$10,890	$—	$(80,817)	$(32,865)
HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	(Received)/ Pledged	Net Exposure
Global/Master Repurchase Agreement
Citigroup Global Markets, Inc.	$400	$—	$ —	$ —	$ 400	$(400)	$ —
State Street Bank	486	—	—	—	486	(486)	—
Master Securities Forward Transactions Agreements
Barclays Bank plc	—	—	(48,793)	—	(48,793)	—	(48,793)
Morgan Stanley & Co. Inc.	—	—	(3,028)	(692)	(3,720)	—	(3,720)
Total Borrowings and Other Financing Transactions	$886	$—	$(51,821)	$(692)
90

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
Harbor Bond Fund and Harbor Real Return Fund have not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of October 31, 2015.
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2015.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter
Bank of America NA	$ —	$ —	$ 1	$ 1	$ —	$ —	$ —	$ —	$ 1	$ —	$ 1
Barclays Bank plc	5,284	—	37	5,321	(3)	(4)	(291)	(298)	5,023	—	5,023
Barclays Capital	69	—	—	69	(74)	—	—	(74)	(5)	—	(5)
BNP Paribas SA	7,959	—	1,086	9,045	(427)	(98)	(46)	(571)	8,474	—	8,474
Citibank NA	2,161	—	433	2,594	(1,382)	(57)	(298)	(1,737)	857	—	857
Credit Suisse International	121	—	—	121	(454)	(350)	(4)	(808)	(687)	441	(246)
Deutsche Bank AG	8,166	—	617	8,783	(8,193)	(238)	(26)	(8,457)	326	—	326
Goldman Sachs Bank USA	4,684	965	25	5,674	(1,686)	(1,500)	—	(3,186)	2,488	—	2,488
Goldman Sachs International	—	—	48	48	—	—	(1,360)	(1,360)	(1,312)	1,312	—
HSBC Bank USA	9,066	—	—	9,066	(1,233)	—	—	(1,233)	7,833	—	7,833
HSBC Bank USA NA	—	—	225	225	—	(7)	(10)	(17)	208	—	208
JP Morgan Chase Bank	3,985	—	—	3,985	(580)	—	—	(580)	3,405	—	3,405
JP Morgan Chase Bank NA	907	492	1	1,400	(3,086)	(449)	(233)	(3,768)	(2,368)	—	(2,368)
Morgan Stanley Capital Services LLC	—	2,427	58	2,485	—	(2,049)	(323)	(2,372)	113	—	113
Royal Bank of Scotland plc	151	—	—	151	(142)	—	—	(142)	9	—	9
Société Générale	1,050	—	—	1,050	(1,189)	—	—	(1,189)	(139)	—	(139)
UBS AG	2,192	—	—	2,192	(843)	—	—	(843)	1,349	—	1,349
UBS AG Stamford	—	—	—	—	—	(6)	—	(6)	(6)	—	(6)
Total Over-the-Counter Exposure	$45,795	$3,884	$2,531	$52,210	$(19,292)	$(4,758)	$(2,591)	$(26,641)

*	Of the total collateral received and/or pledged listed in the table above, cash of $1,312 has been received as collateral.
HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter
Barclays Bank plc	$ —	$ —	$ 9	$ 9	$ —	$ —	$ (98)	$ (98)	$ (89)	$ —	$ (89)
Barclays Capital	—	—	—	—	(8)	—	—	(8)	(8)	—	(8)
BNP Paribas SA	—	—	43	43	(45)	—	(1,048)	(1,093)	(1,050)	1,050	—
Citibank NA	108	3	36	147	(422)	(4)	(5)	(431)	(284)	—	(284)
Credit Suisse International	4	—	16	20	(1)	(16)	(6)	(23)	(3)	—	(3)
Deutsche Bank AG	76	—	11	87	(30)	(11)	(479)	(520)	(433)	433	—
Goldman Sachs Bank USA	12	3	51	66	(126)	(89)	(169)	(384)	(318)	285	(33)
Goldman Sachs International	—	—	20	20	—	—	—	—	20	—	20
HSBC Bank USA	11	—	—	11	(103)	—	—	(103)	(92)	—	(92)
HSBC Bank USA NA	—	—	—	—	—	—	(127)	(127)	(127)	—	(127)
JP Morgan Chase Bank	339	—	—	339	(29)	—	—	(29)	310	—	310
JP Morgan Chase Bank NA	6	—	18	24	(33)	(48)	—	(81)	(57)	—	(57)
Morgan Stanley Capital Services LLC	—	141	23	164	—	(75)	—	(75)	89	145	234
Royal Bank of Scotland plc	—	—	—	—	—	(6)	(368)	(374)	(374)	—	(374)
Société Générale	—	—	—	—	(12)	—	—	(12)	(12)	—	(12)
91

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposure
Counterparty	Forward Currency Contracts	Purchased Options	Swap Agreements	Total Over-the- Counter	Forward Currency Contracts	Written Options	Swap Agreements	Total Over-the- Counter
UBS AG	$ 13	$ —	$ —	$ 13	$ (15)	$ —	$ —	$ (15)	$ (2)	$ —	$ (2)
UBS AG Stamford	—	—	4	4	—	—	—	—	4	—	4
Total Over-the-Counter Exposure	$569	$147	$231	$947	$(824)	$(249)	$(2,300)	$(3,373)

*	Of the total collateral received and/or pledged listed in the table above, cash of $40 has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
92

Harbor Fixed Income Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (five of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2015, and the related statements of operations and cash flows (Harbor Real Return Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund of the Harbor Funds at October 31, 2015, the results of their operations and cash flows (Harbor Real Return Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2015
93

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Convertible Securities Fund
Institutional Class	0.75%
Actual		$3.74	$1,000	$ 977.50
Hypothetical (5% return)		3.82	1,000	1,021.33
Administrative Class	1.00%
Actual		$4.98	$1,000	$ 976.30
Hypothetical (5% return)		5.09	1,000	1,020.04
Investor Class	1.12%
Actual		$5.58	$1,000	$ 975.80
Hypothetical (5% return)		5.70	1,000	1,019.42
Harbor High-Yield Bond Fund
Institutional Class	0.65%
Actual		$3.23	$1,000	$ 968.90
Hypothetical (5% return)		3.31	1,000	1,021.85
Administrative Class	0.90%
Actual		$4.47	$1,000	$ 968.70
Hypothetical (5% return)		4.58	1,000	1,020.55
Investor Class	1.02%
Actual		$5.06	$1,000	$ 968.10
Hypothetical (5% return)		5.19	1,000	1,019.93
94

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Bond Fund
Institutional Class	0.52%
Actual		$2.61	$1,000	$ 991.70
Hypothetical (5% return)		2.65	1,000	1,022.52
Administrative Class	0.77%
Actual		$3.86	$1,000	$ 990.40
Hypothetical (5% return)		3.92	1,000	1,021.23
Harbor Real Return Fund
Institutional Class	0.58%
Actual		$2.87	$1,000	$ 966.60
Hypothetical (5% return)		2.96	1,000	1,022.21
Administrative Class	0.83%
Actual		$4.11	$1,000	$ 965.30
Hypothetical (5% return)		4.23	1,000	1,020.92
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.40
Hypothetical (5% return)		0.00	1,000	1,025.21

*	Reflective of all fee waivers and expense reimbursements.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
95

Harbor Fixed Income Funds
Additional Information (Unaudited)

Additional Tax Information
(Currency in thousands)
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2015:
Amount
Harbor Convertible Securities Fund	$11,222
Harbor High-Yield Bond Fund	27,798
Harbor Bond Fund	30,024
For the fiscal year ended October 31, 2015, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2015 will receive a Form 1099-DIV in January 2016 that will show the tax character of those distributions.
Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
96

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is:[Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).
Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None
Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None
Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007–2014).	28	Director of Noranda Aluminum Holdings Corp. (2007–2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None
97

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President (2014-Present), Compliance Director (2007-Present), Assistant Secretary (2006-Present), and Vice President (2007-2014) Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
98

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
99

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
100

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
101

Glossary—Continued

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
102

Glossary—Continued

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
103

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.FI.1015

Annual Report
October 31, 2015
Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	HARAX	HARBX	HARCX
Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX
Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX
Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX
Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX
Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX
Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX
Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX
Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX
Harbor Target Retirement 2055 Fund	HATRX	HATAX	HATTX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds
Annual Report Overview (Unaudited)

The Funds fiscal year ended October 31, 2015. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2015
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income Fund	0.46%	0.46%	0.46%
Harbor Target Retirement 2015 Fund	0.13	0.14	0.13
Harbor Target Retirement 2020 Fund	0.30	0.30	0.30
Harbor Target Retirement 2025 Fund	0.11	0.12	0.12
Harbor Target Retirement 2030 Fund	0.13	0.24	0.24
Harbor Target Retirement 2035 Fund	0.34	0.34	0.34
Harbor Target Retirement 2040 Fund	0.94	0.94	0.94
Harbor Target Retirement 2045 Fund	1.23	1.23	1.23
Harbor Target Retirement 2050 Fund	1.83	1.83	1.83
Harbor Target Retirement 2055 Fund	2.28	2.28	2.28

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2015
Barclays U.S. Aggregate Bond; domestic bonds	1.96%
MSCI EAFE (ND); international equity	-0.07
Russell 3000®; entire U.S. stock market	4.49
1

Harbor Target Retirement Funds
Annual Report Overview—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Year Ended October 31, 2015
EQUITY AND COMMODITY	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*
					Subsidized [b]	Unsubsidized [c]		Net	Gross
Harbor Capital Appreciation Fund	12.16%	15.79%	9.00%	11.54%	N/A	N/A	12/29/1987	0.66% [d]	0.68%
Harbor Mid Cap Growth Fund	1.55	12.26	8.49	3.40	N/A	N/A	11/01/2000	0.85	0.85
Harbor Small Cap Growth Fund	3.35	12.88	9.06	8.26	N/A	N/A	11/01/2000	0.84	0.84
Harbor Small Cap Growth Opportunities Fund	-3.78	N/A	N/A	2.06	N/A	N/A	02/01/2014	0.90 [e]	1.61
Harbor Large Cap Value Fund	7.29	14.30	7.10	9.80	N/A	N/A	12/29/1987	0.68 [e]	0.71
Harbor Mid Cap Value Fund	1.32	14.65	8.24	8.00	N/A	N/A	03/01/2002	0.90	0.90
Harbor Small Cap Value Fund	0.01	13.08	6.58	9.90	N/A	N/A	12/14/2001	0.85	0.85
Harbor International Fund	-1.48	4.26	6.36	11.07	N/A	N/A	12/29/1987	0.75 [d]	0.77
Harbor International Growth Fund	1.22	3.41	4.21	3.29	N/A	N/A	11/01/1993	0.85 [e]	0.89
Harbor Global Growth Fund	2.97	11.38	N/A	19.88	N/A	N/A	03/01/2009	0.90 [e]	1.09
Harbor Emerging Markets Equity Fund	-21.10	N/A	N/A	-10.95	N/A	N/A	11/01/2013	1.15 [e]	2.35
Harbor Commodity Real Return Strategy Fund	-28.36	-9.60	N/A	-8.26	N/A	N/A	09/02/2008	0.98 [e]	1.05
FIXED INCOME
Harbor Unconstrained Bond Fund	-2.61%	1.57%	N/A	2.17%	N/A	N/A	04/01/2010	1.05% [e]	1.35%
Harbor Convertible Securities Fund	0.72	N/A	N/A	4.60	N/A	N/A	05/01/2011	0.75	0.75
Harbor High-Yield Bond Fund	-0.79	5.05	6.31	7.19	N/A	N/A	12/01/2002	0.65 [d]	0.69
Harbor Bond Fund	1.32	2.87	5.52	7.33	N/A	N/A	12/29/1987	0.51 [e,f]	0.57
Harbor Real Return Fund	-3.32	1.36	N/A	4.00	N/A	N/A	12/01/2005	0.59 [e]	0.64
SHORT-TERM
Harbor Money Market Fund	0.08%	0.08%	1.36%	3.40%	0.10%	-0.52%	12/29/1987	0.28% [d,e]	0.31%

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Reflects reimbursements or waivers currently in effect.
c	Does not reflect reimbursements or waivers currently in effect.
d	Reflective of a contractual management fee waiver effective through February 29, 2016.
e	Reflective of an expense limitation agreement (excluding interest expense, if any) effective through February 29, 2016.
f	Reflective of a contractual management fee waiver effective through February 28, 2018.
2

Harbor Target Retirement Funds
Annual Report Overview—Continued

Target Asset Allocation
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.
Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.
HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF October 31, 2015
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity and Commodity
Harbor Capital Appreciation Fund	11%	11%	10%	9%	7%	6%	5%	4%	4%	3%
Harbor Mid Cap Growth Fund	6	6	5	4	4	3	2	2	2	1
Harbor Small Cap Growth Fund	5	5	4	4	3	3	2	2	2	1
Harbor Large Cap Value Fund	14	13	12	10	9	7	6	5	4	3
Harbor Mid Cap Value Fund	9	9	8	7	6	5	4	3	3	2
Harbor Small Cap Value Fund	6	6	5	5	4	3	3	3	2	1
Harbor International Fund	20	20	18	15	13	11	9	8	6	5
Harbor International Growth Fund	14	14	12	10	9	7	6	5	4	3
Harbor Global Growth Fund	5	4	4	4	3	3	2	2	2	1
Harbor Commodity Real Return Strategy Fund	3	3	4	4	5	5	4	3	1	0
Total Equity and Commodity	93	91	82	72	63	53	43	37	30	20
Fixed Income
Harbor Unconstrained Bond Fund	1%	1%	2%	3%	4%	5%	6%	6%	6%	6%
Harbor Convertible Securities Fund	0	0	0	0	1	4	4	4	0	0
Harbor High-Yield Bond Fund	3	4	7	10	12	14	16	15	12	11
Harbor Bond Fund	3	4	9	14	18	20	24	28	33	37
Harbor Real Return Fund	0	0	0	1	2	4	7	9	11	16
Total Fixed Income	7	9	18	28	37	47	57	62	62	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	1%	8%	10%
Total Short-Term	0	0	0	0	0	0	0	1	8	10
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
3

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4

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Returns of the Harbor Target Retirement Funds were modest in the fiscal year ended October 31, 2015 as positive returns in all domestic equity funds were partially offset by mixed returns in international equity and fixed income funds.
Harbor Target Retirement Funds
Returns of domestic equity funds were the major contributor to performance for the Harbor Target Retirement Funds in the fiscal year. The Harbor Target Retirement 2055 Fund with an equity and commodity allocation of 93% had a return of 2.28% for the fiscal year. The Harbor Target Retirement 2025 Fund with an equity and commodity allocation of 43% had a return of 0.11%. (All Harbor returns cited are for each Fund’s Institutional Class shares.)
Harbor Capital Appreciation and Harbor Large Cap Value Fund, the two domestic large cap funds, both turned in strong performances in fiscal 2015. Harbor Capital Appreciation Fund had a solid performance returning 12.16%, beating its Russell 1000® Growth Index benchmark by 298 basis points. A basis point is one-hundredth of one percentage point. Harbor Large Cap Value returned 7.29% which was 676 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor International Growth Fund posted a modest return of 1.22% in a challenging year for international stocks yet outperformed its MSCI All Country World except U.S. (ND) Index benchmark by 590 basis points.
Partially offsetting the solid performances noted above, the Harbor International Fund, which has the largest single weighting of any equity fund in the portfolios, had a weak performance in fiscal 2015 returning -1.48% and trailing the MSCI EAFE (ND) Index benchmark by 141 basis points. Harbor Bond Fund, with the largest fixed income component of the portfolios, had a return of 1.32%, lagging the Barclays U.S. Aggregate Bond Index by 64 basis points.
As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of the target retirement funds can be found in the pages preceding each Fund’s portfolio of investments.
	Returns For Periods Ended October 31, 2015
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market (entire U.S. stock market)	3.84%	13.83%	8.06%	10.70%
S&P 500 (large cap stocks)	5.20	14.33	7.85	10.84
Russell Midcap® (mid cap stocks)	2.77	13.91	8.85	12.16
Russell 2000® (small cap stocks)	0.34	12.06	7.47	9.60
Russell 3000® Growth	8.72	15.16	9.06	10.24
Russell 3000® Value	0.24	13.04	6.71	10.84
International & Global
MSCI EAFE (ND) (foreign stocks)	-0.07%	4.81%	4.05%	7.82%
MSCI World (ND) (global stocks)	1.77	9.15	5.79	8.76
MSCI All Country World (ND) (global stocks)	-0.03	7.68	5.67	N/A
MSCI Emerging Markets (ND) (emerging markets)	-14.53	-2.80	5.70	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM	-25.72%	-9.85%	-5.10%	N/A
Fixed Income
BofA Merrill Lynch U.S. High Yield (high-yield bonds)	-2.05%	6.01%	7.48%	N/A
Barclays U.S. Aggregate Bond (domestic bonds)	1.96	3.03	4.72	6.96
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.02	0.07	1.31	3.77
Barclays U.S. TIPS (inflation-linked bonds)	-1.42	2.06	4.17	N/A
Domestic Equity
Domestic equities had modest gains in fiscal 2015, following double-digit returns the previous fiscal year. Slowing growth in China, continued weakness in energy prices and concerns about when the Federal Reserve (Fed) would begin to raise short term interest rates weighed on the domestic equity markets. Despite economic concerns in many countries, the U.S. economy continued to be one of the strongest in the world. Some domestic market indices reached record levels earlier in the year only to experience a pullback in August and September before finishing the fiscal year with a strong rally in October.
The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 3.84% for the fiscal year ended October 31, 2015. The S & P 500, an index of larger companies, had a return of 5.20% in fiscal 2015, while the Russell 2000® Index, a small-company benchmark, had a return of 0.34%.
5

International and Global Equity
International equity markets produced flat to negative returns in fiscal 2015, reflecting concerns over weak economic growth in both developed and emerging markets. Slowing growth in China, the possible interest rate increase by the Fed and the strong U.S. dollar contributed to the weak market conditions.
The MSCI EAFE (ND) Index, an index of companies based in developed overseas markets, had a return of -0.07% for the fiscal year, the second consecutive fiscal year of modest negative returns. The strong U.S. dollar reduced MSCI EAFE (ND) returns by about 9% compared to local currency returns. The MSCI All Country World (ND) Index, a measure of global equities including the U.S., had a return of -0.03%. The MSCI Emerging Markets (ND) Index returned -14.53%. (All international and global returns are in U.S. dollars.)
Strategic Markets and Fixed Income
Broad measures of commodity prices fell in fiscal 2015 for the third consecutive fiscal year. The Bloomberg Commodity Index Total ReturnSM, an unmanaged index of futures contracts on a diversified group of physical commodities, had a return of -25.72%. Lower oil prices, weaker prices of other commodities and a strong U.S. dollar all contributed to the lower commodity returns.
Market volatility, lower oil prices, a strong U.S. dollar and divergences among policies of some major economies contributed to modest or negative returns in the major fixed income markets. The broad U.S. investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index, had a return of 1.96% for the fiscal year. Inflation-linked bonds, as measured by the Barclays U.S. TIPS Index, had a return of -1.42%. The BofA Merrill Lynch U.S. High Yield Index had a return of -2.05%. Money market investments produced barely positive returns as the Fed continued to hold the federal funds target rate at the 0.00%-to-0.25% range established in December 2008.
Consider Your Risk Tolerance and Keep a Long Term View
Volatility returned to equity and bond markets in 2015. Swift movements in the value of stocks and bonds can make even the most experienced investors uncomfortable. Markets are uncertain and can move quickly up or down. No one knows how equity or fixed income markets will perform in any short term period.
The recent market volatility is a good reminder for every investor to evaluate their risk tolerance. A diversified portfolio consistent with your risk tolerance and financial objectives can help you manage the uncertainty of the markets over the long term.
Harbor Funds always encourages investors to take a long term perspective with all investments. Harbor offers actively-managed equity, strategic markets and fixed income funds to help investors build a diversified portfolio to achieve their long term investment goals.
Thank you for your investment in Harbor Funds.

December 21, 2015

David G. Van Hooser
Chairman
6

Harbor Target Retirement Income Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Current income and some capital appreciation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement Income Fund recorded a return of 0.46% (Institutional, Administrative and Investor Classes) for the 12-months ended October 31, 2015. U.S. stocks, investment grade bonds and short-term money market securities provided positive contributions to Fund performance with mixed results from international equities and negative contributions from inflation-protected and high-yield bonds.
U.S. stock market exposure was a key source of returns for the Fund, as all underlying U.S. equity funds in the portfolio generated positive results. (All underlying fund returns cited are for the fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
7

Harbor Target Retirement Income Fund
Managers' Commentary—Continued

International stocks trailed U.S. equities over the 12-month period. The international equity funds held by the Fund generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the Fund’s portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 457 basis points. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned -3.32%, underperforming its Barclays U.S. TIPS Index benchmark by 1.90%. Harbor Money Market Fund returned 0.08%, beating its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index benchmark by 0.06%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
8

Harbor Target Retirement Income Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2600
Cusip	411511371
Ticker	HARAX
Inception Date	01/02/2009
Net Expense Ratio	0.60% [a]
Total Net Assets (000s)	$15,124

ADMINISTRATIVE CLASS
Fund #	2700
Cusip	411511363
Ticker	HARBX
Inception Date	01/02/2009
Net Expense Ratio	0.60% [a]
Total Net Assets (000s)	$15

INVESTOR CLASS
Fund #	2800
Cusip	411511355
Ticker	HARCX
Inception Date	01/02/2009
Net Expense Ratio	0.60% [a]
Total Net Assets (000s)	$15
Asset Allocation (% of investments)
Equity
Harbor International Fund	4.5%
Harbor International Growth Fund	3.1%
Harbor Large Cap Value Fund	3.0%
Harbor Capital Appreciation Fund	2.6%
Harbor Mid Cap Value Fund	2.0%
Harbor Small Cap Value Fund	1.4%
Harbor Mid Cap Growth Fund	1.3%
Harbor Small Cap Growth Fund	1.2%
Harbor Global Growth Fund	1.1%
Fixed Income
Harbor Bond Fund	37.1%
Harbor Real Return Fund	15.5%
Harbor High-Yield Bond Fund	11.0%
Harbor Unconstrained Bond Fund	6.2%
Short-Term
Harbor Money Market Fund	10.0%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
9

Harbor Target Retirement Income Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement Income Fund
Institutional Class	0.46%	4.14%	6.37%	01/02/2009	$15,250
Administrative Class	0.46	4.16	6.37	01/02/2009	15,251
Investor Class	0.46	4.16	6.37	01/02/2009	15,251
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.63% (Institutional Class), 0.88% (Administrative Class) and 1.00% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
10

Harbor Target Retirement Income Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY FUNDS—20.2%
Shares		Value (000s)
6,043	Harbor Capital Appreciation Fund	$394
20,247	Harbor Mid Cap Growth Fund	198
13,115	Harbor Small Cap Growth Fund	179
37,908	Harbor Large Cap Value Fund	461
14,621	Harbor Mid Cap Value Fund	296
8,346	Harbor Small Cap Value Fund	219
10,344	Harbor International Fund	679
37,421	Harbor International Growth Fund	476
7,581	Harbor Global Growth Fund	165
TOTAL HARBOR EQUITY FUNDS
(Cost $2,882)		3,067

HARBOR FIXED INCOME FUNDS—69.8%
93,227	Harbor Unconstrained Bond Fund	939
166,535	Harbor High-Yield Bond Fund	1,665
HARBOR FIXED INCOME FUNDS—Continued
Shares		Value (000s)
471,682	Harbor Bond Fund	$5,623
256,401	Harbor Real Return Fund	2,346
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $11,231)		10,573

SHORT-TERM INVESTMENTS—10.0%
(Cost $1,514)
1,513,922	Harbor Money Market Fund	1,514
TOTAL INVESTMENTS—100.0%
(Cost $15,627)		15,154
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$15,154
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Target Retirement 2015 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed-income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2015 Fund recorded returns of 0.13% (Institutional and Investor Classes) and 0.14% (Administrative Class) for the 12 months ended October 31, 2015. U.S. stocks, investment grade bonds and short-term money market securities provided positive contributions to Fund performance with mixed results from international equities and negative contributions from commodities, inflation-protected and high-yield bonds.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000®Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
12

Harbor Target Retirement 2015 Fund
Managers' Commentary—Continued

International stocks trailed U.S. equities over the 12-month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 4.57%. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned -3.32%, underperforming its Barclays U.S. TIPS Index benchmark by 1.90%. Harbor Money Market Fund returned 0.08%, beating its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index benchmark by 0.06%.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 2.64%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Target Retirement 2015 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2602
Cusip	411511314
Ticker	HARGX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$7,778

ADMINISTRATIVE CLASS
Fund #	2702
Cusip	411511298
Ticker	HARHX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$16

INVESTOR CLASS
Fund #	2802
Cusip	411511280
Ticker	HARIX
Inception Date	01/02/2009
Net Expense Ratio	0.63% [a]
Total Net Assets (000s)	$17
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	6.3%
Harbor International Growth Fund	4.4%
Harbor Large Cap Value Fund	4.3%
Harbor Capital Appreciation Fund	3.6%
Harbor Mid Cap Value Fund	2.7%
Harbor Small Cap Value Fund	2.0%
Harbor Mid Cap Growth Fund	1.8%
Harbor Commodity Real Return Strategy Fund	1.6%
Harbor Small Cap Growth Fund	1.6%
Harbor Global Growth Fund	1.5%
Fixed Income
Harbor Bond Fund	32.7%
Harbor High-Yield Bond Fund	12.3%
Harbor Real Return Fund	11.4%
Harbor Unconstrained Bond Fund	6.2%
Short-Term
Harbor Money Market Fund	7.6%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
14

Harbor Target Retirement 2015 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2015 Fund
Institutional Class	0.13%	4.95%	7.85%	01/02/2009	$16,757
Administrative Class	0.14	4.95	7.85	01/02/2009	16,758
Investor Class	0.13	4.95	7.85	01/02/2009	16,757
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Institutional Class), 0.90% (Administrative Class) and 1.02% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
15

Harbor Target Retirement 2015 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—29.8%
Shares		Value (000s)
4,348	Harbor Capital Appreciation Fund	$284
14,563	Harbor Mid Cap Growth Fund	142
9,335	Harbor Small Cap Growth Fund	127
27,367	Harbor Large Cap Value Fund	333
10,535	Harbor Mid Cap Value Fund	213
5,988	Harbor Small Cap Value Fund	157
7,471	Harbor International Fund	491
26,836	Harbor International Growth Fund	341
5,434	Harbor Global Growth Fund	119
31,916	Harbor Commodity Real Return Strategy Fund	123
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $2,331)		2,330

HARBOR FIXED INCOME FUNDS—62.6%
48,029	Harbor Unconstrained Bond Fund	484
96,546	Harbor High-Yield Bond Fund	965
HARBOR FIXED INCOME FUNDS—Continued
Shares		Value (000s)
214,182	Harbor Bond Fund	$2,553
96,965	Harbor Real Return Fund	887
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $5,133)		4,889

SHORT-TERM INVESTMENTS—7.6%
(Cost $592)
592,354	Harbor Money Market Fund	592
TOTAL INVESTMENTS—100.0%
(Cost $8,056)		7,811
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$7,811
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2020 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2020 Fund recorded a return of 0.30% (Institutional, Administrative and Investor Classes) for the 12 months ended October 31, 2015. U.S. stocks, investment grade bonds, convertible securities and short-term money market securities provided positive contributions to Fund performance with mixed results from international equities and negative contributions from commodities, inflation-protected and high-yield bonds.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
17

Harbor Target Retirement 2020 Fund
Managers' Commentary—Continued

International stocks trailed U.S. equities over the 12 month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 4.57%. Harbor Convertible Securities Fund returned 0.72%, outperforming its benchmark the BofA Merrill Lynch All US Convertibles Ex Mandatory Index by 1.12%. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned -3.32%, underperforming its Barclays U.S. TIPS Index benchmark by 1.90%. Harbor Money Market Fund returned 0.08%, beating its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index benchmark by 0.06%.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 2.64%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
18

Harbor Target Retirement 2020 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2603
Cusip	411511272
Ticker	HARJX
Inception Date	01/02/2009
Net Expense Ratio	0.69% [a]
Total Net Assets (000s)	$27,290

ADMINISTRATIVE CLASS
Fund #	2703
Cusip	411511264
Ticker	HARKX
Inception Date	01/02/2009
Net Expense Ratio	0.69% [a]
Total Net Assets (000s)	$17

INVESTOR CLASS
Fund #	2803
Cusip	411511256
Ticker	HARLX
Inception Date	01/02/2009
Net Expense Ratio	0.69% [a]
Total Net Assets (000s)	$17
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	7.6%
Harbor International Growth Fund	5.3%
Harbor Large Cap Value Fund	5.1%
Harbor Capital Appreciation Fund	4.4%
Harbor Mid Cap Value Fund	3.3%
Harbor Commodity Real Return Strategy Fund	2.8%
Harbor Small Cap Value Fund	2.4%
Harbor Mid Cap Growth Fund	2.2%
Harbor Small Cap Growth Fund	2.0%
Harbor Global Growth Fund	1.8%
Fixed Income
Harbor Bond Fund	27.5%
Harbor High-Yield Bond Fund	15.2%
Harbor Real Return Fund	8.8%
Harbor Unconstrained Bond Fund	6.2%
Harbor Convertible Securities Fund	4.0%
Short-Term
Harbor Money Market Fund	1.4%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
19

Harbor Target Retirement 2020 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2020 Fund
Institutional Class	0.30%	5.42%	8.48%	01/02/2009	$17,432
Administrative Class	0.30	5.42	8.48	01/02/2009	17,437
Investor Class	0.30	5.42	8.48	01/02/2009	17,435
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Institutional Class), 0.93% (Administrative Class) and 1.05% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
20

Harbor Target Retirement 2020 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—36.9%
Shares		Value (000s)
18,245	Harbor Capital Appreciation Fund	$1,191
62,041	Harbor Mid Cap Growth Fund	606
39,878	Harbor Small Cap Growth Fund	544
115,427	Harbor Large Cap Value Fund	1,404
44,813	Harbor Mid Cap Value Fund	908
25,468	Harbor Small Cap Value Fund	667
31,584	Harbor International Fund	2,074
113,702	Harbor International Growth Fund	1,445
22,982	Harbor Global Growth Fund	502
195,419	Harbor Commodity Real Return Strategy Fund	750
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $9,759)		10,091

HARBOR FIXED INCOME FUNDS—61.7%
168,122	Harbor Unconstrained Bond Fund	1,693
102,170	Harbor Convertible Securities Fund	1,086
HARBOR FIXED INCOME FUNDS—Continued
Shares		Value (000s)
414,358	Harbor High-Yield Bond Fund	$4,144
629,992	Harbor Bond Fund	7,509
264,398	Harbor Real Return Fund	2,419
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $17,828)		16,851

SHORT-TERM INVESTMENTS—1.4%
(Cost $382)
381,538	Harbor Money Market Fund	382
TOTAL INVESTMENTS—100.0%
(Cost $27,969)		27,324
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$27,324
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
21

Harbor Target Retirement 2025 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2025 Fund recorded returns of 0.11% (Institutional Class) and 0.12% (Administrative and Investor Classes) for the 12 months ended October 31, 2015. U.S. stocks, investment grade bonds and convertible securities provided positive contributions to Fund performance with mixed results from international equities and negative contributions from commodities, inflation-protected and high-yield bonds.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
22

Harbor Target Retirement 2025 Fund
Managers' Commentary—Continued

International stocks trailed U.S. equities over the 12 month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 4.57%. Harbor Convertible Securities Fund returned 0.72%, outperforming its benchmark the BofA Merrill Lynch All US Convertibles Ex Mandatory Index by 1.12%. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned -3.32%, underperforming its Barclays U.S. TIPS Index benchmark by 1.90%.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 2.64%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
23

Harbor Target Retirement 2025 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2604
Cusip	411511249
Ticker	HARMX
Inception Date	01/02/2009
Net Expense Ratio	0.71% [a]
Total Net Assets (000s)	$11,487

ADMINISTRATIVE CLASS
Fund #	2704
Cusip	411511231
Ticker	HARNX
Inception Date	01/02/2009
Net Expense Ratio	0.71% [a]
Total Net Assets (000s)	$18

INVESTOR CLASS
Fund #	2804
Cusip	411511223
Ticker	HAROX
Inception Date	01/02/2009
Net Expense Ratio	0.71% [a]
Total Net Assets (000s)	$18
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	8.7%
Harbor International Growth Fund	6.1%
Harbor Large Cap Value Fund	5.9%
Harbor Capital Appreciation Fund	5.0%
Harbor Commodity Real Return Strategy Fund	3.8%
Harbor Mid Cap Value Fund	3.8%
Harbor Small Cap Value Fund	2.8%
Harbor Mid Cap Growth Fund	2.5%
Harbor Small Cap Growth Fund	2.3%
Harbor Global Growth Fund	2.1%
Fixed Income
Harbor Bond Fund	24.1%
Harbor High-Yield Bond Fund	16.0%
Harbor Real Return Fund	6.6%
Harbor Unconstrained Bond Fund	5.7%
Harbor Convertible Securities Fund	4.6%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
24

Harbor Target Retirement 2025 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2025 Fund
Institutional Class	0.11%	5.74%	9.04%	01/02/2009	$18,059
Administrative Class	0.12	5.74	9.04	01/02/2009	18,060
Investor Class	0.12	5.74	9.04	01/02/2009	18,060
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class), 0.95% (Administrative Class) and 1.07% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
25

Harbor Target Retirement 2025 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—43.0%
Shares		Value (000s)
8,892	Harbor Capital Appreciation Fund	$580
29,868	Harbor Mid Cap Growth Fund	292
19,200	Harbor Small Cap Growth Fund	262
55,875	Harbor Large Cap Value Fund	679
21,629	Harbor Mid Cap Value Fund	438
12,374	Harbor Small Cap Value Fund	324
15,272	Harbor International Fund	1,003
54,905	Harbor International Growth Fund	698
11,167	Harbor Global Growth Fund	244
112,738	Harbor Commodity Real Return Strategy Fund	433
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $4,937)		4,953

HARBOR FIXED INCOME FUNDS—57.0%
Shares		Value (000s)
65,282	Harbor Unconstrained Bond Fund	$657
49,529	Harbor Convertible Securities Fund	526
184,786	Harbor High-Yield Bond Fund	1,848
232,679	Harbor Bond Fund	2,774
83,559	Harbor Real Return Fund	765
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $6,866)		6,570
TOTAL INVESTMENTS—100.0%
(Cost $11,803)		11,523
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$11,523
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Target Retirement 2030 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2030 Fund recorded returns of 0.13% (Institutional Class) and 0.24% (Administrative and Investor Classes) for the 12 months ended October 31, 2015. U.S. stocks, investment grade bonds and convertible securities provided positive contributions to Fund performance with mixed results from international equities and negative contributions from commodities, inflation-protected and high-yield bonds.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
27

Harbor Target Retirement 2030 Fund
Managers' Commentary—Continued

International stocks trailed U.S. equities over the 12 month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 4.57%. Harbor Convertible Securities Fund returned 0.72%, outperforming its benchmark the BofA Merrill Lynch All US Convertibles Ex Mandatory Index by 1.12%. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned -3.32%, underperforming its Barclays U.S. TIPS Index benchmark by 1.90%.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 2.64%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
28

Harbor Target Retirement 2030 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2605
Cusip	411512700
Ticker	HARPX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$25,084

ADMINISTRATIVE CLASS
Fund #	2705
Cusip	411512882
Ticker	HARQX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$19

INVESTOR CLASS
Fund #	2805
Cusip	411512809
Ticker	HARTX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$19
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	10.9%
Harbor International Growth Fund	7.6%
Harbor Large Cap Value Fund	7.4%
Harbor Capital Appreciation Fund	6.3%
Harbor Commodity Real Return Strategy Fund	4.7%
Harbor Mid Cap Value Fund	4.7%
Harbor Small Cap Value Fund	3.5%
Harbor Mid Cap Growth Fund	3.1%
Harbor Small Cap Growth Fund	2.8%
Harbor Global Growth Fund	2.7%
Fixed Income
Harbor Bond Fund	19.9%
Harbor High-Yield Bond Fund	14.4%
Harbor Unconstrained Bond Fund	4.6%
Harbor Convertible Securities Fund	3.7%
Harbor Real Return Fund	3.7%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
29

Harbor Target Retirement 2030 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2030 Fund
Institutional Class	0.13%	6.38%	9.77%	01/02/2009	$18,898
Administrative Class	0.24	6.39	9.77	01/02/2009	18,903
Investor Class	0.24	6.39	9.77	01/02/2009	18,903
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
30

Harbor Target Retirement 2030 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—53.7%
Shares		Value (000s)
24,275	Harbor Capital Appreciation Fund	$1,585
80,543	Harbor Mid Cap Growth Fund	786
51,923	Harbor Small Cap Growth Fund	709
152,639	Harbor Large Cap Value Fund	1,856
58,668	Harbor Mid Cap Value Fund	1,189
33,616	Harbor Small Cap Value Fund	881
41,752	Harbor International Fund	2,742
150,810	Harbor International Growth Fund	1,917
30,431	Harbor Global Growth Fund	664
304,194	Harbor Commodity Real Return Strategy Fund	1,168
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $12,569)		13,497

HARBOR FIXED INCOME FUNDS—46.3%
Shares		Value (000s)
114,979	Harbor Unconstrained Bond Fund	$1,158
87,884	Harbor Convertible Securities Fund	934
360,596	Harbor High-Yield Bond Fund	3,606
418,644	Harbor Bond Fund	4,990
102,443	Harbor Real Return Fund	937
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $12,224)		11,625
TOTAL INVESTMENTS—100.0%
(Cost $24,793)		25,122
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$25,122
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
31

Harbor Target Retirement 2035 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2035 Fund recorded a return of 0.34% (Institutional, Administrative and Investor Classes) for the 12 months ended October 31, 2015. U.S. stocks, investment grade bonds and convertible securities provided positive contributions to Fund performance with mixed results from international equities and negative contributions from commodities, inflation-protected and high-yield bonds.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
32

Harbor Target Retirement 2035 Fund
Managers' Commentary—Continued

International stocks trailed U.S. equities over the 12 month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 4.57%. Harbor Convertible Securities Fund returned 0.72%, outperforming its benchmark the BofA Merrill Lynch All US Convertibles Ex Mandatory Index by 1.12%. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned -3.32%, underperforming its Barclays U.S. TIPS Index benchmark by 1.90%.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 2.64%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor Target Retirement 2035 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2606
Cusip	411512106
Ticker	HARUX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$9,007

ADMINISTRATIVE CLASS
Fund #	2706
Cusip	411512304
Ticker	HARVX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$20

INVESTOR CLASS
Fund #	2806
Cusip	411512205
Ticker	HARWX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$19
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	12.9%
Harbor International Growth Fund	9.0%
Harbor Large Cap Value Fund	8.7%
Harbor Capital Appreciation Fund	7.4%
Harbor Mid Cap Value Fund	5.7%
Harbor Commodity Real Return Strategy Fund	5.0%
Harbor Small Cap Value Fund	4.2%
Harbor Mid Cap Growth Fund	3.8%
Harbor Small Cap Growth Fund	3.4%
Harbor Global Growth Fund	3.1%
Fixed Income
Harbor Bond Fund	18.1%
Harbor High-Yield Bond Fund	12.6%
Harbor Unconstrained Bond Fund	3.7%
Harbor Real Return Fund	1.7%
Harbor Convertible Securities Fund	0.7%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
34

Harbor Target Retirement 2035 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2035 Fund
Institutional Class	0.34%	7.11%	10.40%	01/02/2009	$19,656
Administrative Class	0.34	7.12	10.39	01/02/2009	19,646
Investor Class	0.34	7.12	10.39	01/02/2009	19,646
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.73% (Institutional Class), 0.98% (Administrative Class) and 1.10% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
35

Harbor Target Retirement 2035 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—63.2%
Shares		Value (000s)
10,245	Harbor Capital Appreciation Fund	$669
34,908	Harbor Mid Cap Growth Fund	341
22,864	Harbor Small Cap Growth Fund	312
64,912	Harbor Large Cap Value Fund	789
25,403	Harbor Mid Cap Value Fund	515
14,422	Harbor Small Cap Value Fund	378
17,754	Harbor International Fund	1,166
63,830	Harbor International Growth Fund	811
12,879	Harbor Global Growth Fund	281
117,796	Harbor Commodity Real Return Strategy Fund	452
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $5,823)		5,714

HARBOR FIXED INCOME FUNDS—36.8%
Shares		Value (000s)
33,124	Harbor Unconstrained Bond Fund	$334
6,121	Harbor Convertible Securities Fund	65
113,781	Harbor High-Yield Bond Fund	1,138
137,584	Harbor Bond Fund	1,640
16,966	Harbor Real Return Fund	155
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $3,470)		3,332
TOTAL INVESTMENTS—100.0%
(Cost $9,293)		9,046
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$9,046
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
36

Harbor Target Retirement 2040 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2040 Fund recorded a return of 0.94% (Institutional, Administrative and Investor Classes) for the 12 months ended October 31, 2015. U.S. stocks and investment grade bonds provided positive contributions to Fund performance with mixed results from international equities and negative contributions from commodities, inflation-protected and high-yield bonds.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
37

Harbor Target Retirement 2040 Fund
Managers' Commentary—Continued

International stocks trailed U.S. equities over the 12 month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 4.57%. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%. Harbor Real Return Fund, which invests primarily in inflation-indexed bonds, returned -3.32%, underperforming its Barclays U.S. TIPS Index benchmark by 1.90%.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 2.64%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
38

Harbor Target Retirement 2040 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2607
Cusip	411512403
Ticker	HARYX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$19,805

ADMINISTRATIVE CLASS
Fund #	2707
Cusip	411512601
Ticker	HARZX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$20

INVESTOR CLASS
Fund #	2807
Cusip	411512502
Ticker	HABBX
Inception Date	01/02/2009
Net Expense Ratio	0.74% [a]
Total Net Assets (000s)	$20
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	15.1%
Harbor International Growth Fund	10.5%
Harbor Large Cap Value Fund	10.2%
Harbor Capital Appreciation Fund	8.7%
Harbor Mid Cap Value Fund	6.6%
Harbor Small Cap Value Fund	4.9%
Harbor Mid Cap Growth Fund	4.4%
Harbor Commodity Real Return Strategy Fund	4.2%
Harbor Small Cap Growth Fund	4.0%
Harbor Global Growth Fund	3.7%
Fixed Income
Harbor Bond Fund	14.1%
Harbor High-Yield Bond Fund	9.7%
Harbor Unconstrained Bond Fund	2.8%
Harbor Real Return Fund	1.1%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
39

Harbor Target Retirement 2040 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2040 Fund
Institutional Class	0.94%	7.83%	11.01%	01/02/2009	$20,404
Administrative Class	0.94	7.83	11.02	01/02/2009	20,418
Investor Class	0.94	7.83	11.02	01/02/2009	20,418
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Institutional Class), 1.00% (Administrative Class) and 1.12% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
40

Harbor Target Retirement 2040 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—72.3%
Shares		Value (000s)
26,445	Harbor Capital Appreciation Fund	$1,726
89,917	Harbor Mid Cap Growth Fund	877
58,286	Harbor Small Cap Growth Fund	796
166,760	Harbor Large Cap Value Fund	2,028
64,942	Harbor Mid Cap Value Fund	1,316
37,043	Harbor Small Cap Value Fund	971
45,572	Harbor International Fund	2,993
163,741	Harbor International Growth Fund	2,081
33,209	Harbor Global Growth Fund	725
217,267	Harbor Commodity Real Return Strategy Fund	834
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $12,811)		14,347

HARBOR FIXED INCOME FUNDS—27.7%
Shares		Value (000s)
54,705	Harbor Unconstrained Bond Fund	$551
192,686	Harbor High-Yield Bond Fund	1,927
234,297	Harbor Bond Fund	2,793
24,841	Harbor Real Return Fund	227
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $5,776)		5,498
TOTAL INVESTMENTS—100.0%
(Cost $18,587)		19,845
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$19,845
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
41

Harbor Target Retirement 2045 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2045 Fund recorded a return of 1.23% (Institutional, Administrative and Investor Classes) for the 12 months ended October 31, 2015. U.S. stocks and investment grade bonds provided positive contributions to Fund performance with mixed results from international equities and negative contributions from high yield bonds and commodities.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
International stocks trailed U.S. equities over the 12 month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International
42

Harbor Target Retirement 2045 Fund
Managers' Commentary—Continued

Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 4.57%. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 2.64%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
43

Harbor Target Retirement 2045 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2608
Cusip	411511181
Ticker	HACCX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$5,523

ADMINISTRATIVE CLASS
Fund #	2708
Cusip	411511173
Ticker	HADDX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$21

INVESTOR CLASS
Fund #	2808
Cusip	411511165
Ticker	HAEEX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$21
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	17.4%
Harbor International Growth Fund	12.1%
Harbor Large Cap Value Fund	11.7%
Harbor Capital Appreciation Fund	10.1%
Harbor Mid Cap Value Fund	7.6%
Harbor Small Cap Value Fund	5.6%
Harbor Mid Cap Growth Fund	5.0%
Harbor Small Cap Growth Fund	4.5%
Harbor Global Growth Fund	4.2%
Harbor Commodity Real Return Strategy Fund	3.9%
Fixed Income
Harbor Bond Fund	9.0%
Harbor High-Yield Bond Fund	6.9%
Harbor Unconstrained Bond Fund	1.8%
Harbor Real Return Fund	0.2%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
44

Harbor Target Retirement 2045 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2045 Fund
Institutional Class	1.23%	8.46%	11.46%	01/02/2009	$20,978
Administrative Class	1.23	8.46	11.46	01/02/2009	20,979
Investor Class	1.23	8.46	11.46	01/02/2009	20,979
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
45

Harbor Target Retirement 2045 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—82.1%
Shares		Value (000s)
8,576	Harbor Capital Appreciation Fund	$560
28,722	Harbor Mid Cap Growth Fund	280
18,522	Harbor Small Cap Growth Fund	253
53,812	Harbor Large Cap Value Fund	654
20,771	Harbor Mid Cap Value Fund	421
11,816	Harbor Small Cap Value Fund	310
14,717	Harbor International Fund	966
52,967	Harbor International Growth Fund	673
10,751	Harbor Global Growth Fund	235
57,103	Harbor Commodity Real Return Strategy Fund	219
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $4,401)		4,571

HARBOR FIXED INCOME FUNDS—17.9%
Shares		Value (000s)
9,868	Harbor Unconstrained Bond Fund	$99
38,392	Harbor High-Yield Bond Fund	384
41,814	Harbor Bond Fund	499
1,313	Harbor Real Return Fund	12
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $1,033)		994
TOTAL INVESTMENTS—100.0%
(Cost $5,434)		5,565
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$5,565
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
46

Harbor Target Retirement 2050 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2050 Fund recorded a return of 1.83% (Institutional, Administrative and Investor Classes) for the 12 months ended October 31, 2015. U.S. stocks and investment grade bonds provided positive contributions to Fund performance with mixed results from international equities and negative contributions from high yield bonds and commodities.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000® Value Index benchmark by 6.76%. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89%. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap® Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000® Growth Index benchmark by 0.17%.
International stocks trailed U.S. equities over the 12 month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 1.41%. Harbor International
47

Harbor Target Retirement 2050 Fund
Managers' Commentary—Continued

Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 5.90%. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 3.00%.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 0.64% while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 4.57%. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 1.19%.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 2.64%.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
48

Harbor Target Retirement 2050 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2609
Cusip	411511157
Ticker	HAFFX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$19,221

ADMINISTRATIVE CLASS
Fund #	2709
Cusip	411511140
Ticker	HAGGX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$21

INVESTOR CLASS
Fund #	2809
Cusip	411511132
Ticker	HAHHX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$22
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	19.5%
Harbor International Growth Fund	13.7%
Harbor Large Cap Value Fund	13.2%
Harbor Capital Appreciation Fund	11.2%
Harbor Mid Cap Value Fund	8.6%
Harbor Small Cap Value Fund	6.3%
Harbor Mid Cap Growth Fund	5.7%
Harbor Small Cap Growth Fund	5.1%
Harbor Global Growth Fund	4.7%
Harbor Commodity Real Return Strategy Fund	3.2%
Fixed Income
Harbor Bond Fund	4.4%
Harbor High-Yield Bond Fund	3.5%
Harbor Unconstrained Bond Fund	0.9%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
49

Harbor Target Retirement 2050 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2050 Fund
Institutional Class	1.83%	9.03%	11.87%	01/02/2009	$21,519
Administrative Class	1.83	9.04	11.88	01/02/2009	21,529
Investor Class	1.83	9.04	11.88	01/02/2009	21,529
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	3.03%	4.29%	—	$13,319
MSCI EAFE (ND)	-0.07	4.81	8.49	—	17,452
Russell 3000®	4.49	14.14	15.69	—	27,067
As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
50

Harbor Target Retirement 2050 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—91.2%
Shares		Value (000s)
32,943	Harbor Capital Appreciation Fund	$2,150
112,742	Harbor Mid Cap Growth Fund	1,100
72,650	Harbor Small Cap Growth Fund	992
209,447	Harbor Large Cap Value Fund	2,547
81,481	Harbor Mid Cap Value Fund	1,652
46,132	Harbor Small Cap Value Fund	1,209
57,291	Harbor International Fund	3,762
206,882	Harbor International Growth Fund	2,630
41,613	Harbor Global Growth Fund	908
160,884	Harbor Commodity Real Return Strategy Fund	618
TOTAL HARBOR EQUITY AND COMMODITY FUNDS
(Cost $15,772)		17,568

HARBOR FIXED INCOME FUNDS—8.8%
Shares		Value (000s)
16,840	Harbor Unconstrained Bond Fund	$170
67,898	Harbor High-Yield Bond Fund	679
71,086	Harbor Bond Fund	847
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $1,766)		1,696
TOTAL INVESTMENTS—100.0%
(Cost $17,538)		19,264
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$19,264
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
51

Harbor Target Retirement 2055 Fund
Managers' Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2014
Paul C. Herbert, CFA
Since 2014
Linda M. Molenda
Since 2014
David G. Van Hooser
Since 2014
Harbor Capital has managed the Fund since 2014.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
Equity markets’ results varied for fiscal year ended October 31, 2015, with shares of U.S. companies outpacing those of non-U.S. companies. Investment-grade fixed income investments generally posted positive returns, while high yield fixed income securities generally declined. Commodity prices, in aggregate, were sharply lower.
The Russell 3000® Index, an index of U.S. stocks, gained 4.49% during the 12 month period. Large cap stocks performed the best, followed by mid caps and then small caps. Growth outperformed value in each of the three market cap segments. The S&P 500 Index, a measure of the U.S. large cap universe, returned 5.20% for the fiscal year. Performance among the index’s 10 economic sectors was mixed, with six sectors posting positive returns and four notching negative returns. Consumer Discretionary stocks led the gainers, climbing by more than 20%, followed by information technology stocks, which rose by 11%. Energy stocks declined the most, by 19% on average, as petroleum prices fell. Materials, telecommunication services, and utilities stocks were also in the red.
The MSCI EAFE (ND) Index, a measure of stocks in developed non-U.S. markets, was essentially flat for fiscal year 2015, delivering a return of -0.07%. The MSCI Emerging Markets (ND) Index, a measure of equities in emerging non-U.S. markets, recorded a return of -14.53%. (All international and global returns are in U.S. dollars.) Among the large developed non-U.S. equity markets, Japan had the strongest performance, gaining more than 9%. Australian equities were especially weak, losing nearly 19%. Sector performance in the developed overseas markets was broadly similar to that in the U.S: Performance was positive for six economic sectors and negative for four. Consumer staples stocks (10%), consumer discretionary stocks (9%) and information technology stocks (7%) had the largest gains, while energy (-21%) and materials (-12%) had the steepest declines.
Investments in the fixed-income markets were mixed for the period, and marked by bouts of risk aversion. Investment-grade U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96%, as on balance investors favored bonds perceived to be safer; the U.S. Federal Reserve remained on the sidelines; and inflation continued to be benign. Conversely, the BofA Merrill Lynch U.S. High Yield Index, comprised of speculative-grade bonds, registered a decline of -2.05%. As in the equity markets, bonds of energy and materials issuers delivered the largest negative performance.
For the fourth consecutive fiscal year, commodities posted a negative return. Commodity prices, as measured by the Bloomberg Commodity Index Total ReturnSM, declined by -25.72%.
Performance
Harbor Target Retirement 2055 Fund recorded a return of 2.28% (Institutional, Administrative and Investor Classes) for the 12 months ended October 31, 2015. U.S. stocks and investment grade bonds provided positive contributions to Fund performance with mixed results from international equities and negative contributions from high yield bonds and commodities.
U.S. stock market exposure was a key source of returns for the Fund, as all U.S. equity funds in the portfolio generated positive results. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Large cap equities provided the largest contribution to performance due to a large portfolio weight and positive returns. Harbor Capital Appreciation Fund returned 12.16%, the highest absolute return among all funds in the portfolio. It outperformed its benchmark, the Russell 1000® Growth Index, by 2.98%. Harbor Large Cap Value Fund returned 7.29%, outperforming its Russell 1000(R) Value Index benchmark by 6.76%s. Among funds focused primarily on mid and small cap value stocks, Harbor Mid Cap Value Fund returned 1.32%, beating its Russell Midcap® Value Index benchmark by 0.85%, while Harbor Small Cap Value Fund returned 0.01%, ahead of its benchmark, the Russell 2000® Value Index, by 2.89% basis points. Harbor Mid Cap Growth Fund returned 1.55%, lagging its benchmark, the Russell Midcap(R) Growth Index, by 3.39%, while Harbor Small Cap Growth Fund returned 3.35%, trailing its Russell 2000 Growth Index benchmark by 0.17%.
International stocks trailed U.S. equities over the 12 month period. The international equity funds held by the portfolio generated mixed results. Harbor International Fund returned -1.48%, underperforming its MSCI EAFE (ND) Index benchmark by 141 basis points. Harbor
52

Harbor Target Retirement 2055 Fund
Managers' Commentary—Continued

International Growth Fund returned 1.22%, beating its MSCI All Country World Ex U.S. (ND) Index benchmark by 590 basis points. Harbor Global Growth Fund, which invests in both U.S. and non-U.S. stocks, returned 2.97%, outperforming its benchmark, the MSCI All Country World (ND) Index, by 300 basis points.
Performance for the fixed-income funds in the portfolio was also divergent. Harbor Bond Fund posted a return of 1.32%, underperforming its Barclays U.S. Aggregate Bond Index benchmark by 64 basis points while Harbor Unconstrained Bond Fund returned -2.61%, trailing the same index by 457 basis points. Harbor High-Yield Bond Fund returned -0.79%, trailing its BofA Merrill Lynch U.S. Non-Distressed High Yield Index benchmark by 119 basis points.
Harbor Commodity Real Return Strategy Fund finished in negative territory, posting a return of -28.36%. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The Fund trailed its Bloomberg Commodity Index Total ReturnSM benchmark by 264 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
53

Harbor Target Retirement 2055 Fund
Fund Summary—October 31, 2015 (Unaudited)

INSTITUTIONAL CLASS
Fund #	2610
Cusip	411512635
Ticker	HATRX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$762

ADMINISTRATIVE CLASS
Fund #	2710
Cusip	411512627
Ticker	HATAX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$10

INVESTOR CLASS
Fund #	2810
Cusip	411512619
Ticker	HATTX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$10
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	20.0%
Harbor International Growth Fund	13.9%
Harbor Large Cap Value Fund	13.6%
Harbor Capital Appreciation Fund	11.5%
Harbor Mid Cap Value Fund	8.7%
Harbor Small Cap Value Fund	6.4%
Harbor Mid Cap Growth Fund	5.9%
Harbor Small Cap Growth Fund	5.2%
Harbor Global Growth Fund	4.9%
Harbor Commodity Real Return Strategy Fund	2.9%
Fixed Income
Harbor Bond Fund	3.4%
Harbor High-Yield Bond Fund	2.8%
Harbor Unconstrained Bond Fund	0.8%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
54

Harbor Target Retirement 2055 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 10/31/2015
TOTAL RETURNS For the periods ended 10/31/2015	1 Year	5 Years	Annualized	Inception Date	Final Value of a $10,000 Investment
			Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	2.28%	N/A	2.28%	11/01/2014	$10,228
Administrative Class	2.28	N/A	2.28	11/01/2014	10,228
Investor Class	2.28	N/A	2.28	11/01/2014	10,228
Comparative Indices
Barclays U.S. Aggregate Bond	1.96%	N/A	1.96%	—	$10,196
MSCI EAFE (ND)	-0.07	N/A	-0.07	—	9,993
Russell 3000®	4.49	N/A	4.49	—	10,449
As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.
55

Harbor Target Retirement 2055 Fund†
Portfolio of Investments—October 31, 2015

HARBOR EQUITY AND COMMODITY FUNDS—93.0%
Shares		Value (000s)
1,374	Harbor Capital Appreciation Fund	$90
4,682	Harbor Mid Cap Growth Fund	46
3,013	Harbor Small Cap Growth Fund	41
8,696	Harbor Large Cap Value Fund	106
3,384	Harbor Mid Cap Value Fund	68
1,919	Harbor Small Cap Value Fund	50
2,379	Harbor International Fund	156
8,582	Harbor International Growth Fund	109
1,729	Harbor Global Growth Fund	38
6,106	Harbor Commodity Real Return Strategy Fund	23
TOTAL HARBOR EQUITY FUNDS
(Cost $737)		727

HARBOR FIXED INCOME FUNDS—7.0%
Shares		Value (000s)
543	Harbor Unconstrained Bond Fund	$6
2,188	Harbor High-Yield Bond Fund	22
2,294	Harbor Bond Fund	27
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $55)		55
TOTAL INVESTMENTS—100.0%
(Cost $792)		782
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—[a]
TOTAL NET ASSETS—100.0%		$782
Fair Value Measurements
All holdings at October 31, 2015 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2015 or 2014, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2055 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.
56

Harbor Target Retirement Funds
Statements of Assets and Liabilities—October 31, 2015

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$15,627	$8,056	$27,969	$11,803	$24,793	$9,293	$18,587	$5,434	$17,538	$ 792
Investments in affiliated funds, at value	$15,154	$7,811	$27,324	$11,523	$25,122	$9,046	$19,845	$5,565	$19,264	$ 782
Receivables for:
Investments in affiliated funds sold	—	—	133	—	—	—	—	—	—	—
Capital shares sold	6	5	22	13	27	12	24	10	22	3
Total Assets	15,160	7,816	27,479	11,536	25,149	9,058	19,869	5,575	19,286	785
LIABILITIES
Payables for:
Investments in affiliated funds purchased	6	5	—	13	24	9	9	9	22	3
Capital shares reacquired	—	—	155	—	3	3	15	1	—	—
Total Liabilities	6	5	155	13	27	12	24	10	22	3
NET ASSETS	$15,154	$7,811	$27,324	$11,523	$25,122	$9,046	$19,845	$5,565	$19,264	$ 782
Net Assets Consist of:
Paid-in capital	$15,267	$7,946	$26,349	$11,374	$23,366	$8,927	$17,294	$5,182	$15,692	$ 791
Accumulated undistributed net investment income/(loss)	18	115	346	137	271	84	138	24	60	1
Accumulated net realized gain/(loss)	342	(5)	1,274	292	1,156	282	1,155	228	1,786	—
Unrealized appreciation/(depreciation) of investments	(473)	(245)	(645)	(280)	329	(247)	1,258	131	1,726	(10)
	$15,154	$7,811	$27,324	$11,523	$25,122	$9,046	$19,845	$5,565	$19,264	$ 782
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$15,124	$7,778	$27,290	$11,487	$25,084	$9,007	$19,805	$5,523	$19,221	$ 762
Shares of beneficial interest[1]	1,645	722	2,745	932	2,730	664	2,189	387	1,850	76
Net asset value per share[2]	$ 9.19	$10.77	$ 9.94	$ 12.32	$ 9.19	$13.56	$ 9.05	$14.25	$ 10.39	$10.08
Administrative Class
Net assets	$ 15	$ 16	$ 17	$ 18	$ 19	$ 20	$ 20	$ 21	$ 21	$ 10
Shares of beneficial interest[1]	2	1	2	1	2	1	2	1	2	1
Net asset value per share[2]	$ 9.19	$10.77	$ 9.94	$ 12.32	$ 9.19	$13.55	$ 9.06	$14.25	$ 10.40	$10.08
Investor Class
Net assets	$ 15	$ 17	$ 17	$ 18	$ 19	$ 19	$ 20	$ 21	$ 22	$ 10
Shares of beneficial interest[1]	2	1	2	1	2	1	2	1	2	1
Net asset value per share[2]	$ 9.19	$10.77	$ 9.94	$ 12.32	$ 9.19	$13.55	$ 9.06	$14.25	$ 10.40	$10.08

1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement Funds
Statements of Operations—Year Ended October 31, 2015

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$ 578	$ 331	$ 922	$ 328	$ 662	$ 194	$ 385	$ 77	$ 275	$ 2
Total Investment Income	578	331	922	328	662	194	385	77	275	2
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net expenses	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	578	331	922	328	662	194	385	77	275	2
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	178	(66)	927	164	683	118	651	94	1,108	(3)
Distributions received from affiliated funds	264	216	656	256	686	246	655	167	841	3
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	(904)	(436)	(2,384)	(755)	(1,963)	(548)	(1,531)	(309)	(1,908)	(10)
Net gain/(loss) on investment transactions	(462)	(286)	(801)	(335)	(594)	(184)	(225)	(48)	41	(10)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 116	$ 45	$ 121	$ (7)	$ 68	$ 10	$ 160	$ 29	$ 316	$ (8)

a	Rounds to less than $1,000.
The accompanying notes are an integral part of the Financial Statements.

58

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 578	$ 328	$ 331	$ 263	$ 922	$ 637	$ 328	$ 213
Net realized gain/(loss) on sale of affiliated funds	178	290	(66)	377	927	641	164	440
Realized gain distributions received from affiliated funds	264	259	216	238	656	582	256	204
Change in net unrealized appreciation/(depreciation) on affiliated funds	(904)	(208)	(436)	(312)	(2,384)	(427)	(755)	(304)
Net increase/(decrease) in assets resulting from operations	116	669	45	566	121	1,433	(7)	553
Distributions to Shareholders
Net investment income:
Institutional Class	(607)	(432)	(373)	(327)	(972)	(783)	(327)	(247)
Administrative Class	(1)	—	—	—	(1)	(1)	—	(1)
Investor Class	(1)	(1)	(1)	—	—	—	(1)	—
Net realized gain on investments:
Institutional Class	(442)	(335)	(512)	(428)	(1,066)	(957)	(607)	(201)
Administrative Class	—	—	(1)	(1)	(1)	—	(1)	—
Investor Class	(1)	—	(1)	(1)	—	—	(1)	—
Total distributions to shareholders	(1,052)	(768)	(888)	(757)	(2,040)	(1,741)	(937)	(449)
Net Increase/(Decrease) Derived from Capital Share Transactions	(1,350)	2,000	(2,580)	739	(1,916)	4,037	1,819	1,782
Net increase/(decrease) in net assets	(2,286)	1,901	(3,423)	548	(3,835)	3,729	875	1,886
Net Assets
Beginning of period	17,440	15,539	11,234	10,686	31,159	27,430	10,648	8,762
End of period*	$15,154	$17,440	$ 7,811	$11,234	$27,324	$31,159	$11,523	$10,648
* Includes accumulated undistributed net investment income/(loss) of:	$ 18	$ 15	$ 115	$ 132	$ 346	$ 319	$ 137	$107

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014[a] through October 31, 2015

$ 662	$ 486	$ 194	$ 115	$ 385	$ 302	$ 77	$ 53	$ 275	$ 240	$ 2
683	1,045	118	427	651	886	94	141	1,108	1,309	(3)
686	580	246	143	655	530	167	113	841	659	3
(1,963)	(760)	(548)	(348)	(1,531)	(474)	(309)	(51)	(1,908)	(733)	(10)
68	1,351	10	337	160	1,244	29	256	316	1,475	(8)

(687)	(618)	(192)	(121)	(422)	(413)	(83)	(72)	(340)	(381)	(1)
(1)	(1)	(1)	(1)	(1)	—	—	(1)	(1)	(1)	—
(1)	—	—	(1)	—	—	—	(1)	—	—	—

(1,450)	(1,098)	(547)	(52)	(1,261)	(1,030)	(230)	(93)	(1,784)	(1,100)	—
(1)	—	(2)	—	(1)	(1)	(1)	—	(2)	(1)	—
(1)	(1)	(1)	—	(1)	(1)	(1)	(1)	(2)	(1)	—
(2,141)	(1,718)	(743)	(175)	(1,686)	(1,445)	(315)	(168)	(2,129)	(1,484)	(1)
2,430	1,102	2,032	2,151	2,398	1,173	1,570	814	601	1,276	791
357	735	1,299	2,313	872	972	1,284	902	(1,212)	1,267	782

24,765	24,030	7,747	5,434	18,973	18,001	4,281	3,379	20,476	19,209	—
$25,122	$24,765	$9,046	$7,747	$19,845	$18,973	$5,565	$4,281	$19,264	$20,476	$782
$ 271	$ 222	$ 84	$ 57	$ 138	$ 110	$ 24	$ 14	$ 60	$ 47	$ 1
60

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 2,095	$ 4,009	$ 1,292	$ 4,879	$ 5,101	$ 7,349	$ 2,916	$ 4,116
Reinvested distributions	1,049	765	885	755	2,038	1,739	933	448
Cost of shares reacquired	(4,496)	(2,775)	(4,759)	(4,897)	(9,056)	(5,052)	(2,033)	(2,783)
Net increase/(decrease) in net assets	$(1,352)	$ 1,999	$(2,582)	$ 737	$(1,917)	$ 4,036	$ 1,816	$ 1,781
Administrative Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	1	—	1	1	1	1	1	1
Net increase/(decrease) in net assets	$ 1	$ —	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1
Investor Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	1	1	1	1	—	—	2	—
Net increase/(decrease) in net assets	$ 1	$ 1	$ 1	$ 1	$ —	$ —	$ 2	$ —
SHARES
Institutional Class
Shares sold	224	413	117	417	506	694	232	309
Shares issued due to reinvestment of distributions	114	80	83	67	207	171	76	35
Shares reacquired	(478)	(285)	(437)	(423)	(895)	(481)	(164)	(206)
Net increase/(decrease) in shares outstanding	(140)	208	(237)	61	(182)	384	144	138
Beginning of period	1,785	1,577	959	898	2,927	2,543	788	650
End of period	1,645	1,785	722	959	2,745	2,927	932	788
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	1	—	—	—	1	—	—
Net increase/(decrease) in shares outstanding	—	1	—	—	—	1	—	—
Beginning of period	2	1	1	1	2	1	1	1
End of period	2	2	1	1	2	2	1	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	1	—	—	—	1	—	—
Net increase/(decrease) in shares outstanding	—	1	—	—	—	1	—	—
Beginning of period	2	1	1	1	2	1	1	1
End of period	2	2	1	1	2	2	1	1

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

61

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014 through October 31, 2015	November 1, 2013 through October 31, 2014	November 1, 2014[a] through October 31, 2015

$ 5,213	$ 4,596	$ 2,899	$ 4,352	$ 3,865	$ 3,175	$1,953	$1,338	$ 3,359	$ 4,016	$833
2,137	1,716	739	173	1,683	1,442	312	165	2,124	1,481	1
(4,923)	(5,212)	(1,609)	(2,376)	(3,153)	(3,446)	(697)	(691)	(4,886)	(4,223)	(63)
$ 2,427	$ 1,100	$ 2,029	$ 2,149	$ 2,395	$ 1,171	$1,568	$ 812	$ 597	$ 1,274	$771

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10
2	1	2	1	2	1	1	1	2	1	—
$ 2	$ 1	$ 2	$ 1	$ 2	$ 1	$ 1	$ 1	$ 2	$ 1	$ 10

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10
1	1	1	1	1	1	1	1	2	1	—
$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 2	$ 1	$ 10

558	461	210	294	420	324	135	89	317	355	82
234	179	55	12	188	155	22	11	208	138	—
(527)	(523)	(118)	(161)	(343)	(350)	(49)	(46)	(467)	(374)	(6)
265	117	147	145	265	129	108	54	58	119	76
2,465	2,348	517	372	1,924	1,795	279	225	1,792	1,673	—
2,730	2,465	664	517	2,189	1,924	387	279	1,850	1,792	76

—	—	—	—	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	1
2	2	1	1	2	2	1	1	2	2	—
2	2	1	1	2	2	1	1	2	2	1

—	—	—	—	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	1
2	2	1	1	2	2	1	1	2	2	—
2	2	1	1	2	2	1	1	2	2	1
62

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 9.75	$ 9.83	$ 9.95	$ 10.14	$ 11.38
Income from Investment Operations
Net investment income/(loss)[a]	0.34 [c]	0.22	0.23	0.23	0.30
Net realized and unrealized gains/(losses) on investments	(0.30)	0.19	0.20	0.61	(0.08)
Total from investment operations	0.04	0.41	0.43	0.84	0.22
Less Distributions
Dividends from net investment income	(0.35)	(0.28)	(0.38)	(0.31)	(0.51)
Distributions from net realized capital gains[1]	(0.25)	(0.21)	(0.17)	(0.72)	(0.95)
Total distributions	(0.60)	(0.49)	(0.55)	(1.03)	(1.46)
Net asset value end of period	9.19	9.75	9.83	9.95	10.14
Net assets end of period (000s)	$15,124	$17,410	$15,510	$16,383	$15,920
Ratios and Supplemental Data (%)
Total return[b]	0.46%	4.32%	4.49%	9.23%	2.44%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	3.57	2.14	2.36	2.26	2.51
Portfolio turnover[3]	24	20	28	21	42

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 11.68	$ 11.87	$ 11.52	$ 11.47	$ 12.26
Income from Investment Operations
Net investment income/(loss)[a]	0.36 [c]	0.24	0.28	0.29	0.31
Net realized and unrealized gains/(losses) on investments	(0.35)	0.29	0.60	0.69	—*
Total from investment operations	0.01	0.53	0.88	0.98	0.31
Less Distributions
Dividends from net investment income	(0.39)	(0.31)	(0.44)	(0.36)	(0.47)
Distributions from net realized capital gains[1]	(0.53)	(0.41)	(0.09)	(0.57)	(0.63)
Total distributions	(0.92)	(0.72)	(0.53)	(0.93)	(1.10)
Net asset value end of period	10.77	11.68	11.87	11.52	11.47
Net assets end of period (000s)	$ 7,778	$11,200	$10,654	$10,832	$10,576
Ratios and Supplemental Data (%)
Total return[b]	0.13%	4.73%	7.89%	9.49%	2.76%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	3.26	2.08	2.43	2.14	2.77
Portfolio turnover[3]	26	38	48	50	57
See page 71 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$ 9.75	$ 9.83	$ 9.95	$10.13	$11.37	$ 9.75	$ 9.83	$ 9.95	$10.13	$11.37

0.32 [c]	0.21	0.24	0.23	0.30	0.33 [c]	0.21	0.24	0.23	0.30
(0.28)	0.20	0.19	0.62	(0.08)	(0.29)	0.20	0.19	0.62	(0.08)
0.04	0.41	0.43	0.85	0.22	0.04	0.41	0.43	0.85	0.22

(0.35)	(0.28)	(0.38)	(0.31)	(0.51)	(0.35)	(0.28)	(0.38)	(0.31)	(0.51)
(0.25)	(0.21)	(0.17)	(0.72)	(0.95)	(0.25)	(0.21)	(0.17)	(0.72)	(0.95)
(0.60)	(0.49)	(0.55)	(1.03)	(1.46)	(0.60)	(0.49)	(0.55)	(1.03)	(1.46)
9.19	9.75	9.83	9.95	10.13	9.19	9.75	9.83	9.95	10.13
$ 15	$ 15	$ 14	$ 14	$ 13	$ 15	$ 15	$ 15	$ 14	$ 13

0.46%	4.32%	4.49%	9.34%	2.43%	0.46%	4.32%	4.49%	9.34%	2.42%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
3.46	2.12	2.35	2.24	2.50	3.47	2.12	2.35	2.24	2.50
24	20	28	21	42	24	20	28	21	42

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$11.68	$11.87	$11.52	$11.47	$12.26	$11.68	$11.87	$11.52	$11.47	$12.26

0.34 [c]	0.23	0.27	0.24	0.32	0.34 [c]	0.23	0.27	0.24	0.32
(0.33)	0.30	0.61	0.74	(0.01)	(0.33)	0.30	0.61	0.74	(0.01)
0.01	0.53	0.88	0.98	0.31	0.01	0.53	0.88	0.98	0.31

(0.39)	(0.31)	(0.44)	(0.36)	(0.47)	(0.39)	(0.31)	(0.44)	(0.36)	(0.47)
(0.53)	(0.41)	(0.09)	(0.57)	(0.63)	(0.53)	(0.41)	(0.09)	(0.57)	(0.63)
(0.92)	(0.72)	(0.53)	(0.93)	(1.10)	(0.92)	(0.72)	(0.53)	(0.93)	(1.10)
10.77	11.68	11.87	11.52	11.47	10.77	11.68	11.87	11.52	11.47
$ 16	$ 17	$ 16	$ 15	$ 14	$ 17	$ 17	$ 16	$ 15	$ 14

0.14%	4.73%	7.89%	9.49%	2.76%	0.13%	4.73%	7.89%	9.49%	2.76%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
3.12	2.06	2.40	2.21	2.70	3.12	2.06	2.40	2.21	2.70
26	38	48	50	57	26	38	48	50	57
64

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 10.63	$ 10.78	$ 10.43	$ 10.92	$ 12.15
Income from Investment Operations
Net investment income/(loss)[a]	0.32 [c]	0.23	0.26	0.25	0.34
Net realized and unrealized gains/(losses) on investments	(0.30)	0.29	0.68	0.64	(0.02)
Total from investment operations	0.02	0.52	0.94	0.89	0.32
Less Distributions
Dividends from net investment income	(0.34)	(0.30)	(0.40)	(0.32)	(0.50)
Distributions from net realized capital gains[1]	(0.37)	(0.37)	(0.19)	(1.06)	(1.05)
Total distributions	(0.71)	(0.67)	(0.59)	(1.38)	(1.55)
Net asset value end of period	9.94	10.63	10.78	10.43	10.92
Net assets end of period (000s)	$27,290	$31,124	$27,397	$28,353	$25,646
Ratios and Supplemental Data (%)
Total return[b]	0.30%	5.06%	9.43%	9.71%	2.91%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	3.19	2.18	2.56	2.25	2.76
Portfolio turnover[3]	28	19	36	22	48

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 13.48	$ 13.44	$ 12.69	$ 12.50	$ 13.10
Income from Investment Operations
Net investment income/(loss)[a]	0.37 [c]	0.29	0.34	0.27	0.36
Net realized and unrealized gains/(losses) on investments	(0.36)	0.40	1.04	0.81	(0.02)
Total from investment operations	0.01	0.69	1.38	1.08	0.34
Less Distributions
Dividends from net investment income	(0.41)	(0.36)	(0.45)	(0.32)	(0.47)
Distributions from net realized capital gains[1]	(0.76)	(0.29)	(0.18)	(0.57)	(0.47)
Total distributions	(1.17)	(0.65)	(0.63)	(0.89)	(0.94)
Net asset value end of period	12.32	13.48	13.44	12.69	12.50
Net assets end of period (000s)	$11,487	$10,612	$ 8,728	$ 7,204	$ 5,683
Ratios and Supplemental Data (%)
Total return[b]	0.11%	5.37%	11.33%	9.62%	2.69%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.91	2.06	2.44	2.18	2.59
Portfolio turnover[3]	25	33	32	30	41
See page 71 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$10.63	$10.77	$10.42	$10.91	$12.15	$10.63	$10.77	$10.43	$10.92	$12.15

0.31 [c]	0.23	0.26	0.23	0.33	0.31 [c]	0.23	0.26	0.23	0.33
(0.29)	0.30	0.68	0.66	(0.02)	(0.29)	0.30	0.67	0.66	(0.01)
0.02	0.53	0.94	0.89	0.31	0.02	0.53	0.93	0.89	0.32

(0.34)	(0.30)	(0.40)	(0.32)	(0.50)	(0.34)	(0.30)	(0.40)	(0.32)	(0.50)
(0.37)	(0.37)	(0.19)	(1.06)	(1.05)	(0.37)	(0.37)	(0.19)	(1.06)	(1.05)
(0.71)	(0.67)	(0.59)	(1.38)	(1.55)	(0.71)	(0.67)	(0.59)	(1.38)	(1.55)
9.94	10.63	10.77	10.42	10.91	9.94	10.63	10.77	10.43	10.92
$ 17	$ 17	$ 16	$ 15	$ 14	$ 17	$ 18	$ 17	$ 15	$ 14

0.30%	5.16%	9.44%	9.72%	2.82%	0.30%	5.16%	9.34%	9.71%	2.91%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
3.11	2.17	2.50	2.25	2.75	3.11	2.17	2.50	2.25	2.75
28	19	36	22	48	28	19	36	22	48

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$13.48	$13.44	$12.69	$12.50	$13.10	$13.48	$13.44	$12.69	$12.50	$13.10

0.37 [c]	0.28	0.32	0.26	0.34	0.37 [c]	0.28	0.32	0.26	0.34
(0.36)	0.41	1.06	0.82	—*	(0.36)	0.41	1.06	0.82	—*
0.01	0.69	1.38	1.08	0.34	0.01	0.69	1.38	1.08	0.34

(0.41)	(0.36)	(0.45)	(0.32)	(0.47)	(0.41)	(0.36)	(0.45)	(0.32)	(0.47)
(0.76)	(0.29)	(0.18)	(0.57)	(0.47)	(0.76)	(0.29)	(0.18)	(0.57)	(0.47)
(1.17)	(0.65)	(0.63)	(0.89)	(0.94)	(1.17)	(0.65)	(0.63)	(0.89)	(0.94)
12.32	13.48	13.44	12.69	12.50	12.32	13.48	13.44	12.69	12.50
$ 18	$ 18	$ 17	$ 16	$ 14	$ 18	$ 18	$ 17	$ 15	$ 14

0.12%	5.37%	11.33%	9.62%	2.69%	0.12%	5.37%	11.33%	9.62%	2.69%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.94	2.13	2.50	2.14	2.61	2.94	2.13	2.50	2.14	2.61
25	33	32	30	41	25	33	32	30	41
66

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 10.04	$ 10.22	$ 9.56	$ 10.59	$ 12.34
Income from Investment Operations
Net investment income/(loss)[a]	0.24 [c]	0.21	0.25	0.21	0.30
Net realized and unrealized gains/(losses) on investments	(0.23)	0.35	1.04	0.56	0.03
Total from investment operations	0.01	0.56	1.29	0.77	0.33
Less Distributions
Dividends from net investment income	(0.28)	(0.27)	(0.33)	(0.26)	(0.44)
Distributions from net realized capital gains[1]	(0.58)	(0.47)	(0.30)	(1.54)	(1.64)
Total distributions	(0.86)	(0.74)	(0.63)	(1.80)	(2.08)
Net asset value end of period	9.19	10.04	10.22	9.56	10.59
Net assets end of period (000s)	$25,084	$24,727	$23,994	$22,862	$22,478
Ratios and Supplemental Data (%)
Total return[b]	0.13%	5.79%	14.19%	9.64%	2.75%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.55	1.99	2.42	2.03	2.55
Portfolio turnover[3]	24	22	31	27	39

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 14.92	$ 14.52	$ 13.01	$ 12.99	$ 13.55
Income from Investment Operations
Net investment income/(loss)[a]	0.30 [c]	0.29	0.33	0.24	0.34
Net realized and unrealized gains/(losses) on investments	(0.26)	0.58	1.85	0.87	0.02
Total from investment operations	0.04	0.87	2.18	1.11	0.36
Less Distributions
Dividends from net investment income	(0.36)	(0.33)	(0.40)	(0.25)	(0.41)
Distributions from net realized capital gains[1]	(1.04)	(0.14)	(0.27)	(0.84)	(0.51)
Total distributions	(1.40)	(0.47)	(0.67)	(1.09)	(0.92)
Net asset value end of period	13.56	14.92	14.52	13.01	12.99
Net assets end of period (000s)	$ 9,007	$ 7,708	$ 5,397	$ 2,794	$ 2,235
Ratios and Supplemental Data (%)
Total return[b]	0.34%	6.19%	17.43%	9.86%	2.58%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.17	1.64	2.08	1.79	2.04
Portfolio turnover[3]	22	39	12	41	45
See page 71 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$10.03	$10.22	$ 9.56	$10.58	$12.34	$10.03	$10.22	$ 9.56	$10.58	$12.34

0.24 [c]	0.20	0.24	0.20	0.30	0.24 [c]	0.20 [c]	0.24	0.20	0.30
(0.22)	0.35	1.05	0.58	0.02	(0.22)	0.35	1.05	0.58	0.02
0.02	0.55	1.29	0.78	0.32	0.02	0.55	1.29	0.78	0.32

(0.28)	(0.27)	(0.33)	(0.26)	(0.44)	(0.28)	(0.27)	(0.33)	(0.26)	(0.44)
(0.58)	(0.47)	(0.30)	(1.54)	(1.64)	(0.58)	(0.47)	(0.30)	(1.54)	(1.64)
(0.86)	(0.74)	(0.63)	(1.80)	(2.08)	(0.86)	(0.74)	(0.63)	(1.80)	(2.08)
9.19	10.03	10.22	9.56	10.58	9.19	10.03	10.22	9.56	10.58
$ 19	$ 19	$ 18	$ 16	$ 14	$ 19	$ 19	$ 18	$ 16	$ 14

0.24%	5.70%	14.20%	9.74%	2.65%	0.24%	5.70%	14.20%	9.74%	2.65%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.59	1.97	2.40	2.02	2.45	2.59	1.97	2.40	2.02	2.45
24	22	31	27	39	24	22	31	27	39

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$14.91	$14.51	$13.01	$12.99	$13.54	$14.91	$14.51	$13.01	$12.99	$13.54

0.31 [c]	0.27	0.32	0.25	0.30	0.31 [c]	0.27	0.32	0.25	0.30
(0.27)	0.60	1.85	0.86	0.07	(0.27)	0.60	1.85	0.86	0.07
0.04	0.87	2.17	1.11	0.37	0.04	0.87	2.17	1.11	0.37

(0.36)	(0.33)	(0.40)	(0.25)	(0.41)	(0.36)	(0.33)	(0.40)	(0.25)	(0.41)
(1.04)	(0.14)	(0.27)	(0.84)	(0.51)	(1.04)	(0.14)	(0.27)	(0.84)	(0.51)
(1.40)	(0.47)	(0.67)	(1.09)	(0.92)	(1.40)	(0.47)	(0.67)	(1.09)	(0.92)
13.55	14.91	14.51	13.01	12.99	13.55	14.91	14.51	13.01	12.99
$ 20	$ 20	$ 19	$ 16	$ 14	$ 19	$ 19	$ 18	$ 16	$ 14

0.34%	6.19%	17.36%	9.87%	2.65%	0.34%	6.19%	17.36%	9.87%	2.65%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.27	1.80	2.30	1.93	2.13	2.27	1.80	2.30	1.93	2.13
22	39	12	41	45	22	39	12	41	45
68

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 9.84	$ 10.01	$ 9.19	$ 10.85	$ 11.95
Income from Investment Operations
Net investment income/(loss)[a]	0.18 [c]	0.17	0.22	0.18	0.24
Net realized and unrealized gains/(losses) on investments	(0.10)	0.46	1.52	0.50	0.04
Total from investment operations	0.08	0.63	1.74	0.68	0.28
Less Distributions
Dividends from net investment income	(0.22)	(0.23)	(0.26)	(0.20)	(0.30)
Distributions from net realized capital gains[1]	(0.65)	(0.57)	(0.66)	(2.14)	(1.08)
Total distributions	(0.87)	(0.80)	(0.92)	(2.34)	(1.38)
Net asset value end of period	9.05	9.84	10.01	9.19	10.85
Net assets end of period (000s)	$19,805	$18,933	$17,963	$15,554	$14,927
Ratios and Supplemental Data (%)
Total return[b]	0.94%	6.77%	20.63%	9.76%	2.16%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.96	1.59	2.24	1.71	1.96
Portfolio turnover[3]	18	22	22	27	45

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 15.17	$ 14.85	$ 12.42	$ 12.85	$ 13.67
Income from Investment Operations
Net investment income/(loss)[a]	0.23 [c]	0.23	0.29	0.19	0.25
Net realized and unrealized gains/(losses) on investments	(0.06)	0.80	2.58	0.81	0.05
Total from investment operations	0.17	1.03	2.87	1.00	0.30
Less Distributions
Dividends from net investment income	(0.29)	(0.31)	(0.31)	(0.19)	(0.29)
Distributions from net realized capital gains[1]	(0.80)	(0.40)	(0.13)	(1.24)	(0.83)
Total distributions	(1.09)	(0.71)	(0.44)	(1.43)	(1.12)
Net asset value end of period	14.25	15.17	14.85	12.42	12.85
Net assets end of period (000s)	$ 5,523	$ 4,239	$ 3,340	$ 1,911	$ 1,209
Ratios and Supplemental Data (%)
Total return[b]	1.23%	7.17%	23.75%	9.62%	1.97%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.56	1.37	1.82	1.40	1.50
Portfolio turnover[3]	15	21	20	16	59
See page 71 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$ 9.85	$10.02	$ 9.20	$10.86	$11.96	$ 9.85	$10.02	$ 9.20	$10.86	$11.96

0.18 [c]	0.16	0.21	0.17	0.23	0.18 [c]	0.16	0.21	0.17	0.23
(0.10)	0.47	1.53	0.51	0.05	(0.10)	0.47	1.53	0.51	0.05
0.08	0.63	1.74	0.68	0.28	0.08	0.63	1.74	0.68	0.28

(0.22)	(0.23)	(0.26)	(0.20)	(0.30)	(0.22)	(0.23)	(0.26)	(0.20)	(0.30)
(0.65)	(0.57)	(0.66)	(2.14)	(1.08)	(0.65)	(0.57)	(0.66)	(2.14)	(1.08)
(0.87)	(0.80)	(0.92)	(2.34)	(1.38)	(0.87)	(0.80)	(0.92)	(2.34)	(1.38)
9.06	9.85	10.02	9.20	10.86	9.06	9.85	10.02	9.20	10.86
$ 20	$ 20	$ 19	$ 16	$ 14	$ 20	$ 20	$ 19	$ 16	$ 14

0.94%	6.76%	20.62%	9.78%	2.16%	0.94%	6.76%	20.62%	9.78%	2.16%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.97	1.60	2.20	1.71	1.93	1.97	1.60	2.20	1.71	1.93
18	22	22	27	45	18	22	22	27	45

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$15.17	$14.84	$12.42	$12.85	$13.67	$15.17	$14.84	$12.42	$12.85	$13.67

0.24 [c]	0.22	0.28	0.20	0.22	0.24 [c]	0.22	0.28	0.20	0.22
(0.07)	0.82	2.58	0.80	0.08	(0.07)	0.82	2.58	0.80	0.08
0.17	1.04	2.86	1.00	0.30	0.17	1.04	2.86	1.00	0.30

(0.29)	(0.31)	(0.31)	(0.19)	(0.29)	(0.29)	(0.31)	(0.31)	(0.19)	(0.29)
(0.80)	(0.40)	(0.13)	(1.24)	(0.83)	(0.80)	(0.40)	(0.13)	(1.24)	(0.83)
(1.09)	(0.71)	(0.44)	(1.43)	(1.12)	(1.09)	(0.71)	(0.44)	(1.43)	(1.12)
14.25	15.17	14.84	12.42	12.85	14.25	15.17	14.84	12.42	12.85
$ 21	$ 21	$ 20	$ 16	$ 14	$ 21	$ 21	$ 19	$ 15	$ 14

1.23%	7.24%	23.66%	9.62%	1.97%	1.23%	7.24%	23.66%	9.62%	1.97%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.63	1.40	2.06	1.50	1.50	1.63	1.40	2.06	1.50	1.50
15	21	20	16	59	15	21	20	16	59
70

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
Year Ended October 31,	2015	2014	2013	2012	2011
Net asset value beginning of period	$ 11.40	$ 11.46	$ 10.17	$ 11.75	$ 13.06
Income from Investment Operations
Net investment income/(loss)[a]	0.14 [c]	0.15	0.22	0.16	0.20
Net realized and unrealized gains/(losses) on investments	0.05	0.67	2.20	0.58	0.06
Total from investment operations	0.19	0.82	2.42	0.74	0.26
Less Distributions
Dividends from net investment income	(0.19)	(0.23)	(0.24)	(0.17)	(0.24)
Distributions from net realized capital gains[1]	(1.01)	(0.65)	(0.89)	(2.15)	(1.33)
Total distributions	(1.20)	(0.88)	(1.13)	(2.32)	(1.57)
Net asset value end of period	10.39	11.40	11.46	10.17	11.75
Net assets end of period (000s)	$19,221	$20,434	$19,170	$14,516	$14,620
Ratios and Supplemental Data (%)
Total return[b]	1.83%	7.61%	26.12%	9.66%	1.64%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.35	1.17	1.88	1.41	1.47
Portfolio turnover[3]	24	23	17	21	34

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class	Administrative Class	Investor Class
Year Ended October 31,	2015	2015	2015
Net asset value beginning of period	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.05 [c]	0.13 [c]	0.13 [c]
Net realized and unrealized gains/(losses) on investments	0.18	0.10	0.10
Total from investment operations	0.23	0.23	0.23
Less Distributions
Dividends from net investment income	(0.15)	(0.15)	(0.15)
Distributions from net realized capital gains[1]	—	—	—
Total distributions	(0.15)	(0.15)	(0.15)
Net asset value end of period	10.08	10.08	10.08
Net assets end of period (000s)	$ 762	$ 10	$ 10
Ratios and Supplemental Data (%)
Total return[b]	2.28%	2.28%	2.28%
Ratio of total expenses to average net assets[2]	—	0.25	0.37
Ratio of net expenses to average net assets[a,2]	—	—	—
Ratio of net investment income to average net assets[a,2]	0.52	1.29	1.29
Portfolio turnover[3]	15	15	15

*	Less than $0.01
1	Includes both short-term and long-term capital gains.
2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
3	Amounts do not include the activity of the underlying funds.
a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class					Investor Class
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$11.41	$11.47	$10.18	$11.75	$13.06	$11.41	$11.47	$10.18	$11.75	$13.06

0.14 [c]	0.15	0.22	0.16	0.19	0.14 [c]	0.15	0.22	0.16	0.19
0.05	0.67	2.20	0.59	0.07	0.05	0.67	2.20	0.59	0.07
0.19	0.82	2.42	0.75	0.26	0.19	0.82	2.42	0.75	0.26

(0.19)	(0.23)	(0.24)	(0.17)	(0.24)	(0.19)	(0.23)	(0.24)	(0.17)	(0.24)
(1.01)	(0.65)	(0.89)	(2.15)	(1.33)	(1.01)	(0.65)	(0.89)	(2.15)	(1.33)
(1.20)	(0.88)	(1.13)	(2.32)	(1.57)	(1.20)	(0.88)	(1.13)	(2.32)	(1.57)
10.40	11.41	11.47	10.18	11.75	10.40	11.41	11.47	10.18	11.75
$ 21	$ 21	$ 19	$ 15	$ 14	$ 22	$ 21	$ 20	$ 16	$ 14

1.83%	7.61%	26.09%	9.74%	1.64%	1.83%	7.61%	26.09%	9.74%	1.64%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.32	1.17	1.91	1.35	1.43	1.32	1.17	1.91	1.35	1.43
24	23	17	21	34	24	23	17	21	34

72

Harbor Target Retirement Funds
Notes to Financial Statements—October 31, 2015

(Currency in thousands)
Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”.  The Funds invest in a combination of other affiliated funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by the subadvisers, none of which is affiliated with the Adviser.
The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.
Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Level 1, Level 2 or Level 3, transfers between Levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
73

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2014), including all positions expected to be taken upon filing the 2015 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
74

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 2—Significant Accounting Policies—Continued
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2015, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 24% of Harbor Unconstrained Bond Fund.
New Accounting Pronouncements
In May 2015, FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) which removes the requirement to make certain fair value disclosures for investments that are eligible to be measured at fair value using the net asset value per share. ASU 2015-07 becomes effective for interim or annual periods beginning after December 15, 2015. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2015 are as follows:
	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 109	$ 192	$ —	$ 27	$ 69
Harbor Mid Cap Growth Fund	83	87	—	37	13
Harbor Small Cap Growth Fund	75	85	—	30	15
Harbor Large Cap Value Fund	134	206	6	33	84
Harbor Mid Cap Value Fund	63	115	3	2	55
Harbor Small Cap Value Fund	58	87	1	8	22
Harbor International Fund	178	348	18	—	69
Harbor International Growth Fund	169	170	7	—	29
Harbor Global Growth Fund	53	63	—	20	19
Harbor Unconstrained Bond Fund	181	551	57	—	(10)
Harbor High-Yield Bond Fund	374	1,007	99	52	(63)
Harbor Bond Fund	914	1,599	201	55	(46)
Harbor Real Return Fund	513	599	185	—	(78)
Harbor Money Market Fund	1,032	387	1	—	—
Total	$3,936	$5,496	$578	$264	$178

75

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions—Continued
	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 110	$ 287	$ —	$ 26	$ 49
Harbor Mid Cap Growth Fund	77	133	—	35	(7)
Harbor Small Cap Growth Fund	76	135	—	29	(1)
Harbor Large Cap Value Fund	141	326	5	32	70
Harbor Mid Cap Value Fund	68	197	3	2	65
Harbor Small Cap Value Fund	62	152	1	8	5
Harbor International Fund	195	522	17	—	24
Harbor International Growth Fund	141	260	7	—	11
Harbor Global Growth Fund	54	106	—	20	7
Harbor Commodity Real Return Strategy Fund	95	127	8	—	(64)
Harbor Unconstrained Bond Fund	95	321	32	—	(8)
Harbor High-Yield Bond Fund	249	743	67	33	(59)
Harbor Bond Fund	556	1,429	109	31	(66)
Harbor Real Return Fund	344	484	81	—	(92)
Harbor Money Market Fund	360	322	1	—	—
Total	$2,623	$5,544	$331	$216	$(66)

	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 296	$ 605	$ 1	$ 81	$ 234
Harbor Mid Cap Growth Fund	233	267	—	109	45
Harbor Small Cap Growth Fund	215	272	—	91	57
Harbor Large Cap Value Fund	393	667	17	101	269
Harbor Mid Cap Value Fund	178	367	10	6	189
Harbor Small Cap Value Fund	181	303	2	25	75
Harbor International Fund	562	1,095	54	—	228
Harbor International Growth Fund	514	549	21	—	95
Harbor Global Growth Fund	156	208	1	61	68
Harbor Commodity Real Return Strategy Fund	363	225	34	—	(124)
Harbor Unconstrained Bond Fund	295	389	79	—	(6)
Harbor Convertible Securities Fund	1,274	200	10	—	5
Harbor High-Yield Bond Fund	860	1,218	227	100	(72)
Harbor Bond Fund	1,384	3,357	286	82	(29)
Harbor Real Return Fund	713	653	180	—	(107)
Harbor Money Market Fund	458	77	—	—	—
Total	$8,075	$10,452	$922	$656	$ 927

76

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions—Continued
	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 165	$ 169	$ —	$ 33	$ 57
Harbor Mid Cap Growth Fund	122	75	—	45	10
Harbor Small Cap Growth Fund	115	84	—	37	15
Harbor Large Cap Value Fund	218	186	8	41	67
Harbor Mid Cap Value Fund	120	106	4	3	46
Harbor Small Cap Value Fund	105	86	1	10	17
Harbor International Fund	326	335	22	—	53
Harbor International Growth Fund	273	149	9	—	18
Harbor Global Growth Fund	88	58	—	25	13
Harbor Commodity Real Return Strategy Fund	263	91	16	—	(54)
Harbor Unconstrained Bond Fund	205	94	26	—	(2)
Harbor Convertible Securities Fund	578	55	5	—	1
Harbor High-Yield Bond Fund	552	258	93	36	(17)
Harbor Bond Fund	858	961	97	26	(36)
Harbor Real Return Fund	317	132	47	—	(24)
Total	$4,305	$2,839	$328	$256	$164

	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 373	$ 489	$ 1	$ 96	$ 210
Harbor Mid Cap Growth Fund	288	214	—	130	53
Harbor Small Cap Growth Fund	267	226	—	108	51
Harbor Large Cap Value Fund	454	492	21	119	213
Harbor Mid Cap Value Fund	214	260	11	8	127
Harbor Small Cap Value Fund	190	193	2	30	51
Harbor International Fund	719	950	64	—	128
Harbor International Growth Fund	640	406	25	—	47
Harbor Global Growth Fund	195	149	1	72	39
Harbor Commodity Real Return Strategy Fund	631	221	47	—	(153)
Harbor Unconstrained Bond Fund	313	170	48	—	(5)
Harbor Convertible Securities Fund	1,038	113	9	—	2
Harbor High-Yield Bond Fund	917	477	192	73	(35)
Harbor Bond Fund	1,270	1,758	184	50	(10)
Harbor Real Return Fund	413	167	57	—	(35)
Total	$7,922	$6,285	$662	$686	$ 683

77

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions—Continued
	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 212	$ 182	$ —	$ 36	$ 47
Harbor Mid Cap Growth Fund	137	58	—	49	(2)
Harbor Small Cap Growth Fund	137	69	—	42	(1)
Harbor Large Cap Value Fund	254	171	9	45	53
Harbor Mid Cap Value Fund	153	94	4	3	39
Harbor Small Cap Value Fund	125	73	1	11	2
Harbor International Fund	440	380	24	—	29
Harbor International Growth Fund	350	163	9	—	12
Harbor Global Growth Fund	113	62	—	28	9
Harbor Commodity Real Return Strategy Fund	291	65	15	—	(37)
Harbor Unconstrained Bond Fund	142	55	12	—	(2)
Harbor Convertible Securities Fund	74	9	1	—	—
Harbor High-Yield Bond Fund	466	175	58	20	(18)
Harbor Bond Fund	649	325	53	12	(10)
Harbor Real Return Fund	95	29	8	—	(3)
Total	$3,638	$1,910	$194	$246	$118

	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 300	$ 392	$ 1	$102	$187
Harbor Mid Cap Growth Fund	262	153	—	138	36
Harbor Small Cap Growth Fund	260	187	—	114	45
Harbor Large Cap Value Fund	376	366	23	126	158
Harbor Mid Cap Value Fund	194	197	12	8	94
Harbor Small Cap Value Fund	178	167	2	32	44
Harbor International Fund	672	811	68	—	111
Harbor International Growth Fund	562	261	26	—	40
Harbor Global Growth Fund	171	110	1	77	19
Harbor Commodity Real Return Strategy Fund	477	81	29	—	(62)
Harbor Unconstrained Bond Fund	189	78	21	—	(2)
Harbor High-Yield Bond Fund	642	245	97	36	(7)
Harbor Bond Fund	961	494	90	22	(5)
Harbor Real Return Fund	86	36	15	—	(7)
Total	$5,330	$3,578	$385	$655	$651

78

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions—Continued
	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 163	$ 72	$—	$ 27	$ 25
Harbor Mid Cap Growth Fund	111	23	—	37	4
Harbor Small Cap Growth Fund	107	34	—	30	6
Harbor Large Cap Value Fund	202	63	6	33	22
Harbor Mid Cap Value Fund	131	46	3	2	22
Harbor Small Cap Value Fund	100	34	1	9	7
Harbor International Fund	368	194	19	—	27
Harbor International Growth Fund	275	53	7	—	6
Harbor Global Growth Fund	88	22	—	20	7
Harbor Commodity Real Return Strategy Fund	155	32	7	—	(23)
Harbor Unconstrained Bond Fund	55	17	3	—	—
Harbor High-Yield Bond Fund	203	60	17	6	(5)
Harbor Bond Fund	282	103	14	3	(4)
Harbor Real Return Fund	14	2	—	—	—
Total	$2,254	$755	$ 77	$167	$ 94

	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 305	$ 613	$ 2	$141	$ 281
Harbor Mid Cap Growth Fund	305	234	—	192	53
Harbor Small Cap Growth Fund	302	274	—	157	61
Harbor Large Cap Value Fund	383	593	32	174	238
Harbor Mid Cap Value Fund	240	383	17	11	193
Harbor Small Cap Value Fund	204	268	3	43	67
Harbor International Fund	833	1,433	93	—	228
Harbor International Growth Fund	802	604	36	—	73
Harbor Global Growth Fund	212	209	1	105	33
Harbor Commodity Real Return Strategy Fund	378	135	23	—	(93)
Harbor Unconstrained Bond Fund	91	53	6	—	(1)
Harbor High-Yield Bond Fund	348	182	35	12	(12)
Harbor Bond Fund	482	316	27	6	(13)
Total	$4,885	$5,297	$275	$841	$1,108

79

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 3—Investment Portfolio Transactions—Continued
	Purchases	Sales	Investment income from affiliated funds	Net Realized Gain/(Loss)
Harbor Target Retirement 2055 Fund				Distributions received from affiliated funds	Sale of affiliated funds
Underlying Funds
Harbor Capital Appreciation Fund	$ 95	$10	$—	$—	$—
Harbor Mid Cap Growth Fund	51	3	—	1	(1)
Harbor Small Cap Growth Fund	47	3	—	1	—
Harbor Large Cap Value Fund	111	7	—	1	—
Harbor Mid Cap Value Fund	75	5	—	—	—
Harbor Small Cap Value Fund	56	4	—	—	—
Harbor International Fund	172	11	—	—	—
Harbor International Growth Fund	117	7	—	—	—
Harbor Global Growth Fund	42	3	—	—	(1)
Harbor Commodity Real Return Strategy Fund	29	2	—	—	(1)
Harbor Unconstrained Bond Fund	6	1	—	—	—
Harbor High-Yield Bond Fund	26	3	1	—	—
Harbor Bond Fund	32	4	1	—	—
Total	$859	$63	$ 2	$ 3	$ (3)

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is majority owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.
Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
80

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
Note 4—Fees and Other Transactions with Affiliates—Continued
Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the year ended October 31, 2015. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.  The voluntary waiver may be discontinued at any time.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional shares
Administrative Class	0.00% of the average daily net assets of all Administrative shares
Investor Class	0.12% of the average daily net assets of all Investor shares
Harbor Services Group has voluntarily waived its transfer agent fees during the year ended October 31, 2015. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On October 31, 2015, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	8,297	1,660	1,660	11,617	0.7%
Harbor Target Retirement 2015 Fund	7,780	1,556	1,556	10,892	1.5
Harbor Target Retirement 2020 Fund	20,902	1,754	1,754	24,410	0.9
Harbor Target Retirement 2025 Fund	20,322	1,466	1,466	23,254	2.5
Harbor Target Retirement 2030 Fund	49,429	2,057	2,057	53,543	2.0
Harbor Target Retirement 2035 Fund	26,400	1,450	1,450	29,300	4.4
Harbor Target Retirement 2040 Fund	11,379	2,254	2,254	15,887	0.7
Harbor Target Retirement 2045 Fund	45,196	1,472	1,472	48,140	12.3
Harbor Target Retirement 2050 Fund	19,577	2,070	2,070	23,717	1.3
Harbor Target Retirement 2055 Fund	9,347	1,015	1,015	11,377	14.7
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the year ended October 31, 2015.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
81

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of distributions from investments in the Underlying Funds. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.
The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2015 are as follows:
	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Target Retirement Income Fund	$ 34	$(34)	$—
Harbor Target Retirement 2015 Fund	26	(26)	—
Harbor Target Retirement 2020 Fund	78	(78)	—
Harbor Target Retirement 2025 Fund	30	(30)	—
Harbor Target Retirement 2030 Fund	76	(76)	—
Harbor Target Retirement 2035 Fund	26	(26)	—
Harbor Target Retirement 2040 Fund	66	(66)	—
Harbor Target Retirement 2045 Fund	16	(16)	—
Harbor Target Retirement 2050 Fund	79	(79)	—
Harbor Target Retirement 2055 Fund	—	—	—
The tax composition of distributions for the Funds that had distributions is as follows:
	As of October 31, 2015			As of October 31, 2014
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor Target Retirement Income Fund	$611	$ 441	$1,052	$433	$ 335	$ 768
Harbor Target Retirement 2015 Fund	380	508	888	327	430	757
Harbor Target Retirement 2020 Fund	974	1,066	2,040	784	957	1,741
Harbor Target Retirement 2025 Fund	331	606	937	248	201	449
Harbor Target Retirement 2030 Fund	689	1,452	2,141	619	1,099	1,718
Harbor Target Retirement 2035 Fund	198	545	743	123	52	175
Harbor Target Retirement 2040 Fund	423	1,263	1,686	413	1,032	1,445
Harbor Target Retirement 2045 Fund	87	228	315	74	94	168
Harbor Target Retirement 2050 Fund	344	1,785	2,129	382	1,102	1,484
Harbor Target Retirement 2055 Fund	1	—	1	—	—	—
As of October 31, 2015, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Target Retirement Income Fund	$ 19	$ 467	$ (598)
Harbor Target Retirement 2015 Fund	113	219	(466)
Harbor Target Retirement 2020 Fund	351	1,702	(1,077)
Harbor Target Retirement 2025 Fund	138	501	(489)
Harbor Target Retirement 2030 Fund	273	1,477	5
Harbor Target Retirement 2035 Fund	84	405	(368)
Harbor Target Retirement 2040 Fund	140	1,315	1,099
Harbor Target Retirement 2045 Fund	26	275	84
Harbor Target Retirement 2050 Fund	59	1,982	1,531
Harbor Target Retirement 2055 Fund	2	3	(14)
At October 31, 2015, none of the Funds had capital loss carryforwards for federal tax purposes.
82

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

(Currency in thousands)
NOTE 5—TAX INFORMATION—Continued
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2015 are as follows:
	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$15,752	$ 204	$ (802)	$ (598)
Harbor Target Retirement 2015 Fund	8,277	71	(537)	(466)
Harbor Target Retirement 2020 Fund	28,401	744	(1,821)	(1,077)
Harbor Target Retirement 2025 Fund	12,012	237	(726)	(489)
Harbor Target Retirement 2030 Fund	25,117	1,190	(1,185)	5
Harbor Target Retirement 2035 Fund	9,414	163	(531)	(368)
Harbor Target Retirement 2040 Fund	18,746	1,759	(660)	1,099
Harbor Target Retirement 2045 Fund	5,481	235	(151)	84
Harbor Target Retirement 2050 Fund	17,733	1,855	(324)	1,531
Harbor Target Retirement 2055 Fund	796	7	(21)	(14)

Note 6—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
83

Harbor Target Retirement Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund (ten of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and the shareholder servicing agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund of the Harbor Funds at October 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2015
84

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 979.70
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 980.80
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 980.80
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 975.50
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 976.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 975.50
Hypothetical (5% return)		0.00	1,000	1,025.21
85

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 971.70
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 971.70
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 971.70
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 968.60
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 968.60
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 968.60
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 966.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 966.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 966.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 964.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 964.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 964.40
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 963.80
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 963.80
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 963.80
Hypothetical (5% return)		0.00	1,000	1,025.21
86

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 962.20
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 962.20
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 962.20
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 961.10
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 961.20
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 961.20
Hypothetical (5% return)		0.00	1,000	1,025.21
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$ 960.90
Hypothetical (5% return)		0.00	1,000	1,025.21
Administrative Class	0.00%
Actual		$0.00**	$1,000	$ 961.80
Hypothetical (5% return)		0.00	1,000	1,025.21
Investor Class	0.00%
Actual		$0.00**	$1,000	$ 961.80
Hypothetical (5% return)		0.00	1,000	1,025.21

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.
87

Harbor Target Retirement Funds
Additional Information (Unaudited)

Additional Tax Information
(Currency in thousands)
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2015:
Amount
Harbor Target Retirement Income Fund	$ 441
Harbor Target Retirement 2015 Fund	508
Harbor Target Retirement 2020 Fund	1,066
Harbor Target Retirement 2025 Fund	605
Harbor Target Retirement 2030 Fund	1,452
Harbor Target Retirement 2035 Fund	545
Harbor Target Retirement 2040 Fund	1,263
Harbor Target Retirement 2045 Fund	228
Harbor Target Retirement 2050 Fund	1,785
Harbor Target Retirement 2055 Fund	—

Proxy Voting
The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
88

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is:[Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (52) Trustee	Since 2014	Trustee, Rare (conservation non-profit) (2011–Present); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	28	Director, Anthracite Capital, Inc. (2005-2010).
Raymond J. Ball (70) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None
Donna J. Dean (63) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present); and Trustee of Queens University of Charlotte, North Carolina (2000-2014).	28	None
Randall A. Hack (68) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	28	Director of FiberTower Corporation (2002-2011).
Robert Kasdin (57) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-Present); Trustee (2004-2014) and President of the Board of Trustees (2006-2011), The Dalton School; Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007–2014).	28	Director of Noranda Aluminum Holdings Corp. (2007–2014); and Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Rodger F. Smith (74) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
Ann M. Spruill (61) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2000-2008), Grantham, Mayo, Van Otterloo & Co. LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	28	None
89

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INTERESTED TRUSTEE
David G. Van Hooser (69)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (46) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (44) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (40) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (47) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (56) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (43) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
Susan A. DeRoche (62) Assistant Secretary	Since 2006	Senior Vice President (2014-Present), Compliance Director (2007-Present), Assistant Secretary (2006-Present), and Vice President (2007-2014) Harbor Capital Advisors, Inc.; Senior Vice President (2011–Present) and Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Secretary (2014-Present) and Assistant Secretary (2012-2013), Harbor Services Group, Inc.
John M. Paral (46) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-2012), Harbor Capital Advisors, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
90

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
91

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
92

Glossary—Continued

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
93

Glossary—Continued

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Russell Investments.
94

Glossary—Continued

Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
95

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Rodger F. Smith
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
Susan A. DeRoche
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.TR.1015

ITEM 2 – CODE OF ETHICS
(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young:
	Fiscal Year Ended October 31, 2014			Fiscal Year Ended October 31, 2015
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$ 673,379	N/A	N/A	$663,600	N/A	N/A
(b) Audit-Related Fees.	$ 6,000[1]	$ 51,250[2]	$ 0	$ 3,000[1]	$ 51,250[2]	N/A
(c) Tax Fees.	$ 271,000[3]	$ 0	$ 0	$ 317,200[3]	$ 9,100[4]	N/A
(d) All Other Fees.	$ 12,900[5]	$ 2,660[6]	$ 0	$ 16,800[5]	$ 2,790[6]	N/A
1Includes fees related to the issuance of consents for N-1A filings.2 Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.3Includes fees related to tax compliance, including foreign tax reclaim filings.4Includes fees billed in connection with tax consulting services provided to Harbor Capital Advisors, Inc. (the “Adviser”).5Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.6Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
(e)(1)Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.
(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)	Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2014: $ 289,900
Fiscal Year Ended October 31, 2015: $ 337,000
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2014: $ 53,910
Fiscal Year Ended October 31, 2015: $ 63,140
(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 5th day of January, 2016 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
By: /s/ David G. Van Hooser

David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	January 5, 2016
By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	January 5, 2016

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).